--------------------------------------------------------------------------------
U.S. Growth Funds - Prospectus
--------------------------------------------------------------------------------

NOVEMBER 24, 1997

[LOGO]

U.S. GROWTH FUNDS


SMALL COMPANY GROWTH FUND  (Class A and Class B Shares)
--------------------------------------------------------------------------------
EMERGING  GROWTH FUND  (Class A and Class B Shares)
--------------------------------------------------------------------------------
GROWTH FUND  (Class A and Class B Shares)
--------------------------------------------------------------------------------

BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN PIPER U.S. GROWTH FUNDS . . . . . . 1

FUND DESCRIPTIONS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND. . . . . . . . . . . . 2     Investment objectives and
EMERGING GROWTH FUND . . . . . . . . . . . . . . 4     policies, risk
GROWTH FUND. . . . . . . . . . . . . . . . . . . 6     considerations, portfolio
                                                       managers, shareholder
                                                       expenses and financial
                                                       highlights
PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . . . . 8     An overview of securities
RISK FACTORS . . . . . . . . . . . . . . . . . .10     and investment techniques
                                                       that may be used by the
                                                       funds and their risks

MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . . .11     Practical information to
   Choosing a Share Class                              help you manage your
   Calculating Your Purchase Price                     investment in Piper Funds
   Reducing the Front-End Sales Charge
   Investing Automatically
HOLDING SHARES . . . . . . . . . . . . . . . . .13
   Receiving Dividends and Other Distributions
   Taxing of Dividends and Other Distributions
   Exchanging Shares
   Conducting Transactions by Phone
   Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . .14
   Receiving the Proceeds
   Paying the Contingent Deferred Sales Charge
   Taking Systematic Withdrawals
   Reinvesting After a Sale

--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . . .15

INVESTING IN PIPER
--------------------------------------------------------------------------------
U.S. GROWTH FUNDS
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PIPER U.S. GROWTH FUNDS TARGET LONG-TERM GROWTH BY INVESTING PRIMARILY IN COMMON
STOCKS. SMALL COMPANY GROWTH FUND, EMERGING GROWTH FUND AND GROWTH FUND ARE ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
One or more of these funds may be appropriate for your investment portfolio if:

- You are investing for retirement, your child's education, or another long-term goal.

- You are comfortable with a volatile investment and are willing to take risk in the hope of achieving a higher long-term return.

- You wish to diversify your portfolio, perhaps as part of an asset allocation strategy.

If you anticipate needing your money in a short time --- or if you prefer a stable investment and would consider selling your shares at the first sign of loss in your portfolio --- you should consider other investment vehicles. Piper U.S. Growth Funds were not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with these investments. Safety of principal is not guaranteed. Risks associated with these funds are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------

Please read this prospectus carefully and keep it on file for future reference. More detailed information about the funds is contained in their statement of additional information, which can be obtained from the funds at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                        1  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
Small Company Growth Fund seeks long-term capital appreciation. To pursue this objective, the fund invests primarily in common stocks of small companies.

OVER TIME, SMALL COMPANIES MAY PROVIDE GREATER GROWTH POTENTIAL
THAN LARGER, MORE MATURE COMPANIES. HOWEVER, THEY ALSO INVOLVE GREATER RISKS AND PRICE VOLATILITY.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Small Company Growth Fund will invest at least 65% of its total assets in common stocks of small companies that the advisor believes offer superior growth potential. A company will be considered small if, at the time of purchase, it has a market capitalization within the range of companies included in Standard & Poor's SmallCap 600 Index ($39 million to $2.8 billion as of October 31, 1997).

The advisor uses a long-term, fundamental approach to identify and select small companies which appear to offer superior growth potential. A "fundamental" approach includes looking at a company's earnings and sales growth, competitive advantages, management, and market opportunities and evaluating whether its stock is fairly valued at the current market price.

Generally, the fund will be fully invested in a diversified portfolio of common stocks, except that a small portion of assets will be held in short-term money market securities and cash to pay redemption requests and fund expenses. However, under unusual circumstances, the fund may retain cash or invest part or all of its assets in short-term money market securities as a temporary defensive measure. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into stock index futures contracts and purchase or write put or call options on such contracts. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See the descriptions of market risk, company risk and sector risk on page 10.

Stocks of small companies involve substantial risk. Small companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Stocks of small companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small companies at the desired time and price.

The investment securities and techniques used by this fund present other risks as well. See pages 8-10 for more information.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
SANDRA SHREWSBURY, CFA, is a senior vice president of Piper Capital with 14 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.(1)

SHAREHOLDER TRANSACTION EXPENSES                              CLASS A   CLASS B
                                                            --------------------
Maximum front-end sales charge on purchases. . . . . . . .      4.00%     none
   (AS A % OF OFFERING PRICE)
Maximum deferred sales charge. . . . . . . . . . . . . . .      none(2)   4.00%
   (AS A % OF  NET ASSET VALUE AT PURCHASE
   OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . .      0.75%     0.75%
12b-1 fee (after class A share fee limitation)(3,4). . . .      0.34%     1.00%
Other expenses (after expense reimbursements)(4) . . . . .      0.25%     0.25%
                                                                -----     -----
Total operating expenses
   (after fee limitation and expense reimbursements)(4). .      1.34%     2.00%


--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

                                       CLASS A        CLASS B       CLASS B
                                                      Assuming     Assuming
                                                     redemption        no
                                                     at end of     redemption
                                                       period
                                       ---------------------------------------
1 year . . . . . . . . . . . . . . . .    $53            $60         $20
3 years. . . . . . . . . . . . . . . .    $81            $93         $63
5 years. . . . . . . . . . . . . . . .   $110           $128        $108
10 years . . . . . . . . . . . . . . .   $195           $200(5)     $200(5)

(1) For class B shares, "other expenses" are based on intended reimburstments for fiscal 1998.

(2) Except for investments of $500,000 or more. See "Paying the Contingent Deferred Sales Charge," page 14.

(3) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(4) If Piper Jaffray and Piper Capital had not voluntarily limited fees and reimbursed expenses, the class A share 12b-1 fee would have been 0.50%, other expenses would have been 0.73% for class A shares, 0.40% for class B shares, and total operating expenses would have been 1.98% for class A shares and 2.15% for class B shares. Fee limitations and expense reimbursements reflected in the table may be discontinued at any time after fiscal 1998 year end.

(5) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.

--------------------------------------------------------------------------------
                        2  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                                                       Period             Period
                                                                                                        from               from
                                                                                                       11/1/88   Year    3/16/87(1)
CLASS A SHARES                                          Fiscal year ended September 30,                  to      Ended      to
                                       1997   1996(2)   1995     1994   1993     1992   1991    1990   9/30/89 10/31/88  10/31/87
                                       -------------------------------------------------------------------------------------------
PER SHARE DATA(3)
Net asset value, beginning
 of period . . . . . . . . . . . . .   $9.41   $9.73    $8.59   $8.42   $6.79   $6.41   $4.59   $5.03   $4.04    $3.95    $5.00
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
Operations:
   Net investment income (loss). . .   (0.09)   0.03     0.05    0.04    0.01    0.04    0.04    0.05    0.19     0.05     0.04
   Net realized and unrealized
    gains (losses) on investments. .    3.11    0.48     1.14    0.15    1.65    0.36    1.82   (0.37)   0.93     0.10    (1.05)
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
   Total from operations . . . . . .    3.02    0.51     1.19    0.19    1.66    0.40    1.86   (0.32)   1.12     0.15    (1.01)
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
Distributions to shareholders:
   From net investment income. . . .   (0.02)  (0.04)   (0.05)  (0.02)  (0.03)  (0.02)  (0.04)  (0.12)  (0.13)   (0.06)   (0.04)
   From net realized gains
    on investments . . . . . . . . .   (2.84)  (0.79)      --      --      --      --      --      --      --       --       --
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
   Total distributions to
    shareholders . . . . . . . . . .   (2.86)  (0.83)   (0.05)  (0.02)  (0.03)  (0.02)  (0.04)  (0.12)  (0.13)   (0.06)   (0.04)
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
Net asset value, end of period . . .   $9.57   $9.41    $9.73   $8.59   $8.42   $6.79   $6.41   $4.59   $5.03    $4.04    $3.95
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----
                                       -----   -----    -----   -----   -----   -----   -----   -----   -----    -----    -----

SELECTED INFORMATION

Total return(4)[BAR GRAPH] . . . . .   45.66%   5.38%   13.88%   2.12%  24.56%   6.18%  40.71%  (6.61%) 27.86%    3.47%  (20.48%)

Net assets, end of period
 (in millions) . . . . . . . . . . .     $36     $31      $48     $78     $84      $9      $9      $8     $13      $19      $28
Ratio of expenses to average
 daily net assets(5) . . . . . . . .    1.34%   1.32%    1.40%   1.32%   1.28%   1.47%   1.32%   1.49%   1.30%(7) 1.52%    1.02%(7)
Ratio of net investment
   income (loss) to average
   daily net assets. . . . . . . . .   (0.75%)  0.20%    0.43%   0.37%   0.50%   0.56%   0.61%   1.03%   3.95%(7) 1.13%    1.51%(7)
Average commission rate paid
 on portfolio transactions(6). . . .  $0.0600 $0.0600     --      --      --      --      --      --      --       --       --
Portfolio turnover rate
 (excluding short-term
 securities) . . . . . . . . . . . .     109%    125%     182%    177%    154%    420%    507%    514%    375%     202%     200%
Ratios before waivers by the
 advisor and/or distributor:
   Of expenses to average
    daily net assets(5). . . . . . .    1.98%   1.79%    1.63%   1.54%   1.86%   2.49%   2.39%   2.55%   2.23%(7) 2.20%    2.24%(7)
   Of net investment
    income (loss) to average
    daily net assets . . . . . . . .   (1.39%) (0.27%)   0.20%   0.15%  (0.08%) (0.46%) (0.46%) (0.03%)  3.02%(7) 0.45%    0.29%(7)
------------------------------------------------------------------------------------------------------------------------------------


                                    Period from
CLASS B SHARES                     2/18/97(8) to
                                      9/30/97
                                   --------------
PER SHARE DATA
Net asset value, beginning
 of period . . . . . . . . . . . . .   $7.24
                                       -----
Operations:
   Net investment loss . . . . . . .   (0.03)
   Net realized and unrealized
    gains on investments . . . . . .    2.33
                                       -----
   Total from operations . . . . . .    2.30
                                       -----
Net asset value, end of period . . .   $9.54
                                       -----
                                       -----
SELECTED INFORMATION

Total return(4). . . . . . . . . . .   31.77%
Net assets, end of
 period (in thousands) . . . . . . .    $480
Ratio of expenses to average
 daily net assets. . . . . . . . . .    1.98%(7)
Ratio of net investment
 loss to average
   daily net assets. . . . . . . . .   (1.49%)(7)
Average commission rate paid
 on portfolio transactions(6). . . .  $0.0600
Portfolio turnover rate
 (excluding short-term
 securities) . . . . . . . . . . . .     109%
Ratios before waivers by the advisor:
   Of expenses to average
    daily net assets . . . . . . . .    2.15%(7)
   Of net investment
    loss to average
    daily net assets . . . . . . . .   (1.66%)(7)


(1)  Commencement of operations.

(2) On 9/12/96, shareholders of the Small Company Growth Fund approved a change in the fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the fund's investment policies were revised and the fund's name was changed from Equity Strategy Fund to Small Company Growth Fund.

(3) Per-share amounts have been adjusted to reflect the effect of the stock dividend declared on 10/21/96.

(4) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(5) Includes 0.24%, 0.17% and 0.15% of income tax expense for fiscal 1988, 1990 and 1992, respectively.

(6)  Disclosed in accordance with guidelines adopted in 1996.

(7)  Annualized.

(8)  Commencement of offering of class B shares.

--------------------------------------------------------------------------------
                        3  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

EMERGING GROWTH FUND
--------------------------------------------------------------------------------
EMERGING GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN COMMON STOCKS OF EMERGING GROWTH COMPANIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Emerging Growth Fund will invest at least 65% of its total assets in common stocks of emerging growth companies that the advisor believes offer superior growth potential. A company will be considered an emerging growth company if, at the time of purchase, it has a market capitalization within the range of companies included in Standard & Poor's MidCap 400 Index ($236 million to $11.3 billion as of October 31, 1997).

The advisor uses a long-term, fundamental approach to identify and select emerging growth companies which appear to offer superior growth potential. A "fundamental" approach includes looking at a company's earnings and sales growth, competitive advantages, management, and market opportunities and evaluating whether its stock is fairly valued at the current market price.

Generally, the fund will be fully invested in a diversified portfolio of common stocks, except that a small portion of its assets will be held in short-term money market securities and cash to pay redemption requests and fund expenses. However, under unusual circumstances, the fund may retain cash or invest part or all of its assets in short-term money market securities as a temporary defensive measure. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into stock index futures contracts and purchase or write put or call options on such contracts. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See the descriptions of market risk, company risk and sector risk on page 10.

While emerging growth stocks may be slightly less volatile than small company stocks, they still involve substantial risk. This is because emerging growth companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of emerging growth companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

The investment securities and techniques used by this fund present other risks as well. See pages 8-10 for more information.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
SANDRA SHREWSBURY, CFA, is a senior vice president of Piper Capital with 14 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES                          CLASS A     CLASS B
                                                         --------------------
Maximum front-end sales charge on purchases. . . . . . .  4.00%        none
   (AS A % OF OFFERING PRICE)
Maximum deferred sales charge. . . . . . . . . . . . . .  none(1)      4.00%
   (AS A % OF  NET ASSET VALUE AT PURCHASE
   OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . .  0.69%        0.69%
12b-1 fee (after class A share fee limitation)(2,3). . .  0.34%        1.00%
Other expenses . . . . . . . . . . . . . . . . . . . . .  0.20%        0.16%
                                                          ----         ----
Total operating expenses (after fee limitation)(3) . . .  1.23%        1.85%


--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

                                  CLASS A         CLASS B           CLASS B
                                             Assuming redemption    Assuming
                                               at end of period   no redemption
                                 ----------------------------------------------
1 year . . . . . . . . . . . .     $52              $59               $19
3 years. . . . . . . . . . . .     $77              $88               $58
5 years. . . . . . . . . . . .    $105             $120              $100
10 years . . . . . . . . . . .    $183             $186(4)           $186(4)

(1) Except for investments of $500,000 or more. See "Paying the Contingent Deferred Sales Charge," page 14.

(2) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(3) If Piper Jaffray had not voluntarily limited fees, the class A share 12b-1 fee would have been 0.50% and total operating expenses for class A shares would have been 1.39%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

(4) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.

--------------------------------------------------------------------------------
                        4  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                                                                 Period from
CLASS A SHARES                                             Fiscal year ended September 30,                      4/23/90(1) to
                                           1997     1996      1995      1994       1993      1992      1991       9/30/90
                                         -------------------------------------------------------------------------------------
PER SHARE DATA(2)
Net asset value, beginning
 of period . . . . . . . . . . . . . .   $13.86   $12.97     $9.63     $9.87      $7.21     $6.93     $4.30        $5.00
                                         ------   ------     -----     -----      -----     -----     -----        -----
Operations:
    Net investment income
     (loss). . . . . . . . . . . . . .    (0.08)   (0.05)    (0.06)    (0.04)     (0.03)       --      0.01         0.01
    Net realized and unrealized
     gains (losses) on
     investments . . . . . . . . . . .     2.72     2.18      3.40     (0.20)      2.69      0.32      2.64        (0.71)
                                         ------   ------     -----     -----      -----     -----     -----        -----
    Total from operations. . . . . . .     2.64     2.13      3.34     (0.24)      2.66      0.32      2.65        (0.70)
                                         ------   ------     -----     -----      -----     -----     -----        -----
Distributions to shareholders:
    From net investment income . . . .       --       --        --        --         --        --     (0.02)          --
    From net realized gains on
     investments . . . . . . . . . . .    (1.25)   (1.24)       --        --         --     (0.04)       --           --
                                         ------   ------     -----     -----      -----     -----     -----        -----
    Total distributions to
     shareholders. . . . . . . . . . .    (1.25)   (1.24)       --        --         --     (0.04)    (0.02)          --
                                         ------   ------     -----     -----      -----     -----     -----        -----
Net asset value, end of period . . . .   $15.25   $13.86    $12.97     $9.63      $9.87     $7.21     $6.93        $4.30
                                         ------   ------     -----     -----      -----     -----     -----        -----
                                         ------   ------     -----     -----      -----     -----     -----        -----

SELECTED INFORMATION

Total return(3)(BAR GRAPH] . . . . . .    21.04%   17.84%    34.68%    (2.38%)    36.92%     4.55%    61.80%      (14.01%)
Net assets, end of
 period (in millions). . . . . . . . .     $275     $304      $253      $224       $191      $110       $56          $21
Ratio of expenses to average
 daily net assets. . . . . . . . . . .     1.23%    1.18%     1.24%     1.24%      1.29%     1.30%     1.30%        1.30%(5)
Ratio of net investment
    income (loss) to average daily net
     assets. . . . . . . . . . . . . .    (0.55%)  (0.41%)   (0.51%)   (0.38%)    (0.34%)   (0.14%)    0.11%        0.71%(5)
Average commission rate paid
 on portfolio transactions(4). . . . .    $0.0600  $0.0600      --        --         --        --        --           --
Portfolio turnover rate
 (excluding short-term securities) . .       51%      44%       33%       31%        30%       21%       27%           6%
Ratios before waivers by the
 advisor and/or distributor:
    Of expenses to average
     daily net assets. . . . . . . . .     1.39%    1.37%     1.42%     1.44%      1.49%     1.56%     1.70%        1.95%(5)
    Of net investment income
     (loss) to average daily
     net assets. . . . . . . . . . . .    (0.71%)  (0.60%)   (0.69%)   (0.58%)    (0.54%)   (0.40%)   (0.29%)       0.06%(5)
------------------------------------------------------------------------------------------------------------------------------------


                                      Period from
CLASS B SHARES                       2/18/97(6) to
                                        9/30/97
                                      ------------
PER SHARE DATA
Net asset value,
 beginning of period . . . . . . . . .   $12.54
                                         ------
Operations:
    Net investment loss. . . . . . . .    (0.10)
    Net realized and
     unrealized gains on
     investments . . . . . . . . . . .     2.76
                                         ------
    Total from operations. . . . . . .     2.66
                                         ------
Net asset value, end of period . . . .   $15.20
                                         ------
                                         ------
SELECTED INFORMATION
Total return(3). . . . . . . . . . . .    21.21%
Net assets, end of
 period (in millions). . . . . . . . .       $1
Ratio of expenses to
average daily net assets . . . . . . .     1.85%(5)
Ratio of net investment
 loss to average
    daily net assets . . . . . . . . .    (1.16%)(5)
Average commission rate
 paid on portfolio
 transactions(4) . . . . . . . . . . .   $0.0600
Portfolio turnover rate
 (excluding short-term securities) . .       51%


(1)  Commencement of operations.

(2) Per-share amounts have been adjusted to reflect the effect of the stock dividend declared on 12/23/95.

(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(4)  Disclosed in accordance with guidelines adopted in 1996.

(5)  Annualized.

(6)  Commencement of offering of class B shares.

--------------------------------------------------------------------------------
                        5  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

GROWTH FUND
--------------------------------------------------------------------------------
GROWTH FUND HAS A PRIMARY OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION. SECONDARILY, IT SEEKS CURRENT INCOME AND CONSERVATION OF PRINCIPAL. THE FUND TARGETS THESE OBJECTIVES BY MAINTAINING A PORTFOLIO OF COMMON STOCKS BROADLY DIVERSIFIED AMONG INDUSTRIES AND COMPANIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Growth Fund invests at least 60% of its total assets in securities of companies with market capitalizations over $1 billion. In selecting these securities, the advisor seeks companies which it believes have the potential for long-term earnings growth, a cyclical earnings rebound, or attractive relative valuations when compared to the S&P 500. Emphasis is placed on companies which appear well managed with strong business fundamentals and which are trading at a discount to the present value of their projected future earnings.

The fund may invest up to 40% of its total assets in securities of companies with market capitalizations of $1 billion or less. The advisor looks for companies which could generate high levels of future revenue and earnings growth, but which trade at prices that, in the advisor's view, do not fully reflect this investment opportunity.

Under normal market conditions, the fund will invest at least 90% of its total assets in common stocks, securities convertible into or that carry the right to buy common stocks, and repurchase agreements. However, in unusual circumstances, the fund may retain cash or invest part or all of its assets in short-term money market securities as a temporary defensive measure. In addition, a small portion of the fund's assets usually will be held in short-term money market securities and cash to pay redemption requests and fund expenses. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into stock index futures contracts and purchase or write put or call options on such contracts. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See the descriptions of market risk, company risk and sector risk on page 10.

To the extent that the fund invests in securities of small and emerging growth companies, it will be subject to the risks described in the "Risk
Considerations" section for Small Company Growth Fund and Emerging Growth Fund.

The investment securities and techniques used by this fund present other risks as well. See pages 8-10 for more information.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is a senior vice president of Piper Capital Management with 13 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES                           CLASS A   CLASS B
                                                          --------------------
Maximum front-end sales charge on purchases. . . . . .     4.00%         none
  (AS A % OF OFFERING PRICE)
Maximum deferred sales charge. . . . . . . . . . . . .     none(1)       4.00%
  (AS A % OF  NET ASSET VALUE AT PURCHASE
  OR REDEMPTION, WHICHEVER IS LESS)
FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . .     0.70%        0.70%
12b-1 fee (after class A share fee limitation)(2,3). .     0.34%        1.00%
Other expenses . . . . . . . . . . . . . . . . . . . .     0.22%        0.20%
                                                           -----        -----
Total operating expenses (after fee limitation )(3). .     1.26%        1.90%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

                              CLASS A         CLASS B              CLASS B
                                        Assuming redemption       Assuming
                                          at end of period     no redemption
                              ------------------------------------------------
1 year . . . . . . . . . . . .  $52               $59               $19
3 years. . . . . . . . . . . .  $78               $90               $60
5 years. . . . . . . . . . . . $106              $123              $103
10 years . . . . . . . . . . . $186              $190(4)           $190(4)

(1) Except for investments of $500,000 or more. See "Paying the Contingent Deferred Sales Charge," page 14.

(2) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(3) If Piper Jaffray had not voluntarily limited fees, the class A share 12b-1 fee would have been 0.50% and total operating expenses for class A shares would have been 1.42%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

(4) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.

--------------------------------------------------------------------------------
                        6  Prospectus - U.S. Growth Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                                                   Period from          Period from
                                                                                                    11/1/88 to   Year   3/16/87(1)
CLASS A SHARES                                   Fiscal year ended September 30,                        to       Ended      to
                                  1997    1996     1995   1994     1993    1992     1991     1990     9/30/89  10/31/88  10/31/87
                                 ---------------------------------------------------------------------------------------------------
PER SHARE DATA(2)
Net asset value, beginning
 of period . . . . . . . . . . . $10.58  $10.20   $9.45   $9.65   $8.53    $8.43    $5.85    $6.23     $4.80     $4.31    $5.00
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
Operations:
   Net investment income . . . .   0.01    0.03    0.04    0.04    0.06     0.09     0.09     0.10      0.09      0.09     0.05
   Net realized and
    unrealized gains
    (losses) on investments. . .   3.28    1.55    1.80   (0.18)   1.12     0.38     2.59    (0.38)     1.43      0.49    (0.69)
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
   Total from operations . . . .   3.29    1.58    1.84   (0.14)   1.18     0.47     2.68    (0.28)     1.52      0.58    (0.64)
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
Distributions to shareholders:
   From net investment income. .  (0.01)  (0.03)  (0.04)  (0.06)  (0.06)   (0.08)   (0.10)   (0.10)    (0.09)    (0.09)   (0.05)
   From net realized gains
    on investments . . . . . . .  (1.07)  (1.17)  (1.05)      --      --   (0.29)      --       --        --        --       --
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
   Total distributions
    to shareholders. . . . . . .  (1.08)  (1.20)  (1.09)  (0.06)  (0.06)   (0.37)   (0.10)   (0.10)    (0.09)    (0.09)   (0.05)
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
Net asset value, end
 of period . . . . . . . . . . . $12.79  $10.58  $10.20   $9.45   $9.65    $8.53    $8.43    $5.85     $6.23     $4.80    $4.31
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----
                                 ------  ------   -----   -----   -----    -----    -----    -----     -----     -----    -----

SELECTED INFORMATION

Total return(3)[BAR GRAPH] . . .  34.09%  16.87%  20.60%  (1.51%) 13.85%    5.76%   46.23%   (4.81%)   31.90%    13.79%  (13.16%)

Net assets, end of
 period (in millions). . . . . .   $202    $178    $172    $195    $252     $200     $107      $47       $37       $19      $18
Ratio of expenses to
 average daily net assets. . . .   1.26%   1.24%   1.27%   1.23%   1.26%    1.29%    1.32%    1.31%     1.30%(5)  1.30%    1.00%(5)
Ratio of net investment
 income to average daily
 net assets. . . . . . . . . . .   0.13%   0.28%   0.40%   0.43%   0.66%    1.04%    1.25%    1.57%     1.75%(5)  2.06%    1.84%(5)
Average commission rate
 paid on portfolio
 transactions(4) . . . . . . . .  $0.0600 $0.0600    --      --      --       --       --       --        --        --       --
Portfolio turnover rate
 (excluding short-term
 securities) . . . . . . . . . .     44%     19%     80%     11%     45%      36%      36%      37%       48%       52%      32%
Ratios before waivers by the
 advisor and/or distributor:
   Of expenses to average
    daily net assets . . . . . .   1.42%   1.43%   1.45%   1.42%   1.44%    1.47%    1.55%    1.64%     1.89%(5)  1.96%    2.29%(5)
   Of net investment
    income (loss) to average
    daily net assets . . . . . .  (0.03%)  0.09%   0.22%   0.24%   0.48%    0.86%    1.02%    1.24%     1.16%(5)  1.40%    0.55%(5)


CLASS B SHARES                  Period from
                               2/18/97(6) to
                                  9/30/97
                              --------------
PER SHARE DATA
Net asset value, beginning
 of period . . . . . . . . . . .  $10.53
                                  ------
Operations:
   Net investment loss . . . . .   (0.03)
   Net realized and
    unrealized gains
    on investments . . . . . . .    2.25
                                  ------
   Total from operations . . . .    2.22
                                  ------
Net asset value, end of
 period. . . . . . . . . . . . .  $12.75
                                  ------
                                  ------
SELECTED INFORMATION
Total return(3). . . . . . . . .   21.08%
Net assets, end of
 period (in thousands) . . . . .    $209
Ratio of expenses to
 average daily net assets. . . .    1.90%(5)
Ratio of net investment
 loss to average
   daily net assets. . . . . . .   (0.74%)(5)
Average commission rate
 paid on portfolio
 transactions(4) . . . . . . . .  $0.0600
Portfolio turnover rate
 (excluding short-term
 securities) . . . . . . . . . .     44%


(1)  Commencement of operations.

(2) Per-share amounts have been adjusted to reflect the effect of the stock dividend declared on 10/21/96.

(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(4)  Disclosed in accordance with guidelines adopted in 1996.

(5)  Annualized.

(6)  Commencement of offering of class B shares.

--------------------------------------------------------------------------------
                        7  Prospectus - U.S. Growth Funds

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------
This table lists investment securities and techniques used by the funds and notes any investment limitations as a percentage of portfolio assets. It also lists the principal risk factors related to their use, which are explained in greater detail on the following page.

      10    Maximum percent of total assets
     /10/   Maximum percent of net assets
       y    Permitted without limitation
       n    Not permitted



                                                                                                       SMALL
                                                                                                      COMPANY   EMERGING
                                                                                                       GROWTH    GROWTH      GROWTH
                                                                                                        FUND      FUND        FUND
INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y         y          y
are securities that represent a share of ownership in a corporation, entitling the holder to certain voting rights and to receive a pro rata share of any common dividends.
Company, Market, Sector

CONVERTIBLE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     n         n          y
are corporate debt securities that can be converted, at the option of the owner, into the common stock of the issuer.  Company, Interest Rate, Market, Sector

FOREIGN EQUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10(1)    10(1)      10(1)
include stocks issued by foreign companies, as well as American depository receipts (ADRs).
ADRs are dollar-denominated securities designed for use in the U.S. securities markets which represent underlying securities issued by foreign companies.  Company, Currency, Foreign Issuer,
Information, Market, Sector

FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y(2)      y(2)       y(2)
require the holder to buy or sell securities at a specified price on a specified date. Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the S&P 500 Index) on the last day of the contract. A fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities.
Hedging, Leverage, Market

     OPTIONS ON FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y(2)      y(2)       y(2)
     give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund generally uses these for the same purposes as futures contracts.
     Hedging, Leverage, Market

ILLIQUID SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     /15/      /15/       /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued.  Liquidity

OPTIONS ON SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y         y          y
are contracts which give the holder the right, in return for the premium paid, to buy or sell securities prior to the expiration date of the option at the option exercise price. The writer of the option is then obligated, in return for the premium received, to either deliver or purchase the securities.  Company, Credit, Hedging, Leverage, Liquidity, Market, Sector

OPTIONS ON STOCK INDEXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y         y          y
are contracts which give the holder the right, in return for the premium paid, to receive a cash settlement, if, prior to the expiration of the option, the closing level of the index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make the cash payment upon exercise of the option.  Credit, Hedging, Leverage, Liquidity, Market

SHORT-TERM MONEY MARKET SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35(3)     35(3)      35(3)
include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit,
Interest Rate

--------------------------------------------------------------------------------
                            8  Prospectus - U.S. Growth Funds

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------



INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------------
BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10        10         10
is permitted for temporary or emergency purposes only. Interest paid on borrowed funds reduces earnings. Each fund's policy on borrowing cannot be changed without shareholder approval.
Leverage

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y         y          y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Each fund may enter into repurchase agreements for securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities. Credit, Interest Rate


MANY OF THE SECURITIES IDENTIFIED ABOVE ARE CONSIDERED DERIVATIVE SECURITIES. A DERIVATIVE IS A FINANCIAL INSTRUMENT WHOSE VALUE IS BASED ON ANOTHER SECURITY, INDEX, REFERENCE RATE (FOR EXAMPLE, INTEREST OR CURRENCY EXCHANGE RATE) OR OTHER ASSET. THESE SECURITIES HAVE VARYING TYPES AND DEGREES OF RISK, AS DESCRIBED ABOVE.

(1) No more than 5% of a fund's total assets will be invested in securities of foreign issuers which are not either listed on a U.S. stock exchange or represented by ADRs.

(2) A fund's use of futures contracts and options on futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

(3) Each fund may invest without limitation in these securities for temporary defensive purposes. Time deposits are considered illiquid and subject to each fund's limitation on investing in illiquid securities.

--------------------------------------------------------------------------------
                        9  Prospectus - U.S. Growth Funds

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO EACH FUND IS PROVIDED IN
"FUND DESCRIPTIONS." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED
WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY PIPER U.S. GROWTH FUNDS IS PROVIDED BELOW.

COMPANY RISK

Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. To help mitigate company risk, each fund is "diversified," which means that, with respect to 75% of its assets, it invests no more than 5% of its total assets in the stocks of any one issuer.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation, causing a loss in a fund's portfolio.

CURRENCY RISK

The value of a fund's foreign securities in U.S. dollars will vary with increases and decreases in the exchange rate. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of securities denominated in that currency. That will, in turn, cause a decline in the fund's net asset value, net investment income, and capital gains, if any. The exchange rate between the U.S. dollar and other currencies is determined by many factors, including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates, the price of oil, the pace of activity in industrial countries, and other economic and financial conditions affecting the world economy.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of market movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

INFORMATION RISK

Non-U.S. companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those which apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers or securities held by a fund. Accounting and financial reporting standards in emerging markets may be especially lacking.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

A fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

Each fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MARKET RISK

All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK

The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Large concentrations in specific industries will increase sector risk. No fund will invest 25% or more of its total assets in any one industry. (Gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.)

--------------------------------------------------------------------------------
                       10  Prospectus - U.S. Growth Funds

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY BECOME A SHAREHOLDER IN PIPER FUNDS WITH AN INITIAL INVESTMENT OF $250 OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
You may purchase class A shares or class B shares of Piper U.S. Growth Funds. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES

If you are making an investment that qualifies for a reduced sales charge, class A shares may be best for you. Class A shares feature:

-    A front-end sales charge, as described below.

-    Lower annual expenses than class B shares.(See "Fund Descriptions.")

CLASS B SHARES

If you want to avoid a front-end sales charge because you want all your money to go to work immediately, you may prefer class B shares. Class B shares feature:

-    No front-end sales charge.

-    Higher annual expenses than class A shares.

- A contingent deferred sales charge if you redeem your shares within five years after the calendar year of purchase.

- Automatic conversion to class A shares at the beginning of the sixth year following the calendar year of purchase, thereby reducing future annual expenses.

CLASS Y (INSTITUTIONAL) SHARES

Through a separate prospectus, Emerging Growth Fund also offers class Y shares to investors making an initial investment of $1 million or more. Class Y shares feature:

-    No sales charges.

-    Lower annual expenses than class A or B.

For more information, call your broker or Mutual Fund Services at 800 866-7778.

NOTE:

If your investment qualifies for a reduced sales charge as described below, class A shares will normally be the better choice. For that reason:

- Orders for class B shares for $250,000 or more will be treated as orders for class A shares.

- Orders for class B shares by an investor eligible to purchase class A shares without a front-end sales charge will be treated as orders for class A shares.

- For Emerging Growth Fund, orders for either class A or class B shares for $1 million or more will be treated as orders for class Y shares.


CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Your purchase price will be based on the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.

CLASS A SHARES

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. Piper Jaffray receives the sales charge you pay and, if you purchased shares through another brokerage firm, reallows a portion of the sales charge to that firm.

                                 Sales Charge                     Maximum
                               Paid by Investors                Reallowance
                      ---------------------------------------------------------
                       (as a % of          (as a % of           (as a % of
Purchase amount       purchase price)    net asset value)      purchase price)
--------------------------------------------------------------------------------
Up to $100,000 . . . . . . 4.00% . . . . . . . 4.17% . . . . . . . .3.75%
$100,000-249,999 . . . . . 3.25% . . . . . . . 3.36% . . . . . . . .3.00%
$250,000-499,999 . . . . . 2.50% . . . . . . . 2.56% . . . . . . . .2.25%
$500,000 and more. . . . . None* . . . . . .   None* . . . . . . . .0.00%*

* A contingent deferred sales charge will be assessed if you redeem within 24 months. See "Selling Shares," page 14. Although you pay no front-end sales charge, Piper Jaffray and other brokerage firms receive fees for these sales of up to 1%.

CLASS B SHARES

Class B shares are sold at net asset value with no initial sales charge. However, if you redeem your shares during the calendar year in which they are purchased, or in any of the next five calendar years, you will pay a contingent deferred sales charge. See "Selling Shares," page 14.

--------------------------------------------------------------------------------
                       11  Prospectus - U.S. Growth Funds

MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------

REDUCING THE FRONT-END SALES CHARGE
--------------------------------------------------------------------------------
You may reduce, or even eliminate, the front-end sales charge on class A shares through the following purchase plans. For details, please consult your broker or the statement of additional information.

ACCUMULATION PRIVILEGE

Prior purchases of class A shares of any Piper fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value or the original cost of all other Piper fund class A shares that you hold is $90,000 or greater, your current sales charge is reduced.

COMBINED PURCHASE PLAN

The accumulation privilege described above also applies to prior purchases of class A Piper fund shares in certain other accounts, such as your spouse's or child's account or your IRA. Qualified groups that invest as a unit may also combine purchases of class A shares to reduce sales charges.

LETTER OF INTENT

If you plan to invest $100,000 or more over a 13-month period in class A shares of any Piper fund, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.)

SPECIAL PURCHASE PLANS

Class A shares may be purchased without a sales charge by:

-    Investors in 401(k) or certain other qualified plans that offer Piper
     Funds.

- Investors purchasing shares through Piper Jaffray's Advantage program or other qualified wrap-fee accounts.

- Investors using the proceeds from the sale of any mutual fund not in the Piper Funds family, excluding money market funds. (This privilege is available for 30 days after the sale.)

-    Piper Capital clients purchasing shares for their advisory accounts.

- Employees, directors, or retirees of Piper Jaffray Companies or any of its subsidiaries, as well as certain relatives of these persons. Trust, pension, profit-sharing or other benefit plans for these individuals also may qualify.

- Employees of brokerage firms that have sales agreements with Piper Jaffray, their spouses and minor children.

- Trust companies or bank trust departments investing for discretionary accounts.

-    Piper Jaffray Companies and its subsidiaries.


INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class A or class B shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

--------------------------------------------------------------------------------
                       12  Prospectus - U.S. Growth Funds

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from a fund's net investment income, if any, will be paid annually. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

     CLASS B SHAREHOLDERS GENERALLY WILL RECEIVE LOWER DIVIDENDS FROM NET INVESTMENT INCOME THAN CLASS A SHAREHOLDERS BECAUSE OF THE HIGHER EXPENSES APPLICABLE TO CLASS B SHARES.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Each fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as a fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from a fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the funds will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from a fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class A shares only for class A shares and your class B shares only for class B shares. However, please note that not all Piper funds offer class B shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge
- for example if you move from an income fund to a growth fund - you must pay the difference.

You may also move your class A growth fund assets into a Piper money market fund. If you later exchange those money market shares for class A shares of another Piper fund, that exchange will be treated as an exchange from the class A shares of the growth fund for purposes of determining your sales charge. Class B shares may be exchanged for class B shares of Piper Money Market Fund. However, please note that class B Money Market Fund shares have higher expenses than are typical for money market funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the funds will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED

--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the funds, a message from your portfolio manager, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                       13  Prospectus - U.S. Growth Funds

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE (LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGES) ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the funds' transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

Remember to keep at least $200 in your account. If your account falls below $200 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

PAYING THE CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

CLASS A SHARES

If you invest $500,000 or more in class A shares and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge (CDSC) if you sell your shares within 24 months. The CDSC is equal to 1% of the value of the shares at the time of purchase or at the time of sale, whichever is less. This charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To lower your costs, class A shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC.

LETTER OF INTENT

If you sell your class A shares within 24 months of fulfilling a letter of intent, you will be charged a CDSC.

EXCHANGES

No CDSC is charged if you exchange class A shares that were originally purchased without a sales charge, unless you sell your new class A shares within 24 months of your original purchase.

CLASS B SHARES

If you sell your class B shares during the calendar year in which they were purchased or in any of the following five calendar years, you will pay a CDSC based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


If sold during this period                         the CDSC would be
                                              (as a % of net asset value)
--------------------------------------------------------------------------------
Calendar year of purchase. . . . . . . . . . . . . . . . . .4%
First calendar year after purchase . . . . . . . . . . . . .4%
Second calendar year after purchase. . . . . . . . . . . . .3%
Third calendar year after purchase . . . . . . . . . . . . .2%
Fourth calendar year after purchase. . . . . . . . . . . . .2%
Fifth calendar year after purchase . . . . . . . . . . . . .1%

Your CDSC is based on the calendar years in which you purchase and sell shares, rather than on the number of years you have held shares. For example: If you buy shares on December 31, 1997, and redeem them on January 1, 1999, you will pay a 3% CDSC, even though you have held the shares for just over one year. Shares will be sold in an order that minimizes your CDSC.

CONVERSION FEATURE

Your class B shares will automatically convert to class A shares on January 1 of the sixth calendar year following the year in which you purchased your shares. The conversion will be based on the net asset values of the two classes. Whenever any of your class B shares convert to class A shares, a proportionate number of class B shares purchased by reinvested distributions will also convert.

CDSC WAIVERS

For class A shares, if you purchased your shares through a Special Purchase Plan, the CDSC will be waived.

For both class A and class B shares, the CDSC will be waived:

-    Due to death or disability of the shareholder.

-    To allow a lump-sum distribution from a qualified employee benefit plan.

- To allow systematic withdrawals from a qualified employee benefit plan, if you are at least 59 1/2 years old.

-    To allow for a tax-free return of an excess contribution to your IRA.

-    If your account balance falls below $200 and your account is liquidated.


TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
If your account has a value of $5,000 or more, you can make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

REINVESTING AFTER A SALE
--------------------------------------------------------------------------------
If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares, or other shares subject to a CDSC, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

--------------------------------------------------------------------------------
                       14  Prospectus - U.S. Growth Funds

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUNDS ARE ORGANIZED
--------------------------------------------------------------------------------
Small Company Growth Fund, Emerging Growth Fund and Growth Fund are diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the funds are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When your fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

RIGHTS OF DIFFERENT CLASSES

The different classes of shares of a fund have the same rights and are identical in all respects except that:

- Expenses related to the distribution of each class of shares are borne solely by that class.

- To the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class.

- Each class has exclusive voting rights with respect to approval of any 12b-1 distribution plan related to that class. However, as long as class B shares convert into class A shares, class B shareholders will have the right to vote on any distribution fees imposed on class A shares.

-    Only class B shares carry a conversion feature.

-    Each class has different exchange privileges.

FUND OBJECTIVES

Each fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------
The funds are governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the funds' activities, review their performance and review the actions of the funds' advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the funds' operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the funds' shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the funds' custodian and accounting agent, IFTC holds the funds' portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the funds. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

--------------------------------------------------------------------------------
                       15  Prospectus - U.S. Growth Funds

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is director of the large-cap equity team and a senior vice president of Piper Capital. He joined the advisor in 1993 and has managed Growth Fund since December 1994. From 1989 through 1993, he was an equity portfolio manager with Investment Advisers, Inc. He has 13 years of financial experience.

SANDRA SHREWSBURY, CFA, is director of the small-/mid-cap equity team and a senior vice president of Piper Capital. She has been with the management team of Emerging Growth Fund since its inception. She was given primary responsibility for the fund in 1993 and has managed Small Company Growth Fund since September 1996. She has been with Piper Capital or its affiliates since 1987 and has 14 years of financial experience.

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray and other brokerage firms which sell fund shares receive compensation in several ways. A portion of this compensation is typically passed along to your broker.

SALES COMMISSIONS

Piper Jaffray receives the sales charge that you pay when you purchase class A shares. If you purchased your shares from another brokerage firm, that firm retains a portion of the sales charge (their "reallowance"). If your purchase of class A shares was not subject to a front-end sales charge, Piper Jaffray or the other participating brokerage firm may receive a fee from Piper Capital of up to 1% of the purchase price. Piper Jaffray also receives any CDSC imposed when you sell your class A or class B shares. Piper Jaffray pays a sales commission of up to 4% of the amount invested to its Investment Executives and to other brokerage firms which sell class B shares. From time to time, Piper Jaffray and/or Piper Capital may pay Investment Executives and other brokerage firms an additional commission of up to 1% of the amount invested in connection with sales of class B shares.

12b-1 FEES

Piper Jaffray receives 12b-1 fees from each fund for providing distribution-related services and for servicing shareholder accounts. Fees are established under each fund's 12b-1 plan, which is approved by the board, and vary by class. Class A and class B shares of each fund pay 12b-1 fees quarterly at annual rates equal to 0.50% and 1%, respectively, of average daily net assets. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares to 0.34% of average daily net assets.

For each fund, Piper Jaffray pays a portion of its 12b-1 fee to brokerage firms which have sold shares of that fund. Firms receive an annual fee equal to 0.30% of the fund's average daily net assets attributable to shares sold by the firm's brokers. Piper Jaffray may also use 12b-1 fees to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
When deciding which brokers to use for the funds' portfolio transactions, Piper Capital may consider whether brokers have sold shares of these or any other Piper funds. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within a fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.


PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                       16  Prospectus - U.S. Growth Funds

Prospectus - U.S. Growth Funds


FOR MORE INFORMATION
--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORTS

Shareholder reports include financial statements and performance information on the funds, a message from your portfolio manager, and, on an annual basis, the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804


800 866-7778

--------------------------------------------------------------------------------
No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the funds or Piper Jaffray.
--------------------------------------------------------------------------------
[LOGO]              PIPER FUNDS   222 South Ninth Street
                    Minneapolis, MN 55402-3804

                                                  #30200    11/1997    220-97

--------------------------------------------------------------------------------
Prospectus - Emerging Growth Fund
--------------------------------------------------------------------------------

NOVEMBER 24, 1997

[LOGO]

EMERGING GROWTH FUND


CLASS Y SHARES
--------------------------------------------------------------------------------


BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]


CONTENTS
--------------------------------------------------------------------------------
INVESTING IN EMERGING GROWTH FUND . . . . . . .1

FUND DESCRIPTION
--------------------------------------------------------------------------------
EMERGING GROWTH FUND. . . . . . . . . . . . . .2  Investment objective and policies, risk considerations,
                                                  portfolio manager information,
                                                  shareholder expenses and
                                                  financial highlights

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES. . . . . .4  An overview of securities and
RISK FACTORS. . . . . . . . . . . . . . . . . .6  investment techniques that may be used by the fund and their
                                                  risks

MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES . . . . . . . . . . . . . . . . .7  Practical information to help
  Calculating Your Purchase Price                 you manage your investment in
  Investing Automatically                         Piper Funds
HOLDING SHARES. . . . . . . . . . . . . . . . .8
  Receiving Dividends and Other Distributions
  Taxing of Dividends and Other Distributions
  Exchanging Shares
  Conducting Transactions by Phone
  Staying Informed
SELLING SHARES. . . . . . . . . . . . . . . . .9
  Receiving the Proceeds
  Taking Systematic Withdrawals

--------------------------------------------------------------------------------
GENERAL INFORMATION . . . . . . . . . . . . . .10

INVESTING IN
--------------------------------------------------------------------------------
EMERGING GROWTH FUND
--------------------------------------------------------------------------------
EMERGING GROWTH FUND TARGETS LONG-TERM GROWTH BY INVESTING PRIMARILY IN COMMON STOCKS. THE FUND IS ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
This fund may be appropriate for your investment portfolio if:

- You are investing for retirement, your child's education, or another long-term goal.

- You are comfortable with a volatile investment and are willing to take risk in the hope of achieving a higher long-term return.

- You wish to diversify your portfolio, perhaps as part of an asset allocation strategy.

If you anticipate needing your money in a short time -- or if you prefer a stable investment and would consider selling your shares at the first sign of loss in your portfolio -- you should consider other investment vehicles. Emerging Growth Fund was not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with this investment. Safety of principal is not guaranteed. Risks associated with this fund are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the fund is contained in its statement of additional information, which can be obtained from the fund at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                         1  Prospectus - Emerging Growth Fund

FUND DESCRIPTION
EMERGING GROWTH FUND
--------------------------------------------------------------------------------

EMERGING GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN COMMON STOCKS OF EMERGING GROWTH COMPANIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Emerging Growth Fund will invest at least 65% of its total assets in common stocks of emerging growth companies that the advisor believes offer superior growth potential. A company will be considered an emerging growth company if, at the time of purchase, it has a market capitalization within the range of companies included in Standard & Poor's MidCap 400 Index ($236 million to $11.3 billion as of October 31, 1997).

The advisor uses a long-term, fundamental approach to identify and select emerging growth companies which appear to offer superior growth potential. A "fundamental" approach includes looking at a company's earnings and sales growth, competitive advantages, management, and market opportunities and evaluating whether its stock is fairly valued at the current market price.

Generally, the fund will be fully invested in a diversified portfolio of common stocks, except that a small portion of its assets will be held in short-term money market securities and cash to pay redemption requests and fund expenses. However, under unusual circumstances, the fund may retain cash or invest part or all of its assets in short-term money market securities as a temporary defensive measure. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into stock index futures contracts and purchase or write put or call options on such contracts. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See the descriptions of market risk, company risk and sector risk on page 6.

Emerging growth stocks involve substantial risk. This is because emerging growth companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of emerging growth companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

The investment securities and techniques used by this fund present other risks as well. See pages 4-6 for more information.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
SANDRA SHREWSBURY, CFA, is director of the small-/mid-cap equity team and a senior vice president of Piper Capital. She has been with the management team of Emerging Growth Fund since its inception and was given primary responsibility for the fund in 1993. She has been with Piper Capital or its affiliates since 1987 and has 14 years of financial experience.


--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below are based on class A share operating expenses for the past year, but reflect the fact that class Y shares do not pay 12b-1 fees.

SHAREHOLDER TRANSACTION EXPENSES

Maximum front-end sales charge on purchases . . . . . . . . . .      none
Maximum deferred sales charge . . . . . . . . . . . . . . . . .      none

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee. . . . . . . . . . . . . . . . . . . . . . . . .      0.69%
12b-1 fee . . . . . . . . . . . . . . . . . . . . . . . . . . .      none
Other expenses. . . . . . . . . . . . . . . . . . . . . . . . .      0.20%
                                                                     -----
Total operating expenses. . . . . . . . . . . . . . . . . . . .      0.89%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  9
3 years . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 28
5 years . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 49
10 years. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $110

--------------------------------------------------------------------------------
                         2  Prospectus - Emerging Growth Fund

FUND DESCRIPTION

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors. Because of the limited history of class Y share operations, information is also presented for the fund's class A shares. Class A shares have higher expenses than class Y shares.



                                                      Period from
CLASS Y SHARES                                       2/18/97(6) to
                                                        9/30/97
                                                     -------------
PER SHARE DATA
Net asset value, beginning of period . . . . . .        $12.54
                                                        ------
Operations:
  Net investment loss. . . . . . . . . . . . . .         (0.01)
  Net realized and unrealized gains on
    investments. . . . . . . . . . . . . . . . .          2.76
                                                        ------
  Total from operations. . . . . . . . . . . . .          2.75
                                                        ------
Net asset value, end of period . . . . . . . . .        $15.29
                                                        ------
                                                        ------


SELECTED INFORMATION
Total return(3). . . . . . . . . . . . . . . . .         21.93%
Net assets, end of period (in millions). . . . .        $   59
Ratio of expenses to average daily net assets. .          0.87%(5)
Ratio of net investment loss to average
  daily net assets . . . . . . . . . . . . . . .         (0.16%)(5)
Average commission rate paid on portfolio
    transactions(4). . . . . . . . . . . . . . .        $0.0600
Portfolio turnover rate (excluding short-term
    securities). . . . . . . . . . . . . . . . .            51%

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Period from
CLASS A SHARES                                                           Fiscal year ended September 30,          4/23/90(1) to
                                                          1997     1996     1995    1994    1993    1992    1991      9/30/90
                                                        -----------------------------------------------------------------------
PER SHARE DATA(2)
Net asset value, beginning of period . . . . . . . . .   $13.86   $12.97   $ 9.63  $ 9.87  $ 7.21  $ 6.93  $ 4.30     $ 5.00
                                                         ------   ------   ------  ------  ------  ------  ------     ------
Operations:
  Net investment income (loss) . . . . . . . . . . . .    (0.08)   (0.05)   (0.06)  (0.04)  (0.03)     --    0.01       0.01
  Net realized and unrealized gains (losses) on
    investments. . . . . . . . . . . . . . . . . . . .     2.72     2.18     3.40   (0.20)   2.69    0.32    2.64      (0.71)
                                                         ------   ------   ------  ------  ------  ------  ------     ------
  Total from operations. . . . . . . . . . . . . . . .     2.64     2.13     3.34   (0.24)   2.66    0.32    2.65      (0.70)
                                                         ------   ------   ------  ------  ------  ------  ------     ------
Distributions to shareholders:
  From net investment income . . . . . . . . . . . . .       --       --       --      --      --      --   (0.02)        --
  From net realized gains on investments . . . . . . .    (1.25)   (1.24)      --      --      --   (0.04)     --         --
                                                         ------   ------   ------  ------  ------  ------  ------     ------
  Total distributions to shareholders. . . . . . . . .    (1.25)   (1.24)      --      --      --   (0.04)  (0.02)        --
                                                         ------   ------   ------  ------  ------  ------  ------     ------
Net asset value, end of period . . . . . . . . . . . .   $15.25   $13.86   $12.97  $ 9.63  $ 9.87  $ 7.21  $ 6.93     $ 4.30
                                                         ------   ------   ------  ------  ------  ------  ------     ------
                                                         ------   ------   ------  ------  ------  ------  ------     ------

SELECTED INFORMATION

Total Return(3)[BAR GRAPH] . . . . . . . . . . . . . .    21.04%   17.84%   34.68%  (2.38%) 36.92%   4.55%  61.80%    (14.01%)
Net assets, end of period (in millions). . . . . . . .   $  275   $  304   $  253  $  224  $  191  $  110  $   56    $    21
Ratio of expenses to average daily net assets. . . . .     1.23%    1.18%    1.24%   1.24%   1.29%   1.30%   1.30%      1.30%(5)
Ratio of net investment income (loss) to average
  daily net assets . . . . . . . . . . . . . . . . . .    (0.55%)  (0.41%)  (0.51%) (0.38%) (0.34%) (0.14%)  0.11%      0.71%(5)
Average commission rate paid on portfolio
  transactions(4). . . . . . . . . . . . . . . . . . .   $0.0600  $0.0600      --      --      --      --      --         --
Portfolio turnover rate (excluding short-term
  securities). . . . . . . . . . . . . . . . . . . . .       51%      44%      33%     31%     30%     21%     27%         6%
Ratios before waivers by the advisor and/or distributor:
  Of expenses to average daily net assets. . . . . . .     1.39%    1.37%    1.42%   1.44%   1.49%   1.56%   1.70%      1.95%(5)
  Of net investment income (loss) to average
    daily net assets . . . . . . . . . . . . . . . . .    (0.71%)  (0.60%)  (0.69%) (0.58%) (0.54%) (0.40%) (0.29%)     0.06%(5)

(1) Commencement of operations.

(2) Per-share amounts have been adjusted to reflect the effect of the stock dividend declared on 12/23/95.

(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(4) Disclosed in accordance with guidelines adopted in 1996.

(5) Annualized.

(6) Commencement of offering of class Y shares.

--------------------------------------------------------------------------------
                         3  Prospectus - Emerging Growth Fund

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

This table lists investment securities and techniques used by the fund and notes any investment limitations as a percentage of portfolio assets. It also lists the principal risk factors related to their use, which are explained in greater detail on the following page.

    10      Maximum percent of total assets
   /10/     Maximum percent of net assets
     y      Permitted without limitation


INVESTMENT SECURITIES
--------------------------------------------------------------------------------

COMMON STOCKS. . . . . . . . . . . . . . . . . . . . . . . . . .         y
are securities that represent a share of ownership in a corporation, entitling the holder to certain voting rights and to receive a pro rata share of any common dividends. Company, Market, Sector

FOREIGN EQUITIES . . . . . . . . . . . . . . . . . . . . . . . .        10(1)
include stocks issued by foreign companies, as well as American depository receipts (ADRs). ADRs are dollar-denominated securities designed for use in the U.S. securities markets which represent underlying securities issued by foreign companies. Company, Currency, Foreign Issuer, Information,
Market, Sector

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . .         y(2)
require the holder to buy or sell securities at a specified price on a specified date. Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the S&P 500 Index) on the last day of the contract. The fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging, Leverage, Market

     OPTIONS ON FUTURES CONTRACTS . . . . . . . . . . . . . . . .         y(2)
     give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The fund generally uses these for the same purposes as futures contracts.
     Hedging, Leverage, Market

ILLIQUID SECURITIES. . . . . . . . . . . . . . . . . . . . . . .        /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity

OPTIONS ON SECURITIES. . . . . . . . . . . . . . . . . . . . . .         y
are contracts which give the holder the right, in return for the premium paid, to buy or sell securities prior to the expiration date of the option at the option exercise price.
The writer of the option is then obligated, in return for the premium received, to either deliver or purchase the securities. Company, Credit, Hedging, Leverage, Liquidity,
Market, Sector

OPTIONS ON STOCK INDEXES . . . . . . . . . . . . . . . . . . . .         y
are contracts which give the holder the right, in return for the premium paid, to receive a cash settlement if, prior to the expiration of the option, the closing level of the index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make the cash payment upon exercise of the option. Credit, Hedging, Leverage, Liquidity, Market

SHORT-TERM MONEY MARKET SECURITIES . . . . . . . . . . . . . . .        35(3)
include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit, Interest Rate

--------------------------------------------------------------------------------
                         4  Prospectus - Emerging Growth Fund

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

BORROWING. . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
is permitted for temporary or emergency purposes only.
Interest paid on borrowed funds reduces earnings. The fund's policy on borrowing cannot be changed without shareholder approval. Leverage

REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . .         y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. The fund may enter into repurchase agreements for securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities. Credit, Interest Rate

MANY OF THE SECURITIES IDENTIFIED ABOVE ARE CONSIDERED DERIVATIVE SECURITIES. A DERIVATIVE IS A FINANCIAL INSTRUMENT WHOSE VALUE IS BASED ON ANOTHER SECURITY, INDEX, REFERENCE RATE (FOR EXAMPLE, INTEREST OR CURRENCY EXCHANGE RATE) OR OTHER ASSET. THESE SECURITIES HAVE VARYING TYPES AND DEGREES OF RISK, AS DESCRIBED ABOVE.

(1) No more than 5% of the fund's total assets will be invested in securities of foreign issuers which are not either listed on a U.S. stock exchange or represented by American depository receipts.

(2) The fund's use of futures contracts and options on futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

(3) The fund may invest without limitation in these securities for temporary defensive purposes. Time deposits are considered illiquid and subject to the fund's limitation on investing in illiquid securities.

--------------------------------------------------------------------------------
                         5 Prospectus - Emerging Growth Fund

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO THE FUND IS PROVIDED IN "FUND DESCRIPTION." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY EMERGING GROWTH FUND IS PROVIDED BELOW.

COMPANY RISK

Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. To help mitigate company risk, the fund is "diversified," which means that, with respect to 75% of its assets, it invests no more than 5% of its total assets in the stocks of any one issuer.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation, causing a loss in the fund's portfolio.

CURRENCY RISK

The value of the fund's foreign securities in U.S. dollars will vary with increases and decreases in the exchange rate. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of securities denominated in that currency. That will, in turn, cause a decline in the fund's net asset value, net investment income, and capital gains, if any. The exchange rate between the U.S. dollar and other currencies is determined by many factors, including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates, the price of oil, the pace of activity in industrial countries, and other economic and financial conditions affecting the world economy.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of market movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

INFORMATION RISK

Non-U.S. companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those which apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers or securities held by the fund. Accounting and financial reporting standards in emerging markets may be especially lacking.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

The fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

The fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MARKET RISK

All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK

The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Large concentrations in specific industries will increase sector risk. The fund will not invest 25% or more of its total assets in any one industry. (Gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.)

--------------------------------------------------------------------------------
                         6  Prospectus - Emerging Growth Fund

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE CLASS Y SHARES OF THE FUND WITH AN INITIAL INVESTMENT OF $1 MILLION OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Class Y shares are sold without any initial or deferred sales charges. Your purchase price will be equal to the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class Y shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund offering class Y shares from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

SHARE CLASSES

EMERGING GROWTH FUND ALSO OFFERS CLASS A AND CLASS B SHARES THROUGH A SEPARATE PROSPECTUS. YOU CAN OBTAIN MORE INFORMATION ON THE FUND'S CLASS A AND CLASS B SHARES BY CALLING THE FUND AT THE PHONE NUMBER ON THE BACK COVER.

--------------------------------------------------------------------------------
                         7  Prospectus - Emerging Growth Fund

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from the fund's net investment income, if any, will be paid annually. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

Class Y shareholders generally will receive higher dividends from net investment income than class A or class B shareholders because class Y shareholders are not subject to Rule 12b-1 fees.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
The fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as the fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from the fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the fund will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from the fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class Y shares only for class Y shares of another Piper fund. However, please note that not all Piper funds offer class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the fund will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the fund, a message from your portfolio manager, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                         8  Prospectus - Emerging Growth Fund

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the fund's transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

If your account falls below $1 million due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
You can make automatic withdrawals from your account provided you maintain a minimum account balance of $1 million. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You may not want to make systematic withdrawals if you plan to continue investing in the fund, due to tax liabilities.

--------------------------------------------------------------------------------
                         9  Prospectus - Emerging Growth Fund

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUND IS ORGANIZED
--------------------------------------------------------------------------------
Emerging Growth Fund is a diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When the fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

RIGHTS OF DIFFERENT CLASSES

The different classes of shares of the fund have the same rights and are identical in all respects except that:

- Expenses related to the distribution of each class of shares are borne solely by that class.

- To the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class.

- Each class has exclusive voting rights with respect to approval of any 12b-1 distribution plan related to that class (except that class B shareholders generally have the right to vote on any distribution fees imposed on class A shares).

-    Only class B shares carry a conversion feature.

-    Each class has different exchange privileges.

FUND OBJECTIVE

The fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------
The fund is governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the fund's activities, review its performance and review the actions of the fund's advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the fund's operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the fund's business and investment activities, subject to the authority of the board of directors. The fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Description" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the fund's shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the fund's custodian and accounting agent, IFTC holds the fund's portfolio securities, settles trades, collects data needed to calculate net asset values, and provides recordkeeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the fund. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

--------------------------------------------------------------------------------
                        10  Prospectus - Emerging Growth Fund

--------------------------------------------------------------------------------

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray Investment Executives and other brokerage firms who sell class Y shares receive ongoing fees from Piper Capital which equal, on an annual basis, up to approximately 0.27% of the fund's average daily net assets attributable to such shares.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
When deciding which brokers to use for the fund's portfolio transactions, Piper Capital may consider whether brokers have sold shares of this or any other Piper fund. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of the fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within the fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began
February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                        11  Prospectus - Emerging Growth Fund

Prospectus - Emerging Growth Fund



FOR MORE INFORMATION
--------------------------------------------------------------------------------

Annual/Semiannual Reports

Shareholder reports include financial statements and performance information on the fund, a message from your portfolio manager, and, on an annual basis, the auditors' report.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.


To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778


No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the fund or Piper Jaffray.

--------------------------------------------------------------------------------
[LOGO]                   PIPER FUNDS   222 South Ninth Street
                         Minneapolis, MN 55402-3804

                                                     #30222    11/1997    032-98

--------------------------------------------------------------------------------
Growth and Income Fund - Prospectus
--------------------------------------------------------------------------------

NOVEMBER 24, 1997

[LOGO]

GROWTH AND INCOME FUNDS



GROWTH AND INCOME FUND  (Class A and Class B Shares)
--------------------------------------------------------------------------------
BALANCED FUND  (Class A and Class B Shares)
--------------------------------------------------------------------------------


BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN PIPER GROWTH AND INCOME FUNDS . . . 1

FUND DESCRIPTIONS
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND . . . . . . . . . . . . . 2    Investment objectives and
BALANCED FUND. . . . . . . . . . . . . . . . . . 4    policies, risk
                                                      considerations, portfolio
                                                      managers, shareholder
                                                      expenses and financial
                                                      highlights



PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . . . . 6    An overview of securities
RISK FACTORS . . . . . . . . . . . . . . . . . . 9    and investment techniques
                                                      that may be used by the
                                                      funds and their risks



MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . . .11    Practical information to
  Choosing a Share Class                              help you manage your
  Calculating Your Purchase Price                     investment in Piper Funds
  Reducing the Front-End Sales Charge
  Investing Automatically
HOLDING SHARES . . . . . . . . . . . . . . . . .13
  Receiving Dividends and Other Distributions
  Taxing of Dividends and Other Distributions
  Exchanging Shares
  Conducting Transactions by Phone
  Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . .14
  Receiving the Proceeds
  Paying the Contingent Deferred Sales Charge
  Taking Systematic Withdrawals
  Reinvesting After a Sale

--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . . .15

INVESTING IN PIPER
--------------------------------------------------------------------------------
GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
PIPER GROWTH AND INCOME FUNDS ARE DESIGNED TO PROVIDE YOU WITH A COMBINATION OF INCOME AND CAPITAL APPRECIATION. GROWTH AND INCOME FUND AND BALANCED FUND ARE ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
One or both of these funds may be appropriate for your investment portfolio if:

-    You want growth opportunities from a more conservative investment.

- You are retired or nearing retirement and concerned about the effects of inflation on your investments.

-    You are comfortable with volatility in the value of your shares.

If you require absolute stability of your principal -- or if you want maximum growth from your investment -- you should consider other investment vehicles. Piper Growth and Income Funds were not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with these investments. Stability of income and safety of principal are not guaranteed. Risks associated with these funds are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------

Please read this prospectus carefully and keep it on file for future reference. More detailed information about the funds is contained in their statement of additional information, which can be obtained from the funds at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                     1  Prospectus - Growth and Income Funds

FUND DESCRIPTIONS

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
Growth and Income Fund seeks current income and long-term growth of capital and income. To pursue this objective, the fund invests in a broadly diversified portfolio of securities. It emphasizes securities of large, established companies that may be undervalued and that have a history of dividend payments.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Growth and Income Fund will invest primarily in common stocks and securities convertible into common stocks. However, the fund may also invest in debt securities.

In selecting stocks for the portfolio, the advisor considers a company's prospects for long-term growth of both dividends and earnings, its stability of earnings, and the sensitivity of its industry to fluctuations in major economic variables, such as interest rates and industrial production.

Investments in long-term debt securities, including debt securities convertible into common stock, will be limited to:

-    U.S. government securities,

- Securities rated at the time of purchase within the four highest investment grades assigned by Moody's Investors Service or Standard & Poor's Ratings Services, or

-    Unrated securities judged by the advisor to be of comparable quality.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into futures contracts and purchase or write put or call options on such contracts. The fund also may purchase or sell securities on a when issued or forward commitment basis and enter into mortgage dollar rolls. Use of these practices may increase the volatility of the fund's net asset value.

Under unusual circumstances, as a temporary defensive measure, the fund may retain cash or invest part or all of its assets in short-term money market securities. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See pages 9-10 for more information on market risk, company risk and sector risk.

To the extent the fund invests in debt securities, it will be subject to credit risk, which is the possibility that the issuer of a security will default, and interest rate risk, which occurs because the prices of debt securities generally fall as interest rates rise (and vice versa). See the descriptions of credit risk and interest rate risk on page 9.

The investment securities and techniques used by this fund present other risks as well. See pages 6-10 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is a senior vice president of Piper Capital with 13 years of financial experience.

BRENT MELLUM, CFA, is a vice president of Piper Capital with three years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.(1)

SHAREHOLDER TRANSACTION EXPENSES                          CLASS A      CLASS B
                                                         ----------------------
Maximum front-end sales charge on purchases. . . . . . .   4.00%        none
  (AS A % OF OFFERING PRICE)

Maximum deferred sales charge. . . . . . . . . . . . . .   none(2)      4.00%
  (AS A % OF NET ASSET VALUE AT PURCHASE OR
  REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . .   0.73%        0.73%
12b-1 fee (after class A share fee limitation)(3)(4) . .   0.34%        1.00%
Other expenses (after expense reimbursements)(4) . . . .   0.27%        0.27%
                                                           -----        -----

Total operating expenses
  (after fee limitation and expense
   reimbursements)(4). . . . . . . . . . . . . . . . . .   1.34%        2.00%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

                                        CLASS A       CLASS B        CLASS B
                                                     Assuming        Assuming
                                                    redemption     no redemption
                                                 at end of period
                                      ------------------------------------------

1 year . . . . . . . . . . . . . .        $53           $60              $20
3 years. . . . . . . . . . . . . .        $81           $93              $63
5 years. . . . . . . . . . . . . .       $110          $128             $108
10 years . . . . . . . . . . . . .       $195          $200(5)          $200(5)


(1) For class B shares, other expenses are based on intended reimbursements for fiscal 1998.

(2) Except for investments of $500,000 or more. See "Paying the Contingent Deferred Sales Charge," on page 14.

(3) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(4) If Piper Jaffray and Piper Capital had not voluntarily limited fees and reimbursed expenses for class A shares, the 12b-1 fee would have been 0.50%, other expenses would have been 0.29% and total operating expenses would have been 1.52%. Fee limitations and expense reimbursements reflected in the table may be discontinued at any time after fiscal 1998 year end.

(5) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.

--------------------------------------------------------------------------------
                     2  Prospectus - Growth and Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------

                                                                 Fiscal year ended September 30,                     Period from
CLASS A SHARES                                                                                                      7/21/92(1) to
                                              1997           1996           1995            1994          1993         9/30/92
                                             ------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . . . $15.04         $12.93         $10.27         $10.30         $10.01         $10.00
                                             ------         ------         ------         ------         ------         ------
Operations:
   Net investment income . . . . . . . . . .   0.15           0.18           0.19           0.24           0.24           0.03
   Net realized and unrealized gains
    (losses) on investments. . . . . . . . .   4.35           2.31           2.70           0.02           0.29          (0.02)
                                             ------         ------         ------         ------         ------         ------
   Total from operations . . . . . . . . . .   4.50           2.49           2.89           0.26           0.53           0.01
                                             ------         ------         ------         ------         ------         ------
Distributions to shareholders:
   From net investment income. . . . . . . .  (0.16)         (0.20)         (0.19)         (0.24)         (0.24)            --
   From net realized gains on investments. .  (1.01)         (0.18)         (0.04)         (0.05)            --             --
                                             ------         ------         ------         ------         ------         ------
   Total distributions to shareholders . . .  (1.17)         (0.38)         (0.23)         (0.29)         (0.24)            --
                                             ------         ------         ------         ------         ------         ------
Net asset value, end of period . . . . . . . $18.37         $15.04         $12.93         $10.27         $10.30         $10.01
                                             ------         ------         ------         ------         ------         ------
                                             ------         ------         ------         ------         ------         ------

SELECTED INFORMATION

Total return(2)[BAR GRAPH] . . . . . . . . .  31.87%         19.56%         28.81%          2.53%          5.41%          0.10%

Net assets, end of period (in millions). . .   $127            $97            $73            $73            $96            $52
Ratio of expenses to average daily
 net assets. . . . . . . . . . . . . . . . .   1.34%          1.32%          1.32%          1.29%          1.32%          1.28%(3)
Ratio of net investment income
 to average  daily net assets. . . . . . . .   0.90%          1.26%          1.93%          2.26%          2.51%          3.00%(3)
Average commission rate paid on
 portfolio transactions(4). . . . . . . . . . $0.0600        $0.0600           --             --             --             --
Portfolio turnover rate (excluding
 short-term securities). . . . . . . . . . .     46%            22%            14%            20%            26%             1%
Ratios before waivers by the advisor
 and/or distributor:
   Of expenses to average daily net
    assets . . . . . . . . . . . . . . . . .   1.52%          1.56%          1.60%          1.62%          1.58%          2.06%(3)
   Of net investment income to average
    daily net assets . . . . . . . . . . . .   0.72%          1.02%          1.65%          1.93%          2.25%          2.22%(3)

------------------------------------------------------------------------------------------------------------------------------------


                                           Period from
CLASS B SHARES                            2/18/97(5) to
                                             9/30/97
                                          --------------
PER SHARE DATA
Net asset value, beginning of period . . . . $16.14
Operations:
   Net investment income . . . . . . . . . .   0.03
   Net realized and unrealized gains
    on investments . . . . . . . . . . . . .   2.21
                                             ------
   Total from operations . . . . . . . . . .   2.24
                                             ------
Distributions to shareholders:
   From net investment income. . . . . . . .  (0.05)
                                             ------
Net asset value, end of period . . . . . . . $18.33
                                             ------
                                             ------

SELECTED INFORMATION
Total return(2). . . . . . . . . . . . . . .  13.93%
Net assets, end of period (in thousands) . .   $905
Ratio of expenses to average
 daily net assets. . . . . . . . . . . . . .   1.98%(3)
Ratio of net investment income to
 average daily net assets. . . . . . . . . .   0.04%(3)
Average commission rate paid on
 portfolio transactions(4) . . . . . . . . .  $0.0600
Portfolio turnover rate
 (excluding short-term securities) . . . . .     46%
Ratios before waivers by the advisor:
   Of expenses to average daily
    net assets . . . . . . . . . . . . . . .   1.98%(3)
   Of net investment income to average
    daily net assets . . . . . . . . . . . .   0.04%(3)



(1)  Commencement of operations.

(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(3)  Annualized.

(4)  Disclosed in accordance with guidelines adopted in 1996.

(5)  Commencement of offering of class B shares.

--------------------------------------------------------------------------------
                     3  Prospectus - Growth and Income Funds

FUND DESCRIPTIONS

BALANCED FUND
--------------------------------------------------------------------------------

BALANCED FUND TARGETS BOTH CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION CONSISTENT WITH CONSERVATION OF PRINCIPAL BY INVESTING IN A VARIETY OF SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Balanced Fund may invest in any type of security, including common and preferred stocks, convertible securities, fixed income securities and money market instruments. It may invest up to 25% of its total assets in foreign securities. The mix of securities will change based on existing and anticipated market conditions. Investment results will be affected by the advisor's ability to manage the asset mix effectively.

When investing in common stocks, the fund emphasizes stocks of large companies that the advisor believes offer above average earnings growth potential at a reasonable price, relative to Standard & Poor's 500 Index. Large companies are considered to be those with market capitalizations within the range of companies included in the S&P 500 ($549 million to $211 billion as of October 31, 1997).

At least 35% of the fund's total assets must be invested in fixed income securities, including (but not limited to) collateralized mortgage obligations and other mortgage-related securities, U.S. government securities, corporate fixed income securities and short-term money market securities. Investments in long-term debt securities will be limited to U.S. government securities, securities rated at the time of purchase within the four highest investment grades assigned by Moody's or Standard & Poor's, or unrated securities judged by the advisor to be of comparable quality. No more than 20% of the long-term debt securities held by the fund will be unrated.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into futures contracts and purchase or write put and call options on such contracts. The fund also may purchase or sell securities on a when issued or forward commitment basis and enter into mortgage dollar rolls. Use of these practices may increase volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See the descriptions of market risk, company risk and sector risk on pages 9 and 10.

The value of debt securities in the fund will fluctuate with changing interest rates. If rates rise, prices likely will fall and vice versa. One measure of interest rate risk is effective duration, explained on page 9 under "Interest Rate Risk." This fund seeks to maintain an average effective duration of three to 6 1/2 years for the fixed income portion of its portfolio.

The fund also is subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities of the lowest investment grade or in comparable unrated securities. These securities may have speculative characteristics. See page 9 for more information on credit risk.

Investments in foreign securities will subject the fund to additional risks, including risks of currency fluctuations, political or social instability of certain foreign countries, and a lack of uniform accounting, auditing and financial reporting standards. See page 9 for descriptions of currency risk, foreign issuer risk and information risk. To the extent the fund invests in mortgage-related securities, it will be subject to both prepayment and extension risk. The investment securities and techniques used by this fund present other risks as well, including leverage and liquidity risks. See pages 6-10 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is a senior vice president of Piper Capital with 13 years of financial experience.

BRUCE SALVOG is a senior vice president of Piper Capital with 27 years of financial experience.

DAVID STEELE is a senior vice president of Piper Capital with 18 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES                       CLASS A       CLASS B
                                                       ----------------------
Maximum front-end sales charge on purchases. . . . .    4.00%          none
  (AS A % OF OFFERING PRICE)

Maximum deferred sales charge. . . . . . . . . . . .    none(1)        4.00%
  (AS A % OF  NET ASSET VALUE AT PURCHASE
  OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET
 ASSETS)
Management fee . . . . . . . . . . . . . . . . . . .    0.75%          0.75%
12b-1 fee (after class A share fee
 limitation)(2,3). . . . . . . . . . . . . . . . . .    0.34%          1.00%

Other expenses (after expense reimbursements)(3) . .    0.25%          0.25%
                                                        -----          -----
Total operating expenses
  (after fee limitation and expense
   reimbursements)(3). . . . . . . . . . . . . . . .    1.34%          2.00%


--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.
                                   CLASS A          CLASS B            CLASS B
                                              Assuming redemption     Assuming
                                                at end of period   no redemption
                                  ----------------------------------------------

1 year . . . . . . . . . . . . . .     $53             $60               $20
3 years. . . . . . . . . . . . . .     $81             $93               $63
5 years. . . . . . . . . . . . . .    $110            $128              $108
10 years . . . . . . . . . . . . .    $195            $200(4)           $200(4)

(1) Except for investments of $500,000 or more. See "Paying the Contingent Deferred Sales Charge," on page 14.

(2) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(3) If Piper Jaffray and Piper Capital had not voluntarily limited fees and reimbursed expenses, the class A share 12b-1 fee would have been 0.50%, other expenses would have been 0.48% for class A shares and 0.36% for class B shares, and total operating expenses would have been 1.73% for class A shares and 2.11% for class B shares. Fee limitations and expense reimbursements reflected in the table may be discontinued at any time after fiscal 1998 year end.

(4) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.

--------------------------------------------------------------------------------
                     4  Prospectus - Growth and Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------

                                                                                                          Period            Period
CLASS A SHARES                                                                                             from              from
                                                                                                          11/1/88   Year  3/16/87(1)
                                                         Fiscal year ended September 30,                    to     Ended     to
                                        1997    1996     1995    1994     1993    1992     1991    1990  9/30/89 10/31/88  10/31/87
                                       ---------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period. . . . . . . . . . . . . . . . $14.08  $13.74   $11.81  $12.23   $11.88  $10.77   $ 8.87  $10.00  $ 9.19    $8.97  $10.00
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
Operations:
   Net investment income . . . . . . .   0.42    0.44     0.47    0.38     0.34    0.38     0.43    0.42    0.44     0.51    0.28
   Net realized and unrealized
    gains (losses) on investments. . .   2.26    0.89     1.93   (0.26)    0.65    1.17     1.89   (1.14)   0.83     0.22   (1.09)
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
   Total from operations . . . . . . .   2.68    1.33     2.40    0.12     0.99    1.55     2.32   (0.72)   1.27     0.73   (0.81)
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
Distributions to shareholders:
   From net investment income. . . . .  (0.42)  (0.44)   (0.35)  (0.37)   (0.34)  (0.39)   (0.42)  (0.41)  (0.46)   (0.51)  (0.22)
   From net realized gains
    on investments . . . . . . . . . .  (0.80)  (0.55)   (0.12)  (0.17)   (0.30)  (0.05)      --      --      --       --      --
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
   Total distributions to
    shareholders . . . . . . . . . . .  (1.22)  (0.99)   (0.47)  (0.54)   (0.64)  (0.44)   (0.42)  (0.41)  (0.46)   (0.51)  (0.22)
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
Net asset value, end of period . . . . $15.54  $14.08   $13.74  $11.81   $12.23  $11.88   $10.77  $ 8.87  $10.00    $9.19  $ 8.97
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------
                                       ------  ------   ------  ------   ------  ------   ------  ------  ------    -----  ------

SELECTED INFORMATION

Total return(2)[BAR GRAPH] . . . . . .  20.24%  10.16%   21.78%   1.00%    8.51%  14.75%   26.61%  (7.42%) 14.20%    8.53% (8.24%)

Net assets, end of period
 (in millions) . . . . . . . . . . . .  $  49   $  45    $  44   $  46    $  57   $  28    $  15   $  14   $  16    $  13  $  13
Ratio of expenses to average
 daily net assets. . . . . . . . . . .   1.34%   1.32%    1.32%   1.32%    1.32%   1.32%    1.32%   1.31%   1.30%(3) 1.30%  0.99%(3)
Ratio of net investment income
 to average daily net assets . . . . .   2.89%   3.16%    3.54%   3.03%    3.13%   3.57%    4.15%   4.32%   5.15%(3) 5.58%  5.46%(3)
Average commission rate paid
 on portfolio transactions(4). . . . .  $0.0600 $0.0600     --      --       --      --       --      --      --       --    --
Portfolio turnover rate
 (excluding short-term securities) . .     42%     27%      39%     62%      41%     58%      44%    105%     95%      73%    95%
Ratios before waivers by
 the advisor and/or distributor:
   Of expenses to average daily
    net assets . . . . . . . . . . . .   1.73%   1.69%    1.65%   1.60%    1.62%   1.77%    1.98%   1.96%   2.29%(3) 2.09%  1.96%(3)
   Of net investment income to
    average daily net assets . . . . .   2.50%   2.79%    3.21%   2.75%    2.83%   3.12%    3.49%   3.67%   4.16%(3) 4.79%  4.49%(3)

------------------------------------------------------------------------------------------------------------------------------------


                                     Period from
CLASS B SHARES                      2/18/97(5) to
                                       9/30/97
                                    -------------
PER SHARE DATA
Net asset value, beginning of
 period. . . . . . . . . . . . . . . . $14.46
                                       ------
Operations:
   Net investment income . . . . . . .   0.20
   Net realized and unrealized
    gains on investments . . . . . . .   1.10
                                       ------
   Total from operations . . . . . . .   1.30
                                       ------
Distributions to shareholders:
   From net investment income. . . . .  (0.25)
                                       ------
Net asset value, end of period . . . . $15.51
                                       ------
                                       ------

SELECTED INFORMATION
Total return(2). . . . . . . . . . . .   9.08%
Net assets, end of period
 (in thousands). . . . . . . . . . . .    $37
Ratio of expenses to average daily
 net assets. . . . . . . . . . . . . .   1.99%(3)
Ratio of net investment income
 to average daily net assets . . . . .   2.11%(3)
Average commission rate paid on
 portfolio transactions(4) . . . . .    $0.0600
Portfolio turnover rate
 (excluding short-term securities) . .     42%
Ratios before waivers by the advisor:
   Of expenses to average
    daily net assets . . . . . . . . .   2.11%(3)
   Of net investment income to
    average daily net assets . . . . .   1.99%(3)


(1)  Commencement of operations.

(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(3)  Annualized.

(4)  Disclosed in accordance with guidelines adopted in 1996.

(5)  Commencement of offering of class B shares.

--------------------------------------------------------------------------------
                     5  Prospectus - Growth and Income Funds

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

This table lists investment securities and techniques used by the funds and notes any investment limitations as a percentage of portfolio assets. It also lists the principal risk factors related to their use, which are explained in greater detail on the following pages.

     10     MAXIMUM PERCENT OF TOTAL ASSETS
    /10/    MAXIMUM PERCENT OF NET ASSETS
      y     PERMITTED WITHOUT LIMITATION
      n     NOT PERMITTED



                                                                                                         GROWTH AND      BALANCED
                                                                                                         INCOME FUND     FUND
INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
generally are backed by consumer or corporate receivables or credit obligations, such as credit card receivables, auto loans, home equity loans or manufactured housing loans. These securities are often guaranteed or over-collateralized to improve credit quality. Credit, Interest Rate

COMMON STOCKS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              65
are securities that represent a share of ownership in a corporation, entitling the holder to certain voting rights and to receive a pro rata share of any common dividends. Company, Market,
Sector

CONVERTIBLE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              65
are corporate debt securities that can be converted, at the option of the owner, into the common stock of the issuer. Company, Interest Rate, Market, Sector

CORPORATE FIXED INCOME SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
include corporate bonds, debentures, notes and similar debt securities. Credit, Interest Rate

FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10(1)           25
are securities issued by foreign companies, as well as American depository receipts. The latter are dollar-denominated securities, designed for use in the U.S. securities markets, which represent underlying securities issued by foreign companies. Currency, Foreign Issuer,
Information, Market

FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y(2)           y(2)
require the holder to buy or sell securities at a specified price on a specified date. Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the S&P 500 Index) on the last day of the contract. A fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging, Interest Rate, Leverage, Market

     OPTIONS ON FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y(2)           y(2)
     give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund generally uses these for the same purposes as futures contracts. Hedging,
     Interest Rate, Leverage, Market

ILLIQUID SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         /15/           /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity

MORTGAGE-RELATED SECURITIES represent participations in, or are secured by, pools of mortgages. They are issued by U.S. government agencies and private entities and include the following:

     ADJUSTABLE RATE MORTGAGE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
     pay interest rates which change periodically based on changes in an underlying interest rate index. Credit, Extension, Interest Rate, Prepayment

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)  . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
     are mortgage-related securities in which the cash flows are allocated to different tranches or classes, rather than being passed through directly to investors. Different classes have different risk/return characteristics. Classes with more predictable cash flows generally have lower yields. Credit, Extension, Interest Rate, Leverage, Liquidity, Prepayment


--------------------------------------------------------------------------------
                                6  Prospectus - Growth and Income Funds

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------




     INVERSE FLOATING RATE, INVERSE INTEREST-ONLY, INTEREST-ONLY, AND PRINCIPAL-ONLY SECURITIES. . .          n             /5/(3)
     are CMO classes or multiclass mortgage securities with less predictable cash flows. These securities can be extremely sensitive to interest rate changes and therefore more volatile than conventional debt securities. Some of these securities may decline in value at times when other debt securities are increasing. Conversely, some may increase at times when conventional debt securities are decreasing.  Credit, Extension, Interest Rate, Leverage,
     Liquidity, Prepayment

     PASS-THROUGHS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y              y
     are mortgage-related securities which pass principal and interest payments through to investors, net of fees. Credit, Extension, Interest Rate, Prepayment

     Z BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          n             /5/(3)
     are CMO classes which do not pay interest until other classes have been paid. Instead, interest payments are accrued and added to the principal balance. Prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently. Credit, Extension, Interest Rate, Liquidity, Prepayment

OPTIONS ON SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
are contracts which give the holder the right, in return for the premium paid, to buy or sell securities prior to the expiration date of the option at the option exercise price. The writer of the option is then obligated to either deliver or purchase the securities. Company, Credit,
Hedging, Interest Rate, Leverage, Liquidity, Market, Sector

OPTIONS ON STOCK INDEXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
are contracts which give the holder the right, in return for the premium paid, to receive a cash settlement, if, prior to the expiration of the option, the closing level of the index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make the cash payment upon exercise of the option. Credit, Hedging, Leverage, Liquidity, Market

PREFERRED STOCKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              65
are securities that, like common stock, represent ownership in a corporation, but have a claim ahead of common stock on the payment of dividends and on the corporation's assets in the event it is dissolved. Unlike common stock, holders generally do not have the right to share in corporate profits (except in the case of participating preferred stock).
Company, Interest Rate, Market, Sector

SHORT-TERM MONEY MARKET SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y(4)           y(4)
include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit,
Interest Rate

U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
are issued - or guaranteed as to payment of principal and interest - by the U.S. government or its agencies or instrumentalities. They include U.S. Treasury bills, notes and bonds, as well as agency-issued securities, such as Fannie Maes (issued by the Federal National Mortgage
Association), Ginnie Maes (issued by the Government National Mortgage Association) and Freddie
Macs (issued by the Federal Home Loan Mortgage Corporation).
Credit, Interest Rate

YANKEE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
are dollar-denominated bonds of foreign issuers traded in the United States. Yankee bonds may involve risks not associated with securities of domestic issuers. Credit, Foreign Issuer,
Interest Rate

ZERO COUPON AND DELAYED INTEREST SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y              y
do not pay interest on a current basis. Their prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently.
Credit, Interest Rate


--------------------------------------------------------------------------------
                         7  Prospectus - Growth and Income Funds

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------

     10     MAXIMUM PERCENT OF TOTAL ASSETS
    /10/    MAXIMUM PERCENT OF NET ASSETS
      y     PERMITTED WITHOUT LIMITATION
      n     NOT PERMITTED


                                                                                                           GROWTH AND     BALANCED
INVESTMENT TECHNIQUES                                                                                      INCOME FUND    FUND
-----------------------------------------------------------------------------------------------------------------------------------
BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10           10
is permitted for temporary or emergency purposes only. Interest payments on borrowed funds reduce earnings. Each fund's policy on borrowing cannot be changed without shareholder approval. Leverage

HOLDING OF FOREIGN CURRENCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y            y
In anticipation of favorable movements in the applicable exchange rates, the funds may hold, for an indefinite period of time, foreign currencies received as a result of investing in foreign securities. Currency

MORTGAGE DOLLAR ROLLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         33 1/3(5)    33 1/3(5)
The fund sells mortgage-related securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Interest Rate, Leverage

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          y            y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Each fund may enter into repurchase agreements for U.S. government securities. Credit, Interest Rate

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         33 1/3(5)    33 1/3(5)
The purchase or sale of a security at a future date for a predetermined price. Securities may decrease in value prior to their delivery. Interest Rate, Leverage




MANY OF THE SECURITIES IDENTIFIED ABOVE ARE CONSIDERED DERIVATIVE SECURITIES. A DERIVATIVE IS A FINANCIAL INSTRUMENT WHOSE VALUE IS BASED ON ANOTHER SECURITY, INDEX, REFERENCE RATE (FOR EXAMPLE INTEREST OR CURRENCY EXCHANGE RATE) OR OTHER ASSET. THESE SECURITIES HAVE VARYING TYPES AND DEGREES OF RISK, AS DESCRIBED ABOVE.

(1) No more than 5% of Growth and Income Fund's total assets will be invested in securities of foreign issuers which are not either listed on a U.S. stock exchange or represented by American depository receipts.

(2) A fund's use of futures contracts and options on futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

(3) Balanced Fund will not invest more than 5% of its net assets, in the aggregate, in inverse floating rate, interest-only, principal-only, inverse interest-only and Z tranches of CMOs, and stripped mortgage-related securities.

(4) Time deposits are considered illiquid and subject to each fund's limitation on investing in illiquid securities.

(5) Percentage limitation relates to all purchases of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

--------------------------------------------------------------------------------
                     8  Prospectus - Growth and Income Funds

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO EACH FUND IS PROVIDED IN "FUND DESCRIPTIONS." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY PIPER GROWTH AND INCOME FUNDS IS PROVIDED BELOW.

COMPANY RISK

Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. To help mitigate company risk, each fund is "diversified," which means that, with respect to 75% of its assets, it invests no more than 5% of its total assets in the stocks of any one issuer.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation, causing a loss in a fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

The funds may invest in securities of the lowest investment grade or in unrated securities judged by the advisor to be of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than government securities or other, more highly rated securities. When a fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual.

CURRENCY RISK

The value of a fund's foreign securities in U.S. dollars will vary with increases and decreases in the exchange rate. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of securities denominated in that currency. That will, in turn, cause a decline in the fund's net asset value, net investment income, and capital gains, if any. The exchange rate between the U.S. dollar and other currencies is determined by many factors, including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates, the price of oil, the pace of activity in industrial countries, and other economic and financial conditions affecting the world economy.

EXTENSION RISK

Rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of market movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INFORMATION RISK

Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those which apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers or securities held by a fund. Accounting and financial reporting standards in emerging markets may be especially lacking.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

--------------------------------------------------------------------------------
                     9  Prospectus - Growth and Income Funds

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------


LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

A fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

Each fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MARKET RISK

All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

PREPAYMENT RISK

Falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing its income. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for comparable Treasury securities because investors may anticipate an increase in mortgage prepayments.

SECTOR RISK

The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Large concentrations in specific industries will increase sector risk. No fund will invest 25% or more of its total assets in any one industry. (Gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.)

--------------------------------------------------------------------------------
                    10  Prospectus - Growth and Income Funds

MANAGING YOUR INVESTMENT


BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY BECOME A SHAREHOLDER IN PIPER FUNDS WITH AN INITIAL INVESTMENT OF $250 OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
You may purchase class A shares or class B shares of Piper Growth and Income Funds. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES

If you are making an investment that qualifies for a reduced sales charge, class A shares may be best for you. Class A shares feature:

-    A front-end sales charge, as described below.

-    Lower annual expenses than class B shares.
     (See "Fund Descriptions.")

CLASS B SHARES

If you want to avoid a front-end sales charge because you want all your money to go to work for you immediately, you may prefer class B shares. Class B shares feature:

-    No front-end sales charge.

-    Higher annual expenses than class A shares.

- A contingent deferred sales charge if you redeem your shares within five years after the calendar year of purchase.

- Automatic conversion to class A shares at the beginning of the sixth year following the calendar year of purchase, thereby reducing future annual expenses.

CLASS Y  (INSTITUTIONAL) SHARES

Through a separate prospectus, Growth and Income Fund also offers class Y shares to investors making an initial investment of $1 million or more. Class Y shares feature:

-    No sales charges.

-    Lower annual expenses than class A or B.

     For more information, call your broker or Mutual Fund Services at 800 866-7778.

NOTE:

If your investment qualifies for a reduced sales charge as described below, class A shares will normally be the better choice. For that reason:

- Orders for class B shares for $250,000 or more will be treated as orders for class A shares.

- Orders for class B shares by an investor eligible to purchase class A shares without a front-end sales charge will be treated as orders for class A shares.

- For Growth and Income Fund, orders for either class A or class B shares for $1 million or more will be treated as orders for class Y shares.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Your purchase price will be based on the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.

CLASS A SHARES

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. Piper Jaffray receives the sales charge you pay and, if you purchased shares through another brokerage firm, reallows a portion of the sales charge to that firm.

                                  Sales Charge                     Maximum
                               Paid by Investors                  Reallowance
                         ------------------------------------------------------
                          (as a % of         (as a % of           (as a % of
Purchase amount          purchase price)   net asset value)     purchase price)
-------------------------------------------------------------------------------
Up to $100,000 . . . . . . . .4.00%. . . . . . . .4.17%. . . . . . . .3.75%
$100,000-249,999 . . . . . . .3.25%. . . . . . . .3.36%. . . . . . . .3.00%
$250,000-499,999 . . . . . . .2.50%. . . . . . . .2.56%. . . . . . . .2.25%
$500,000 and more. . . . . .  None*. . . . . . .  None*. . . . . . . .0.00%*

* A contingent deferred sales charge will be assessed if you redeem within 24 months. See "Selling Shares," page 14. Although you pay no front-end sales charge, Piper Jaffray and other brokerage firms receive fees for these sales of up to 1%.

CLASS B SHARES

Class B shares are sold at net asset value with no initial sales charge. However, if you redeem your shares during the calendar year in which they are purchased, or in any of the next five calendar years, you will pay a contingent deferred sales charge. See "Selling Shares," page 14.

--------------------------------------------------------------------------------
                    11  Prospectus - Growth and Income Funds

MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------

REDUCING THE FRONT-END SALES CHARGE
--------------------------------------------------------------------------------
You may reduce, or even eliminate, the front-end sales charge on class A shares through the following purchase plans. For details, please consult your broker or the statement of additional information.

ACCUMULATION PRIVILEGE

Prior purchases of class A shares of any Piper fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value or the original cost of all other Piper fund class A shares that you hold is $90,000 or greater, your current sales charge is reduced.

COMBINED PURCHASE PLAN

The accumulation privilege described above also applies to prior purchases of class A Piper fund shares in certain other accounts, such as your spouse's or child's account or your IRA. Qualified groups that invest as a unit may also combine purchases of class A shares to reduce sales charges.

LETTER OF INTENT

If you plan to invest $100,000 or more over a 13-month period in class A shares of any Piper fund, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.)

SPECIAL PURCHASE PLANS

Class A shares may be purchased without a sales charge by:

-    Investors in 401(k) or certain other qualified plans that offer Piper
     Funds.

- Investors purchasing shares through Piper Jaffray's Advantage program or other qualified wrap-fee accounts.

- Investors using the proceeds from the sale of any mutual fund not in the Piper Funds family, excluding money market funds. (This privilege is available for 30 days after the sale.)

-    Piper Capital clients purchasing shares for their advisory accounts.

- Employees, directors, or retirees of Piper Jaffray Companies or any of its subsidiaries, as well as certain relatives of these persons. Trust, pension, profit-sharing or other benefit plans for these individuals also may qualify.

- Employees of brokerage firms that have sales agreements with Piper Jaffray, their spouses and minor children.

- Trust companies or bank trust departments investing for discretionary accounts.

-    Piper Jaffray Companies and its subsidiaries.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class A or class B shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

--------------------------------------------------------------------------------
                    12  Prospectus - Growth and Income Funds

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------


RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from a fund's net investment income, if any, will be paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

     CLASS B SHAREHOLDERS GENERALLY WILL RECEIVE LOWER DIVIDENDS FROM NET INVESTMENT INCOME THAN CLASS A SHAREHOLDERS BECAUSE OF THE HIGHER EXPENSES APPLICABLE TO CLASS B SHARES.


TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Each fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as a fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from a fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the funds will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from a fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class A shares only for class A shares and your class B shares only for class B shares. However, please note that not all Piper funds offer class B shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge - for example if you move from an income fund to a growth and income fund - you must pay the difference.

You may also move your class A growth and income fund assets into a Piper money market fund. If you later exchange those money market shares for class A shares of another Piper fund, that exchange will be treated as an exchange from the class A shares of the growth and income fund for purposes of determining your sales charge. Class B shares may be exchanged for class B shares of Piper Money Market Fund. However, please note that class B Money Market Fund shares have higher expenses than are typical for money market funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the funds will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                    13  Prospectus - Growth and Income Funds

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE (LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGES) ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the funds' transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

Remember to keep at least $200 in your account. If your account falls below $200 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

PAYING THE CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------

CLASS A SHARES

If you invest $500,000 or more in class A shares and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge (CDSC) if you sell your shares within 24 months. The CDSC is equal to 1% of the value of the shares at the time of purchase or at the time of sale, whichever is less. This charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To lower your cost, class A shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC.

LETTER OF INTENT

If you sell your class A shares within 24 months of fulfilling a letter of intent, you will be charged a CDSC.

EXCHANGES

No CDSC is charged if you exchange class A shares that were originally purchased without a sales charge, unless you sell your new class A shares within 24 months of your original purchase.

CLASS B SHARES

If you sell your class B shares during the calendar year in which they were purchased or in any of the following five calendar years, you will pay a CDSC based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

If sold during this period                               the CDSC would be
                                                    (as a % of net asset value)
--------------------------------------------------------------------------------
Calendar year of purchase. . . . . . . . . . . . . . . . . . . . .4%
First calendar year after purchase . . . . . . . . . . . . . . . .4%
Second calendar year after purchase. . . . . . . . . . . . . . . .3%
Third calendar year after purchase . . . . . . . . . . . . . . . .2%
Fourth calendar year after purchase. . . . . . . . . . . . . . . .2%
Fifth calendar year after purchase . . . . . . . . . . . . . . . .1%

Your CDSC is based on the calendar years in which you purchase and redeem shares, rather than on the number of years you have held shares. For example: If you buy shares on December 31, 1997, and redeem them on January 1, 1999, you will pay a 3% CDSC, even though you have held the shares for just over one year. Shares will be sold in an order that minimizes your CDSC.

CONVERSION FEATURE

Your class B shares will automatically convert to class A shares on January 1 of the sixth calendar year following the year in which you purchased your shares. The conversion will be based on the net asset values of the two classes. Whenever any of your class B shares convert to class A shares, a proportionate number of class B shares purchased by reinvested distributions will also convert.

CDSC WAIVERS

For class A shares, if you purchased your shares through a Special Purchase Plan, the CDSC will be waived.

For both class A and class B shares, the CDSC will be waived:

-    Due to death or disability of the shareholder.

-    To allow a lump-sum distribution from a qualified employee benefit plan.

- To allow systematic withdrawals from a qualified employee benefit plan, if you are at least 59 1/2 years old.

-    To allow for a tax-free return of an excess contribution to your IRA.

-    If your account balance falls below $200 and your account is liquidated.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
If your account has a value of $5,000 or more, you can make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

REINVESTING AFTER A SALE
--------------------------------------------------------------------------------
If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares, or other shares subject to a CDSC, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

--------------------------------------------------------------------------------
                    14  Prospectus - Growth and Income Funds

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUNDS ARE ORGANIZED
--------------------------------------------------------------------------------
Growth and Income Fund and Balanced Fund are diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the funds are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When your fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

RIGHTS OF DIFFERENT CLASSES

The different classes of shares of a fund have the same rights and are identical in all respects except that:

- Expenses related to the distribution of each class of shares are borne solely by that class.

- To the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class.

- Each class has exclusive voting rights with respect to approval of any 12b-1 distribution plan related to that class. However, as long as class B shares convert into class A shares, class B shareholders will have the right to vote on any distribution fees imposed on class A shares.

-    Only class B shares carry a conversion feature.

-    Each class has different exchange privileges.

FUND OBJECTIVES

Each fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------
The funds are governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the funds' activities, review their performance and review the actions of the funds' advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the funds' operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the funds' shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the funds' custodian and accounting agent, IFTC holds the funds' portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the funds. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

--------------------------------------------------------------------------------
                    15  Prospectus - Growth and Income Funds

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is director of the large-cap equity team and a senior vice president of Piper Capital. He joined the advisor in 1993 and has managed the funds since March 1997. From 1989 through 1993, he was an equity portfolio manager with Investment Advisers, Inc. He has 13 years of financial experience.

BRENT MELLUM, CFA, a vice president of Piper Capital, began managing the Growth and Income Fund in March 1997. He joined the advisor in 1993 and has three years of financial experience. Prior to that, he earned a BS in business administration and an MBA in finance from the University of Texas.

BRUCE SALVOG is director of the fixed income team and a senior vice president of Piper Capital. He has managed the fixed income portion of Balanced Fund since 1992 and has 27 years of financial experience.

DAVID STEELE, a senior vice president of Piper Capital, has managed the fixed income portion of Balanced Fund since 1992 and has 18 years of financial experience.

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray and other brokerage firms which sell fund shares receive compensation in several ways. A portion of this compensation is typically passed along to your broker.

SALES COMMISSIONS

Piper Jaffray receives the sales charge that you pay when you purchase class A shares. If you purchased your shares from another brokerage firm, that firm retains a portion of the sales charge (their "reallowance"). If your purchase of class A shares was not subject to a front-end sales charge, Piper Jaffray or the other participating brokerage firm may receive a fee from Piper Capital of up to 1% of the purchase price. Piper Jaffray also receives any CDSC imposed when you sell your class A or class B shares. Piper Jaffray pays a sales commission of up to 4% of the amount invested to its Investment Executives and to other brokerage firms which sell class B shares. From time to time, Piper Jaffray and/or Piper Capital may pay Investment Executives and other brokerage firms an additional commission of up to 1% of the amount invested in connection with sales of class B shares.

12b-1 FEES

Piper Jaffray receives 12b-1 fees from each fund for providing distribution-related services and for servicing shareholder accounts. Fees are established under each fund's 12b-1 plan, which is approved by the board, and vary by class. Class A and class B shares of each fund pay 12b-1 fees quarterly, at annual rates equal to 0.50% and 1%, respectively, of average daily net assets. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares to 0.34% of average daily net assets.

For each fund, Piper Jaffray pays a portion of its 12b-1 fee to brokerage firms which have sold shares of that fund. Firms receive an annual fee equal to 0.30% of the fund's average daily net assets attributable to shares sold by the firm's brokers. Piper Jaffray may also use 12b-1 fees to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
When deciding which brokers to use for the funds' portfolio transactions, Piper Capital may consider whether brokers have sold shares of these or any other Piper funds. Piper Capital may place trades through Piper Jaffray in compliance with the Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within a fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                    16  Prospectus - Growth and Income Funds

Prospectus - Growth and Income Funds


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Annual/Semiannual Reports
Shareholder reports include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

Statement of Additional Information (SAI)
The SAI contains more detailed information about the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.


To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778

No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the funds or Piper Jaffray.

--------------------------------------------------------------------------------
[LOGO]              PIPER FUNDS 222 South Ninth Street
                    Minneapolis, MN 55402-3804

                                                     #30300    11/1997    221-97

--------------------------------------------------------------------------------
Prospectus - Growth and Income Fund
--------------------------------------------------------------------------------

NOVEMBER 24, 1997

[LOGO]

GROWTH AND INCOME FUND



CLASS Y SHARES
--------------------------------------------------------------------------------



BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN GROWTH AND INCOME FUND. . . . . . . 1

FUND DESCRIPTION
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND . . . . . . . . . . . . . 2    Investment objective
                                                      and policies, risk
                                                      considerations, portfolio
                                                      managers, shareholder
                                                      expenses and financial
                                                      highlights

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . . . . 4    An overview of securities
RISK FACTORS . . . . . . . . . . . . . . . . . . 7    and investment techniques
                                                      that may be used by the
                                                      fund and their risks

MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . . . 9    Practical information to
   Calculating Your Purchase Price                    help you manage your
   Investing Automatically                            investment in Piper Funds
HOLDING SHARES . . . . . . . . . . . . . . . . .10
   Receiving Dividends and Other Distributions
   Taxing of Dividends and Other Distributions
   Exchanging Shares
   Conducting Transactions by Phone
   Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . .11
   Receiving the Proceeds
   Taking Systematic Withdrawals


--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . . .12

INVESTING IN
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND IS DESIGNED TO PROVIDE YOU WITH A COMBINATION OF INCOME AND CAPITAL APPRECIATION. THE FUND IS ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
This fund may be appropriate for your investment portfolio if:

-    You want growth opportunities from a more conservative investment.

- You are retired or nearing retirement and concerned about the effects of inflation on your investments.

-    You are comfortable with volatility in the value of your shares.

If you require absolute stability of your principal -- or if you want maximum growth from your investment -- you should consider other investment vehicles. Piper Growth and Income Fund was not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with this investment. Stability of income and safety of principal are not guaranteed. Risks associated with this fund are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the fund is contained in its statement of additional information, which can be obtained from the fund at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                     1  Prospectus - Growth and Income Fund

FUND DESCRIPTION

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND SEEKS CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL AND INCOME. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS IN A BROADLY DIVERSIFIED PORTFOLIO OF SECURITIES. IT EMPHASIZES SECURITIES OF LARGE, ESTABLISHED COMPANIES THAT MAY BE UNDERVALUED AND THAT HAVE A HISTORY OF DIVIDEND PAYMENTS.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Growth and Income Fund will invest primarily in common stocks and securities convertible into common stocks. However, the fund may also invest in debt securities.

In selecting stocks for the portfolio, the advisor considers a company's prospects for long-term growth of both dividends and earnings, its stability of earnings, and the sensitivity of its industry to fluctuations in major economic variables, such as interest rates and industrial production.

Investments in long-term debt securities, including debt securities convertible into common stock, will be limited to:

-    U.S. government securities,

- Securities rated at the time of purchase within the four highest investment grades assigned by Moody's Investors Service or Standard & Poor's Ratings Services, or

-    Unrated securities judged by the advisor to be of comparable quality.

The fund may purchase or write put and call options on the securities in which it may invest and on stock indexes listed on national securities exchanges. In addition, solely to hedge against changes in the value of its portfolio securities due to anticipated changes in the market, the fund may enter into futures contracts and purchase or write put or call options on such contracts. The fund also may purchase or sell securities on a when issued or forward commitment basis and enter into mortgage dollar rolls. Use of these practices may increase the volatility of the fund's net asset value.

Under unusual circumstances, as a temporary defensive measure, the fund may retain cash or invest part or all of its assets in short-term money market securities. The fund may invest up to 10% of its total assets in equity securities of foreign issuers.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market. See pages 7-8 for more information on market risk, company risk and sector risk.

To the extent the fund invests in debt securities, it will be subject to credit risk, which is the possibility that the issuer of a security will default, and interest rate risk, which occurs because the prices of debt securities generally fall as interest rates rise (and vice versa). See the descriptions of credit risk and interest rate risk on page 7.

The investment securities and techniques used by this fund present other risks as well. See pages 4-8 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE MARKUSEN, CFA, is director of the large-cap equity team and a senior vice president of Piper Capital. He joined the advisor in 1993 and has managed the fund since March 1997. From 1989 through 1993, he was an equity portfolio manager with Investment Advisers, Inc. He has 13 years of financial experience.

BRENT MELLUM, CFA, a vice president of Piper Capital, began managing the fund in March 1997. He joined the advisor in 1993 and has three years of financial experience. Prior to that, he earned a BS in business administration and an MBA in finance from the University of Texas.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below are based on class A share operating expenses for the past year, but reflect the fact that class Y shares do not pay 12b-1 fees.

SHAREHOLDER TRANSACTION EXPENSES

Maximum front-end sales charge on purchases. . . . . . . . . . . . . . .  none
Maximum deferred sales charge. . . . . . . . . . . . . . . . . . . . . .  none

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.73%
12b-1 fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  none
Other expenses (after expense reimbursements)(1) . . . . . . . . . . . . 0.27%
                                                                         -----
Total operating expenses
   (after expense reimbursements)(1) . . . . . . . . . . . . . . . . . . 1.00%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.


1 year . . . . . . . . . . . . . .     $ 10
3 years. . . . . . . . . . . . . .     $ 32
5 years. . . . . . . . . . . . . .     $ 55
10 years . . . . . . . . . . . . .     $122

(1) If Piper Capital had not voluntarily reimbursed expenses, other expenses would have been 0.29% and total operating expenses would have been 1.02%. Expense reimbursements reflected in the table may be discontinued at any time after fiscal 1998 year end.

--------------------------------------------------------------------------------
                     2  Prospectus - Growth and Income Fund

FUND DESCRIPTION

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------

                                             Period from
CLASS Y SHARES                              2/18/97(5) to
                                                9/30/97
                                            --------------
PER SHARE DATA
Net asset value, beginning of period . . . .   $ 16.14
                                               -------
Operations:
    Net investment income. . . . . . . . . .      0.12
    Net realized and unrealized gains
     on investments. . . . . . . . . . . . .      2.21
                                               -------
    Total from operations. . . . . . . . . .      2.33
                                               -------
Distributions to shareholders:
    From net investment income . . . . . . .     (0.11)
                                               -------
Net asset value, end of period . . . . . . .   $ 18.36
                                               -------
                                               -------

SELECTED INFORMATION
Total return(2). . . . . . . . . . . . . . .     14.51%
Net assets, end of period (in millions). . .   $ 14
Ratio of expenses to average daily
 net assets. . . . . . . . . . . . . . . . .      0.99%(3)
Ratio of net investment income to
 average daily net assets. . . . . . . . . .      1.12%(3)
 Average commission rate paid on
 portfolio transactions(4) . . . . . . . . .   $  0.0600
Portfolio turnover rate (excluding
 short-term securities). . . . . . . . . . .          46%
Ratios before waivers by the advisor:
    Of expenses to average daily
     net assets. . . . . . . . . . . . . . .      1.00%(3)
    Of net investment income to
     average daily net assets. . . . . . . .      1.11%(3)

------------------------------------------------------------------------------------------------------------------------------------

                                                                 Fiscal year ended September 30,                        Period from
CLASS A SHARES                                                                                                         7/21/92(1) to
                                                 1997          1996            1995          1994           1993          9/30/92
                                               -------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . . .   $15.04         $12.93         $10.27         $10.30         $10.01         $10.00
                                               ------         ------         ------         ------         ------         ------
Operations:
    Net investment income. . . . . . . . . .     0.15           0.18           0.19           0.24           0.24           0.03
    Net realized and unrealized
     gains (losses) on investments . . . . .     4.35           2.31           2.70           0.02           0.29          (0.02)
                                               ------         ------         ------         ------         ------         ------
    Total from operations. . . . . . . . . .     4.50           2.49           2.89           0.26           0.53           0.01
                                               ------         ------         ------         ------         ------         ------
Distributions to shareholders:
    From net investment income . . . . . . .    (0.16)         (0.20)         (0.19)         (0.24)         (0.24)            --
    From net realized gains
      on investments . . . . . . . . . . . .    (1.01)         (0.18)         (0.04)         (0.05)            --             --
                                               ------         ------         ------         ------         ------         ------
    Total distributions to shareholders . .     (1.17)         (0.38)         (0.23)         (0.29)         (0.24)            --
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period . . . . . . .   $18.37         $15.04         $12.93         $10.27         $10.30         $10.01
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

SELECTED INFORMATION


Total return(2)[BAR GRAPH] . . . . . . . . .    31.87%         19.56%         28.81%          2.53%          5.41%          0.10%

Net assets, end of period (in millions). . .     $127            $97            $73            $73            $96            $52
Ratio of expenses to average
 daily net assets. . . . . . . . . . . . . .     1.34%          1.32%          1.32%          1.29%          1.32%          1.28%(3)
Ratio of net investment income
 to average daily net assets . . . . . . . .     0.90%          1.26%          1.93%          2.26%          2.51%          3.00%(3)
Average commission rate paid
 on portfolio transactions(4). . . . . . . .    $0.0600        $0.0600           --             --             --             --
Portfolio turnover rate (excluding
 short-term securities). . . . . . . . . . .       46%            22%            14%            20%            26%             1%
Ratios before waivers by the advisor
 and/or distributor:
    Of expenses to average daily
     net assets. . . . . . . . . . . . . . .     1.52%          1.56%          1.60%          1.62%          1.58%          2.06%(3)
    Of net investment income to average
     daily net assets. . . . . . . . . . . .     0.72%          1.02%          1.65%          1.93%          2.25%          2.22%(3)


(1)  Commencement of operations.

(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(3)  Annualized.

(4)  Disclosed in accordance with guidelines adopted in 1996.

(5)  Commencement of offering of class Y shares.

--------------------------------------------------------------------------------
                     3  Prospectus - Growth and Income Fund

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

THIS TABLE LISTS INVESTMENT SECURITIES AND TECHNIQUES USED BY THE FUND AND NOTES ANY INVESTMENT LIMITATIONS AS A PERCENTAGE OF PORTFOLIO ASSETS. IT ALSO LISTS THE PRINCIPAL RISK FACTORS RELATED TO THEIR USE, WHICH ARE EXPLAINED IN GREATER DETAIL ON THE FOLLOWING PAGES.

      10    MAXIMUM PERCENT OF TOTAL ASSETS
     /10/   MAXIMUM PERCENT OF NET ASSETS
       y    PERMITTED WITHOUT LIMITATION


INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y
generally are backed by consumer or corporate receivables or credit obligations, such as credit card receivables, auto loans, home equity loans or manufactured housing loans. These securities are often guaranteed or over-collateralized to improve credit quality. Credit, Interest Rate

COMMON STOCKS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y
are securities that represent a share of ownership in a corporation, entitling the holder to certain voting rights and to receive a pro rata share of any common dividends. Company, Market, Sector

CONVERTIBLE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y
are corporate debt securities that can be converted, at the option of the owner, into the common stock of the issuer. Company, Interest Rate, Market, Sector

CORPORATE FIXED INCOME SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y
include corporate bonds, debentures, notes and similar debt securities. Credit, Interest Rate

FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10(1)
are securities issued by foreign companies, as well as American depository receipts. The latter are dollar-denominated securities, designed for use in the U.S. securities markets, which represent underlying securities issued by foreign companies. Currency, Foreign Issuer, Information, Market

FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y(2)
require the holder to buy or sell securities at a specified price on a specified date. Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the
S&P 500 Index) on the last day of the contract. The fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging,
Interest Rate, Leverage, Market

     OPTIONS ON FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           y(2)
     give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The fund generally uses these for the same purposes as futures contracts. Hedging, Interest Rate, Leverage, Market

ILLIQUID SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity


--------------------------------------------------------------------------------
                     4  Prospectus - Growth and Income Fund

PORTFOLIO OVERVIEW


INVESTMENT SECURITIES AND TECHNIQUES  (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES represent participations in, or are secured by, pools of mortgages. They are issued by
U.S. government agencies and private entities and include the following:

     ADJUSTABLE RATE MORTGAGE SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
     pay interest rates which change periodically based on changes in an underlying interest rate index. Credit,
     Extension, Interest Rate, Prepayment

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
     are mortgage-related securities in which the cash flows are allocated to different tranches or classes, rather than being passed through directly to investors. Different classes have different risk/return characteristics.
     Classes with more predictable cash flows generally have lower yields. Credit, Extension, Interest Rate,
     Leverage, Liquidity, Prepayment

     PASS-THROUGHS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
     are mortgage-related securities which pass principal and interest payments through to investors, net of fees.
     Credit, Extension, Interest Rate, Prepayment

OPTIONS ON SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
are contracts which give the holder the right, in return for the premium paid, to buy or sell securities prior to the expiration date of the option at the option exercise price. The writer of the option is then obligated to either deliver or purchase the securities. Company, Credit, Hedging, Interest Rate, Leverage, Liquidity, Market, Sector

OPTIONS ON STOCK INDEXES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
are contracts which give the holder the right, in return for the premium paid, to receive a cash settlement if, prior to the expiration of the option, the closing level of the index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make the cash payment upon exercise of the option. Credit, Hedging, Leverage, Liquidity,
Market

PREFERRED STOCKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
are securities that, like common stock, represent ownership in a corporation, but have a claim ahead of common stock on the payment of dividends and on the corporation's assets in the event it is dissolved. Unlike common stock, holders generally do not have the right to share in corporate profits (except in the case of participating preferred stock). Company, Interest Rate, Market, Sector

SHORT-TERM MONEY MARKET SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y(3)
include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit, Interest Rate

U.S. GOVERNMENT SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
are issued - or guaranteed as to payment of principal and interest - by the U.S. government or its agencies or instrumentalities. They include U.S. Treasury bills, notes and bonds, as well as agency-issued securities, such as
Fannie Maes (issued by the Federal National Mortgage Association), Ginnie Maes (issued by the Government National
Mortgage Association) and Freddie Macs (issued by the Federal Home Loan Mortgage Corporation). Credit, Interest Rate

YANKEE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
are dollar-denominated bonds of foreign issuers traded in the United States. Yankee bonds may involve risks not associated with securities of domestic issuers. Credit, Foreign Issuer, Interest Rate

ZERO COUPON AND DELAYED INTEREST SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y
do not pay interest on a current basis. Their prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently. Credit, Interest Rate


--------------------------------------------------------------------------------
                     5   Prospectus - Growth and Income Fund

--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------------
BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
is permitted for temporary or emergency purposes only. Interest payments on borrowed funds reduce earnings. The fund's policy on borrowing cannot be changed without shareholder approval. Leverage

HOLDING OF FOREIGN CURRENCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      y
In anticipation of favorable movements in the applicable exchange rates, the fund may hold, for an indefinite period of time, foreign currencies received as a result of investing in foreign securities. Currency

MORTGAGE DOLLAR ROLLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33 1/3(4)
The fund sells mortgage-related securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Interest Rate, Leverage

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. The fund may enter into repurchase agreements for U.S. government securities. Credit, Interest Rate

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33 1/3(4)
The purchase or sale of a security at a future date for a predetermined price. Securities may decrease in value prior to their delivery. Interest Rate, Leverage



Many of the securities identified above are considered derivative securities. A derivative is a financial instrument whose value is based on another security, index, reference rate (for example interest or currency exchange rate) or other asset. These securities have varying types and degrees of risk, as described above.


(1) No more than 5% of Growth and Income Fund's total assets will be invested in securities of foreign issuers which are not either listed on a U.S. stock exchange or represented by American depository receipts.

(2) The fund's use of futures contracts and options on futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

(3) Time deposits are considered illiquid and subject to the fund's limitation on investing in illiquid securities.

(4) Percentage limitation relates to all purchases of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

--------------------------------------------------------------------------------
                     6  Prospectus - Growth and Income Fund

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO EACH FUND IS PROVIDED IN "FUND DESCRIPTION." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY GROWTH AND INCOME FUND IS PROVIDED BELOW.

COMPANY RISK

Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. To help mitigate company risk, the fund is "diversified," which means that, with respect to 75% of its assets, it invests no more than 5% of its total assets in the stocks of any one issuer.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation, causing a loss in the fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

The fund may invest in securities of the lowest investment grade or in unrated securities judged by the advisor to be of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than government securities or other, more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual.

CURRENCY RISK

The value of the fund's foreign securities in U.S. dollars will vary with increases and decreases in the exchange rate. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of securities denominated in that currency. That will, in turn, cause a decline in the fund's net asset value, net investment income, and capital gains, if any. The exchange rate between the U.S. dollar and other currencies is determined by many factors, including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates, the price of oil, the pace of activity in industrial countries, and other economic and financial conditions affecting the world economy.

EXTENSION RISK

Rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of market movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INFORMATION RISK

Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those which apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers or securities held by the fund. Accounting and financial reporting standards in emerging markets may be especially lacking.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

--------------------------------------------------------------------------------
                     7  Prospectus - Growth and Income Fund

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

The fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

The fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MARKET RISK

All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

PREPAYMENT RISK

Falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing its income. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for comparable Treasury securities because investors may anticipate an increase in mortgage prepayments.

SECTOR RISK

The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Large concentrations in specific industries will increase sector risk. The fund will not invest 25% or more of its total assets in any one industry. (Gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.)

--------------------------------------------------------------------------------
                     8  Prospectus - Growth and Income Fund

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE CLASS Y SHARES OF THE FUND WITH AN INITIAL INVESTMENT OF
$1 MILLION OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Class Y shares are sold without any initial or deferred sales charges. Your purchase price will be equal to the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.

The fund also offers class A and class B shares through a separate prospectus. You can obtain more information on the fund's class A and class B shares by calling the fund at the phone number on the back cover.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class Y shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund offering class Y shares from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

SHARE CLASSES

GROWTH AND INCOME FUND ALSO OFFERS CLASS A AND CLASS B SHARES THROUGH A SEPARATE PROSPECTUS. YOU CAN OBTAIN MORE INFORMATION ON THE FUND'S CLASS A AND CLASS B SHARES BY CALLING THE FUND AT THE PHONE NUMBER ON THE BACK COVER.


--------------------------------------------------------------------------------
                      9 Prospectus - Growth and Income Fund

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from the fund's net investment income, if any, will be paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

Class Y shareholders generally will receive higher dividends from net investment income than class A or class B shareholders because class Y shareholders are not subject to Rule 12b-1 fees.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
The fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as the fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from the fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the fund will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from the fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class Y shares only for class Y shares of another Piper fund. However, please note that not all Piper funds offer class Y shares. Exchanges are made based on the net asset value per share of each fund at the time of the exchange.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the fund will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                     10 Prospectus - Growth and Income Fund

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------
YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the fund's transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

If your account falls below $1 million due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
You can make automatic withdrawals from your account provided you maintain a minimum account balance of $1 million. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You may not want to make systematic withdrawals if you plan to continue investing in the fund, due to tax liabilities.

--------------------------------------------------------------------------------
                    11   Prospectus - Growth and Income Fund

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUND IS ORGANIZED
--------------------------------------------------------------------------------
Growth and Income Fund is a diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When the fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

RIGHTS OF DIFFERENT CLASSES

The different classes of shares of the fund have the same rights and are identical in all respects except that:

- Expenses related to the distribution of each class of shares are borne solely by that class.

- To the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class.

- Each class has exclusive voting rights with respect to approval of any 12b-1 distribution plan related to that class (except that class B shareholders generally have the right to vote on any distribution fees imposed on class A shares).

-    Only class B shares carry a conversion feature.

-    Each class has different exchange privileges.

FUND OBJECTIVE

The fund's investment objective is fundamental and may be changed only with shareholder approval. The fund's investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------
The fund is governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the fund's activities, review its performance and review the actions of the fund's advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the fund's operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the fund's business and investment activities, subject to the authority of the board of directors. The fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Description" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the fund's shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the fund's custodian and accounting agent, IFTC holds the fund's portfolio securities, settles trades, collects to calculate net asset values, and provides recordkeeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the fund. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

--------------------------------------------------------------------------------
                    12   Prospectus - Growth and Income Fund

--------------------------------------------------------------------------------

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray Investment Executives and other brokerage firms who sell class Y shares receive ongoing fees from Piper Capital which equal, on an annual basis, up to approximately 0.27% of the fund's average daily net assets attributable to such shares.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
When deciding which brokers to use for the fund's portfolio transactions, Piper Capital may consider whether brokers have sold shares of this or any other Piper fund. Piper Capital may place trades through Piper Jaffray in compliance with the Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of the fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within the fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission, which began February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                    13   Prospectus - Growth and Income Fund

Prospectus - Growth and Income Fund


FOR MORE INFORMATION
--------------------------------------------------------------------------------

ANNUAL/SEMIANNUAL REPORTS

Shareholder reports include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778


No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the fund or Piper Jaffray.

--------------------------------------------------------------------------------

[LOGO]         PIPER FUNDS   222 South Ninth Street
               Minneapolis, MN 55402-3804

                                                     #30312    11/1997    031-98

--------------------------------------------------------------------------------
Prospectus - Income Funds
--------------------------------------------------------------------------------

NOVEMBER 24, 1997


[LOGO]


INCOME FUNDS



GOVERNMENT INCOME FUND (Class A Shares)
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND  (Class A Shares)
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND (Class A Shares)
--------------------------------------------------------------------------------


BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]


CONTENTS
--------------------------------------------------------------------------------
INVESTING IN PIPER INCOME FUNDS. . . . . . .  1


FUND DESCRIPTIONS
--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND . . . . . . . . . . .  2   Investment objectives and
INTERMEDIATE BOND FUND . . . . . . . . . . .  4   policies, risk considerations,
ADJUSTABLE RATE MORTGAGE SECURITIES FUND . .  6   portfolio managers,
                                                  shareholder expenses and
                                                  financial highlights

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . .  8   An overview of securities and
RISK FACTORS . . . . . . . . . . . . . . . . 11   investment techniques that may
                                                  be used by the funds and their
                                                  risks

MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . 12   Practical information to help
    Calculating Your Purchase Price               you manage your investment in
    Reducing Your Sales Charge                    Piper Funds
    Investing Automatically
HOLDING SHARES . . . . . . . . . . . . . . . 13
    Receiving Dividends and Other Distributions
    Taxing of Dividends and Other Distributions
    Exchanging Shares
    Conducting Transactions by Phone
    Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . 14
    Receiving the Proceeds
    Paying the Contingent Deferred Sales Charge
    Taking Systematic Withdrawals
    Reinvesting After a Sale


--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . 15

INVESTING IN PIPER
--------------------------------------------------------------------------------
INCOME FUNDS
--------------------------------------------------------------------------------

PIPER INCOME FUNDS SEEK TO PROVIDE YOU WITH INCOME WHILE PRESERVING THE PRINCIPAL VALUE OF YOUR INVESTMENT. GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND AND ADJUSTABLE RATE MORTGAGE SECURITIES FUND ARE ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.


BEFORE YOU INVEST:


KNOW YOUR GOALS
--------------------------------------------------------------------------------
One or more of these funds may be appropriate for your investment portfolio if:

-   You want a regular stream of income or wish to diversify your portfolio.

- You are looking for higher return potential than you get from your money market funds.

-   You are comfortable with volatility in the value of your shares.


If you require absolute stability of your principal -- or if you desire maximum return and are willing to accept the commensurate risk -- you should consider other investment vehicles. Piper Income Funds were not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with these investments. Stability of income and safety of principal are not guaranteed. Risks associated with these funds are outlined in the following pages.

USE YOUR PROSPECTUS

--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the funds is contained in their statement of additional information, which can be obtained from the funds at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.



--------------------------------------------------------------------------------
                          1  Prospectus - Income Funds

FUND DESCRIPTIONS

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES AS DESCRIBED BELOW. MUCH OF THE FUND IS INVESTED IN MORTGAGE-RELATED SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Government Income Fund will invest at least 65% of its total assets in securities issued - or guaranteed as to the payment of principal and interest - by the U.S. government, its agencies, or its instrumentalities. Examples include Treasuries, mortgage-related securities such as Ginnie Maes and Fannie Maes, and zero-coupon securities. The fund also may enter into repurchase agreements and reverse repurchase agreements involving these securities.

MORTGAGE-RELATED SECURITIES INCLUDE INVERSE FLOATING RATE, INTEREST-ONLY, INVERSE INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES. WHILE THESE SECURITIES CAN ADD SIGNIFICANT INCOME TO THE FUND, THEIR PRICES CAN BE HIGHLY VOLATILE IN RESPONSE TO CHANGING INTEREST RATES. INVESTMENT IN THESE SECURITIES IS LIMITED TO 10% OF NET ASSETS.

The fund may invest up to 10% of its total assets in mortgage-related securities issued by private entities. These securities must be rated AA/Aa or better at the time of purchase or, if unrated, they must be of comparable quality as determined by the advisor. The fund does not invest in corporate fixed income securities (other than short-term money market securities). The fund may engage in options and futures transactions, purchase or sell securities on a when-issued or forward commitment basis, and enter into mortgage dollar rolls. Use of these practices may increase the volatility of the fund's net asset value.

To provide flexibility and liquidity, the fund may invest up to 35% of its total assets in cash and short-term money market securities. For temporary defensive purposes, the fund may invest without limitation in these securities.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of debt securities in the fund likely will fall and vice versa. One measure of interest rate risk is effective duration, explained on page 11 under "Interest Rate Risk." The fund attempts to maintain an average effective duration of three to eight years. That's longer than the effective duration of the other funds in this prospectus, making this fund potentially more volatile.

This fund is also subject to credit risk, which is the possibility that the issuer of a security will default, although that's less likely in the portion of the fund invested in U.S. government securities (at least 65% of total assets). Treasury securities carry minimal credit risk. Obligations of government agencies, however, are somewhat riskier, although generally not as risky as obligations of private issuers. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual.

This fund holds many mortgage-related securities, which are subject to both prepayment and extension risk. The investment securities and techniques used by this fund present other risks as well, including leverage and liquidity risks. See pages 8-11 for more information.

PLEASE REMEMBER: THE GOVERNMENT'S GUARANTEE DOES NOT EXTEND TO THE FUND ITSELF. NOR DOES IT COVER THE MARKET VALUE OF GOVERNMENT SECURITIES. LIKE ANY OTHER SECURITIES, THEY WILL FLUCTUATE IN VALUE.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
BRUCE SALVOG is a senior vice president of Piper Capital with 27 years of financial experience.

DAVID STEELE is a senior vice president of Piper Capital with 18 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show operating expenses for the past year and the current maximum sales charge.

SHAREHOLDER TRANSACTION EXPENSES (AS A % OF OFFERING PRICE)
Maximum front-end sales charge on purchases. . . . . . . . . . . . . 2.00%

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.50%
12b-1 fee (after fee limitation)(1,2). . . . . . . . . . . . . . . . 0.34%
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.35%
                                                                     -----
Total operating expenses (after fee limitation)(2) . . . . . . . . . 1.19%

(1) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.50% and total operating expenses would have been 1.35%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $32
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $57
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $84
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $161


--------------------------------------------------------------------------------
                          2  Prospectus - Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------

                                                                                                                          Period
                                                                                                                           from
                                                                                                     Period from  Year   3/16/87(1)
                                                         Fiscal year ended September 30,             11/1/88 to   Ended      to
                                        1997    1996    1995    1994    1993    1992    1991    1990   9/30/89  10/31/88  10/31/87
                                       -------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . $ 8.83  $ 8.99  $ 8.42  $10.01  $ 9.86  $ 9.69  $ 9.02  $ 9.18    $ 9.50   $ 9.40   $10.00
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
Operations:
  Net investment income. . . . . . . .   0.57    0.60    0.60    0.69    0.80    0.90    0.84    0.81      0.76     0.82     0.45
  Net realized and unrealized gains
   (losses) on investments . . . . . .   0.33   (0.16)   0.60   (1.58)   0.15    0.17    0.67   (0.16)    (0.32)    0.10    (0.60)
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
  Total from operations. . . . . . . .   0.90    0.44    1.20   (0.89)   0.95    1.07    1.51    0.65      0.44     0.92    (0.15)
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
Distributions to shareholders:
  From net investment income . . . . .  (0.57)  (0.60)  (0.63)  (0.68)  (0.80)  (0.90)  (0.84)  (0.81)    (0.76)   (0.82)   (0.45)
  From net realized gains on
   investments . . . . . . . . . . . .     --      --      --   (0.02)     --      --      --      --        --       --       --
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
     Total distributions to
      shareholders . . . . . . . . . .  (0.57)  (0.60)  (0.63)  (0.70)  (0.80)  (0.90)  (0.84)  (0.81)    (0.76)   (0.82)   (0.45)
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
Net asset value, end of period . . . . $ 9.16  $ 8.83  $ 8.99  $ 8.42  $10.01  $ 9.86  $ 9.69  $ 9.02    $ 9.18   $ 9.50   $ 9.40
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------
                                       ------  ------  ------  ------  ------  ------  ------  ------    ------   ------   ------

SELECTED INFORMATION

Total return(2)[BAR GRAPH] . . . . . .  10.49%   4.99%  14.87%  (9.26%) 10.06%  11.57%  17.51%   7.31%   4.78%    10.18%   1.41%

Net assets, end of period
 (in millions) . . . . . . . . . . . .    $67     $84    $106    $126    $160     $124    $76     $73     $85       $62     $75
Ratio of expenses to average daily
 net assets. . . . . . . . . . . . . .   1.19%   1.09%   1.11%   1.05%   1.09%   1.11%   1.18%   1.08%   1.15%(3)  1.23%   0.70%(3)
Ratio of net investment income to
 average daily net assets. . . . . . .   6.32%   6.66%   7.02%   7.43%   8.10%   9.15%   9.00%   8.87%   8.81%(3)  8.68%   8.07%(3)
Portfolio turnover rate (excluding
 short-term securities). . . . . . . .     21%     32%     87%    121%    191%    118%    110%    202%    149%      217%    281%
Ratios before waivers by the distributor:
  Of expenses to average daily
   net assets. . . . . . . . . . . . .   1.35%   1.28%   1.29%   1.24%   1.27%   1.29%   1.36%   1.27%   1.35%(3)  1.43%   1.48%(3)
  Of net investment income to average
   daily net assets. . . . . . . . . .   6.16%   6.47%   6.84%   7.24%   7.92%   8.97%   8.82%   8.68%   8.61%(3)  8.48%   7.29%(3)


(1)  Commencement of operations.

(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(3)  Annualized.


--------------------------------------------------------------------------------
                          3 Prospectus - Income Funds

FUND DESCRIPTIONS

INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN A BROAD RANGE OF INVESTMENT-QUALITY DEBT SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Intermediate Bond Fund invests at least 65% of its total assets in:

- U.S. government securities, which are securities issued - or guaranteed as to the payment of principal and interest - by the government, its agencies, or its instrumentalities. This includes mortgage-related securities,

-   Corporate fixed income securities, and

- Other fixed income securities, such as privately issued mortgage-related securities, asset-backed securities and U.S. dollar-denominated Yankee bonds.

Securities other than U.S. government securities must be rated BBB/Baa or better at the time of purchase. Or, if unrated, they must be of comparable quality, as determined by the fund's investment advisor.

Investments in mortgage-related securities may include collateralized mortgage obligations. However, the fund will not invest in inverse floating rate, interest-only, principal-only, inverse interest-only, or stripped mortgage-backed securities.

To provide liquidity and flexibility, the fund may invest up to 35% of its total assets in cash and short-term money market securities. For temporary defensive purposes, the fund may invest without limitation in these securities.

The fund may enter into repurchase agreements for U.S. government securities. In addition, it may purchase or sell securities on a when-issued or forward commitment basis, and it may enter into mortgage dollar rolls. Use of these practices may increase the volatility of the fund's net asset value. The fund will not purchase or sell options on securities or enter into futures contracts.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of debt securities in the fund likely will fall and vice versa. One measure of interest rate risk is effective duration, explained on page 11 under "Interest Rate Risk." The fund attempts to maintain an average effective duration of two to six years. It also attempts to maintain a dollar-weighted average maturity of three to 10 years.

This fund is also subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities rated as low as BBB/Baa or in unrated securities of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than government securities or other, more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual.

This fund may invest a large portion of its assets in mortgage-related securities, which are subject to both prepayment and extension risk. The investment securities and techniques used by this fund present other risks as well, including leverage and liquidity risks. See pages
8-11 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
BRUCE SALVOG is a senior vice president of Piper Capital with 27 years of financial experience.

DAVID STEELE is a senior vice president of Piper Capital with 18 years of financial experience.


--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show operating expenses for the past year and the current maximum sales charge.

SHAREHOLDER TRANSACTION EXPENSES (AS A % OF OFFERING PRICE)
Maximum front-end sales charge on purchases. . . . . . . . . . . . . 2.00%

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.30%
12b-1 fee (after fee limitation)(1). . . . . . . . . . . . . . . . . 0.22%
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.33%
                                                                     -----
Total operating expenses (after fee limitation)(1) . . . . . . . . . 0.85%

(1) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.30% and total operating expenses would have been 0.93%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $29
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $47
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $66
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $123


--------------------------------------------------------------------------------
                          4  Prospectus - Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                                                       Period from    Period from
                                                        Fiscal year ended September 30,                11/1/88 to   7/11/88(1) to
                                         1997   1996(2)  1995    1994    1993    1992    1991    1990    9/30/89       10/31/88
                                         ----------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period .  $7.50   $8.12   $7.98  $12.22  $11.51  $10.71  $10.02   $9.96    $10.08        $10.00
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
Operations:
  Net investment income. . . . . . . .   0.44    0.53(3) 0.88    0.90    1.29    1.07    0.94    0.91      0.82          0.21
  Net realized and unrealized gains
   (losses) on investments . . . . . .   0.17   (0.11)   0.31   (3.96)   0.56    0.73    0.67    0.08     (0.12)         0.08
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
  Total from operations. . . . . . . .   0.61    0.42    1.19   (3.06)   1.85    1.80    1.61    0.99      0.70          0.29
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
Distributions to shareholders:
  From net investment income . . . . .  (0.44)  (1.04)  (1.05)  (0.95)  (0.90)  (0.91)  (0.90)  (0.90)    (0.81)        (0.21)
  From net realized gains on
   investments . . . . . . . . . . . .     --      --      --   (0.23)  (0.24)  (0.09)  (0.02)  (0.03)    (0.01)           --
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
    Total distributions to
     shareholders. . . . . . . . . . .  (0.44)  (1.04)  (1.05)  (1.18)  (1.14)  (1.00)  (0.92)  (0.93)    (0.82)        (0.21)
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
Net asset value, end of period . . . .  $7.67   $7.50   $8.12   $7.98  $12.22  $11.51  $10.71  $10.02     $9.96        $10.08
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------
                                        -----   -----   -----  ------  ------  ------  ------   -----    ------        ------

SELECTED INFORMATION

Total return(4)[BAR GRAPH] . . . . . .   8.29%   5.68%  16.15% (26.65%) 17.04%  17.70%  16.80%  10.30%     7.38%         3.09%


Net assets, end of period
 (in millions) . . . . . . . . . . . .    $64    $136    $319    $564    $792    $470    $132     $36       $28           $18
Ratio of expenses to average daily net
 assets(6) . . . . . . . . . . . . . .   0.85%   0.72%   0.97%   0.78%   0.70%   0.65%   0.75%   0.78%     0.85%(5)      0.75%(5)
Ratio of net investment income to
 average daily net assets. . . . . . .   5.83%   6.65%   8.02%   9.33%  12.51%  11.01%   9.29%   9.00%     9.03%(5)      7.91%(5)
Portfolio turnover rate (excluding
 short-term securities). . . . . . . .     86%     89%    136%    169%    109%     64%     29%     76%       23%           14%
Ratios before waivers by the
 distributor:
  Of expenses to average daily net
   assets(6) . . . . . . . . . . . . .   0.93%   0.82%   1.07%   0.85%   0.77%   0.72%   0.82%   0.91%     1.40%(5)      1.53%(5)
  Of net investment income to average
   daily net assets. . . . . . . . . .   5.75%   6.55%   7.92%   9.26%  12.44%  10.94%   9.22%   8.87%     8.48%(5)      7.13%(5)


(1) Commencement of operations.

(2) On 9/12/96, shareholders of the fund approved the discontinuance of a fundamental policy requiring the fund to invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the fund's investment policies were revised to permit investments in a broad range of investment-quality debt securities and the fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.

(3) Based on average shares outstanding during the period.

(4) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(5) Annualized.

(6) Includes federal excise taxes of 0.08%, 0.37%, 0.23%, 0.09% and 0.02% for fiscal 1996, 1995, 1994, 1993, and 1992, respectively.

--------------------------------------------------------------------------------
                          5  Prospectus - Income Funds

FUND DESCRIPTIONS

ADJUSTABLE RATE MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL. IT TARGETS THIS OBJECTIVE THROUGH A PORTFOLIO COMPOSED PRIMARILY OF ADJUSTABLE RATE MORTGAGE SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal conditions, Adjustable Rate Mortgage Securities Fund invests at least 65% of its total assets in adjustable rate mortgage (ARM) securities. ARM securities have interest rates which reset periodically in response to changes in the current interest rate environment. They include pass-through securities and floating rate collateralized mortgage obligations.

The remaining 35% of the portfolio may include:

-   Mortgage-related securities other than ARM securities.

- U.S. government securities, which are securities issued - or guaranteed as to the payment of principal and interest - by the government, its agencies, or its instrumentalities. This includes up to 10% of net assets in zero-coupon securities.

-   Asset-backed securities.

-   Corporate fixed income securities.

The fund may engage in options and futures transactions, purchase and sell interest rate caps and floors, make investments in Eurodollar instruments for hedging purposes, and purchase or sell securities on a when-issued or forward commitment basis. It may enter into repurchase agreements for U.S. government securities and into reverse repurchase agreement. Use of these practices may increase the volatility of the fund's net asset value.

For temporary defensive purposes, the fund may invest without limitation in cash and short-term money market securities.

At least 85% of the fund's assets must be U.S. government securities, securities with a minimum rating of AA/Aa or equivalent at the time of purchase, or unrated securities of comparable quality as determined by the advisor. Up to 15% of its total assets may be in securities with an A or equivalent rating or in unrated securities of comparable quality. The fund may not invest in securities rated lower than A. If a security's quality falls below A, the fund will sell it as promptly as possible.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of debt securities in the fund likely will fall and vice versa. One measure of interest rate risk is effective duration, explained on page 11 under "Interest Rate Risk." The fund attempts to maintain an average effective duration of one to four years, making this, potentially, the least volatile fund in this prospectus.

ARM SECURITIES MAY FLUCTUATE LESS IN PRICE THAN OTHER DEBT SECURITIES, BECAUSE THEIR INTEREST RATES MOVE WITH MARKET RATES. HOWEVER, THIS DOES NOT ELIMINATE PRICE FLUCTUATIONS, PARTICULARLY DURING PERIODS OF EXTREME INTEREST RATE VOLATILITY.

ARM securities typically have caps which limit the amount by which their interest rates may increase or decrease. Also, since many adjustable rate mortgages reset just once a year, ARM securities may fluctuate in price because interest rates payable on the underlying mortgages have not yet changed to reflect current market rates.

This fund is also subject to credit risk, which is the possibility that the issuer of a security will default. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual. This fund typically invests a large portion of its assets in mortgage-related securities, which are subject to both prepayment and extension risk. The investment securities and techniques used by this fund present other risks as well, including liquidity risk. See pages 8-11 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
TOM MCGLINCH, CFA, is a senior vice president of Piper Capital with 16 years of financial experience.

WAN-CHONG KUNG, CFA, is a vice president of Piper Capital with five years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show operating expenses for the past year and the current maximum sales charge.

SHAREHOLDER TRANSACTION EXPENSES (AS A % OF OFFERING PRICE)
Maximum front-end sales charge on purchases. . . . . . . . . . . . . 2.00%

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.35%
12b-1 fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.15%
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.31%
                                                                     -----
Total operating expenses . . . . . . . . . . . . . . . . . . . . . . 0.81%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $28
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $45
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $64
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $118


--------------------------------------------------------------------------------
                          6  Prospectus - Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                   Fiscal Year  Month                                          Period from
                                                      Ended     Ended            Year Ended August 31,        1/30/92(1) to
                                                     9/30/97   9/30/96    1996      1995      1994      1993     8/31/92
                                                  -------------------------------------------------------------------------
PER SHARE DATA(2)
Net asset value, beginning of period . . . . . .     $8.06     $8.03     $7.99     $8.10     $8.88     $8.95     $8.80
                                                     -----     -----     -----     -----     -----     -----     -----
Operations:
 Net investment income . . . . . . . . . . . . .      0.47      0.04      0.49      0.47      0.55      0.63      0.40
 Net realized and unrealized gains (losses)
  on investments . . . . . . . . . . . . . . . .      0.09      0.03      0.01     (0.05)    (0.82)    (0.09)     0.07
                                                     -----     -----     -----     -----     -----     -----     -----
 Total from operations . . . . . . . . . . . . .      0.56      0.07      0.50      0.42     (0.27)     0.54      0.47
                                                     -----     -----     -----     -----     -----     -----     -----
Distributions to shareholders:
 From net investment income. . . . . . . . . . .     (0.47)    (0.04)    (0.46)    (0.53)    (0.51)    (0.61)    (0.32)
                                                     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period . . . . . . . . .     $8.15     $8.06     $8.03     $7.99     $8.10     $8.88     $8.95
                                                     -----     -----     -----     -----     -----     -----     -----
                                                     -----     -----     -----     -----     -----     -----     -----

SELECTED INFORMATION

Total return(3)[BAR GRAPH] . . . . . . . . . . .      7.16%     0.85%     6.40%     5.43%    (3.18%)    6.24%     5.49%

Net assets, end of period (in millions). . . . .      $185      $263      $270      $409      $500      $551      $555
Ratio of expenses to average daily net assets(6)      0.81%     0.82%(4)  0.60%     0.63%     0.60%     0.58%     0.58%(4)
Ratio of net investment income to average daily
 net assets(6) . . . . . . . . . . . . . . . . .      5.84%     5.82%(4)  5.74%     5.62%     6.39%     7.25%     7.70%(4)
Portfolio turnover rate (excluding short-term
 securities) . . . . . . . . . . . . . . . . . .        25%        2%       51%       36%       39%       39%       41%
Amount of borrowings outstanding at end of
 period (in millions)(5) . . . . . . . . . . . .        --        --        --        --      $145      $145      $145
Average amount of borrowings outstanding
 during the period (in millions)(5). . . . . . .        --        --        --       $57      $145      $149       $90
Average number of shares outstanding
 during the period (in millions) . . . . . . . .        --        --        --        53        62        62        52
Average per-share amount of borrowings
 outstanding during the period(5). . . . . . . . .      --        --        --     $1.09     $2.34     $2.41     $1.67


(1) Commencement of operations of DDJ.

(2) On 9/1/95, four closed-end funds, American Adjustable Rate Term Trusts 1996, 1997, 1998 and 1999 (BDJ, CDJ, DDJ and EDJ) were combined to create the fund. DDJ is considered the surviving entity for financial reporting purposes. The financial highlights presented for the periods prior to 9/1/95 are those of DDJ. The per share historical information for those periods has been restated to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the fund ($8.00).

(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(4) Annualized.

(5) DDJ was a closed-end management company and was permitted to enter into borrowings for other than temporary or emergency purposes. The fund may borrow only for temporary or emergency purposes.

(6) Various fees and expenses of the fund were voluntarily waived or absorbed by the advisor during the year ending 8/31/96. Had the fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.76%/5.58%, respectively.

--------------------------------------------------------------------------------
                          7  Prospectus - Income Funds

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

This table lists investment securities and techniques used by the funds and notes any investment limitations as a percentage of portfolio assets. It also lists the principal risk factors related to their use, which are explained in greater detail on the following pages.

 10     MAXIMUM PERCENT OF TOTAL ASSETS
/10/    MAXIMUM PERCENT OF NET ASSETS
  y     PERMITTED WITHOUT LIMITATION
  n     NOT PERMITTED


                                                                                                                   ADJUSTABLE RATE
                                                                                      GOVERNMENT     INTERMEDIATE     MORTGAGE
                                                                                      INCOME FUND     BOND FUND    SECURITIES FUND

INVESTMENT SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     n               y             35
generally are backed by consumer or corporate receivables or credit obligations, such as credit card receivables, auto loans, home equity loans or manufactured housing loans. These securities are often guaranteed or over-collateralized to improve credit quality. Credit, Interest Rate

CORPORATE FIXED INCOME SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . .     n               y             35
include corporate bonds, debentures, notes and similar debt securities. Credit,
Interest Rate

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y(1)            n             y(1)
require the holder to buy or sell securities at a specified price on a specified date. Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial instrument (such as the London Interbank
Offered Rate) on the last day of the contract. A fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging, Interest Rate, Leverage

    OPTIONS ON FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . .     y(1)            n             y(1)
    give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund generally uses these for the same purposes as futures contracts. Hedging, Interest Rate, Leverage

ILLIQUID SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     /15/            n             /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity

INTEREST RATE CAPS AND FLOORS. . . . . . . . . . . . . . . . . . . . . . . . . . . .     n               n             5
entitle the holder to receive payments of interest if a specified index exceeds
(in the case of a cap) or falls below (in the case of a floor) a specified interest rate. Credit, Hedging, Interest Rate, Liquidity

MORTGAGE-RELATED SECURITIES represent participations in, or are secured by, pools of mortgages. They are issued by U.S. government agencies and private entities and include the following:

    ADJUSTABLE RATE MORTGAGE SECURITIES. . . . . . . . . . . . . . . . . . . . . . .     y               y             y
    pay interest rates which change periodically based on changes in an underlying interest rate index Credit, Extension, Interest Rate, Prepayment

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) . . . . . . . . . . . . . . . . . . .     y               y             y
    are mortgage-related securities in which the cash flows are allocated to different tranches or classes, rather than being passed through directly to investors. Different classes have different risk/return characteristics.
    Classes with more predictable cash flows generally have lower yields. Credit,
    Extension, Interest Rate, Leverage, Liquidity, Prepayment


--------------------------------------------------------------------------------
                         8  Prospectus - Income Funds


PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES  (CONTINUED)
--------------------------------------------------------------------------------

    INVERSE FLOATING RATE, INVERSE INTEREST-ONLY, INTEREST-ONLY, AND
    PRINCIPAL-ONLY SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .     /10/            n             n
    are CMO classes or multiclass mortgage securities with less predictable cash flows. These securities can be extremely sensitive to interest rate changes and therefore more volatile than conventional debt securities. Some of these securities may decline in value at times when other debt securities are increasing. Conversely, some may increase at times when conventional debt securities are decreasing. Credit, Extension, Interest Rate, Leverage,
    Liquidity, Prepayment

    PASS-THROUGHS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               y             y
    are mortgage-related securities which pass principal and interest payments through to investors, net of fees. Credit, Extension, Interest Rate, Prepayment

    Z BONDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               y             n
    are CMO classes which do not pay interest until other classes have been paid.
    Instead, interest payments are accrued and added to the principal balance.
    Prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently. Credit,
    Extension, Interest Rate, Liquidity, Prepayment

OPTIONS ON SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               n             y
are contracts which give the holder the right, in return for the premium paid, to buy or sell securities prior to the expiration date of the option at the option exercise price. The writer of the option is then obligated to either deliver or purchase the securities. Credit, Hedging, Interest Rate, Leverage, Liquidity

SHORT-TERM MONEY MARKET SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . .     35(2)           35(2)         35(2)
include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit, Interest Rate

U.S. GOVERNMENT SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               y             y
are issued - or guaranteed as to payment of principal and interest - by the U.S.
government or its agencies or instrumentalities. They include U.S. Treasury bills, notes and bonds, as well as agency-issued securities, such as Fannie Maes (issued by the Federal National Mortgage Association), Ginnie Maes (issued by the
Government National Mortgage Association) and Freddie Macs (issued by the Federal
Home Loan Mortgage Corporation). Credit, Interest Rate

YANKEE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     n               y             n
are dollar-denominated bonds of foreign issuers traded in the United States.
Yankee bonds may involve risks not associated with securities of domestic issuers.
Credit, Foreign Issuer, Interest Rate

ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES . . . . . . . . . . . . . .     y(3)            y             /10(3)/
do not pay interest on a current basis or they pay interest by issuing additional securities. Their prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently.  Credit,
Interest Rate


Many of the securities identified above are considered derivative securities. A derivative is a financial instrument whose value is based on another security, index, reference rate (for example, interest or currency exchange rate) or other asset. These securities have varying types and degrees of risk, as described above.

(1) A fund's use of futures contracts and options on futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

(2) Each fund may invest without limitation in these securities for temporary defensive measures. Time deposits are considered illiquid and subject to each fund's limitation on investing in illiquid securities.

(3) Adjustable Rate Mortgage Securities Fund may invest only in U.S. government STRIPS. Government Income Fund may invest only in zero coupon securities.


--------------------------------------------------------------------------------
                         9  Prospectus - Income Funds

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------


 10     PERCENT OF TOTAL ASSETS
/10/    PERCENT OF NET ASSETS
  y     PERMITTED WITHOUT LIMITATION
  n     NOT PERMITTED


                                                                                                                   ADJUSTABLE RATE
                                                                                      GOVERNMENT     INTERMEDIATE     MORTGAGE
                                                                                      INCOME FUND     BOND FUND    SECURITIES FUND

INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------------------------------------

BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10              5             10
is permitted for temporary or emergency purposes only. Interest paid on borrowed funds reduces earnings. Each fund's policy on borrowing cannot be changed without shareholder approval. Leverage

MORTGAGE DOLLAR ROLLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33 1/3(1)       25(1)         n
The fund sells mortgage-related securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.
Interest Rate, Leverage

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               y             y
Each income fund may engage in short-term trading to benefit from yield disparities among securities and to otherwise attempt to achieve its objectives. This may result in higher transaction costs and increased short-term gains, which are taxable as ordinary income when distributed.

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     y               y             y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Credit, Interest Rate

REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .     25              n             10
The fund sells securities and agrees to buy them back at a set time and price, plus interest. Interest Rate, Leverage

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . .     33 1/3(1)       25(1)         y
The purchase or sale of a security at a future date for a predetermined price.
Securities may decrease in value prior to their delivery. Interest Rate, Leverage


(1) Percentage limitation relates to all purchases of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.


--------------------------------------------------------------------------------
                         10  Prospectus - Income Funds

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------

A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO EACH FUND IS PROVIDED IN "FUND DESCRIPTIONS." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY PIPER INCOME FUNDS IS PROVIDED BELOW.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation causing a loss in a fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

When a fund is restricted to investing in securities which have received at least a particular credit rating, the fund may invest in securities of the lowest gradation within that rating category. For example, if a fund may purchase only securities rated A or better, the purchase of a security rated A-is permitted.

EXTENSION RISK

Rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of interest rate movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

A fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

Each fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PREPAYMENT RISK

Falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for comparable Treasury securities because investors may anticipate an increase in mortgage prepayments.


--------------------------------------------------------------------------------
                         11  Prospectus - Income Funds

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------

YOU MAY BECOME A SHAREHOLDER IN PIPER FUNDS WITH AN INITIAL INVESTMENT OF $250 OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares. Your purchase price will be based on the next net asset value of your shares calculated after your broker receives your purchase order.

SALES CHARGES

Sales charges vary depending on the amount of your purchase. Piper Jaffray receives the sales charge you pay and, if you purchased shares through another brokerage firm, reallows a portion of the sales charge to that firm.

                                  Sales Charge                    Maximum
                                Paid by Investors               Reallowance
                        --------------------------------------------------------
                          (as a % of          (as a % of         (as a % of
Purchase amount         purchase price)    net asset value)    purchase price)
--------------------------------------------------------------------------------
Up to $100,000 . . . . . .  2.00% . . . . . .   2.04% . . . . . .  1.75%
$100,000-249,999 . . . . .  1.25% . . . . . .   1.27% . . . . . .  1.00%
$250,000-499,999 . . . . .  0.50% . . . . . .   0.50% . . . . . .  0.25%
$500,000 and more. . . . .  None* . . . . . .   None* . . . . . .  0.00%*

* A contingent deferred sales charge will be assessed if you redeem within 12 months. See "Selling Shares," page 14. Although you pay no front-end sales charge, Piper Jaffray and other brokerage firms receive fees for these sales of up to 0.50% for Government Income Fund and 0.30% for Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund.

REDUCING YOUR SALES CHARGE
--------------------------------------------------------------------------------
You may reduce, or even eliminate, your sales charge through the following purchase plans. For details, please consult your broker or the statement of additional information.

ACCUMULATION PRIVILEGE

Prior purchases of class A shares of any Piper fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value or the original cost of all other Piper fund class A shares that you hold is $90,000 or greater, your current sales charge is reduced.

COMBINED PURCHASE PLAN

The accumulation privilege described above also applies to prior purchases of class A Piper fund shares in certain other accounts, such as your spouse's or child's account or your IRA. Qualified groups that invest as a unit may also combine purchases to reduce sales charges.


LETTER OF INTENT

If you plan to invest $100,000 or more over a 13-month period in class A shares of any Piper fund, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charges.)

SPECIAL PURCHASE PLANS

Class A shares may be purchased without a sales charge by:

-   Investors in 401(k) or certain other qualified plans that offer Piper
    Funds.

- Investors purchasing shares through Piper Jaffray's Advantage program or other qualified wrap-fee accounts.

- Investors using the proceeds from the sale of any mutual fund not in the Piper Funds family, excluding money market funds. (This privilege is available for 30 days after the sale.)

-   Piper Capital clients purchasing shares for their advisory accounts.

- Employees, directors, or retirees of Piper Jaffray Companies or any of its subsidiaries, as well as certain relatives of these persons. Trust, pension, profit-sharing or other benefit plans for these individuals also may qualify.

- Employees of brokerage firms that have sales agreements with Piper Jaffray, their spouses and minor children.

- Trust companies or bank trust departments investing for discretionary accounts.

-   Piper Jaffray Companies and its subsidiaries.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

SHARE CLASS
GOVERNMENT INCOME FUND AND ADJUSTABLE RATE MORTGAGE SECURITIES FUND EACH OFFERS A SINGLE CLASS OF SHARES, CALLED "CLASS A SHARES" IN THIS PROSPECTUS. INTERMEDIATE BOND FUND OFFERS BOTH CLASS A SHARES AND, THROUGH ANOTHER PROSPECTUS, CLASS Y (INSTITUTIONAL) SHARES. CLASS Y SHARES HAVE NO SALES CHARGES AND A LOWER EXPENSE STRUCTURE. THEY ARE AVAILABLE TO INVESTORS MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE. FOR MORE INFORMATION, CALL YOUR BROKER OR MUTUAL FUND SERVICES AT 800 866-7778.


--------------------------------------------------------------------------------
                         12  Prospectus - Income Funds

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends from a fund's net investment income are declared daily and paid monthly. Shares begin accruing dividends on the settlement date for their purchase and continue through the day before the settlement date for their sale. Capital gains, if any, are distributed at least once annually.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Each fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as a fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from a fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the funds will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from a fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge
- for example if you move from an income fund to a growth fund - you must pay the difference. Exchanges from the class A shares of an income fund into a Piper fund offering more than one class of shares may only be made into that fund's class A shares.

You may also move your income fund assets into a Piper money market fund. If you later exchange those money market fund shares for class A shares of another Piper fund, that exchange will be treated as an exchange from the income fund for purposes of determining your sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the funds will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                         13  Prospectus - Income Funds

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE (LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGES) ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the funds' transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

Remember to keep at least $200 in your account. If your account falls below $200 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

PAYING THE CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge (CDSC) if you sell your shares within 12 months. The CDSC is:

Government Income Fund . . . . . . . . . . . . . . . . 0.50%
Intermediate Bond Fund . . . . . . . . . . . . . . . . 0.30%
Adjustable Rate Mortgage Securities Fund . . . . . . . 0.30%

The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC.

LETTER OF INTENT

If you sell your shares within 12 months of fulfilling a letter of intent, you will be charged a CDSC.

EXCHANGES

No CDSC is charged if you exchange shares that were originally purchased without a sales charge, unless you sell your new shares within 12 months of your original purchase.

CDSC WAIVERS

If you purchased your shares through a Special Purchase Plan, the CDSC will be waived. In addition, the charge will be waived:

-   Due to death or disability of the shareholder.

-   To allow a lump-sum distribution from a qualified employee benefit plan.

- To allow systematic withdrawals from a qualified employee benefit plan, if you are at least 59 1/2 years old.

-   To allow for a tax-free return of an excess contribution to your IRA.

-   If your account balance falls below $200 and your account is liquidated.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
If your account has a value of $5,000 or more, you can make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.
You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

REINVESTING AFTER A SALE
--------------------------------------------------------------------------------
If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If the shares you sold were subject to a CDSC, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

--------------------------------------------------------------------------------
                         14  Prospectus - Income Funds

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUNDS ARE ORGANIZED
--------------------------------------------------------------------------------
Each income fund is a diversified series of an open-end investment company. Government Income Fund and Intermediate Bond Fund are series of Piper Funds Inc. Adjustable Rate Mortgage Securities Fund is a series of Piper Funds Inc.-II.

VOTING RIGHTS

Although the funds are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When your fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

FUND OBJECTIVES

Each fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------
The funds are governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the funds' activities, review their performance and review the actions of the funds' advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the funds' operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays Piper Capital a monthly fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the funds' shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the funds' custodian and accounting agent, IFTC holds the funds' portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the funds. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
WAN-CHONG KUNG, CFA, a vice president of Piper Capital, began managing Adjustable Rate Mortgage Securities Fund in December 1995. Prior to joining Piper Capital in 1993, she was a senior consultant at Cytrol Inc. in Edina, Minnesota, from 1989 to 1992. She has five years of financial experience.

TOM MCGLINCH, CFA, is a senior vice president of Piper Capital. He has managed Adjustable Rate Mortgage Securities Fund since its inception in September 1995. He joined the advisor in 1992 and has 16 years of financial experience.

BRUCE SALVOG, director of the taxable fixed income team and a senior vice president of Piper Capital, has managed Government Income Fund since March 1995 and Intermediate Bond Fund since September 1996. He joined the advisor in 1992 and has 27 years of financial experience.

DAVID STEELE, a senior vice president of Piper Capital, began managing Government Income Fund in March 1995 and Intermediate Bond Fund in September 1996. He joined the advisor in 1992 and has 18 years of financial experience.

--------------------------------------------------------------------------------
                         15  Prospectus - Income Funds

--------------------------------------------------------------------------------

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray and other brokerage firms which sell fund shares receive compensation in several ways. A portion of this compensation is typically passed along to your broker.

SALES COMMISSIONS

Piper Jaffray receives the sales charge that you pay when you purchase fund shares. If you purchased your shares from another brokerage firm, that firm retains a portion of the sales charge (their "reallowance"). If your purchase of fund shares was not subject to a front-end sales charge, Piper Jaffray or the other participating brokerage firm may receive a fee from Piper Capital of up to 0.50% of the purchase price for sales of Government Income Fund shares and up to 0.30% of the purchase price for sales of Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund shares. Piper Jaffray also receives any CDSC imposed when you sell your shares. From December 1, 1997, through March 31, 1998, Piper Capital will pay Piper Jaffray and other brokerage firms, out of its own assets, an additional fee for selling fund shares equal to 1% of the purchase price.

12b-1 FEES

Piper Jaffray receives 12b-1 fees from class A shares of each fund for providing distribution-related services and for servicing shareholder accounts. Fees are established under each fund's 12b-1 plan, which is approved by the board. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares of Government Income Fund and Intermediate Bond Fund. The funds' class A shares pay 12b-1 fees to Piper Jaffray quarterly, at the following annual rates:

                                            12b-1 Fee as a % of Net Assets
                                         -------------------------------------
                                         Before Limitation    After Limitation
                                         -------------------------------------
Government Income Fund . . . . . . . . . . . . 0.50% . . . . . . . 0.34%
Intermediate Bond Fund . . . . . . . . . . . . 0.30% . . . . . . . 0.22%
Adjustable Rate Mortgage
Securities Fund. . . . . . . . . . . . . . . . 0.15% . . . . . . . 0.15%


For each fund, Piper Jaffray pays a portion of its 12b-1 fee to brokerage firms which have sold shares of that fund. Firms receive an annual fee equal to a percentage of the fund's average daily net assets attributable to shares sold by the firm's brokers. That fee is equal to 0.30%, 0.20% and 0.15%, respectively, for Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund. Piper Jaffray may also use 12b-1 fees to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
The funds purchase most of their portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the funds may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of these or any other Piper funds. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within a fund's portfolio are determined as follows:

-   By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio).

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                         16  Prospectus - Income Funds

PROSPECTUS - INCOME FUNDS
--------------------------------------------------------------------------------



FOR MORE INFORMATION
--------------------------------------------------------------------------------

ANNUAL/SEMIANNUAL REPORTS

Shareholder reports include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.



To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778



No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the funds or Piper Jaffray.

--------------------------------------------------------------------------------

[LOGO]             PIPER FUNDS   222 South Ninth Street
                   Minneapolis, MN 55402-3804

                                                     #30400    11/1997    222-97

--------------------------------------------------------------------------------
Prospectus - Intermediate Bond Fund
--------------------------------------------------------------------------------

PROSPECTUS

NOVEMBER 24, 1997

[LOGO]

INTERMEDIATE BOND FUND

CLASS Y SHARES
--------------------------------------------------------------------------------

BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN INTERMEDIATE BOND FUND. . . . . . . 1


FUND DESCRIPTION
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND . . . . . . . . . . . . . 2     Investment objective and
                                                       policies, risk
                                                       considerations, portfolio
                                                       managers, shareholder
                                                       expenses and financial
                                                       highlights


PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . . . . 4     An overview of securities
RISK FACTORS . . . . . . . . . . . . . . . . . . 6     and investment techniques
                                                       that may be used by the
                                                       fund and their risks


MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . . . 7     Practical information to
   Calculating Your Purchase Price                     help you manage your
   Investing Automatically                             investment in Piper Funds
HOLDING SHARES . . . . . . . . . . . . . . . . . 8
   Receiving Dividends and Other Distributions
   Taxing of Dividends and Other Distributions
   Exchanging Shares
   Conducting Transactions by Phone
   Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . . 9
   Receiving the Proceeds
   Taking Systematic Withdrawals

--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . . .10

INVESTING IN
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND SEEKS TO PROVIDE YOU WITH INCOME WHILE PRESERVING THE PRINCIPAL VALUE OF YOUR INVESTMENT. THE FUND IS ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.


BEFORE YOU INVEST:


KNOW YOUR GOALS
--------------------------------------------------------------------------------
This fund may be appropriate for your investment portfolio if:

-    You want a regular stream of income or wish to diversify your portfolio.

- You are looking for higher return potential than you get from your money market funds.

-    You are comfortable with volatility in the value of your shares.

If you require absolute stability of your principal -- or if you desire maximum return and are willing to accept the commensurate risk -- you should consider other investment vehicles. Intermediate Bond Fund was not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with this investment. Stability of income and safety of principal are not guaranteed. Risks associated with the fund are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the fund is contained in its statement of additional information, which can be obtained from the fund at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                    1  Prospectus - Intermediate Bond Fund

FUND DESCRIPTION

INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN A BROAD RANGE OF INVESTMENT-QUALITY DEBT SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Intermediate Bond Fund invests at least 65% of its total assets in:

- U.S. government securities, which are securities issued - or guaranteed as to the payment of principal and interest - by the government, its agencies, or its instrumentalities. This includes mortgage-related securities,

-    Corporate fixed income securities, and

- Other fixed income securities, such as privately issued mortgage-related securities, asset-backed securities and U.S. dollar-denominated Yankee bonds.

Securities other than U.S. government securities must be rated BBB/Baa or better at the time of purchase. Or, if unrated, they must be of comparable quality, as determined by the fund's investment advisor.

Investments in mortgage-related securities may include collateralized mortgage obligations. However, the fund will not invest in inverse floating rate, interest-only, principal-only, inverse interest-only, or stripped mortgage-backed securities.

To provide liquidity and flexibility, the fund may invest up to 35% of its total assets in cash and short-term money market securities. For temporary defensive purposes, the fund may invest without limitation in these securities.

The fund may enter into repurchase agreements for U.S. government securities. In addition, it may purchase or sell securities on a when-issued or forward commitment basis, and it may enter into mortgage dollar rolls. Use of these practices may increase the volatility of the fund's net asset value. The fund will not purchase or sell options on securities or enter into futures contracts. In addition, the fund will not invest in illiquid securities.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of debt securities in the fund likely will fall and vice versa. One measure of interest rate risk is effective duration, explained on page 6 under "Interest Rate Risk." The fund attempts to maintain an average effective duration of two to six years. It also attempts to maintain a dollar-weighted average maturity of three to 10 years.

This fund is also subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities rated as low as BBB/Baa or in unrated securities of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than government securities or other, more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual.

This fund may invest a large portion of its assets in mortgage-related securities, which are subject to both prepayment and extension risk. The investment securities and techniques used by this fund present other risks as well, including leverage and liquidity risks. See pages 4-6 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
BRUCE SALVOG, director of the taxable fixed income team and a senior vice president of Piper Capital, has managed the fund since September 1996. He joined the advisor in 1992 and has 27 years of financial experience.

DAVID STEELE, a senior vice president of Piper Capital, began managing the fund in September 1996. He joined the advisor in 1992 and has 18 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below are based on class A share operating expenses for the past year, but reflect the fact that class Y shares do not pay 12b-1 fees.

SHAREHOLDER TRANSACTION EXPENSES
Maximum front-end sales charge on purchases. . . . . . . .        none
Maximum deferred sales charge. . . . . . . . . . . . . . .        none

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . .       0.30%
12b-1 fee. . . . . . . . . . . . . . . . . . . . . . . . .        none
Other expenses . . . . . . . . . . . . . . . . . . . . . .       0.33%
                                                                 -----

Total operating expenses . . . . . . . . . . . . . . . . .       0.63%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 6
3 years. . . . . . . . . . . . . . . . . . . . . . . . . .         $20
5 years. . . . . . . . . . . . . . . . . . . . . . . . . .         $35
10 years . . . . . . . . . . . . . . . . . . . . . . . . .         $79


--------------------------------------------------------------------------------
                    2   Prospectus - Intermediate Bond Fund

FUND DESCRIPTION

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors. Because of the limited history of class Y share operations, information is also presented for the fund's class A shares. Class A shares have higher expenses than class Y shares.
--------------------------------------------------------------------------------

                                                              Period from
CLASS Y SHARES                                                   2/18/97(7) to
                                                                  9/30/97
                                                              ----------------
PER SHARE DATA
Net asset value, beginning of period . . . . . . . . . . . .       $ 7.62
                                                                   ------
Operations:
     Net investment income . . . . . . . . . . . . . . . . .         0.28
     Net realized and unrealized gains on investments. . . .         0.06
                                                                   ------
     Total from operations . . . . . . . . . . . . . . . . .         0.34
                                                                   ------
Distributions to shareholders:
     From net investment income. . . . . . . . . . . . . . .        (0.28)
Net asset value, end of period . . . . . . . . . . . . . . .       $ 7.68
                                                                   ------
                                                                   ------
SELECTED INFORMATION
Total return(4). . . . . . . . . . . . . . . . . . . . . . .         4.58%
Net assets, end of period (in thousands) . . . . . . . . . .         $14
Ratio of expenses to average daily net assets. . . . . . . .         0.57%(5)
Ratio of net investment income to average
   daily net assets. . . . . . . . . . . . . . . . . . . . .         6.06%(5)
Portfolio turnover rate (excluding short-term securities). .           86%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           Period from  Period from
CLASS A SHARES                                               Fiscal year ended September 30,                11/1/88 to 7/11/88(1) to
                                           1997    1996(2)  1995    1994    1993    1992    1991    1990      9/30/89    10/31/88
                                          ---------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . $ 7.50   $ 8.12   $ 7.98  $12.22  $11.51  $10.71  $10.02  $ 9.96     $10.08     $10.00
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
Operations:
     Net investment income . . . . . . . . 0.44    0.53(3)   0.88    0.90    1.29    1.07    0.94    0.91       0.82       0.21
     Net realized and unrealized gains
      (losses) on investments. . . . . . . 0.17    (0.11)    0.31   (3.96)   0.56    0.73    0.67    0.08      (0.12)      0.08
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
     Total from operations . . . . . . . . 0.61     0.42     1.19   (3.06)   1.85    1.80    1.61    0.99       0.70       0.29
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
Distributions to shareholders:
     From net investment income. . . . . .(0.44)   (1.04)   (1.05)  (0.95)  (0.90)  (0.91)  (0.90)  (0.90)     (0.81)     (0.21)
     From net realized gains on
      investments. . . . . . . . . . . . .   --       --       --   (0.23)  (0.24)  (0.09)  (0.02)  (0.03)     (0.01)        --
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
     Total distributions to
      shareholders . . . . . . . . . . . (0.44)    (1.04)   (1.05)  (1.18)  (1.14)  (1.00)  (0.92)  (0.93)     (0.82)     (0.21)
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
Net asset value, end of period . . . . . $ 7.67   $ 7.50   $ 8.12  $ 7.98  $12.22  $11.51  $10.71  $10.02     $ 9.96     $10.08
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------
                                         ------   ------   ------  ------  ------  ------  ------  ------     ------     ------

SELECTED INFORMATION

Total return(4)[BAR GRAPH] . . . . . . . . 8.29%    5.68%   16.15% (26.65%) 17.04%  17.70%  16.80%  10.30%      7.38%      3.09%

Net assets, end of period (in millions). .  $64     $136     $319    $564    $792    $470    $132     $36        $28        $18
Ratio of expenses to average
  daily net assets(6). . . . . . . . . . . 0.85%    0.72%    0.97%   0.78%   0.70%   0.65%   0.75%   0.78%      0.85%(5)   0.75%(5)
Ratio of net investment income to
  average daily net assets . . . . . . . . 5.83%    6.65%    8.02%   9.33%  12.51%  11.01%   9.29%   9.00%      9.03%(5)   7.91%(5)
Portfolio turnover rate (excluding
  short-term securities) . . . . . . . . .   86%      89%     136%    169%    109%     64%     29%     76%        23%        14%

Ratios before waivers by the distributor:
     Of expenses to average daily
      net assets(6). . . . . . . . . . . . 0.93%    0.82%    1.07%   0.85%   0.77%   0.72%   0.82%   0.91%      1.40%(5)   1.53%(5)
     Of net investment income to average
      daily net assets . . . . . . . . . . 5.75%    6.55%    7.92%   9.26%  12.44%  10.94%   9.22%   8.87%      8.48%(5)   7.13%(5)



(1)  Commencement of operations.

(2) On 9/12/96, shareholders of the fund approved the discontinuance of a fundamental policy requiring the fund to invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the fund's investment policies were revised to permit investments in a broad range of investment-quality debt securities and the fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.

(3)  Based on average shares outstanding during the period.

(4) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(5)  Annualized.

(6) Includes federal excise taxes of 0.08%, 0.37%, 0.23%, 0.09% and 0.02% for fiscal 1996, 1995, 1994, 1993, and 1992, respectively.

(7)  Commencement of offering of class Y shares.

--------------------------------------------------------------------------------
                    3   Prospectus - Intermediate Bond Fund

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

THIS TABLE LISTS INVESTMENT SECURITIES AND TECHNIQUES USED BY THE FUND AND NOTES ANY INVESTMENT LIMITATIONS AS A PERCENTAGE OF PORTFOLIO ASSETS. IT ALSO LISTS THE PRINCIPAL RISK FACTORS RELATED TO THEIR USE, WHICH ARE EXPLAINED IN GREATER DETAIL ON THE FOLLOWING PAGE.

    10  MAXIMUM PERCENT OF TOTAL ASSETS
   /10/ MAXIMUM PERCENT OF NET ASSETS
     Y  PERMITTED WITHOUT LIMITATION


INVESTMENT SECURITIES
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
generally are backed by consumer or corporate receivables or credit obligations, such as credit card receivables, auto loans, home equity loans or manufactured housing loans. These securities are often guaranteed or over-collateralized to improve credit quality. Credit, Interest Rate

CORPORATE FIXED INCOME SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . .        y
include corporate bonds, debentures, notes and similar debt securities. Credit,
Interest Rate

MORTGAGE-RELATED SECURITIES represent participations in, or are secured by, pools of mortgages. They are issued by U.S. government agencies and private entities and include the following:

     ADJUSTABLE RATE MORTGAGE SECURITIES . . . . . . . . . . . . . . . . . . . . . .        y
     pay interest rates which change periodically based on changes in an underlying interest rate index Credit, Extension, Interest Rate, Prepayment

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). . . . . . . . . . . . . . . . . . .        y
     are mortgage-related securities in which the cash flows are allocated to different tranches or classes, rather than being passed through directly to investors. Different classes have different risk/return characteristics.
     Classes with more predictable cash flows generally have lower yields.
     Credit, Extension, Interest Rate, Leverage, Liquidity, Prepayment

     PASS-THROUGHS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
     are mortgage-related securities which pass principal and interest payments through to investors, net of fees.
     Credit, Extension, Interest Rate, Prepayment

     Z BONDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
     are CMO classes which do not pay interest until other classes have been paid. Instead, interest payments are accrued and added to the principal balance. Prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently.
     Credit, Extension, Interest Rate, Liquidity, Prepayment

SHORT-TERM MONEY MARKET SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . .        35
include short-term U.S. government securities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Credit, Interest Rate

U.S. GOVERNMENT SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
are issued - or guaranteed as to payment of principal and interest - by the U.S.
government or its agencies or instrumentalities. They include U.S. Treasury bills, notes and bonds, as well as agency-issued securities, such as Fannie Maes
(issued by the Federal National Mortgage Association), Ginnie Maes (issued by the Government National Mortgage Association) and Freddie Macs (issued by the
Federal Home Loan Mortgage Corporation). Credit, Interest Rate

--------------------------------------------------------------------------------
                    4  Prospectus - Intermediate Bond Fund


PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES  (CONTINUED)
--------------------------------------------------------------------------------

YANKEE BONDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
are dollar-denominated bonds of foreign issuers traded in the United States.
Yankee bonds may involve risks not associated with securities of domestic issuers. Credit, Foreign Issuer, Interest Rate

ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES . . . . . . . . . . . . . .        y
do not pay interest on a current basis or they pay interest by issuing additional securities. Their prices fluctuate more widely with changes in interest rates than prices of securities with similar maturities that pay interest currently.  Credit, Interest Rate

INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

BORROWING      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
is permitted for temporary or emergency purposes only. Interest paid on borrowed funds reduces earnings. The fund's policy on borrowing cannot be changed without shareholder approval. Leverage

MORTGAGE DOLLAR ROLLS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25(1)
The fund sells mortgage-related securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Interest Rate, Leverage

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
The fund may engage in short-term trading to benefit from yield disparities among securities and to otherwise attempt to achieve its objectives. This may result in higher transaction costs and increased short-term gains, which are taxable as ordinary income when distributed.

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Credit

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . .        25(1)
The purchase or sale of a security at a future date for a predetermined price.
Securities may decrease in value prior to their delivery. Interest Rate,
Leverage

MANY OF THE SECURITIES IDENTIFIED ABOVE ARE CONSIDERED DERIVATIVE SECURITIES. A DERIVATIVE IS A FINANCIAL INSTRUMENT WHOSE VALUE IS BASED ON ANOTHER SECURITY, INDEX, REFERENCE RATE (FOR EXAMPLE, INTEREST OR CURRENCY EXCHANGE RATE) OR OTHER ASSET. THESE SECURITIES HAVE VARYING TYPES AND DEGREES OF RISK, AS DESCRIBED ABOVE.

(1) Percentage limitation relates to all purchases of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.



--------------------------------------------------------------------------------
                    5   Prospectus - Intermediate Bond Fund

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO THE FUND IS PROVIDED IN "FUND DESCRIPTION." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY THE FUND IS PROVIDED BELOW.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation causing a loss in the fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

When the fund is restricted to investing in securities which have received at least a particular credit rating, the fund may invest in securities of the lowest gradation within that rating category. For example, if the fund may purchase only securities rated A or better, the purchase of a security rated A-is permitted.

EXTENSION RISK

Rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

FOREIGN ISSUER RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

Although the fund may not invest in illiquid securities, the fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

If such a security were to become illiquid, the fund might not be able to sell it at the desired time and price. It might have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

PREPAYMENT RISK

Falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for comparable Treasury securities because investors may anticipate an increase in mortgage prepayments.

--------------------------------------------------------------------------------
                    6   Prospectus - Intermediate Bond Fund

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE CLASS Y SHARES OF THE FUND WITH AN INITIAL INVESTMENT OF
$1 MILLION OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Class Y shares are sold without any initial or deferred sales charges. Your purchase price is the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class Y shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund offering class Y shares from your bank, savings and loan or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

     SHARE CLASSES
     INTERMEDIATE BOND FUND ALSO OFFERS CLASS A SHARES THROUGH A SEPARATE PROSPECTUS. YOU CAN OBTAIN MORE INFORMATION ON THE FUND'S CLASS A SHARES BY CALLING THE FUND AT THE PHONE NUMBER ON THE BACK COVER.


--------------------------------------------------------------------------------
                    7  Prospectus - Intermediate Bond Fund

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from the fund's net investment income are declared daily and paid monthly. Shares begin accruing dividends on the settlement date for their purchase and continue through the day before the settlement date for their sale. Capital gains, if any, are distributed at least once annually.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

Class Y shareholders generally will receive higher dividends from net investment income than class A shareholders because class Y shareholders are not subject to Rule 12b-1 fees.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
The fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as the fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends and distributions you receive from the fund are generally taxable whether you reinvest them or take them in cash. Distributions of long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares (except that, under recent amendments to the tax code, the fund will be required to designate certain capital gain distributions as mid-term capital gain distributions, to be treated by individual shareholders as mid-term capital gains). Dividends from the fund's net investment income and short-term capital gain distributions are taxable as ordinary income.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class Y shares only for class Y shares of another Piper fund. However, please note that not all Piper funds offer class Y shares. Exchanges are made based on the net asset value per share of each fund at the time of the exchange.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the fund will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
                    8  Prospectus - Intermediate Bond Fund

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------
YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the fund's transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

If your account falls below $1 million due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
You can make automatic withdrawals from your account provided you maintain a minimum account balance of $1 million. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You may not want to make systematic withdrawals if you plan to continue investing in the fund, due to tax liabilities.


--------------------------------------------------------------------------------
                    9  Prospectus - Intermediate Bond Fund

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUND IS ORGANIZED
--------------------------------------------------------------------------------
Intermediate Bond Fund is a diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When the fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

FUND OBJECTIVE

The fund's investment objective is fundamental and may be changed only with shareholder approval. The fund's investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------
The fund is governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the fund's activities, review its performance and review the actions of the fund's advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the fund's operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the fund's business and investment activities, subject to the authority of the board of directors. The fund pays Piper Capital a monthly fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Description" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the fund's shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the fund's custodian and accounting agent, IFTC holds the fund's portfolio securities, settles trades, collects data needed to calculate net asset values, and provides recordkeeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the fund. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.


--------------------------------------------------------------------------------
                    10  Prospectus - Intermediate Bond Fund

--------------------------------------------------------------------------------

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray Investment Executives and other brokerage firms who sell class Y shares receive ongoing fees from Piper Capital which equal, on an annual basis, up to 0.175% of the fund's average daily net assets attributable to such shares.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
The fund purchases most of its portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the fund may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of this or any other Piper fund. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within the fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the fund (formerly Institutional Government Income Portfolio).

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission, which began February 21, 1995, related to various funds and assets managed by Piper Capital.


--------------------------------------------------------------------------------
                    11  Prospectus - Intermediate Bond Fund

Prospectus - Intermediate Bond Fund


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Annual/Semiannual Reports
Shareholder reports include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

Statement of Additional Information (SAI)
The SAI contains more detailed information about the fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.


To order free copies, please write or call:


Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778

No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the fund or Piper Jaffray.

--------------------------------------------------------------------------------
[LOGO]                 PIPER FUNDS   222 South Ninth Street
                       Minneapolis, MN 55402-3804

                                                     #30422    11/1997    030-98

--------------------------------------------------------------------------------
PROSPECTUS - TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------

PROSPECTUS

NOVEMBER 24, 1997

[LOGO]

TAX-EXEMPT

INCOME FUNDS




NATIONAL TAX-EXEMPT FUND  (Class A Shares)
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND  (Class A Shares)
--------------------------------------------------------------------------------


BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]


CONTENTS
--------------------------------------------------------------------------------
INVESTING IN PIPER TAX-EXEMPT INCOME FUNDS . . .1

FUND DESCRIPTIONS
--------------------------------------------------------------------------------
NATIONAL TAX-EXEMPT FUND . . . . . . . . . . . .2    Investment objectives
MINNESOTA TAX-EXEMPT FUND. . . . . . . . . . . .4    and policies, risk
                                                     considerations, portfolio
                                                     managers, shareholder
                                                     expenses and financial
                                                     highlights

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES . . . . . .6    An overview of securities
RISK FACTORS . . . . . . . . . . . . . . . . . .8    and investment techniques
                                                     that may be used by the
                                                     funds and their risks

MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES. . . . . . . . . . . . . . . . . .9    Practical information to
     Calculating Your Purchase Price                 help you manage your
     Reducing Your Sales Charge                      investment in Piper Funds
     Investing Automatically
HOLDING SHARES . . . . . . . . . . . . . . . . 10
     Receiving Dividends and Other Distributions
     Taxing of Dividends and Other Distributions
     Exchanging Shares
     Conducting Transactions by Phone
     Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . 11
     Receiving the Proceeds
     Paying the Contingent Deferred Sales Charge
     Taking Systematic Withdrawals
     Reinvesting After a Sale

--------------------------------------------------------------------------------
GENERAL INFORMATION. . . . . . . . . . . . . . 12

INVESTING IN PIPER
--------------------------------------------------------------------------------

TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
PIPER TAX-EXEMPT INCOME FUNDS SEEK TO PROVIDE YOU WITH TAX-FREE INCOME WHILE PRESERVING THE PRINCIPAL VALUE OF YOUR INVESTMENT OVER TIME. NATIONAL TAX-EXEMPT FUND AND MINNESOTA TAX-EXEMPT FUND ARE ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.


BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
One of these funds may be appropriate for your investment portfolio if:

- You want a regular stream of tax-exempt income or wish to diversify your portfolio.

- You are in a high income bracket and wish to decrease your tax burden. (If you pay Minnesota income tax, consider the Minnesota Tax-Exempt Fund.)

-    You are comfortable with some volatility in the value of your shares.

If you require absolute stability of your principal, you want maximum return, or you are seeking an investment for a tax-deferred retirement plan, you should consider other investment vehicles. Piper Tax-Exempt Income Funds were not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with these investments. Stability of income and safety of principal are not guaranteed. Risks associated with these funds are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the funds is contained in their statement of additional information, which can be obtained from the funds at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.


--------------------------------------------------------------------------------
                       1  Prospectus - Tax-Exempt Income Funds

FUND DESCRIPTIONS

NATIONAL TAX-EXEMPT FUND
--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND SEEKS MAXIMUM CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH PRUDENT INVESTMENT RISK AND PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN A DIVERSIFIED PORTFOLIO OF MUNICIPAL SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, National Tax-Exempt Fund will invest at least 80% of its net assets in municipal securities exempt (in the opinion of bond counsel to the issuer) from federal income tax, including the federal alternative minimum tax (AMT).

Municipal securities include securities issued by state and local governments (as well as certain U.S. territorial possessions) to obtain funds for various public purposes, including the construction of public facilities such as airports, highways, hospitals and schools. These securities may include bonds, notes and commercial paper of any maturity, although the fund emphasizes investments in long-term municipal securities. The fund invests only in investment grade municipal securities, or unrated securities that the fund's advisor determines are of comparable quality. The fund's investments may include derivative municipal securities.

The fund may invest up to 20% of its net assets in taxable obligations. It may temporarily invest without limitation in these obligations during periods of abnormal market conditions. Taxable obligations include municipal securities subject to regular federal income tax or federal AMT which are rated investment grade or are of comparable quality, U.S. government securities, corporate bonds rated within the three highest grades by either Moody's Investors Service or Standard & Poor's Ratings Services, commercial paper rated within the two highest grades by either Moody's or Standard & Poor's, certificates of deposit, bankers' acceptances, repurchase agreements and cash.

To facilitate portfolio management, the fund may engage in futures contracts, enter into repurchase agreements, and purchase and sell securities on a when-issued or forward commitment basis. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of municipal securities in the fund likely will fall and vice versa. Bonds with longer maturities and derivative municipal securities can be particularly sensitive to interest rate movements.

This fund also is subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities of the lowest investment grade, or in unrated securities of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual. The fund may invest in both general obligation bonds and revenue bonds. Revenue bonds may entail greater credit risk.

Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

The value of municipal securities owned by the fund may be adversely affected by local political and economic conditions and developments, or by future changes in federal income tax laws, including rate reductions or the imposition of a flat tax.

The investment securities and techniques used by this fund present other risks as well. In particular, special risks are presented by the fund's investments in derivative municipal securities, municipal lease obligations and zero-coupon municipal securities. See pages 6-8 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
RON REUSS is a senior vice president of Piper Capital with 28 years of financial experience.

DOUG WHITE, CFA, is a senior vice president of Piper Capital with 14 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show operating expenses for the past year and the current maximum sales charge.

SHAREHOLDER TRANSACTION EXPENSES (AS A % OF OFFERING PRICE)
Maximum front-end sales charge on purchases. . . . . . . . . . . . .    2.00%

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.50%
12b-1 fee (after fee limitation)(1,2). . . . . . . . . . . . . . . .    0.24%
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.37%
                                                                        ----
Total operating expenses (after fee limitation)(2) . . . . . . . . .    1.11%

(1) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.30% and total operating expenses would have been 1.17%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $31
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $55
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $80
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $152


--------------------------------------------------------------------------------
                       2  Prospectus - Tax-Exempt Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                   Fiscal year ended September 30,                     Period from
                                                                                                                      7/11/88(1) to
                                                 1997    1996    1995    1994    1993    1992    1991    1990    1989   9/30/88
                                                --------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . . .    $10.81  $10.69  $10.22  $11.76  $10.94  $10.51  $ 9.91   $9.99  $10.03  $10.00
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
Operations:
 Net investment income . . . . . . . . . . .      0.54    0.56    0.60    0.57    0.61    0.66    0.68    0.68    0.71    0.12
 Net realized and unrealized
   gains (losses) on investments . . . . . .      0.42    0.12    0.47   (1.21)   0.94    0.43    0.60   (0.08)  (0.04)   0.03
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
 Total from operations . . . . . . . . . . .      0.96    0.68    1.07   (0.64)   1.55    1.09    1.28    0.60    0.67    0.15
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
Distributions to shareholders:
 From net investment income(2) . . . . . . .     (0.54)  (0.56)  (0.60)  (0.57)  (0.61)  (0.66)  (0.68)  (0.68)  (0.71)  (0.12)
 From net realized gains on investments. . .     (0.02)     --      --   (0.33)  (0.12)     --      --      --      --      --
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
   Total distributions to shareholders . . .     (0.56)  (0.56)  (0.60)  (0.90)  (0.73)  (0.66)  (0.68)  (0.68)  (0.71)  (0.12)
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
Net asset value, end of period . . . . . . .    $11.21  $10.81  $10.69  $10.22  $11.76  $10.94  $10.51   $9.91  $ 9.99  $10.03
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------
                                                ------  ------  ------  ------  ------  ------  ------   -----  ------  ------


SELECTED INFORMATION

TOTAL RETURN(3)[BAR GRAPH] . . . . . . . . .     9.09%   6.42%  10.30%  (5.72%) 14.76%  10.68%  13.31%   6.15%   6.82%   1.50%



Net assets, end of period (in millions). . .    $  50   $  46   $  57   $  68   $  79   $  59   $  46   $  36   $  36   $   5
Ratio of expenses to average
 daily net assets. . . . . . . . . . . . . .     1.11%   1.03%   1.01%   0.93%   0.94%   0.94%   0.92%   0.86%   0.80%   0.80%(4)
Ratio of net investment income to
 average daily net assets. . . . . . . . . .     4.91%   5.15%   5.37%   5.25%   5.42%   6.13%   6.59%   6.78%   6.56%   5.90%(4)
Portfolio turnover rate (excluding
 short-term securities). . . . . . . . . . .       28%     43%     28%     65%     43%     35%     59%     80%     57%     10%
Ratios before waivers by the
 advisor and distributor:
 Of expenses to average daily net assets . .     1.17%   1.13%   1.09%   1.03%   1.04%   1.10%   1.15%   1.13%   1.62%   2.76%(4)
 Of net investment income to
   average daily net assets. . . . . . . . .     4.85%   5.05%   5.29%   5.15%   5.32%   5.97%   6.36%   6.51%   5.74%   3.94%(4)




(1)  Commencement of operations.
(2) Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.001, $0.002, $0.013 and $0.03 per share for fiscal 1991, 1990, 1989 and 1988, respectively.
(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(4)  Annualized.

--------------------------------------------------------------------------------
                       3  Prospectus - Tax-Exempt Income Funds

FUND DESCRIPTIONS

MINNESOTA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND SEEKS MAXIMUM CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND MINNESOTA STATE INCOME TAXES, CONSISTENT WITH PRUDENT INVESTMENT RISK AND PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND CERTAIN SECURITIES OF U.S. TERRITORIAL POSSESSIONS.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Minnesota Tax-Exempt Fund will invest at least 80% of its net assets in municipal securities exempt (in the opinion of bond counsel to the issuer) from both federal and Minnesota state income taxes, including federal and state alternative minimum tax (AMT).

Because this fund concentrates its investments in securities of Minnesota issuers, it will be disproportionately affected by state and local political, economic and regulatory conditions and developments. See the statement of additional information for details.

Municipal securities include securities issued to obtain funds for public purposes, including the construction of airports, highways, hospitals and schools. These securities may include bonds, notes and commercial paper of any maturity, although the fund emphasizes investments in long-term securities. The fund invests only in investment grade municipal securities, or unrated securities that the advisor determines are of comparable quality. The fund's investments may include derivative municipal securities.

The fund may invest up to 20% of its net assets in taxable obligations of the types described for National Tax-Exempt Fund. During periods of abnormal market conditions, it temporarily may invest without limitation in these obligations.

To facilitate portfolio management, the fund may engage in futures contracts, enter into repurchase agreements, and purchase and sell securities on a when-issued or forward commitment basis. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of municipal securities in the fund likely will fall and vice versa. Bonds with longer maturities and derivative municipal securities can be particularly sensitive to interest rate movements.

This fund also is subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities of the lowest investment grade, or in unrated securities of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual. The fund may invest in both general obligation bonds and revenue bonds. Revenue bonds may entail greater credit risk.

Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

The value of municipal securities owned by the fund may be adversely affected by local political and economic conditions and developments, or by future changes in state or federal income tax laws, including rate reductions or the imposition of a flat tax.

The investment securities and techniques used by this fund present other risks as well. In particular, special risks are presented by the fund's investments in derivative municipal securities, municipal lease obligations and zero-coupon municipal securities. See pages 6-8 for more information. Because the fund is not diversified, it will be subject to additional risk. See "Non-Diversification Risk," page 8.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
RON REUSS is a senior vice president of Piper Capital with 28 years of financial experience.

DOUG WHITE, CFA, is a senior vice president of Piper Capital with 14 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show operating expenses for the past year and the current maximum sales charge.

SHAREHOLDER TRANSACTION EXPENSES (AS A % OF OFFERING PRICE)
Maximum front-end sales charge on purchases. . . . . . . . . . . . .    2.00%

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.50%
12b-1 fee (after fee limitation)(1,2). . . . . . . . . . . . . . . .    0.24%
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.21%
                                                                        -----
Total operating expenses (after fee limitation)(2) . . . . . . . . .    0.95%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.

1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $29
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $50
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $71
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $134


(1) Due to the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.30% and total operating expenses would have been 1.01%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.


--------------------------------------------------------------------------------
                       4  Prospectus - Tax-Exempt Income Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------




                                                                   Fiscal year ended September 30,                     Period from
                                                                                                                      7/11/88(1) to
                                                 1997    1996    1995    1994    1993    1992    1991    1990    1989  9/30/88
                                                --------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . . .    $10.89  $10.81  $10.28  $11.43  $10.79  $10.46  $ 9.92  $10.06   $9.94  $10.00
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Operations:
 Net investment income . . . . . . . . . . .      0.57    0.59    0.66    0.61    0.62    0.64    0.66    0.66    0.68    0.12
 Net realized and unrealized
   gains (losses) on investments . . . . . .      0.31    0.07    0.53   (0.95)   0.68    0.33    0.54   (0.14)   0.12   (0.06)
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total from operations . . . . . . . . . . .      0.88    0.66    1.19   (0.34)   1.30    0.97    1.20    0.52    0.80    0.06
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Distributions to shareholders:
 From net investment income(2) . . . . . . .     (0.57)  (0.58)  (0.66)  (0.61)  (0.62)  (0.64)  (0.66)  (0.66)  (0.68)  (0.12)
 From net realized gains on investments. . .     (0.05)     --      --   (0.20)  (0.04)     --      --      --      --      --
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Total distributions to shareholders . . .     (0.62)  (0.58)  (0.66)  (0.81)  (0.66)  (0.64)  (0.66)  (0.66)  (0.68)  (0.12)
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of period . . . . . . .    $11.15  $10.89  $10.81  $10.28  $11.43  $10.79  $10.46  $ 9.92  $10.06  $ 9.94
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------


SELECTED INFORMATION

TOTAL RETURN(3)[BAR GRAPH] . . . . . . . . .     8.32%   6.24%  11.38%  (3.14%) 12.52%   9.56%  12.49%   5.30%   8.23%   0.58%



Net assets, end of period (in millions). . .    $ 126   $ 126   $ 134   $ 162   $ 169   $ 132   $  83   $  63   $  51   $   9
Ratio of expenses to average
 daily net assets. . . . . . . . . . . . . .     0.95%   0.90%   0.91%   0.89%   0.91%   0.93%   0.92%   0.87%   0.80%   0.80%(4)
Ratio of net investment income
 to average daily net assets . . . . . . . .     5.17%   5.38%   5.80%   5.61%   5.62%   6.00%   6.44%   6.58%   6.45%   5.91%(4)
Portfolio turnover rate
 (excluding short-term securities) . . . . .       17%     35%     30%     44%     29%     35%     22%     41%     54%     12%
Ratios before waivers by the advisor
 and distributor:
 Of expenses to average daily net assets . .     1.01%   0.99%   0.99%   0.99%   1.00%   1.01%   1.05%   1.06%   1.33%   1.97%(4)
 Of net investment income to
   average daily net assets. . . . . . . . .     5.11%   5.29%   5.72%   5.51%   5.53%   5.92%   6.31%   6.39%   5.92%   4.74%(4)



(1) Commencement of operations.
(2) Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.003, $0.001, $0.012, $0.011 and $0.02 per share for fiscal 1992, 1991, 1990, 1989 and 1988, respectively.
(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(4) Annualized.


--------------------------------------------------------------------------------
                       5  Prospectus - Tax-Exempt Income Funds

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

This table lists investment securities and techniques used by the funds and notes any investment limitations as a percentage of portfolio assets. It also lists the principal risk factors related to their use, which are explained in greater detail on the following page.

     10       MAXIMUM PERCENT OF TOTAL ASSETS
    /10/      MAXIMUM PERCENT OF NET ASSETS
      y       PERMITTED WITHOUT LIMITATION
      n       NOT PERMITTED



                                                                                              NATIONAL            MINNESOTA
                                                                                              TAX-EXEMPT FUND     TAX-EXEMPT FUND

INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               y(1)                y(1)
require the holder to buy or sell securities at a specified price on a specified date.
Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the Bond Buyer Municipal Bond Index) on the last day of the contract. A fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging, Interest Rate, Leverage

ILLIQUID SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             /15/                /15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity

MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               y                   y
include debt obligations issued by states, cities, local authorities, and certain territorial possessions of the United States to obtain funds for public purposes. There are two principal classifications of municipal securities:
(1) General obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Call,
    Credit, Information, Interest Rate, Liquidity, Political and Economic
(2) Revenue bonds, which are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds may entail greater credit risk than general obligation bonds. Call, Credit, Information, Interest Rate,
    Liquidity, Political and Economic

    DERIVATIVE MUNICIPAL SECURITIES are custodial receipts or certificates that evidence ownership of future interest payments, principal payments, or both on certain underlying municipal securities. The principal and interest payments on the underlying municipal securities may be allocated in various ways, including allocations that result in the types of structured municipal securities listed below. The securities can be highly sensitive to interest rate movements and their performance may not correlate to such movements in a conventional fashion.

         FLOATING RATE CUSTODIAL RECEIPTS. . . . . . . . . . . . . . . . . . . . . . . .               y                   y
         pay variable or floating rates of interest. Call, Credit, Information, Interest
         Rate, Liquidity, Political and Economic

         INVERSE FLOATING RATE CUSTODIAL RECEIPTS. . . . . . . . . . . . . . . . . . . .              20                  20
         pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. Call, Credit, Information, Interest Rate, Leverage,
         Liquidity, Political and Economic

    FLOATING RATE MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . .               y                   y
    carry variable or floating rates of interest which change with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. The yield on these securities can be expected to fluctuate with changes in prevailing interest rates. Call, Credit, Information, Interest Rate, Political and
    Economic



--------------------------------------------------------------------------------
                         6  Prospectus - Tax-Exempt Income

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------


    MUNICIPAL LEASE OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              /20/                /20/
    include leases, installment purchase contracts and conditional sales contracts entered into by state or local governmental units to acquire equipment or facilities, and participation interests in such leases and contracts. Municipal lease obligations frequently pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Call, Credit,
    Information, Interest Rate, Liquidity, Political and Economic

    ZERO-COUPON MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .               y                   y
    do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. Their prices fluctuate more widely with changes in interest rates than prices of municipal securities with similar maturities that pay current interest. Call, Credit, Information, Interest
    Rate, Liquidity, Political and Economic

PUTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               y                  y
provide the right to resell securities at a specified price within a specified period of time prior to the maturity date. Puts provide a fund with potential liquidity and have the effect of changing a security with a longer maturity date into a security with a shorter maturity date. Credit


INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------------

BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              10                  10
is permitted for temporary or emergency purposes only. Interest paid on borrowed funds reduces earnings. Each fund's policy on borrowing cannot be changed without shareholder approval. Leverage

GEOGRAPHIC CONCENTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               n                   y
The investment by a fund of 25% or more of its total assets in any one state or territory. Political and Economic

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               y                   y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Credit, Interest Rate

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .               y                   y
The purchase or sale of a security at a future date for a predetermined price.
Securities may decrease in value prior to their delivery. Leverage, Interest Rate



Many of the securities identified above are considered derivative securities. A derivative is a financial instrument whose value is based on another security, index, reference rate (for example, interest or currency exchange rate) or other asset. These securities have varying types and degrees of risk, as described above.

(1) A fund's use of futures contracts will be limited by regulations of the Commodity Futures Trading Commission.


--------------------------------------------------------------------------------
                          7  Prospectus - Tax-Exempt Income

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A summary of the principal risks which apply to each fund is provided in "Fund Descriptions." More detail regarding these and other risks associated with investment securities and techniques used by Piper Tax-Exempt Income Funds is provided below.

CALL RISK

Some municipal securities held by the funds may be redeemed at the option of the issuer, or "called," prior to their stated maturity date. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest the proceeds in municipal securities which provide as high a level of investment return.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation causing a loss in a fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of interest rate movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INFORMATION RISK

Information about the financial condition of an issuer of municipal securities may not be as readily available as information about corporations whose securities are publicly traded.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

A fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities. In general, the secondary market for municipal securities is less liquid than the market for most taxable fixed income securities. Consequently, the fund's ability to buy and sell securities may be limited from time to time.

Each fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

NON-DIVERSIFICATION RISK

Because Minnesota Tax-Exempt Fund is not diversified, and because of the relatively small number of issuers of Minnesota municipal securities, the fund is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified fund. This involves an increased risk of loss to the fund if the issuers are unable to make interest or principal payments or if the fair market values of such securities decline.

POLITICAL AND ECONOMIC RISK

The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


--------------------------------------------------------------------------------
                          8  Prospectus - Tax-Exempt Income

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------

You may become a shareholder in Piper Funds with an initial investment of $250 or more. Add to your existing investment with any amount, at any time. Simply call your Piper Jaffray Investment Executive or another authorized brokerage firm.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares. Your purchase price will be based on the next net asset value of your shares calculated after your broker receives your purchase order.

SALES CHARGES

Sales charges vary depending on the amount of your purchase. Piper Jaffray receives the sales charge you pay and, if you purchased shares through another brokerage firm, reallows a portion of the sales charge to that firm.

                                     Sales Charge                   Maximum
                                  Paid by Investors               Reallowance
                         -------------------------------------------------------
                           (as a % of          (as a % of          (as a % of
Purchase amount          purchase price)    net asset value)     purchase price)
--------------------------------------------------------------------------------
Up to $100,000 . . . . . . . 2.00% . . . . . . . 2.04% . . . . . . . 1.75%
$100,000-249,999 . . . . . . 1.25% . . . . . . . 1.27% . . . . . . . 1.00%
$250,000-499,999 . . . . . . 0.50% . . . . . . . 0.50% . . . . . . . 0.25%
$500,000 and more. . . . . . None* . . . . . .   None* . . . . . . .0.00%*

*A contingent deferred sales charge will be assessed if you redeem within 12 months. See "Selling Shares," page 11. Although you pay no front-end sales charge, Piper Jaffray and other brokerage firms receive fees for these sales of up to 0.50%.

REDUCING YOUR SALES CHARGE
--------------------------------------------------------------------------------
You may reduce, or even eliminate, your sales charge through the following purchase plans. For details, please consult your broker or the statement of additional information.

ACCUMULATION PRIVILEGE

Prior purchases of class A shares of any Piper fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value or the original cost of all other Piper fund class A shares that you hold is $90,000 or greater, your current sales charge is reduced.

COMBINED PURCHASE PLAN

The accumulation privilege described above also applies to prior purchases of class A Piper fund shares in certain other accounts, such as your spouse's or child's account or your IRA. Qualified groups that invest as a unit may also combine purchases to reduce sales charges.

LETTER OF INTENT

If you plan to invest $100,000 or more over a 13-month period in class A shares of any Piper fund, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charges.)

SPECIAL PURCHASE PLANS

Class A shares may be purchased without a sales charge by:

- Investors purchasing shares through Piper Jaffray's Advantage program or other qualified wrap-fee accounts.

- Investors using the proceeds from the sale of any mutual fund not in the Piper Funds family, excluding money market funds. (This privilege is available for 30 days after the sale.)

-    Piper Capital clients purchasing shares for their advisory accounts.

- Employees, directors, or retirees of Piper Jaffray Companies or any of its subsidiaries, as well as certain relatives of these persons. Trust, pension, profit-sharing or other benefit plans for these individuals also may qualify.

- Employees of brokerage firms that have sales agreements with Piper Jaffray, their spouses and minor children.

- Trust companies or bank trust departments investing for discretionary accounts.

-    Piper Jaffray Companies and its subsidiaries.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------
AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.

     SHARE CLASS
     NATIONAL TAX-EXEMPT FUND OFFERS A SINGLE CLASS OF SHARES, CALLED "CLASS A SHARES" IN THIS PROSPECTUS. MINNESOTA TAX-EXEMPT FUND
     OFFERS BOTH CLASS A SHARES AND, THROUGH ANOTHER PROSPECTUS,
     CLASS Y (INSTITUTIONAL) SHARES. CLASS Y SHARES HAVE NO SALES CHARGES AND A LOWER EXPENSE STRUCTURE. THEY ARE AVAILABLE TO INVESTORS MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE. FOR MORE INFORMATION, CALL YOUR BROKER OR MUTUAL FUND SERVICES AT 800 866-7778.


--------------------------------------------------------------------------------
                       9  Prospectus - Tax-Exempt Income Funds

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends from a fund's net investment income are declared daily and paid monthly. Shares begin accruing dividends on the settlement date for their purchase and continue through the day before the settlement date for their sale. Capital gains, if any, are distributed at least once annually.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Each fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as a fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Piper Tax-Exempt Funds intend to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal tax. However, each fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash.

National Tax-Exempt Fund's exempt-interest dividends may be subject to state or local taxes. Minnesota Tax-Exempt Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be exempt from Minnesota personal income tax. At least 95% of the exempt-interest dividends paid by the fund will be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for not more than one year is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge - for example if you move from a tax-exempt income fund to a growth fund - you must pay the difference. Exchanges from the class A shares of a tax-exempt income fund into a Piper fund offering more than one class of shares may only be made into that fund's class A shares.

You may also move your tax-exempt income fund assets into a Piper money market fund. If you later exchange those money market fund shares for class A shares of another Piper fund, that exchange will be treated as an exchange from the tax-exempt income fund for purposes of determining your sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the funds will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments that result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
                       10  Prospectus - Tax-Exempt Income Funds

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

You may sell any or all of your shares for their net asset value (less any applicable contingent deferred sales charges) on any day when the New York Stock Exchange is open. Simply call your broker. Your request will be executed at the next net asset value calculated after your broker receives your request.

RECEIVING THE PROCEEDS

--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automatic Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the funds' transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

Remember to keep at least $200 in your account. If your account falls below $200 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

PAYING THE CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a 0.50% contingent deferred sales charge (CDSC) if you sell your shares within 12 months. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help you lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC.

LETTER OF INTENT

If you sell your shares within 12 months of fulfilling a letter of intent, you will be charged a CDSC.

EXCHANGES

No CDSC is charged if you exchange shares that were originally purchased without a sales charge, unless you sell your new shares within 12 months of your original purchase.

CDSC WAIVERS

If you purchased your shares through a Special Purchase Plan, the CDSC will be waived. In addition, the charge will be waived:

-    Due to death or disability of the shareholder.

-    If your account balance falls below $200 and your account is liquidated.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
If your account has a value of $5,000 or more, you can make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

REINVESTING AFTER A SALE
--------------------------------------------------------------------------------
If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If the shares you sold were subject to a CDSC, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.


--------------------------------------------------------------------------------
                       11  Prospectus - Tax-Exempt Income Funds

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUNDS ARE ORGANIZED
--------------------------------------------------------------------------------
National Tax-Exempt Fund and Minnesota Tax-Exempt Fund are series of Piper Funds Inc., an open-end investment company. National Tax-Exempt Fund is a diversified fund. Minnesota Tax-Exempt Fund is nondiversified, which means it may invest its assets in the securities of a limited number of issuers.

VOTING RIGHTS

Although the funds are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When your fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

FUND OBJECTIVES

Each fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUNDS ARE MANAGED

--------------------------------------------------------------------------------
The funds are governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the funds' activities, review their performance and review the actions of the funds' advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the funds' operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to the other Piper Funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the funds' shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the funds' custodian and accounting agent, IFTC holds the funds' portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the funds. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.


--------------------------------------------------------------------------------
                       12  Prospectus - Tax-Exempt Income Funds

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
RON REUSS, chief economist and a senior vice president of Piper Capital, has managed the funds since inception. He joined the advisor in 1986 and has 28 years of financial experience.

DOUG WHITE, CFA, is a senior vice president of Piper Capital. He joined the advisor in 1987 and has managed the funds since inception. He has 14 years of financial experience.

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray and other brokerage firms which sell fund shares receive compensation in several ways. A portion of this compensation is typically passed along to your broker.

SALES COMMISSIONS

Piper Jaffray receives the sales charge that you pay when you purchase fund shares. If you purchased your shares from another brokerage firm, that firm retains a portion of the sales charge (their "reallowance"). If your purchase of fund shares was not subject to a front-end sales charge, Piper Jaffray or the other participating brokerage firm may receive a fee from Piper Capital of up to 0.50% of the purchase price. Piper Jaffray also receives any CDSC imposed when you sell your shares. From December 1, 1997, through March 31, 1998, Piper Capital will pay Piper Jaffray and other brokerage firms, out of its own assets, an additional fee for selling fund shares equal to 1% of the purchase price.

12b-1 FEES

Piper Jaffray receives 12b-1 fees from class A shares of each fund for providing distribution-related services and for servicing shareholder accounts. Fees are established under each fund's 12b-1 plan, which is approved by the board.
Class A shares of each fund pay 12b-1 fees quarterly at an annual rate equal to 0.30% of average daily net assets. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares of the funds to 0.24% of average daily net assets.

For each fund, Piper Jaffray pays a portion of its 12b-1 fee to brokerage firms which have sold shares of that fund. Firms receive an annual fee equal to 0.20% of the fund's average daily net assets attributable to shares sold by the firm's brokers. Piper Jaffray may also use 12b-1 fees to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
The funds purchase most of their portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the funds may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of these or any other Piper funds. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within a fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began February 21, 1995, related to various funds and assets managed by Piper Capital.


--------------------------------------------------------------------------------
                       13  Prospectus - Tax-Exempt Income Funds

--------------------------------------------------------------------------------
PROSPECTUS - TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Annual/Semiannual Reports

Shareholder reports include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditors' report.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To order free copies, please write or call:

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778




No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the funds or Piper Jaffray.


--------------------------------------------------------------------------------
[LOGO]              PIPER FUNDS  222 South Ninth Street
                    Minneapolis, MN 55402-3804

                                                     #30500    11/1997    223-97

--------------------------------------------------------------------------------
Prospectus - Minnesota Tax-Exempt Fund
--------------------------------------------------------------------------------

NOVEMBER 24, 1997

[LOGO]

MINNESOTA TAX-EXEMPT FUND



CLASS Y SHARES
--------------------------------------------------------------------------------


BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN MINNESOTA TAX-EXEMPT FUND. . . . . . 1

FUND DESCRIPTION
--------------------------------------------------------------------------------
MINNESOTA TAX-EXEMPT FUND . . . . . . . . . . . . 2   Investment objective and
                                                      policies, risk
                                                      considerations, portfolio
                                                      managers, shareholder
                                                      expenses and financial
                                                      highlights



PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
INVESTMENT SECURITIES AND TECHNIQUES. . . . . . . 4   An overview of securities
RISK FACTORS. . . . . . . . . . . . . . . . . . . 6   and investment techniques
                                                      that may be used by the
                                                      fund and their risks



MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES . . . . . . . . . . . . . . . . . . 7   Practical information to
    Calculating Your Purchase Price                   help you manage your
    Investing Automatically                           investment in Piper Funds
HOLDING SHARES. . . . . . . . . . . . . . . . . . 8
    Receiving Dividends and Other Distributions
    Taxing of Dividends and Other Distributions
    Exchanging Shares
    Conducting Transactions by Phone
    Staying Informed
SELLING SHARES. . . . . . . . . . . . . . . . . . 9
    Receiving the Proceeds
    Taking Systematic Withdrawals



--------------------------------------------------------------------------------
GENERAL INFORMATION . . . . . . . . . . . . . . .10

INVESTING IN
--------------------------------------------------------------------------------
MINNESOTA  TAX-EXEMPT FUND
--------------------------------------------------------------------------------
MINNESOTA TAX-EXEMPT FUND SEEKS TO PROVIDE YOU WITH TAX-FREE INCOME WHILE PRESERVING THE PRINCIPAL VALUE OF YOUR INVESTMENT OVER TIME. THE FUND IS ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
This fund may be appropriate for your investment portfolio if:

- You want a regular stream of tax-exempt income or wish to diversify your portfolio.

- You are a Minnesota resident in a high income bracket and wish to decrease your tax burden.

-   You are comfortable with some volatility in the value of your shares.

If you require absolute stability of your principal, you want maximum return, or you are seeking an investment for a tax-deferred retirement plan, you should consider other investment vehicles. Minnesota Tax-Exempt Fund was not designed to meet these goals.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: You could lose money with this investment. Stability of income and safety of principal are not guaranteed. Risks associated with this fund are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the fund is contained in its statement of additional information, which can be obtained from the fund at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.

--------------------------------------------------------------------------------
                      1  Prospectus - Minnesota Tax-Exempt Fund

FUND DESCRIPTION

MINNESOTA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND SEEKS MAXIMUM CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND MINNESOTA STATE INCOME TAXES, CONSISTENT WITH PRUDENT INVESTMENT RISK AND PRESERVATION OF CAPITAL. TO PURSUE THIS OBJECTIVE, THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND CERTAIN SECURITIES OF U.S. TERRITORIAL POSSESSIONS.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
Under normal market conditions, Minnesota Tax-Exempt Fund will invest at least 80% of its net assets in municipal securities exempt (in the opinion of bond counsel to the issuer) from both federal and Minnesota state income taxes, including federal and state alternative minimum tax (AMT).

    BECAUSE THIS FUND CONCENTRATES ITS INVESTMENTS IN SECURITIES OF MINNESOTA ISSUERS, IT WILL BE DISPROPORTIONATELY AFFECTED BY STATE AND LOCAL POLITICAL, ECONOMIC AND REGULATORY CONDITIONS AND DEVELOPMENTS. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

Municipal securities include securities issued to obtain funds for public purposes, including the construction of airports, highways, hospitals and schools. These securities may include bonds, notes and commercial paper of any maturity, although the fund emphasizes investments in long-term securities. The fund invests only in investment grade municipal securities or unrated securities that the advisor determines are of comparable quality. The fund's investments may include derivative municipal securities.

The fund may invest up to 20% of its net assets in taxable obligations. It may temporarily invest without limitation in these obligations during periods of abnormal market conditions. Taxable obligations include municipal securities subject to regular federal income tax or federal AMT which are rated investment grade or are of comparable quality, U.S. government securities, corporate bonds rated within the three highest grades by either Moody's Investors Service or Standard & Poor's Ratings Services, commercial paper rated within the two highest grades by either Moody's or Standard & Poor's, certificates of deposit, bankers' acceptances, repurchase agreements and cash.

To facilitate portfolio management, the fund may engage in futures contracts, enter into repurchase agreements and reverse repurchase agreements, and purchase and sell securities on a when-issued or delayed delivery basis. Use of these practices may increase the volatility of the fund's net asset value.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The value of your investment will fluctuate with changing interest rates. If rates rise, the prices of municipal securities in the fund likely will fall and vice versa. Bonds with longer maturities and derivative municipal securities can be particularly sensitive to interest rate movements.

This fund also is subject to credit risk, which is the possibility that the issuer of a security will default. The fund may invest in securities of the lowest investment grade, or in unrated securities of comparable quality. These securities may have speculative characteristics and carry a somewhat greater risk of default than more highly rated securities. When the fund purchases unrated securities, it will depend on the advisor's investment analysis more heavily than usual. The fund may invest in both general obligation bonds and revenue bonds. Revenue bonds may entail greater credit risk.

Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

The value of municipal securities owned by the fund may be adversely affected by local political and economic conditions and developments, or by future changes in state or federal income tax laws, including rate reductions or the imposition of a flat tax.

The investment securities and techniques used by this fund present other risks as well. In particular, special risks are presented by the fund's investments in derivative municipal securities, municipal lease obligations and zero coupon municipal securities. See pages 4-6 for more information. Because the fund is not diversified, it will be subject to additional risk. See "Non-Diversification Risk," page 6, for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
RONALD REUSS, chief economist and a senior vice president of Piper Capital, has managed the fund since inception. He joined the advisor in 1986 and has 28 years of financial experience.

DOUGLAS WHITE, CFA, is a senior vice president of Piper Capital. He joined the advisor in 1987 and has managed the fund since inception. He has 14 years of financial experience.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below are based on class A share operating expenses for the past year, but reflect the fact that class Y shares do not pay 12b-1 fees.

SHAREHOLDER TRANSACTION EXPENSES
Maximum front-end sales charge on purchases. . . . . . . . . . .      none
Maximum deferred sales charge. . . . . . . . . . . . . . . . . .      none


FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . .     0.50%
12b-1 fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .      none
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . .     0.21%
Total operating expenses . . . . . . . . . . . . . . . . . . . .     0.71%

--------------------------------------------------------------------------------
EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.


1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  7
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 23
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 40
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 88

--------------------------------------------------------------------------------
                      2  Prospectus - Minnesota Tax-Exempt Fund

FUND DESCRIPTION

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors. Because of the limited history of class Y share operations, information is also presented for the fund's class A shares.  Class A shares have higher expenses than class Y shares.
--------------------------------------------------------------------------------

CLASS Y SHARES                                                   Period from
                                                                  8/1/97(5) to
                                                                  9/30/97
                                                                 -----------

PER SHARE DATA
Net asset value, beginning of period . . . . . . . . . . .        $ 11.16
                                                                  -------
Operations:
    Net investment income  . . . . . . . . . . . . . . . .           0.10
    Net realized and unrealized losses on investments. . .          (0.02)
                                                                  -------
    Total from operations. . . . . . . . . . . . . . . . .           0.08
Distributions to shareholders:
    From net investment income . . . . . . . . . . . . . .          (0.10)
                                                                  -------
Net asset value, end of period . . . . . . . . . . . . . .        $ 11.14
                                                                  -------
                                                                  -------

SELECTED INFORMATION
Total return(3). . . . . . . . . . . . . . . . . . . . . .           0.72%
Net assets, end of period (in millions). . . . . . . . . .        $     9
Ratio of expenses to average daily net assets. . . . . . .           0.75%(4)
Ratio of net investment income to
   average daily net assets. . . . . . . . . . . . . . . .           5.73%(4)
Portfolio turnover rate (excluding short-term securities).             17%

(1) Commencement of operations.

(2) Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.003, $0.001, $0.012, $0.011 and $0.02 per share for fiscal 1992, 1991, 1990, 1989 and 1988, respectively.

(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.

(4) Annualized.

(5) Commencement of offering of class Y shares.


CLASS A SHARES                                                            Fiscal year ended September 30,              Period from
                                                                                                                      7/11/88(1) to
                                            1997     1996     1995    1994    1993     1992     1991     1990    1989    9/30/88
                                            ---------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period. . . . . . . . . . . . . . . .     $10.89   $10.81   $10.28  $11.43   $10.79   $10.46    $9.92  $10.06    $9.94    $10.00
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
Operations:
   Net investment income . . . . . . .       0.57     0.59     0.66    0.61     0.62     0.64     0.66    0.66     0.68      0.12
   Net realized and unrealized gains
    (losses) on investments. . . . . .       0.31     0.07     0.53   (0.95)    0.68     0.33     0.54   (0.14)    0.12     (0.06)
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
   Total from operations . . . . . . .       0.88     0.66     1.19   (0.34)    1.30     0.97     1.20    0.52     0.80      0.06
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
Distributions to shareholders:
   From net investment income(2) . . .      (0.57)   (0.58)   (0.66)  (0.61)   (0.62)   (0.64)   (0.66)  (0.66)   (0.68)    (0.12)
   From net realized gains on
    investments. . . . . . . . . . . .      (0.05)      --       --   (0.20)   (0.04)      --       --      --       --        --
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
      Total distributions to
       shareholders. . . . . . . . . .      (0.62)   (0.58)   (0.66)  (0.81)   (0.66)   (0.64)   (0.66)  (0.66)   (0.68)    (0.12)
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
Net asset value, end of period . . . .     $11.15   $10.89   $10.81  $10.28   $11.43   $10.79   $10.46 $  9.92   $10.06    $ 9.94
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------
                                           ------   ------   ------  ------   ------   ------    -----  ------    -----    ------

SELECTED INFORMATION

Total return(3) [BAR GRAPH]. . . . . .      8.32%    6.24%   11.38%  (3.14%)  12.52%    9.56%   12.49%   5.30%    8.23%    0.58%

Net assets, end of period
 (in millions) . . . . . . . . . . . .     $ 126    $ 126   $  134   $ 162    $ 169    $ 132    $  83   $  63    $  51    $   9
Ratio of expenses to average
 daily net assets. . . . . . . . . . .      0.95%    0.90%    0.91%   0.89%    0.91%    0.93%    0.92%   0.87%    0.80%    0.80%(4)
Ratio of net investment income to
 average daily net assets. . . . . . .      5.17%    5.38%    5.80%   5.61%    5.62%    6.00%    6.44%   6.58%    6.45%    5.91%(4)
Portfolio turnover rate (excluding
 short-term securities). . . . . . . .        17%      35%      30%     44%      29%      35%      22%     41%      54%      12%
Ratios before waivers by the distributor:
   Of expenses to average daily net
    assets . . . . . . . . . . . . . .      1.01%    0.99%    0.99%   0.99%    1.00%    1.01%    1.05%   1.06%    1.33%    1.97%(4)
   Of net investment income to average
    daily net assets . . . . . . . . .      5.11%    5.29%    5.72%   5.51%    5.53%    5.92%    6.31%   6.39%    5.92%    4.74%(4)

-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      3  Prospectus - Minnesota Tax-Exempt Fund

PORTFOLIO OVERVIEW

INVESTMENT SECURITIES AND TECHNIQUES
--------------------------------------------------------------------------------

THIS TABLE LISTS INVESTMENT SECURITIES AND TECHNIQUES USED BY THE FUND AND NOTES ANY INVESTMENT LIMITATIONS AS A PERCENTAGE OF PORTFOLIO ASSETS. IT ALSO LISTS THE PRINCIPAL RISK FACTORS RELATED TO THEIR USE, WHICH ARE EXPLAINED IN GREATER DETAIL ON THE FOLLOWING PAGE.


     10       MAXIMUM PERCENT OF TOTAL ASSETS
    /10/      MAXIMUM PERCENT OF NET ASSETS
      y       PERMITTED WITHOUT LIMITATION



INVESTMENT SECURITIES
----------------------------------------------------------------------------------------------------
FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . y(1)
require the holder to buy or sell securities at a specified price on a specified date.
Some are contracts to make a cash settlement on a future date in an amount determined by the value of a financial index (such as the Bond Buyer Municipal Bond Index) on the last day of the contract. The fund generally buys or sells futures in seeking protection against fluctuations in the value of its portfolio without actually buying or selling securities. Hedging, Interest Rate, Leverage


ILLIQUID SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ./15/
cannot be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Liquidity


MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
include debt obligations issued by states, cities, local authorities, and certain territorial possessions of the United States to obtain funds for public purposes.
There are two principal classifications of municipal securities:
1   General obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Call,
    Credit, Information, Interest Rate, Liquidity, Political and Economic
2   Revenue bonds, which are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds may entail greater credit risk than general obligation bonds. Call, Credit, Information, Interest
    Rate, Liquidity, Political and Economic

         DERIVATIVE MUNICIPAL SECURITIES
         are custodial receipts or certificates that evidence ownership of future interest payments, principal payments, or both on certain underlying municipal securities.  The principal and interest payments on the underlying municipal securities may be allocated in various ways, including allocations that result in the types of structured municipal securities listed below. The securities can be highly sensitive to interest rate movements and their performance may not correlate to such movements in a conventional fashion.

         FLOATING RATE CUSTODIAL RECEIPTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
         pay variable or floating rates of interest. Call, Credit, Information,
         Interest Rate, Liquidity, Political and Economic


         INVERSE FLOATING RATE CUSTODIAL RECEIPTS  . . . . . . . . . . . . . . . . . . . . . . .  20
         pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. Call, Credit, Information, Interest
         Rate, Leverage, Liquidity, Political and Economic

FLOATING RATE MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
carry variable or floating rates of interest which change with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index.
The yield on these securities can be expected to fluctuate with changes in prevailing interest rates. Call, Credit, Information, Interest Rate, Political and Economic

--------------------------------------------------------------------------------
                      4  Prospectus - Minnesota Tax-Exempt Fund

PORTFOLIO OVERVIEW

--------------------------------------------------------------------------------


         MUNICIPAL LEASE OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . /20/
         include leases, installment purchase contracts and conditional sales contracts entered into by state or local governmental units to acquire equipment or facilities, and participation interests in such leases and contracts. Municipal lease obligations frequently pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Call, Credit,
         Information, Interest Rate, Liquidity, Political and Economic

         ZERO-COUPON MUNICIPAL SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
         do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. Their prices fluctuate more widely with changes in interest rates than prices of municipal securities with similar maturities that pay current interest. Call, Credit, Information, Interest Rate,
         Liquidity, Political and Economic

PUTS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
provide the right to resell securities at a specified price within a specified period of time prior to the maturity date. Puts provide the fund with potential liquidity and have the effect of changing a security with a longer maturity date into a security with a shorter maturity date. Credit

INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------

BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
is permitted for temporary or emergency purposes only. Interest paid on borrowed funds reduces earnings. The fund's policy on borrowing cannot be changed without shareholder approval. Leverage

GEOGRAPHIC CONCENTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
The investment by the fund of 25% or more of its total assets in any one state or territory. Political and Economic

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
The fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. Credit

WHEN-ISSUED AND FORWARD COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .y
The purchase or sale of a security at a future date for a predetermined price.
Securities may decrease in value prior to their delivery. Leverage, Interest Rate


Many of the securities identified above are considered derivative securities. A derivative is a financial instrument whose value is based on another security, index, reference rate (for example, interest or currency exchange rate) or other asset. These securities have varying types and degrees of risk, as described above.


(1) The fund's use of futures contracts will be limited by regulations of the Commodity Futures Trading Commission.

--------------------------------------------------------------------------------
                      5  Prospectus - Minnesota Tax-Exempt Fund

PORTFOLIO OVERVIEW

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO THE FUND IS PROVIDED IN "FUND DESCRIPTION." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY MINNESOTA TAX-EXEMPT FUND IS PROVIDED BELOW.

CALL RISK

Some municipal securities held by the fund may be redeemed at the option of the issuer, or "called," prior to their stated maturity date. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest the proceeds in municipal securities which provide as high a level of investment return.

CREDIT RISK

The issuer of a security, or the other party to a contract, such as a repurchase agreement, could default on its financial obligation causing a loss in the fund's portfolio. In addition, changes in a security's credit rating or changes in the perception of an issuer's ability to pay principal and interest could affect the value of a security and cause a decline in the value of the fund's portfolio.

HEDGING RISK

Successful use of a hedging instrument depends on the advisor's ability to correctly forecast the direction of interest rate movements. In the case of an incorrect market forecast, the use of a hedging instrument will reduce or eliminate gains. In addition, changes in the price of a hedging instrument may not correlate perfectly with changes in the market value of the securities subject to that hedge. As a result, even a correct market forecast could result in an unsuccessful hedging transaction.

INFORMATION RISK

Information about the financial condition of an issuer of municipal securities may not be as readily available as information about corporations whose securities are publicly traded.

INTEREST RATE RISK

Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices (such as borrowing) that can multiply small index or market movements into large changes in value involve leverage risk.

LIQUIDITY RISK

The fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities. In general, the secondary market for municipal securities is less liquid than the market for most taxable fixed income securities. Consequently, the fund's ability to buy and sell securities may be limited from time to time.

The fund may invest without limitation in certain types of securities which have historically been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

NON-DIVERSIFICATION RISK

Because the fund is not diversified, and because of the relatively small number of issuers of Minnesota municipal securities, the fund is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified fund. This involves an increased risk of loss to the fund if the issuers are unable to make interest or principal payments or if the fair market values of such securities decline.

POLITICAL AND ECONOMIC RISK

The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent the fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
                      6  Prospectus - Minnesota Tax-Exempt Fund

MANAGING YOUR INVESTMENT


BUYING SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE CLASS Y SHARES OF THE FUND WITH AN INITIAL INVESTMENT OF
$1 MILLION OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Class Y shares are sold without any initial or deferred sales charges. Your purchase price is the next net asset value of your share calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares.


INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class Y shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund offering class Y shares from your bank, savings and loan, or other financial institution. Or transfer $25 or more per month from any of the Piper money market funds.

CROSS-REINVESTMENT OF DISTRIBUTIONS

To help you diversify your portfolio, you may automatically invest your income and capital gain distributions in the same class of shares of another Piper fund (excluding money market funds) at net asset value, provided you hold the required minimum balance in that fund.


SHARE CLASSES

MINNESOTA TAX-EXEMPT FUND ALSO OFFERS CLASS A SHARES THROUGH A
SEPARATE PROSPECTUS. YOU CAN OBTAIN MORE INFORMATION ON THE FUND'S
CLASS A SHARES BY CALLING THE FUND AT THE PHONE NUMBER ON THE BACK COVER.

--------------------------------------------------------------------------------
                      7  Prospectus - Minnesota Tax-Exempt Fund

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from the fund's net investment income are declared daily and paid monthly. Shares begin accruing dividends on the settlement date for their purchase and continue through the day before the settlement date for their sale. Capital gains, if any, are distributed at least once annually.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, invested in shares of a different Piper fund, or distributed in cash. Any reinvestments must be in the same class of shares. Please tell your broker which distribution method you prefer. Otherwise, distributions automatically will be reinvested in additional shares of the same fund.

Class Y shareholders generally will receive higher dividends from net investment income than class A shareholders because class Y shareholders are not subject to Rule 12b-1 fees.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
The fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as the fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

The fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal tax. However, the fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash.

The fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be exempt from Minnesota personal income tax. At least 95% of the exempt-interest dividends paid by the fund will be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. Under recent amendments to the tax code, the gain or loss will be considered long-term if you have held your shares for more than 18 months and mid-term if you have held your shares more than one year but not more than 18 months. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class Y shares only for class Y shares of another Piper fund. However, please note that not all Piper funds offer class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the fund will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments which result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed monthly (quarterly if your account has no activity). Confirms are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
                      8  Prospectus - Minnesota Tax-Exempt Fund

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------
YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
If you are a Piper Jaffray client with a signed Piper Automatic Transfer (PAT) agreement, proceeds from a sale of shares usually will be transferred to your account the next business day. Otherwise, proceeds will be sent to you or your broker, generally within three business days. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the fund's transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

If your account falls below $1 million due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

TAKING SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
You can make automatic withdrawals from your account provided you maintain a minimum account balance of $1 million. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis. To set up systematic withdrawals, contact your broker.

You may not want to make systematic withdrawals if you plan to continue investing in the fund, due to tax liabilities.

--------------------------------------------------------------------------------
                      9  Prospectus - Minnesota Tax-Exempt Fund

GENERAL INFORMATION
--------------------------------------------------------------------------------

HOW THE FUND IS ORGANIZED
--------------------------------------------------------------------------------
Minnesota Tax-Exempt Fund is a series of Piper Funds Inc., an open-end investment company. The fund is nondiversified, which means it may invest its assets in the securities of a limited number of issuers.

VOTING RIGHTS

Although the fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When the fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

FUND OBJECTIVE

The fund's investment objective is fundamental and may be changed only with shareholder approval. The fund's investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------
The fund is governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the fund's activities, review its performance and review the actions of the fund's advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the companies listed below to manage the fund's operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the fund's business and investment activities, subject to the authority of the board of directors. The fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to the other Piper Funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the fund's shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the fund's custodian and accounting agent, IFTC holds the fund's portfolio securities, settles trades, collects data needed to calculate net asset values, and provides recordkeeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

Piper Jaffray (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the fund. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.

--------------------------------------------------------------------------------
                      10  Prospectus - Minnesota Tax-Exempt Fund

--------------------------------------------------------------------------------

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------

Piper Jaffray Investment Executives and other brokerage firms who sell class Y shares receive ongoing fees from Piper Capital which equal, on an annual basis, up to approximately 0.175% of the fund's average daily net assets attributable to such shares.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The fund purchases most of its portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the fund may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of this or any other Piper fund. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The values of securities within the fund's portfolio are determined as follows:

-    By an independent pricing service, or

- Through market quotations obtained from one or more dealers who make a market in the securities or from a widely used quotation system.

- Occasionally, if prices are not available from the above sources or are determined to be unreliable, securities will be priced at "fair market value" according to procedures approved by the board of directors.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission, which began February 21, 1995, related to various funds and assets managed by Piper Capital.

--------------------------------------------------------------------------------
                      11  Prospectus - Minnesota Tax-Exempt Fund

--------------------------------------------------------------------------------
Prospectus - Mnnesota Tax-Exempt Fund
--------------------------------------------------------------------------------


FOR MORE INFORMATION
--------------------------------------------------------------------------------

ANNUAL/SEMIANNUAL REPORTS
Shareholder reports include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.


To order free copies, please write or call:


Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

800 866-7778

No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the fund or Piper Jaffray.

--------------------------------------------------------------------------------
[LOGO]               PIPER FUNDS   222 South Ninth Street
                     Minneapolis, MN 55402-3804


                                                     #30503    11/1997    029-98

PROSPECTUS - CASH MANAGEMENT FUNDS

PROSPECTUS

NOVEMBER 24, 1997

                                    [Logo]

CASH MANAGEMENT FUNDS


MONEY MARKET FUND  (Class A and Class B Shares)
-------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND  (Class A Shares)
-------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND  (Class A Shares)
-------------------------------------------------------------------------------

BEFORE YOU INVEST:

PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

INVESTMENTS IN THESE FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

CONTENTS
--------------------------------------------------------------------------------
INVESTING IN PIPER CASH MANAGEMENT FUNDS. . 1

FUND DESCRIPTIONS
--------------------------------------------------------------------------------
MONEY MARKET FUND . . . . . . . . . . . . . 2   Investment objectives and
U.S. GOVERNMENT MONEY MARKET FUND . . . . . 4   policies, risk considerations,
TAX-EXEMPT MONEY MARKET FUND. . . . . . . . 6   portfolio managers, shareholder
                                                expenses and financial
                                                highlights
RISK FACTORS. . . . . . . . . . . . . . . . 8


MANAGING YOUR INVESTMENT
--------------------------------------------------------------------------------
BUYING SHARES . . . . . . . . . . . . . . . 9   Practical information to help
  Calculating Your Purchase Price               you manage your investment in
  Investing Automatically                       Piper Funds
HOLDING SHARES. . . . . . . . . . . . . . .10
  Receiving Dividends and
    Other Distributions
  Taxing of Dividends and Other
    Distributions
  Exchanging Shares
  Conducting Transactions by Phone
  Staying Informed
SELLING SHARES. . . . . . . . . . . . . . .11
  Receiving the Proceeds
  Paying the Contingent Deferred
    Sales Charge on Class B Shares

--------------------------------------------------------------------------------
GENERAL INFORMATION . . . . . . . . . . . .12

INVESTING IN PIPER
--------------------------------------------------------------------------------

  CASH MANAGEMENT
  FUNDS
--------------------------------------------------------------------------------
PIPER CASH MANAGEMENT FUNDS PROVIDE YOU WITH A LIQUID INVESTMENT DESIGNED TO OFFER CURRENT INCOME WHILE PRESERVING YOUR CAPITAL. MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND ARE ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.


BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------

A Piper cash management fund can complement your investment portfolio by:

- Giving you easy access to your cash reserves.

- Providing an interest-earning parking spot when you are between investments.

- Offering a conservative alternative for a portion of your investable assets.

Individuals in high tax brackets should consider Tax-Exempt Money Market Fund. If you have ample liquid assets and are investing for the long term, consider diversifying your portfolio with other investments as well. Money market funds may not have the earning power you need to keep ahead of inflation.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------

While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: Investments in these funds are neither insured nor guaranteed by the U.S. government or any other entity. There is no assurance that the funds will maintain a stable net asset value of $1 per share. Risks associated with these funds are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------

Please read this prospectus carefully and keep it on file for future reference. More detailed information about the funds is contained in their statement of additional information, which can be obtained from the funds at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.


--------------------------------------------------------------------------------
                        1  Prospectus - Cash Management Funds

FUND DESCRIPTIONS


MONEY MARKET FUND
--------------------------------------------------------------------------------

MONEY MARKET FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.


INVESTMENT POLICIES
--------------------------------------------------------------------------------
Money Market Fund invests in a variety of U.S. dollar-denominated money market securities, including:

- Securities issued by the U.S. government or one of its agencies or instrumentalities

- Obligations of foreign governments and any of their political subdivisions, agencies and instrumentalities

-  Obligations of supranational entities such as the World Bank

- Obligations of domestic and foreign banks (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

- Domestic and foreign corporate obligations, including commercial paper, notes and bonds

-  Asset-backed securities

-  Participation interests in securities in which the fund may invest


-  Repurchase agreements for the securities in which the fund may invest


-  Illiquid securities (limited to 10% of the fund's net assets)

The fund invests only in high-quality securities. Generally, it may purchase only securities rated, or issued by an entity with comparable securities rated, within the two highest short-term rating categories of one or more nationally recognized rating agencies. The fund may purchase unrated securities if the advisor judges them to be comparable in quality. No more than 5% of the fund's total assets may be invested in securities that were rated in the second highest short-term rating category at the time of their purchase or that were unrated and determined by the advisor to be of comparable quality. The rest of the fund's investments must be in the highest short-term rating category (or be unrated equivalents).


The fund invests only in securities that mature in 397 calendar days or less from the date of purchase, and it maintains an average weighted maturity of 90 days or less. The fund's investments include securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to federal rules which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates. The fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets. This policy may not be changed without shareholder approval.


RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The fund seeks to maintain a stable share price of $1. However, there may be situations where the fund's share price could fall below $1, which would reduce the value of your account.

The level of income you receive from the fund will be affected by movements in short-term interest rates.


Foreign securities in which the fund invests, although dollar denominated, may present some additional risk. The investment securities and techniques used by the fund present other risks as well, including credit risk and interest rate risk. See page 8 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
NANCY OLSEN is a senior vice president of Piper Capital with 19 years of financial experience.


SHAISTA TAJAMAL is a vice president of Piper Capital with seven years of financial experience.

--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES                      CLASS A        CLASS B
                                                      ----------------------
Maximum front-end sales charge on purchases . . . .   none            none
   (AS A % OF OFFERING PRICE)
Maximum deferred sales charge . . . . . . . . . . .   none           4.00%
   (AS A % OF NET ASSET VALUE AT PURCHASE
    OR REDEMPTION, WHICHEVER IS LESS)


FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . .  0.39%          0.39%
12b-1 fee (after class A share fee limitation)(1). .  0.20%          1.00%
Other expenses . . . . . . . . . . . . . . . . . . .  0.23%          0.24%
                                                      -----          -----
Total operating expenses (after fee limitation)(1) .   0.82%          1.63%

--------------------------------------------------------------------------------

EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.
                         CLASS A         CLASS B            CLASS B
                                   Assuming redemption     Assuming
                                    at end of period     no redemption
                         ---------------------------------------------
1 year. . . . . . . . .  $  8           $ 57                $ 17
3 years . . . . . . . .  $ 26           $ 81                $ 51
5 years . . . . . . . .  $ 46           $109                $ 89
10 years. . . . . . . .  $101           $152(2)             $152(2)

(1) If Piper Jaffray had not voluntarily limited fees, the class A share 12b-1 fee would have been 0.30% and total operating expenses would have been 0.92% for class A shares. The 12b-1 fees for class B shares have not been voluntarily limited. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.


(2) Assumes class B shares are purchased on January 1 and convert to class A shares at the beginning of the sixth full calendar year following the year of purchase.


--------------------------------------------------------------------------------
                        2  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------



                                                                                                        Period from   Period from
CLASS A SHARES                                         Fiscal year ended September 30,                   11/1/87 to   3/16/87(1) to
                                       1997     1996    1995   1994   1993   1992   1991   1990   1989    9/30/88       10/31/87
                                       --------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
  period. . . . . . . . . . . . . . .  $1.00   $1.00   $1.00  $1.00  $1.00  $1.00  $1.00  $1.00  $1.00     $1.00         $1.00
                                       -----   -----   -----  -----  -----  -----  -----  -----  -----     -----         -----
Operations:
    Net investment income . . . . . .   0.05    0.05    0.05   0.03   0.02   0.04   0.06   0.08   0.08      0.06          0.04
Distributions to shareholders:
    From net investment income. . . .  (0.05)  (0.05)  (0.05) (0.03) (0.02) (0.04) (0.06) (0.08) (0.08)    (0.06)        (0.04)
                                       -----   -----   -----  -----  -----  -----  -----  -----  -----     -----         -----
Net asset value, end of period. . . .  $1.00   $1.00   $1.00  $1.00  $1.00  $1.00  $1.00  $1.00  $1.00     $1.00         $1.00
                                       -----   -----   -----  -----  -----  -----  -----  -----  -----     -----         -----
                                       -----   -----   -----  -----  -----  -----  -----  -----  -----     -----         -----


SELECTED INFORMATION


Total return(2) [GRAPH] . . . . . . .   4.84%   4.79%   5.05%   2.98%   2.45%   3.87%   6.34%   7.88%   8.60%   6.02%    3.70%

Net assets, end of period
  (in millions) . . . . . . . . . . . $2,266  $1,966  $1,703  $1,185  $1,106  $1,096  $1,242  $1,176  $1,004   $ 583    $ 215
Ratio of expenses to average daily
  net assets. . . . . . . . . . . . .   0.82%   0.84%   0.92%   0.93%   0.96%   0.90%   0.89%   0.91%   1.00%   1.05%(3) 0.74%(3)
Ratio of net investment income to
  average daily net assets. . . . . .   4.76%   4.73%   4.94%   2.90%   2.42%   3.66%   6.06%   7.56%   8.32%   6.45%(3) 6.29%(3)
Ratios before waivers by the
  distributor:
    Of expenses to average daily
      net assets. . . . . . . . . . .   0.92%   0.94%   1.02%   1.03%   1.06%   1.00%   0.98%   1.00%   1.10%   1.10%(3) 1.35%(3)
    Of net investment income to
      average daily net assets. . . .   4.66%   4.63%   4.84%   2.80%   2.32%   3.56%   5.97%   7.47%   8.22%   6.40%(3) 5.68%(3)

-----------------------------------------------------------------------------------------------------------------------------------


                                                  Period from
CLASS B SHARES                                   2/18/97(4) to
                                                    9/30/97
                                                 -------------
PER SHARE DATA
Net asset value, beginning of period. . . . . .     $1.00
                                                    -----
Operations:
    Net investment income . . . . . . . . . . .      0.02
Distributions to shareholders:
    From net investment income. . . . . . . . .     (0.02)
                                                    -----

Net asset value, end of period. . . . . . . . .     $1.00
                                                    -----
                                                    -----

SELECTED INFORMATION
Total return(2) . . . . . . . . . . . . . . . .      2.39%
Net assets, end of period (in thousands). . . .     $  10
Ratio of expenses to average daily net assets .      1.63%(3)
Ratio of net investment income to average
   daily net assets . . . . . . . . . . . . . .      4.00%(3)



(1) Commencement of operations.
(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(3) Annualized.
(4) Commencement of offering of class B shares.


--------------------------------------------------------------------------------
                        3  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------


U.S. GOVERNMENT MONEY MARKET FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY THROUGH INVESTMENTS IN SHORT-TERM U.S. GOVERNMENT SECURITIES.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
U.S. Government Money Market Fund invests only in securities that are issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to those securities. Not all of these securities are backed by the full faith and credit of the U.S. government.


The fund invests only in securities that mature in 397 calendar days or less from the date of purchase, and it maintains an average weighted maturity of 90 days or less. The fund's investments include securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to federal rules which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates.

The fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets. This policy may not be changed without shareholder approval. Up to 10% of the fund's net assets may be invested in illiquid securities.


RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The fund seeks to maintain a stable share price of $1. However, there may be situations where the fund's share price could fall below $1, which would reduce the value of your account.

The level of income you receive from the fund will be affected by movements in short-term interest rates.

By investing solely in U.S. government and agency securities and repurchase agreements for those securities, the fund may offer less income than a money market fund investing in other high-quality money market securities.

  PLEASE REMEMBER: THE GOVERNMENT'S GUARANTEE DOES NOT EXTEND TO
  THE FUND ITSELF. NOR DOES IT COVER THE MARKET VALUE OR CURRENT YIELD OF GOVERNMENT SECURITIES.

The investment securities and techniques used by the fund present other risks as well, including interest rate risk. See page 8 for more information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
NANCY OLSEN is a senior vice president of Piper Capital with 19 years of financial experience.

SHAISTA TAJAMAL is a vice president of Piper Capital with seven years of financial experience.


--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES

Maximum front-end sales charge on purchases. . . . . .               none
  (AS A % OF OFFERING PRICE)
Maximum deferred sales charge. . . . . . . . . . . . .               none
  (AS A % OF NET ASSET VALUE AT PURCHASE
  OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . .               0.50%
12b-1 fee (after fee limitation)(1). . . . . . . . . .               0.20%


Other expenses . . . . . . . . . . . . . . . . . . . .               0.20%
                                                                     -----
Total operating expenses (after fee limitation)(1) . .               0.90%


(1) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.30% and total operating expenses would have been 1.00%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.


--------------------------------------------------------------------------------

EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.


1 year. . . . . . .           $9
3 years . . . . . .          $29
5 years . . . . . .          $50
10 years. . . . . .         $110


--------------------------------------------------------------------------------
                        4  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.
--------------------------------------------------------------------------------


                                                                                                                    Period from
                                                                Fiscal year ended September 30,                     7/5/88(1) to
                                            1997    1996    1995    1994    1993    1992    1991    1990    1989      9/30/88
                                           -------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period. . .  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00       $1.00
                                           -----   -----   -----   -----   -----   -----   -----   -----   -----       -----
Operations:
    Net investment income . . . . . . . .   0.05    0.05    0.05    0.03    0.02    0.04    0.06    0.08    0.08        0.01
Distributions to shareholders:
    From net investment income. . . . . .  (0.05)  (0.05)  (0.05)  (0.03)  (0.02)  (0.04)  (0.06)  (0.08)  (0.08)      (0.01)
                                           -----   -----   -----   -----   -----   -----   -----   -----   -----       -----
Net asset value, end of period. . . . . .  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00       $1.00
                                           -----   -----   -----   -----   -----   -----   -----   -----   -----       -----
                                           -----   -----   -----   -----   -----   -----   -----   -----   -----       -----


SELECTED INFORMATION

Total return(2) [GRAPH] . . . . . . . . .   4.71%   4.72%   4.99%   2.98%   2.51%   3.78%   6.05%   7.80%   8.37%   1.28%

Net assets, end of period
  (in millions) . . . . . . . . . . . . .  $ 285   $ 291   $ 256   $ 185   $ 195   $ 191   $ 199   $ 112   $  46   $  17
Ratio of expenses to average
  daily net assets. . . . . . . . . . . .   0.90%   0.90%   0.91%   0.92%   0.93%   0.90%   0.88%   0.91%   0.90%   0.90%(3)
Ratio of net investment income to
  average daily net assets. . . . . . . .   4.61%   4.62%   4.90%   2.88%   2.41%   3.58%   5.84%   7.35%   8.17%   7.16%(3)
Ratios before waivers by the
  distributor:
    Of expenses to average daily
      net assets. . . . . . . . . . . . .   1.00%   1.00%   1.01%   1.02%   1.03%   1.00%   0.97%   1.05%   1.29%   2.08%(3)
    Of net investment income to
      average daily net assets. . . . . .   4.51%   4.52%   4.80%   2.78%   2.31%   3.48%   5.75%   7.21%   7.78%   5.98%(3)




(1) Commencement of operations.
(2) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(3) Annualized.


--------------------------------------------------------------------------------
                        5  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

TAX-EXEMPT MONEY MARKET FUND SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Under normal market conditions, Tax-Exempt Money Market Fund will invest at least 80% of its total assets in high-quality, short-term municipal securities which are, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include securities issued by state and local governments (as well as certain U.S. territorial possessions) to obtain funds for various public purposes, such as the construction of airports, highways, hospitals and schools. There are two principal classifications of municipal securities:

1) General obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, and

2) Revenue bonds, which are payable only from the revenues derived from a particular facility or other specific revenue source. Revenue bonds may entail greater credit risk than general obligation bonds.

The balance of the fund's total assets may be invested in taxable money market securities and municipal securities subject to the alternative minimum tax. For temporary defensive purposes, the fund may invest up to 100% of its total assets in these securities when, in the opinion of the advisor, it is advisable in light of economic or market conditions. Any taxable money market securities purchased by the fund will be of the types described for Money Market Fund, except that Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in foreign securities.

All of the securities that the fund purchases, or that underlie its repurchase agreements, are U.S. dollar-denominated and are considered to be high quality. These securities are generally rated, or issued by an entity with comparable securities rated, within the two highest short-term rating categories of one or more nationally recognized rating agencies. In addition, the fund may purchase unrated securities if the advisor judges them to be comparable in quality.
The fund invests only in securities that mature in 397 calendar days or less from the date of purchase, and it maintains an average weighted maturity of 90 days or less. The fund's investments include securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to federal rules which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates.

The fund may invest in repurchase agreements, may purchase and sell securities on a when-issued or forward commitment basis, and may purchase municipal securities which include a put feature (the right to resell the security at a specified price within a specified period of time prior to maturity). Up to 10% of the fund's net assets may be invested in illiquid securities.

The fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets. This policy may not be changed without shareholder approval.

RISK CONSIDERATIONS

--------------------------------------------------------------------------------
The fund seeks to maintain a stable share price of $1. However, there may be situations where the fund's share price could fall below $1, which would reduce the value of your account.

The level of income you receive from the fund will be affected by movements in short-term interest rates.

The investment securities and techniques used by the fund present other risks as well, including credit risk and interest rate risk. See page 8 for more information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
DOUG WHITE, CFA, is a senior vice president of Piper Capital with 14 years of financial experience.

CATHERINE STIENSTRA is a vice president of Piper Capital with six years of financial experience.


--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES

Maximum front-end sales charge on purchases. . . . . .               none
  (AS A % OF OFFERING PRICE)
Maximum deferred sales charge. . . . . . . . . . . . .               none
  (AS A % OF NET ASSET VALUE AT PURCHASE
  OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . .               0.50%
12b-1 fee (after fee limitation)(1). . . . . . . . . .               0.20%

Other expenses . . . . . . . . . . . . . . . . . . . .               0.20%
                                                                     -----
Total operating expenses (after fee limitation)(1) . .               0.90%

(1) If Piper Jaffray had not voluntarily limited fees, the 12b-1 fee would have been 0.30% and total operating expenses would have been 1.00%. Voluntary 12b-1 fee limitations may be discontinued at any time after fiscal 1998 year end.

--------------------------------------------------------------------------------

EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.


1 year. . . . . . .            $9
3 years . . . . . .           $29
5 years . . . . . .           $50
10 years. . . . . .          $110


--------------------------------------------------------------------------------
                        6  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.

--------------------------------------------------------------------------------


                                                                                                                       Period from
                                                                Fiscal year ended September 30,                        7/5/88(1) to
                                            1997    1996    1995    1994    1993    1992    1991    1990    1989         9/30/88
                                          -----------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period. . .  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00         $1.00
                                           -----   -----   -----   -----   -----   -----   -----   -----    -----         -----
Operations:
    Net investment income . . . . . . . .   0.03    0.03    0.03    0.02    0.02    0.03    0.04    0.05     0.06          0.01
Distributions to shareholders:
    From net investment income(2) . . . .  (0.03)  (0.03)  (0.03)  (0.02)  (0.02)  (0.03)  (0.04)  (0.05)   (0.06)        (0.01)
                                           -----   -----   -----   -----   -----   -----   -----   -----    -----         -----
Net asset value, end of period. . . . . .  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00         $1.00
                                           -----   -----   -----   -----   -----   -----   -----   -----    -----         -----
                                           -----   -----   -----   -----   -----   -----   -----   -----    -----         -----


SELECTED INFORMATION

Total return(3) [GRAPH] . . . . . . . . .   2.77%   2.80%   3.02%   1.82%   1.87%   3.07%   4.54%   5.41%    5.76%         1.21%

Net assets, end of period
  (in millions) . . . . . . . . . . . . .  $ 235    $ 210   $ 206   $ 178   $ 169   $ 158   $ 134   $ 116    $  84        $  36
Ratio of expenses to average daily
  net assets. . . . . . . . . . . . . . .   0.90%    0.90%   0.91%   0.90%   0.92%   0.88%   0.87%   0.89%    0.90%        0.90%(4)
Ratio of net investment income to
  average daily net assets. . . . . . . .   2.75%    2.76%   2.97%   1.80%   1.83%   2.91%   4.37%   5.34%    5.63%        4.99%(4)
Ratios before waivers by the
  distributor:
    Of expenses to average daily
      net assets. . . . . . . . . . . . .   1.00%    1.00%   1.01%   1.00%   1.02%   0.98%   0.96%   0.98%    1.04%        1.44%(4)
    Of net investment income to
      average daily net assets. . . . . .   2.65%    2.66%   2.87%   1.70%   1.73%   2.81%   4.28%   5.25%    5.49%        4.45%(4)



(1) Commencement of operations.
(2) Includes distributions which are taxable for federal and state income tax purposes of $0.0001, $0.0001 and $0.0001 per share for fiscal 1997, 1995 and 1992, respectively.
(3) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(4) Annualized.


--------------------------------------------------------------------------------
                        7  Prospectus - Cash Management Funds

FUND DESCRIPTIONS

RISK FACTORS
--------------------------------------------------------------------------------

A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO EACH FUND IS PROVIDED IN "FUND DESCRIPTIONS." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY PIPER CASH MANAGEMENT FUNDS IS PROVIDED BELOW.


CREDIT RISK

Each fund is subject to the risk that the issuer of a security or a financial institution guaranteeing payment of principal or interest on a security could default on its financial obligation, causing a loss in a fund's portfolio. In addition, changes in credit rating or in the perceived credit quality of an issuer could affect the market value of a fund's investments. Each fund is also subject to credit risk when it enters into repurchase agreements. In a repurchase agreement, a fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. If the seller defaults on its obligation, there could be a loss to the fund.

FOREIGN ISSUER RISK

Money Market Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers. Tax-Exempt Money Market Fund may invest up to 5% of its total assets in these securities. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

INTEREST RATE RISK

Each fund is subject to interest rate risk. Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

LEVERAGE RISK

Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices that can multiply small index or market movements into large changes in value involve leverage risk. Each fund has the ability to borrow, which may subject it to leverage risk. In addition, Tax-Exempt Money Market Fund may purchase and sell securities on a when-issued or forward commitment basis. This practice, which involves the purchase or sale of a security at a future date for a predetermined price, may involve leverage risk as well as the risk that purchased securities may decrease in value prior to their delivery.

LIQUIDITY RISK

Each fund may invest up to 10% of its net assets in illiquid securities. A fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.

Each fund may invest without limitation in certain types of securities which historically have been considered illiquid, but only if they are determined to be liquid under procedures adopted by the board of directors. These include unregistered securities which can be resold, without registration, to qualified institutional buyers (Rule 144A securities). Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


--------------------------------------------------------------------------------
                        8  Prospectus - Cash Management Funds

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------

YOU MAY BECOME A SHAREHOLDER IN PIPER FUNDS WITH AN INITIAL INVESTMENT OF $250 OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Your purchase price will be equal to the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares. Each fund's net asset value is normally expected to be $1 per share.

Money Market Fund offers class A and class B shares. Tax-Exempt Money Market Fund and U.S. Government Money Market Fund offer a single class of shares called "class A shares" in this prospectus.


CLASS A SHARES

Class A shares of the cash management funds are offered at net asset value with no initial or contingent deferred sales charge. They are, however, subject to annual 12b-1 fees of 0.30% of average daily net assets. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares to 0.20% of average daily net assets.


CLASS B SHARES

 MONEY MARKET FUND CLASS B SHARES ARE AVAILABLE ONLY IN EXCHANGE FOR CLASS B SHARES OF ANOTHER PIPER FUND.

Money Market Fund class B shares are offered at net asset value with no initial sales charge. However, class B shares are subject to a contingent deferred sales charge of up to 4% and are subject to annual 12b-1 fees of 1% of average daily net assets.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------

CASH MANAGEMENT PROGRAM

If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, you may purchase class A shares of the cash management funds through your PAT account or PAT Plus account. Each of these accounts is a conventional securities account that may be used to buy and sell securities. Available cash in the account is automatically invested in shares of the cash management fund you specify. Shares of the fund are redeemed automatically at net asset value if cash is needed to pay debits in your account. See your PAT or PAT Plus account agreement for details of the account.

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase class A shares of the cash management funds as part of a savings discipline, you may automatically transfer $100 or more each month to any fund from your bank, savings and loan, or other financial institution.


--------------------------------------------------------------------------------
                        9  Prospectus - Cash Management Funds

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS

--------------------------------------------------------------------------------
Dividends from a fund's net investment income will be declared daily and reinvested in additional shares of the fund monthly. Shares begin accruing dividends on the settlement date for their purchase and continue through the day before the settlement date for their sale. Net realized capital gains of each fund, if any, will be declared and reinvested in additional fund shares at least annually.


 CLASS B SHAREHOLDERS GENERALLY WILL RECEIVE LOWER DIVIDENDS FROM NET INVESTMENT INCOME THAN CLASS A SHAREHOLDERS BECAUSE OF THE HIGHER EXPENSES APPLICABLE TO CLASS B SHARES.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Each fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as a fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

For Money Market Fund and U.S. Government Money Market Fund, dividends you receive from the fund are generally taxable as ordinary income whether you reinvest them or take them in cash. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes. You should consult your tax advisor for more information.

Tax-Exempt Money Market Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal tax. However, the fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

You may exchange your class A shares only for class A shares of another Piper fund. Your class B Money Market Fund shares may be exchanged only for class B shares of another fund. However, please note that not all Piper funds offer class B shares.

Exchanges between the cash management funds are made based on the net asset value per share of each fund at the time of the exchange. Exchanges from a cash management fund into a fund which imposes a front-end sales charge will generally require payment of the sales charge, except in cases where you originally purchased shares of a Piper fund subject to a sales charge and then exchanged into a cash management fund. In that case, you will be required to pay a sales charge equal to the difference between the sales charge on the exchange purchase and the sales charge on the original purchase. If you exchange less than all of your shares of a cash management fund, shares which may be exchanged at net asset value without payment of any sales charge will be exchanged first.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the funds will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments which result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.

STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditor's report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.


STATEMENTS


Statements are mailed monthly (quarterly if your account has no activity) and include information on each purchase or sale of fund shares. Separate confirmations are not sent out.


--------------------------------------------------------------------------------
                        10  Prospectus - Cash Management Funds

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE (LESS ANY CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS B SHARES) ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
Proceeds from a sale of shares normally will be transferred to your account -- if you are a Piper Jaffray client with a signed PAT agreement -- or sent to you or your broker the next business day. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the funds' transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.


Remember to keep at least $200 in your account. If your account falls below $200 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.

PAYING THE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES
--------------------------------------------------------------------------------

 MONEY MARKET FUND CLASS B SHARES ARE AVAILABLE ONLY IN EXCHANGE
 FOR CLASS B SHARES OF ANOTHER PIPER FUND.

The exchange from class B shares of another Piper fund (your "original Piper fund shares") into class B shares of Money Market Fund will not be subject to a contingent deferred sales charge (CDSC). However, if you sell your class B shares of Money Market Fund, you will be assessed a CDSC based on the date you purchased your original Piper fund shares.

The CDSC is based on the value of your original Piper fund shares when they were purchased or on the value of the Money Market Fund class B shares at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

If sold during this period                              the CDSC would be
                                                   (as a % of net asset value)
--------------------------------------------------------------------------------
Calendar year of purchase . . . . . . . . . . . . . . . . . . . 4%
First calendar year after purchase. . . . . . . . . . . . . . . 4%
Second calendar year after purchase . . . . . . . . . . . . . . 3%
Third calendar year after purchase. . . . . . . . . . . . . . . 2%
Fourth calendar year after purchase . . . . . . . . . . . . . . 2%
Fifth calendar year after purchase. . . . . . . . . . . . . . . 1%

Your CDSC is based on the calendar years in which you purchase your original Piper fund shares and sell your class B Money Market Fund shares, rather than on the number of years since you purchased your original Piper fund shares.

FOR EXAMPLE:

If you buy class B shares of another Piper fund on December 31, 1997, exchange them for class B Money Market Fund shares and then sell the class B Money Market Fund shares on January 1, 1999, you will pay a 3% CDSC, even though you purchased the original Piper fund shares just over one year ago.

If you exchange your class B Money Market Fund shares for class B shares of another Piper fund and later sell the "new" class B shares, the date you purchased the original Piper fund shares will be used to determine your CDSC (and to determine when your new class B shares convert to class A shares, as discussed below).

To help you minimize your CDSC, class B shares that are not subject to a CDSC will be sold first. Other class B shares will then be sold in the order purchased.

CONVERSION FEATURE

Your class B shares will automatically convert to class A shares on January 1 of the sixth calendar year following the year in which you purchased original Piper fund shares. The conversion will be based on the net asset values of the two classes. Whenever any of your class B shares convert to class A shares, a proportionate number of class B shares purchased by reinvested distributions will also convert.

CDSC WAIVERS

The CDSC on class B shares will be waived:

-   Due to death or disability of the shareholder.

-   To allow a lump-sum distribution from a qualified employee benefit plan.

- To allow systematic withdrawals from a qualified employee benefit plan, if you are at least 59 1/2 years old.

-   To allow for a tax-free return of an excess contribution to your IRA.

-   If your account balance falls below $200 and your account is liquidated.


--------------------------------------------------------------------------------
                        11  Prospectus - Cash Management Funds

GENERAL INFORMATION
--------------------------------------------------------------------------------


HOW THE FUNDS ARE ORGANIZED
--------------------------------------------------------------------------------
Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund are diversified series of Piper Funds Inc., an open-end investment company.

VOTING RIGHTS


Although the funds are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When your fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

RIGHTS OF DIFFERENT CLASSES

The different classes of shares of a fund have the same rights and are identical in all respects except that:

- Expenses related to the distribution of each class of shares are borne solely by that class.

- To the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class.

- Each class has exclusive voting rights with respect to approval of any 12b-1 distribution plan related to that class. However, as long as class B shares convert into class A shares, class B shareholders will have the right to vote on any distribution fees imposed on class A shares.

-   Only class B shares carry a conversion feature.

-   Each class has different exchange privileges.

FUND OBJECTIVES


Each fund's investment objective is fundamental and may be changed only with shareholder approval. The funds' investment policies and techniques may be changed without shareholder approval, unless otherwise noted.


HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------
The funds are governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the funds' activities, review their performance and review the actions of the funds' advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the funds' operations.

INVESTMENT ADVISOR

Piper Capital Management Incorporated
222 South Ninth Street
Minneapolis, MN 55402-3804

As investment advisor, Piper Capital manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Descriptions" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, MN 55402-3804

Piper Jaffray is the principal distributor of the funds' shares. Other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.


CUSTODIAN AND ACCOUNTING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

As the funds' custodian and accounting agent, IFTC holds the funds' portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, MO 64105-1802

PIPER JAFFRAY (address listed above)

Piper Trust Company
222 South Ninth Street
Minneapolis, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the funds. Piper Jaffray and Piper Trust provide these services for shareholders whose accounts they maintain.


--------------------------------------------------------------------------------
                        12  Prospectus - Cash Management Funds

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

NANCY OLSEN is director of the cash management team and a senior vice president of Piper Capital. She joined the advisor in 1987 and has managed Money Market Fund and U.S. Government Money Market Fund since their inceptions. She has 19 years of financial experience.

CATHERINE STIENSTRA is a vice president of Piper Capital. She joined the advisor in 1990 and has managed Tax-Exempt Money Market Fund since 1991. She has six years of financial experience.

SHAISTA TAJAMAL is a vice president of Piper Capital. She joined the advisor in 1990 and has managed Money Market Fund and U.S. Government Money Market Fund since 1990. She has seven years of financial experience.

DOUG WHITE, CFA, is a senior vice president of Piper Capital. He joined the advisor in 1987 and has managed Tax-Exempt Money Market Fund since inception. He has 14 years of financial experience.


HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray and other brokerage firms which sell fund shares receive compensation in several ways. A portion of this compensation is typically passed along to your broker.


SALES COMMISSIONS

Piper Jaffray receives any CDSC imposed when you sell your class B shares.

12b-1 FEES

Piper Jaffray receives 12b-1 fees from each fund for providing distribution-related services and for servicing shareholder accounts. Fees are established under each fund's 12b-1 plan, which is approved by the board, and vary by class. Class A and class B shares pay 12b-1 fees at annual rates equal to 0.30% and 1% respectively, of average daily net assets. Piper Jaffray is currently voluntarily limiting the 12b-1 fees it receives from class A shares to 0.20% of average daily net assets.

For each fund, Piper Jaffray pays a portion of its 12b-1 fee to brokerage firms which have sold shares of that fund. Firms receive an annual fee equal to 0.20% of the fund's average daily net assets attributable to shares sold by the firm's brokers. Piper Jaffray may also use 12b-1 fees to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The funds purchase most of their portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the funds may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of these or any other Piper funds. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.


NET ASSET VALUE

--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares. The securities held by the funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


Each fund attempts to maintain a net asset value of $1 per share. Under the direction of the board of directors, procedures have been adopted to monitor and stabilize each fund's price per share.

Net asset value is calculated as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) on each day the exchange is open for trading.

PENDING LAWSUITS
--------------------------------------------------------------------------------
The following two complaints, which are based on allegations of misrepresentation and improper management, are pending relating to the Intermediate Bond Fund (formerly Institutional Government Income Portfolio), another series of Piper Funds Inc.

1) Filed April 11, 1995, by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. First filed in Minnesota State District Court, Hennepin County, and moved to U.S. District Court, District of Minnesota. Defendants include Piper Funds Inc., Piper Jaffray and certain persons affiliated or formerly affiliated with Piper Capital and Piper Jaffray.

2) Filed June 22, 1995, by Beverly Muth, in the Montana Thirteenth Judicial District Court, Yellowstone County. Filed against Piper Jaffray and an affiliated person.

Piper Capital and Piper Jaffray are also subject to an investigation by the Securities and Exchange Commission which began
February 21, 1995, related to various funds and assets managed by Piper Capital.


--------------------------------------------------------------------------------
                        13  Prospectus - Cash Management Funds

Prospectus - Cash Management Funds


FOR MORE INFORMATION
--------------------------------------------------------------------------------

Annual/Semiannual Reports

Shareholder reports include financial statements and performance information on the funds, a message from your portfolio managers, and, on an annual basis, the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To order free copies, please write or call:

PIPER CAPITAL MANAGEMENT
ATTN: MUTUAL FUND SERVICES
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

800 866-7778




No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the funds or Piper Jaffray.

--------------------------------------------------------------------------------
[LOGO]                        PIPER FUNDS   222 South Ninth Street
                              Minneapolis, MN 55402-3804

                                                     #30600    11/1997    224-97

                                     PART B
                                  GROWTH FUND
                            GROWTH AND INCOME FUND
                             EMERGING GROWTH FUND
                          SMALL COMPANY GROWTH FUND
                                 BALANCED FUND

                           Series of Piper Funds Inc.

                      STATEMENT OF ADDITIONAL INFORMATION
                               November 24, 1997

                               Table of Contents
                                                                          Page
                                                                          ----
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Characteristics and Risks of Securities and
  Special Investment Methods . . . . . . . . . . . . . . . . . . . . . .    2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . .   21
Directors and Executive Officers . . . . . . . . . . . . . . . . . . . .   23
Investment Advisory and Other Services . . . . . . . . . . . . . . . . .   27
Portfolio Transactions and Allocation of Brokerage . . . . . . . . . . .   34
Capital Stock and Ownership of Shares. . . . . . . . . . . . . . . . . .   37
Net Asset Value and Public Offering Price. . . . . . . . . . . . . . . .   39
Performance Comparisons. . . . . . . . . . . . . . . . . . . . . . . . .   40
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . . . . . .  A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . . . . . .  B-1
Appendix C - Stock Index Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the following four Prospectuses. each dated November 24, 1997: (1) Prospectus for the Class A and B shares of Growth Fund, Emerging Growth Fund and Small Company Growth Fund; (2) Prospectus for the Class Y shares of Emerging Growth Fund; (3) Prospectus for the Class A and B shares of Growth and Income Fund and Balanced Fund; and (4) Prospectus for the Class Y shares of Growth and Income Fund. This Statement of Additional Information should be read in conjunction with each applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

30201/30301

                                 INTRODUCTION

     The shares of Piper Funds Inc. (the "Company") are currently offered in twelve series. This Statement of Additional Information relates to five of these series: Growth Fund, Emerging Growth Fund, Small Company Growth Fund,
Growth and Income Fund and Balanced Fund.   These series are sometimes referred
to herein individually as a "Fund" or, collectively, as the "Funds." The investment objectives and policies of the Funds are set forth in the Funds' respective Prospectuses. Certain additional investment information is set forth below.

                   CHARACTERISTICS AND RISKS OF SECURITIES
                       AND SPECIAL INVESTMENT METHODS

     The types of securities and investment techniques used by the Funds are described in the Funds' Prospectuses. Additional information about certain of these securities and investment techniques is set forth below.

COMPANIES IN WHICH SMALL COMPANY GROWTH FUND AND EMERGING
GROWTH FUND INVEST

     In the view of Piper Capital Management Incorporated (the "Adviser"), there are four broad phases of corporate growth. The first phase of corporate growth occurs during the infancy of a company. Investing in a company during this phase involves the potential for rapid growth but also involves high risk. During the second phase of a company's growth, sometimes referred to as the emerging growth phase, there is often a period of swift development during which growth occurs at a rate generally not equaled by more mature companies. Investing in a company during this phase of its growth may still involve substantial risk. There next occurs a third phase of established growth in which growth is generally less dramatic because of competitive forces, regulations and internal bureaucracy. This is followed by a fourth phase of maturity, when the growth pattern of a company begins to roughly reflect the increase in gross national product. The small capitalization companies in which Small Company Growth Fund invests will generally be positioned in the first phase of corporate growth, or early in the second phase. For Emerging Growth Fund, the Adviser intends to focus on companies which it believes are positioned in the second phase of growth. Of course, the actual growth of a company is not necessarily consistent with this pattern and cannot be foreseen.

     The following illustration represents the Adviser's conception of the four phases of revenue growth for a successful business. This graph is presented for illustrative purposes only, and does not represent the actual revenue growth of a typical company. In addition, there is no necessary correlation between the growth of a company's revenues and the market value of its stock. This illustration should not be considered a representation of the performance of the common stocks in which the Fund invests.

                    EMERGING        ESTABLISHED
     INFANCY         GROWTH          GROWTH            MATURITY
     PHASE 1         PHASE 2         PHASE 3           PHASE 4


                                [CHART]


SHORT-TERM MONEY MARKET SECURITIES

     As set forth in the Funds' respective Prospectuses, each Fund may invest in short-term money market securities including obligations of the U.S. government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. No Fund will invest more than 15% of its net assets in time deposits and other illiquid securities. See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Ratings Services ("Standard & Poor's"),
(b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA by Standard & Poor's, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.

     Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's or AA or better by Standard & Poor's.

U.S. GOVERNMENT SECURITIES

     Growth and Income Fund and Balanced Fund may invest in U.S. government securities (in addition to the short-term money market securities discussed above). Such securities are issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

     Obligations of U.S. government agencies or instrumentalities are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

     U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, the market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree of fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended. Because such income may not be matched by a corresponding cash distribution to a Fund, a Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

MORTGAGE-RELATED SECURITIES

     Growth and Income Fund and Balanced Fund may invest in U.S. government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHMLC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guaranty but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and
(c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which Growth and Income Fund and Balanced Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

     (1 ) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether the mortgagor actually makes the payment.

     - GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     - Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     - Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     (2) FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans.

     Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHMLC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     (c) ADJUSTABLE RATE MORTGAGE SECURITIES. Growth and Income Fund and Balanced Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

     (d) COLLATERALIZED MORTGAGE OBLIGATIONS. Growth and Income Fund and Balanced Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multiclass pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

     The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below.
Floating rate CMOs are generally
backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

     Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, interest only and principal only tranches and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.

     An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

     Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero-coupon bonds. At the same time, however, and also like a zero-coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.

     Balanced Fund will limit its aggregate investments in inverse floaters, interest only, principal only, inverse interest only and Z tranches of CMOs, and stripped mortgage-backed securities (discussed below) to 5% of the Fund's net assets. Growth and Income Fund will not invest in such securities.

     (e) STRIPPED MORTGAGE-BACKED SECURITIES. Balanced Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     There are generally two classes of SMBS, one of which (the interest only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the principal only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security.

OPTIONS

     As set forth in the Funds' respective Prospectuses, each Fund may write and purchase put and call options on securities and on stock indexes listed on national securities exchanges. The Funds may purchase and write only exchange-traded options.

     WRITING COVERED OPTIONS. Each Fund may write (I.E., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by a Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

     The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     The Funds will write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

     PURCHASING OPTIONS. Each Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     Each Fund also may purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Fund and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     STOCK INDEX OPTIONS - GENERAL. Each Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options are purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options are written for hedging purposes and to realize income from the premiums received on the sale of such options. Options are traded both on broadly based stock market indexes and on industry or market segment indexes.

     Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends upon price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.

     Except as described below, the Funds will write call options on indexes only if on such date a Fund holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, "qualified securities" or other liquid securities with a market value determined on a daily basis of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate, escrow or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, pledged or escrowed falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, pledge or escrow an amount in cash, "qualified securities" or other liquid securities equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the Nasdaq against which the Fund has not written a stock call option.

     A Fund may write a put on a stock index only if it is "secured." A put is "secured" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account with the Custodian or holds a put on the same underlying index at an equal or greater exercise price.

     The Funds are not subject to any limitations with respect to the percentage of total assets that may be hedged. Accordingly, a Fund will not be prohibited from purchasing or writing stock index options to hedge against changes in the value of its entire portfolio.

     The purchase and sale of options on stock indexes by a Fund are subject to certain risks that are not present with options on securities. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on indexes is subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Adviser is unsuccessful in predicting the movements of an index, the Funds could be in a worse position than had no hedge been attempted.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it is the Funds' policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The markets for certain index options are still relatively illiquid   The
ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that the market will develop in all index option contracts. The Funds will not purchase or sell any index option contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON STOCK INDEXES. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Funds will write call options on indexes only under the circumstances described above.

     Price movements in a Fund's portfolio probably will not correlate perfectly with movements in the level of the index and, therefore, each Fund bears the risk that the price of the securities held by such Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of such Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date, but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON STOCK INDEXES. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out-of-the-money, i.e., the exercise price of the option rises above the closing index value, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. While a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each Fund may purchase and sell stock index futures contracts and Growth and Income Fund and Balanced Fund may purchase and sell interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.

     The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may in part or entirely offset increases in the costs of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B and Appendix C to this Statement of Additional Information.

     Each Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     Additional information with respect to interest rate and stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix B and Appendix C, respectively, to this Statement of Additional Information.

ILLIQUID SECURITIES

     As a nonfundamental investment restriction that may be changed at any time without shareholder approval, no Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors.
Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Growth and Income Fund and Balanced Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

     The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

MORTGAGE DOLLAR ROLLS

     In connection with their ability to purchase securities on a when-issued or forward commitment basis, Growth and Income Fund and Balanced Fund may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend on the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     For financial reporting and tax purposes, mortgage dollar rolls are considered to be two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. To the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

     The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by the Adviser, and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

     Each of the Funds may lend its portfolio securities. However, none of the Funds have done so in the past nor do the Funds currently intend to do so. In order to generate additional income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors and will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to dollar roll transactions is considered to be less than 12 months. See "--Mortgage Dollar Rolls" above. A portfolio turnover rate in excess of 100% could result in higher transaction and other increased costs to a Fund. Portfolio turnover rates are set forth in the Prospectus in "Financial Highlights.

DIVERSIFICATION

     Each Fund intends to operate as a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

                           INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the respective Prospectuses, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     No Fund will:

     (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     (2) Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     (3) Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes.

     (4) Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     (5) Purchase or sell commodities or commodity futures contracts, except that the Funds may enter into financial futures contracts and engage in related options transactions.

     (6) Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. Growth and Income Fund will not invest in real estate limited partnerships.

     (7) Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (8) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies, or the acquisition of securities subject to repurchase agreements.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     (1)  Invest in warrants.

     (2)  Make short sales of securities.

     (3) Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     (4) Invest more than 5% (25% for Balanced Fund) of total assets in the securities of foreign issuers.

     (5)  Invest more than 15% of net assets in illiquid securities.

     Any investment restriction or limitation referred to above or in a Fund's Prospectus which involves a maximum percentage of securities or assets, except a Fund's borrowing policy and policy with respect to investing in illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                     DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

     Name, Address and (Age)       Position with the Company
     -----------------------       -------------------------

     William H. Ellis* (55)        Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett (57)         Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer (70)             Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich (48)        Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg (60)       Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     David A. Hughey (66)          Director
     134 Powers Road
     Meredith, NH 03253

     George Latimer (62)           Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow (46)              President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson (34)         Vice President
     Piper Jaffray Tower           and Treasurer
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Susan S. Miley (40)           Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

--------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") and Director of Piper Jaffray Inc..

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of various privately held and nonprofit corporations.

     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

     Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

     George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he was a Senior Vice President of the Adviser.

     Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

     Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior thereto she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

     Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer, and a Pricing Committee consisting of Ms. Emmerich and Mr. Hughey.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if assets are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors, the Derivatives Subcommittee and the Pricing Committee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1997, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1996. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                    Aggregate Compensation     Total Compensation
Director               from the Company        from Fund Complex*
--------            ----------------------     ------------------
David T. Bennett            $16,067                  $56,250
Jaye F. Dyer                $14,567                  $58,750
Karol D. Emmerich           $16,067                  $58,750
Luella G. Goldberg          $15,317                  $60,750
George Latimer              $14,567                  $56,750
David A. Hughey             $11,676                  $   -0-


--------------
* Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                   INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Pursuant to an Investment Advisory and Management Agreement with the Company, the Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, each Fund pays the Adviser monthly advisory fees equal on an annual basis to a certain percentage of the Fund's average net assets as set forth in the following table. Fees paid by the Funds are higher than fees paid by most other investment companies.

                                              Annual Advisory Fee
       Average Net Asset Values                as Percentage of
              of each Fund                     Average Net Assets
      --------------------------              -------------------
      On the first $100,000,000                       .75%
      On the next $200,000,000                        .65%
      On the next $200,000,000                        .55%
      On average assets of over $500,000,000          .50%

     The table below sets forth the advisory fees paid by the Funds for the periods indicated:

                             Advisory fees        Advisory fees         Advisory fees
                            for the fiscal       for the fiscal        for the fiscal
                              year ended           year ended           year ended
Fund                      September 30, 1995   September 30, 1996    September 30, 1997
----                      ------------------   ------------------    ------------------
Growth Fund                   $1,232,856            $1,248,175            $1,314,478
Emerging Growth Fund           1,525,105             1,875,662             2,034,041
Small Company Growth Fund        463,332               307,937               223,793
Growth and Income Fund           512,370               639,184               901,743
Balanced Fund                    324,086               342,187               362,819


     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors.

     The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, each Fund pays a quarterly fee to the Distributor equal, on an annual basis to .50% of such Fund's average daily net assets attributable to Class A shares and 1.00% of such Fund's average daily net assets attributable to Class B shares. Such fee is paid for servicing of the Fund's shareholder accounts and providing distribution-related services to the Funds.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). The .50% Rule 12b-1 fee paid by each Fund with respect to its Class A shares is comprised of (a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class A shares and (b) a distribution fee equal to .25% of the Fund's average daily net assets attributable to Class A shares. The 1.00% Rule 12b-1 fee paid by each Fund with respect to its Class B shares is comprised of (i) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.

     Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; interest expenses; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

     The Distributor voluntarily limited the amounts payable under the Distribution Plan to an annual rate of .34% of average daily net assets for each Fund's Class A shares for the fiscal year ended September 30, 1997. The voluntary limitations for the fiscal year ending September 30, 1998 are .34% of each Fund's average daily net assets attributable to Class A shares. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to any Fund's Class B shares.

     Total distribution fees for the fiscal year ended September 30, 1997 and how those fees were used by the Distributor are:

                           Growth    Emerging     Small Company   Growth and   Balanced
                            Fund    Growth Fund    Growth Fund   Income Fund     Fund
                        ---------   -----------   -------------  -----------  ---------
Advertising             $  74,680    $ 107,553      $  11,866     $  46,617   $  19,345
Printing and mailing
  of prospectuses to
  other than current
  shareholders                -0-          -0-            -0-           -0-         -0-
Compensation to
  underwriters (trail
  fees to investment
  executives)             560,660      809,959         90,039       352,489     145,240
Compensation to
  dealers                     -0-          -0-            -0-           -0-         -0-
Compensation to
  sales personnel             -0-          -0-            -0-           -0-         -0-
Interest, carrying or
  other financing charge      -0-          -0-            -0-           -0-         -0-
Other (specify)
                        ---------    ---------      ---------     ---------   ---------
Total                   $ 635,340    $ 917,512      $ 101,905     $ 399,106   $ 164,585


UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to an Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plan discussed above, the Distributor receives the initial sales charge on sales of Class A shares of the Funds and any contingent deferred sales charge imposed on redemptions of Class B shares of the Funds and redemption of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the respective Prospectuses. The following table sets forth the aggregate dollar amount of underwriting commissions paid by the Funds for the periods indicated and the amount of such commissions retained by the Distributor.

                               Total Underwriting Commissions                Underwriting Commissions Retained by Distributor
                 -------------------------------------------------------  -------------------------------------------------------
                 Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended
                  Sept. 30, 1995     Sept. 30, 1996     Sept. 30, 1997     Sept. 30, 1995     Sept.  30, 1996    Sept.  30, 1997
                 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
Growth Fund         $ 133,585           $ 169,574          $ 51,963           $ 77,479            $ 100,049         $ 32,231
Emerging
  Growth Fund         288,665             695,309           141,407            167,426              410,232           91,669
Small Company
  Growth Fund          39,339              23,234            51,378             22,817               13,708           32,467
Growth and
  Income Fund          67,532             187,370            91,403             39,169              110,548           58,323
Balanced Fund          42,214              73,382            12,460             24,484               43,295            8,122


     For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions from the Funds as set forth below.

                                      Brokerage Commissions Paid to Distributor
                           ----------------------------------------------------------
                            Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                           September 30, 1995  September 30, 1996  September 30, 1997
                           ------------------  ------------------  ------------------
Growth Fund                     $       0           $      0             $     0
Emerging Growth Fund               15,314              3,726                   0
Small Company Growth Fund         125,638             65,924               4,020
Growth and Income Fund                  0                  0                   0
Balanced Fund                           0                  0                   0


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $6.00 per active shareholder account (defined as an account that has a balance of shares) by each Fund and $1.60 per closed account (defined as an account that does not have a balance of shares but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     During the fiscal year ended September 30, 1997, the Funds paid the following amounts to the Distributor and Piper Trust under the Shareholder Account Servicing Agreements.

                              Amount paid         Amount paid
                            to Distributor      to Piper Trust
                            --------------      --------------
Growth Fund                    $  76,219            $ 20,219
Emerging Growth Fund             131,958              26,866
Small Company Growth Fund         28,521                 840
Growth and Income Fund            58,500               2,843
Balanced Fund                     16,141              11,429


     PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

     When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The

Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

     The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

     The Adviser has an understanding with PaineWebber Incorporated ("PaineWebber") pursuant to which brokerage transactions are directed to PaineWebber because of research services provided. PaineWebber provides the Adviser with research-oriented computer software and services. During the fiscal year ended September 30, 1997, PaineWebber executed brokerage transactions for the Funds and was paid commissions as follows:

                                Dollar amount of      Brokerage commissions
                             transactions executed       paid by Fund to
                              through PaineWebber          PaineWebber
                             ---------------------    ---------------------
Small Company Growth Fund         $    623,125              $  1,800
Emerging Growth Fund              $          0              $      0
Growth Fund                       $ 31,425,706              $ 46,512
Growth and Income Fund            $ 19,462,204              $ 22,675
Balanced Fund                     $  3,816,835              $  4,908


     Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

     The Funds paid the following brokerage commissions for the periods indicated:

                              Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                             September 30, 1995  September 30, 1996  September 30, 1997
                             ------------------  ------------------  ------------------
Growth Fund                      $ 451,281            $ 104,995           $ 260,274
Emerging Growth Fund               193,809              208,245             277,894
Small Company Growth Fund          325,156              110,776              41,832
Growth and Income Fund              38,430               50,309             152,970
Balanced Fund                       16,115                8,592              29,465


     The following table sets forth additional information with respect to brokerage commissions paid by each Fund during the fiscal year ended September 30, 1997:

                                                                                     % of Fund's aggregate
                                                                                       dollar amount of
                                                                                    transactions involving
                                                                    % of Fund's            payment of
                                                 Brokerage        total brokerage      commissions which
                            Total brokerage   commissions paid   commissions paid    was effected through
                           commissions paid    to Distributor     to Distributor        the Distributor
                           ----------------   ----------------   ----------------   ----------------------
Growth Fund                    $ 260,274          $     0                 0                     0
Emerging Growth Fund             277,894                0                 0                     0
Small Company Growth Fund         41,832            4,020               9.6                   8.4
Growth and Income Fund           152,970                0                 0                     0
Balanced Fund                     29,465                0                 0                     0


     From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. Balanced Fund purchased securities issued by Morgan Stanley during the year and held $533,145 of securities issued by Morgan Stanley at fiscal year end. No other Fund purchased securities of its regular brokers or dealers or parent companies of such brokers or dealers during the 1997 fiscal year.

OPTION TRADING LIMITS

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Companies and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                     CAPITAL STOCK AND OWNERSHIP OF SHARES

     The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

     Each Fund's shares constitute a separate series of the Company's common stock. The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

     The Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

     Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     As of November 14, 1997, shareholders who owned of record or were known by the Funds to own beneficially 5% or more of the outstanding shares of any class of any of the Funds are listed below. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund, and of each class thereof, as of such date.

     Growth Fund--Class B shares: Piper Jaffray, custodian for the benefit of Douglas Dearden, 8968 East Gail Road, Scottsdale, AZ 85260, 2,705 shares (12.36%), Wayne A. and Cathy A. Miller, NSA Box 293, Westhope ND 58793, 1,795 shares (8.20%), Piper Jaffray, custodian for the benefit of Shanta Shenoy IRA, 430C Costa Mesa Terrace, Sunnyvale, CA 94086, 1,094 shares (5.00%), Steel West Inc., Employee Profit Sharing Trust Plan, Carl Hoehner, Trustee, P.O. Box 5427, Pocatello ID 83202, 2,260 shares (10.33%) and Robert and Shannon Swanson, 2470 Michaud Creek Road, Pocatello ID 83204, 1,285 shares (5.87%).

     Growth and Income Fund--Class B shares: Eunice Osborn Burton, Trustee, Eunice O. Burton Revocable Living Trust, 1003 10th Street NW, Austin, MN 55912, 4,335 shares (7.17%) and Elaine W. Raleigh, 2341 Benton Avenue, Richland, WA 99352, 3,036 shares (5.02%). Growth and Income Fund--Class Y shares: Piper Capital Management, ADV Norwest Bank Trustee, Blue Cross/Blue Shield Defined Benefit Pension Plan, 733 Marquette Ave., Minneapolis, MN 55479, 65,521 shares (7.56%), Piper Capital Management, ADV Delta Dental, 7807 Creekridge Circle, Minneapolis, MN, 122,544 shares (14.13%), Piper Trust Company, trustee for the benefit of Colon & Rectal Surgery Associates, 222 S. 9th Street, Minneapolis, MN 55402, 63,032 shares (7.27%), Piper Trust Company, trustee for the benefit of Bannock Regional Medical Center Retirement & Incentive Savings Plan, 222 S. 9th Street, Minneapolis, MN 55402, 73,648 shares (8.49%) and Piper Trust Company Inc., 222 S. 9th Street, Minneapolis, MN 55402, 431,967 shares (49.82%).

     Emerging Growth Fund--Class B shares: Ronald J. Gardner DDS, P.O. Box 832, Blackfoot, ID 83221, 11,082 shares (12.15%). Emerging Growth Fund--Class Y shares: Piper Trust Company, trustee for the benefit of Piper Jaffray Companies Inc. 401(k), 222 S. 9th Street, Minneapolis, MN 55402, 1,977,652 shares (47.12%)
and Piper Trust Company, trustee for the benefit of Bannock Regional Medical Center Retirement & Incentive Savings Plan, 222 S. 9th Street, Minneapolis, MN 55402, 264,038 shares (6.29%).

     Small Company Growth Fund--Class B shares: Piper Jaffray, custodian for the benefit of Gerald R. Allen IRA, 2825 White Blvd., Butte, MT 59701, 5,306 shares (7.76%), Piper Jaffray, custodian for the benefit of John A. James SEP, 1032 W. 81st S., Idaho Falls, ID 83402, 3,926 shares (5.75%) and Life Spring Women's Clinic PA, 1660 John Adams Pkwy, Idaho Falls, ID 83401, 5,313 shares (7.77%).

     Balanced Fund--Class A shares: Piper Trust Company, trustee for the benefit of Bannock Regional Medical Center Retirement & Incentive Savings Plan, 222 S. 9th Street, Minneapolis, MN 55402, 224,369 shares (6.68%). Balanced Fund--Class B shares: Piper Jaffray Companies Inc., 222 S. 9th Street, Minneapolis, MN 55402, 754 shares (29.19%), Mark Larry Torbert, P.O. Box 44, Dupont, WA 98327, 149 shares

(5.75%), Robert G. and Lynda W. Bakula, P.O. Box 3232, Ballwin, MO 63022, 365 shares (14.12%), Piper Jaffray, custodian for the benefit of Julie L. Thorsen IRA, 630 Boyd Drive, Grand Forks, ND 58203, 435 shares (16.85%) and Piper Jaffray, custodian for the benefit of Raeola Rhead IRA, 421 N. 8th, Pocatello, ID 83201, 758 shares (29.34%).

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in each Prospectus in the text following the headings "Buying Shares -- Calculating Your Purchase Price" and "General Information -- Net Asset Value." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1997, the net asset value per share for each Fund was calculated as follows:

                          GROWTH FUND--CLASS A SHARES

Net Assets ($201,954,257)         =  Net Asset Value Per Share
--------------------------------     ($12.79)
Shares Outstanding (15,788,836)

                          GROWTH FUND--CLASS B SHARES

Net Assets ($209,387)             =  Net Asset Value Per Share
--------------------------------     ($12.75)
Shares Outstanding (16,426)

                     EMERGING GROWTH FUND--CLASS A SHARES

Net Assets ($274,779,473)         =  Net Asset Value Per Share
--------------------------------     ($15.25)
Shares Outstanding (18,019,878)

                     EMERGING GROWTH FUND--CLASS B SHARES

Net Assets ($1,028,098)           =  Net Asset Value Per Share
--------------------------------     ($15.20)
Shares Outstanding (67,644)

                     EMERGING GROWTH FUND--CLASS Y SHARES

Net Assets ($59,392,793)          =  Net Asset Value Per Share
--------------------------------     ($15.29)
Shares Outstanding (3,885,302)

                   SMALL COMPANY GROWTH FUND--CLASS A SHARES

Net Assets ($35,647,823)          =  Net Asset Value Per Share
--------------------------------     ($9.57)
Shares Outstanding (3,725,085)

                   SMALL COMPANY GROWTH FUND--CLASS B SHARES

Net Assets ($479,635)             =  Net Asset Value Per Share
--------------------------------     ($9.54)
Shares Outstanding (50,254)

                    GROWTH AND INCOME FUND--CLASS A SHARES

Net Assets ($127,063,831)         =  Net Asset Value Per Share
--------------------------------     ($18.37)
Shares Outstanding (6,917,087)

                    GROWTH AND INCOME FUND--CLASS B SHARES

Net Assets ($904,550)             =  Net Asset Value Per Share
--------------------------------     ($18.33)
Shares Outstanding (49,355)

                    GROWTH AND INCOME FUND--CLASS Y SHARES

Net Assets ($13,925,598)          =  Net Asset Value Per Share
--------------------------------     ($18.36)
Shares Outstanding (758,360)

                        BALANCED FUND--CLASS A SHARES

Net Assets ($48,871,577)          =  Net Asset Value Per Share
--------------------------------     ($15.54)
Shares Outstanding (3,145,651)

                        BALANCED FUND--CLASS B SHARES

Net Assets ($37,144)              =  Net Asset Value Per Share
--------------------------------     ($15.51)
Shares Outstanding (2,395)

                            PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                  P(1+T)n = ERV

          Where:   P    = a hypothetical initial payment of $1,000;
                   T    = average annual total return;
                   n    = number of years; and
                   ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the respective Prospectus. Average annual total return quotations may be accompanied by quotations which do not reflect the sales charges, and which thus will be higher.

     The following tables set forth the average annual total returns for the Class A shares of each Fund for one year, five years and ten years (since inception with respect to Emerging Growth Fund and Growth and Income Fund) for the period ending September 30, 1997 and for the Class B and Class Y shares of the Funds for the period since inception through September 30, 1997.

                             Average Annual Total Returns--Class A Shares
                             --------------------------------------------
                               1 Year      5 Years    10 Years/Inception
                               ------      -------    ------------------
Growth Fund                    28.72%      15.26%          13.45%
Emerging Growth Fund           16.20%      19.76%          18.71% (1)
Small Company Growth Fund      39.83%      16.36%          11.28% (2)
Growth and Income Fund         26.59%      16.07%          15.50% (3)
Balanced Fund                  15.43%      11.15%          10.00%


---------------------------
(1) Inception date:  4/23/90.
(2) Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(3) Inception date:  7/27/92.

                            Total Return Since Inception (1)
                           ----------------------------------
                           Class B Shares      Class Y Shares
                           --------------      --------------
Growth Fund                     17.08%               N/A
Emerging Growth Fund            17.21%             21.93%
Small Company Growth Fund       27.77%               N/A
Growth and Income Fund           9.93%             14.51%
Balanced Fund                    5.08%               N/A

---------------------------
(1) Inception date:  2/18/97.

     The Distributor has voluntarily limited Rule 12b-1 fees for each of the Funds and the Adviser has paid certain expenses of some of the Funds, thereby increasing total return and yield. These fees and expenses may or may not waived or paid in the future in the Distributor's and the Adviser's discretion. Absent any voluntary expense payments or fee waivers, the average annual total returns for the Class A shares of the Funds for one year, five years and ten years (since inception with respect to Emerging Growth Fund and Growth and Income Fund) for the period ending September 30, 1997 would have been:

                                Average Annual Total Returns--Class A Shares
                            ---------------------------------------------------
                            (absent voluntary fee waivers and expense payments)
                                 1 Year      5 Years    10 Years/Inception
                                 ------      -------    ------------------
Growth Fund                      28.52%       15.09%          13.27%
Emerging Growth Fund             16.04%       19.60%          18.55% (1)
Small Company Growth Fund        39.25%       15.95%          10.78% (2)
Growth and Income Fund           26.39%       15.46           15.28% (3)
Balanced Fund                    14.99%       10.84%           9.59%

---------------------------
(1) Inception date:  4/23/90
(2) Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(3) Inception date:  7/27/92

     Absent any voluntary expense payments or fee waivers, the total return for the Class B and Class Y shares of the Funds for the period since inception through September 30, 1997 would have been:

                                     Total Return Since Inception (1)
                            ---------------------------------------------------
                            (absent voluntary fee waivers and expense payments)
                                       Class B Shares    Class Y Shares
                                       --------------    --------------
Growth Fund                                    *               N/A
Emerging Growth Fund                           *                 *
Small Company Growth Fund                  27.49%              N/A
Growth and Income Fund                         *                 *
Balanced Fund                               4.94%              N/A

--------------------
(1) Inception date:  2/18/97.
*   No fees or expenses waived or paid.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                              CTR = (ERV-P) 100
                                    -------
                                       P

          Where:    CTR = Cumulative total return;
                    ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
                    P   = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns for each Fund from inception to September 30, 1997.

                                                                Cumulative Total Returns
                                                             (absent voluntary fee waivers
                                  Cumulative Total Returns        and expense payments)
                                ---------------------------  -----------------------------
                                Class A   Class B   Class Y   Class A   Class B   Class Y
                                -------   -------   -------   -------   -------   -------
Growth Fund (1)                 290.38%   17.08%       N/A    283.36%        *       N/A
Emerging Growth Fund (2)        258.56%   17.21%     21.93%   254.80%        *         *
Small Company Growth Fund (1)   213.35%   27.77%       N/A    198.61%    27.49%      N/A
Growth and Income Fund (3)      110.94%    9.93%     14.51%   108.87%        *         *
Balanced Fund (1)               159.60%    5.08%       N/A    149.24%     4.94%      N/A

--------------------
*   No fees or expenses waived or paid.
(1) Inception date: 3/16/87 (Class A shares), 2/18/97 (Class B shares). Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(2) Inception date: 4/23/90 (Class A shares), 2/18/97 (Class B and Class Y shares).
(3) Inception date: 7/27/92 (Class A shares), 2/18/97 (Class B and Class Y shares).

     Balanced Fund and Growth and Income Fund may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                          YIELD = 2[(a-b + 1)6 - 1]
                                     ---
                                     cd

          Where:    a =  dividends and interest earned during the period;
                    b =  expenses accrued for the period (net of
                         reimbursements);
                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                    d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended September 30, 1997, the Class A shares of Balanced Fund and Growth and Income Fund had yields of 0.58% and 2.55%, respectively, Class B shares had yields of (0.04)% and 2.00%, respectively, and Class Y shares of Growth and Income Fund had a yield of 0.94%. Absent any voluntary expense payments and fee waivers, the 30-day yield as of September 30, 1997 would have been 0.39% and 2.16%, respectively, for the Class A shares of Balanced Fund and Growth and Income Fund, (0.05)% and 1.89%, respectively, for the Class B shares, and 0.93% for the Class Y shares of Growth and Income Fund.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

     Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

     The performance of Growth Fund may be compared to the performance of the Growth Funds Average, as reported by Lipper, and to the performance of the S&P 500 Index. The performance of Emerging Growth Fund may be compared to the performance of the MidCap Funds Average, as reported by Lipper, and to the performance of the S&P MidCap 400 Index. The performance of Small Company Growth Fund may be compared to the performance of the Small Company Growth Funds Average, as reported by Lipper, and to the performance of the S&P SmallCap 600 Index. The performance of Growth and Income Fund may be compared to the performance of the Growth and Income Funds Average, as reported by Lipper, and to the performance of the S&P 500 Index. The performance of Balanced Fund may be compared to the performance of the Balanced Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Government Corporate Index and the S&P 500 Index.

                               PURCHASE OF SHARES

     For Class A shares of the Funds, an investor may qualify for a reduced sales charge through one or more of several plans. An investor must notify his or her Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

COMBINED PURCHASE PLAN

     An investor may reduce or eliminate front-end or initial sales charges by aggregating his or her purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of the investor's current purchase to the higher of the cost or current value of Class A shares of any Piper fund sold with a front-end sales charge that are currently held by the investor and the investor's related accounts or by other members of the organized group.

     QUALIFIED GROUPS. Purchases in the following personal accounts may be grouped together:

     - The investor's individual account.
     - The account of the investor's spouse.
     - Accounts of the investor's children.
     - The investor's employee benefit plan accounts if they are exclusively for his or her benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.
     - A trust or trusts created for the primary benefit of the investor, his or her spouse or his or her children.

     Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

     - The group has been in existence for more than six months.
     - It is not organized for the purpose of buying redeemable securities of a registered investment company.
     - Purchases must be made through a central administration, or through a single dealer, or by other means that results in economy of sales effort or expense.

     An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ACCUMULATION PRIVILEGE

     Initial sales charges for purchases of Class A Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any other mutual fund managed by the Adviser, provided such shares were sold with an initial sales charge. For other broker-dealer accounts, an investor should notify his or her Investment Executive at the time of purchase of additional Piper fund shares the investor owns.

LETTER OF INTENT

     An investor's initial sales charge may be reduced by signing a non-binding Letter of Intent, which the investor can obtain by contacting his or her Piper Jaffray Investment Executive or other broker-dealer. This Letter of Intent will state the investor's intention to invest $100,000 or more in Class A shares of any of the mutual funds managed by the Adviser that are sold with an initial sales charge over a 13-month period, beginning not earlier than 90 days prior to the date the investor signs the Letter. The investor will pay the lower sales charge applicable to the total amount he or she plans to invest over the 13-month period.

     Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

SPECIAL PURCHASE PLANS

     Class A shares of the Funds are available without a sales charge in the following situations:

     PURCHASES BY PIPER JAFFRAY COMPANIES, INC., ITS SUBSIDIARIES AND ASSOCIATED PERSONS

     Piper Jaffray Companies Inc. and its subsidiaries may buy Class A shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Class A Fund shares without paying a sales charge:

     - Officers, directors and their spouses.
     - Employees, retirees and their spouses.
     - Sales representatives and their spouses.
     - Children, grandchildren, parents, grandparents or siblings of any of the above, or spouses of any of these persons.
     - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

     PURCHASES BY BROKER-DEALERS

     Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy Class A shares of the Funds without incurring a sales charge.

     PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

     The following other individuals and entities may also buy Class A Fund shares without paying a sales charge:

     - Clients of the Adviser buying shares of the Funds in their advisory accounts.
     - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.
     - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end fund that is not managed by the Adviser. This privilege is available for 30 days after the sale.
     - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.
     - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a selected dealer agreement with the Distributor.

     PURCHASES BY EMPLOYEE BENEFIT PLANS

     Class A shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased Class A shares in the Funds or any other series of the Company (other than a money market fund) during a calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase Class A shares of the Funds during such quarter without incurring a sales charge.

                             REDEMPTION OF SHARES

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINVESTING AFTER A SALE

     A shareholder who has redeemed Class A shares of a Fund may reinvest all or part of the redemption proceeds in Class A shares of any fund managed by the Adviser within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption of Class A shares, the Distributor will refund a proportional amount of such CDSC. Similarly, a shareholder who has redeemed Class B shares of a Fund may reinvest all or a part of the redemption proceeds in the Class B shares of any fund managed by the Adviser within 30 days of such redemption and the Distributor will refund a proportional amount of the CDSC paid on such redemption. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value (without the payment of an initial sales charge in the case of Class A shares), irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($1 million or more in the case of Class Y shares). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100.
(This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares of the same Class at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                   TAXATION

     Each Fund is treated as a separate corporation for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each Fund intends to so qualify during the current taxable year. To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

     The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

     If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

     Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss
actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                             GENERAL INFORMATION

     The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                             FINANCIAL STATEMENTS

     The audited financial statements for the Funds as of September 30, 1997 have been incorporated by reference into this Statement of Additional Information from the Funds' annual reports to shareholders in reliance on the reports of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                             PENDING LITIGATION

     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The Court has granted final approval to a Settlement Agreement which became effective on September 20, 1997. The Settlement Agreement provides $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards will submit shareholder proposals to convert these funds to an open-end format, provided that they determine, at that time, that such proposals are in the best interests of shareholders. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value. Shareholders received notice of the offers to repurchase in October 1997, and the offers to repurchase expired on November 17, 1997.

     Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. The named plaintiffs and defendants have entered into a settlement agreement which is subject to approval by the court and a sufficiently large percentage of class members. Pursuant to the terms of the settlement agreement, defendants collectively have agreed to pay a total amount of up to $6,942,733.66. The Piper defendants have agreed to pay up to $4,592,220.59, consisting of up to $923,930.23 in cash and three notes, each bearing interest of six percent per annum, to be paid as follows: $1,199,908.06 six months from the settlement effective date; $1,097,058.80 to be paid twelve months from the effective date; and $1,371,323.50 to be paid eighteen months from the effective date. The settlement of this putative class action is contingent on the settlement of related actions involving claims by First Commercial Trust Company, an investor in Managers Intermediate and other funds. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The Court granted final approval to a settlement agreement which will provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser. The effective date of the settlement was September 2, 1997. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc.,
Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act. The parties have entered into a settlement agreement to resolve this matter. Pursuant to the settlement agreement, the share of the settlement to be paid by the Piper defendants is a total of $1,995,968.75 consisting of $314.259.10 in cash and three notes, bearing simple interest of six percent per annum, to be paid as follows: $550,091.95 to be paid six months from the effective date; $502,941.20 to be paid 12 months from the effective date; $628,676.50 to be paid 18 months from the effective date. The settlement of this matter is contingent on the settlement of the related Hosea/Kopelman Consolidated Action and the settlement will not be effective until the effective date of the settlement in the Hosea/Kopelman Consolidated Action.

     The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                      CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

     MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations

     Prime-2 Strong capacity for repayment of short-term promissory obligations

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations

CORPORATE BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES.   Standard & Poor's ratings for
corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

     STANDARD & POOR'S RATINGS SERVICES. Standard & Poor's ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

     An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                  APPENDIX B
             INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

     Balanced Fund and Growth and Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Funds are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

     Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The purpose of the acquisition or sale of a futures contract by a Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

     Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. A Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Funds will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Funds will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted
only on recognized exchanges.      Each Fund's purchase or sale of put or call
options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule.
Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the

National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                  APPENDIX C
             STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS

     Each Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

     For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if a Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If a Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

     Unlike the purchase or sale of an equity security, no price would be paid or received by a Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

     Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when a Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

     The Funds intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Fund to gain rapid exposure to or protect itself from changes in the market. For example, a Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

          The Funds may enter into contracts with respect to any stock index or sub-index. To hedge a Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on stock index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. A Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on stock index futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Adviser expects the market to decline, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on stock index futures contracts if the Adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. A Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on stock index futures contracts if the Adviser anticipates a market decline.
As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on stock index futures contracts if the Adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that a Fund might sell stock index futures contracts to hedge its portfolio against decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser believes that over time the value of an equity fund's portfolio will tend to move in the same direction as the market indexes. In an attempt to reduce this risk, the Adviser will enter into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of the market. If a Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated market trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of

Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                     PART B

                             GOVERNMENT INCOME FUND
                             INTERMEDIATE BOND FUND
                        each a series of Piper Funds Inc.
                                       and
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                        a series of Piper Funds Inc.--II

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 24, 1997

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
Characteristics and Risks of Securities and
  Special Investment Methods . . . . . . . . . . . . . . . . . . . . .       2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .      22
Directors and Executive Officers . . . . . . . . . . . . . . . . . . .      25
Investment Advisory and Other Services . . . . . . . . . . . . . . . .      29
Portfolio Transactions and Allocation of Brokerage . . . . . . . . . .      37
Capital Stock and Ownership of Shares. . . . . . . . . . . . . . . . .      39
Net Asset Value and Public Offering Price. . . . . . . . . . . . . . .      41
Performance Comparisons. . . . . . . . . . . . . . . . . . . . . . . .      41
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .      45
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .      48
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      50
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .      52
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .        53
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .      53
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . . . . .     A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . . . . .     B-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to two prospectuses, each dated November 24, 1997. One Prospectus relates to Government Income Fund and the Class A shares of Intermediate Bond Fund (series of Piper Funds Inc.) and Adjustable Rate Mortgage Securities Fund (a series of Piper Funds Inc.--II), and the other relates to the Class Y shares of Intermediate Bond Fund. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

3040-1

                                  INTRODUCTION

     This Statement of Additional Information relates to Government Income Fund ("Government Fund") and Intermediate Bond Fund ("Bond Fund") (formerly Institutional Government Income Portfolio), each of which is a series of Piper Funds Inc. ("Piper Funds"), and Adjustable Rate Mortgage Securities Fund ("ARMS Fund"), which is a series of Piper Funds Inc.--II ("Piper Funds--II"). These series are sometimes referred to herein individually as a "Fund" or, collectively, as the "Funds." Piper Funds and Piper Funds--II are sometimes referred to herein individually as a "Company" or, collectively, as the "Companies."

     On September 1, 1995, four closed-end investment companies, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.- -1997, American Adjustable Rate Term Trust Inc.--1998 and American Adjustable Rate Term Trust Adjustable Rate Term Trust Inc.--1999, merged into ARMS Fund (the "Merger"). ARMS Fund had no history of operations prior to the Merger. In this Statement of Additional Information, certain performance and financial information is provided for ARMS Fund for periods prior to September 1, 1995. Such information relates to American Adjustable Rate Term Trust Inc.--1998 ("DDJ"), the surviving entity of the Merger for financial reporting purposes.

                     CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS

     The types of securities and investment techniques used by the Funds are described in the Funds' Prospectuses. Additional information about certain of these securities and investment techniques is set forth below.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities. Such securities are issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

     Obligations of U.S. government agencies or instrumentalities are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S.

government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

     U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, the market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended. Because such income may not be matched by a corresponding cash distribution to a Fund, a Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. ARMS Fund will limit its investments in zero-coupon securities to those issued by the U.S. Treasury through its STRIPS program, which securities constitute direct obligations of the U.S. government, and will invest no more than 10% of its net assets in such securities. Government Fund and Bond Fund may also invest in custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs. Since such securities are not issued by the U.S. Treasury, however, they are not considered U.S. government securities for purposes of the Funds' investment policies, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

MORTGAGE-RELATED SECURITIES

     Each Fund may invest in U.S. government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in the Prospectuses and this Statement of Additional Information, include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHMLC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest on, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guaranty but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Securities in categories (b) and
(c) are not considered U.S. government securities for purposes of the Prospectuses and this Statement of Additional Information.

     (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

     (1) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether the mortgagor actually makes the payment.

     - GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     - Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     - Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     (2) FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans.

     Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHMLC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     (c) ADJUSTABLE RATE MORTGAGE SECURITIES. Each Fund may also invest in adjustable rate mortgage securities ("ARMS") and ARMS Fund must invest at least 65% of its total assets in such securities under normal market conditions. (For purposes of ARMS Fund's 65% requirement, adjustable rate tranches of CMOs, discussed below, are also considered ARMS). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.
Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by
FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

     (d) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits noted in the Funds' Prospectuses, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multiclass pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

     The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below.
Tranches with variable or floating interest rates are considered ARMS for purposes of the requirement that ARMS Fund invest at least 65% of its total assets in ARMS under normal market conditions. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

     Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, interest only and principal only tranches and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.

     An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

     Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero-coupon bonds. At the same time, however, and also like a zero-coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently.
In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.

     (e) STRIPPED MORTGAGE-BACKED SECURITIES. Government Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Neither Bond Fund nor ARMS Fund may invest in SMBS. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     There are generally two classes of SMBS, one of which (the interest only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the principal only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security.

     (f) RESTRICTIONS ON INVESTMENTS BY ARMS FUND. As set forth in its Prospectus, ARMS Fund will not invest in any inverse floating, interest only, principal only or Z tranches of CMOs or in stripped mortgage-backed securities. In addition, the Fund will not invest in any other mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency (the "OCC"). In OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined a "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

          (a) AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

          (b) AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:

               (i) extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; or

               (ii) shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

          (c) PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include interest only and principal only classes of stripped mortgage-related securities, inverse floating CMOs and certain zero-coupon Treasury securities.

CORPORATE FIXED-INCOME SECURITIES

     Bond Fund and ARMS Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock, although such securities are not considered debt securities for purposes of the requirement that Bond Fund invest at least 65% of its total assets in debt securities. The values of corporate fixed-income securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-related securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate fixed-income securities will typically decrease in value as a result of increases in interest rates.
The Funds may invest in certain types of corporate fixed-income securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the investor.

     Bond Fund's investments in corporate fixed-income securities may also include zero-coupon, pay-in-kind and delayed interest securities. Zero-coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero-coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, Bond Fund's investments in zero-coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero-coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero-coupon security's maturity value and its purchase price is taxable income of the Fund each year.

ASSET-BACKED SECURITIES

     Bond Fund and ARMS Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

     Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however, due to the difference in the underlying collateral, asset-backed securities involve certain risks that are not posed by mortgage-related securities. For example, asset-backed securities are typically collateralized with assets such as credit card receivables, automobile loans or lease contracts which have historically had higher loss experience than that of mortgage-related securities. Although the credit enhancements for these securities generally contemplate this higher loss experience, the difference in lien status and underlying collateral quality could create a situation where the proceeds from repossessed collateral may not be sufficient to maintain credit quality or support payments on these securities.

YANKEE BONDS

     Bond Fund may invest in Yankee bonds, which are dollar denominated fixed-income securities of foreign-domiciled issuers that are publicly traded in the United States. The prominent issuers of Yankee bonds are supranational agencies and Canadian provinces (including provincial utilities). Supranational organizations are entities designated or supported by a government or government entity to promote economic development and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Foreign corporations also may issue Yankee bonds. Investments in Yankee bonds may involve risks not typically associated with investments in domestic issuers. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

SHORT-TERM MONEY MARKET SECURITIES

     As set forth in the Funds' Prospectuses, each Fund may invest in short-term money market securities including obligations of the U.S. government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Funds will not invest more than 15% of their net assets in time deposits and other illiquid securities. (Bond Fund may not invest in illiquid securities.) See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Ratings Services ("Standard & Poor's"),
(b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA by Standard & Poor's, or (c) if unrated, determined by the

Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.

     Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's or AA or better by Standard & Poor's.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to U.S. government securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. To the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

     The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of Piper Funds, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of each Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Government Fund and ARMS Fund may engage in reverse repurchase agreements with banks and securities dealers. Bond Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.
Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. No more than 25% of the total assets of Government Fund will be subject to reverse repurchase agreements. In the case of ARMS Fund, reverse repurchase agreements are subject to the Fund's limitations on borrowing, set forth below under "Investment Restrictions," and may be entered into only for temporary or emergency purposes. In the case of Government Fund, reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interests costs which may or may not be recovered by income from or appreciation of the securities purchased.

     To attempt to minimize the risk to principal associated with leverage, Government Fund will enter into reverse repurchase agreements only if such agreements have terms of one year or less, and only if the Fund is able to invest the proceeds in securities which the Adviser believes have limited volatility and a higher interest rate than that payable on the reverse repurchase agreements. The Adviser believes such limited use of leverage will facilitate Government Fund's ability to provide high current income without adversely affecting the Fund's ability to preserve capital.

LENDING OF PORTFOLIO SECURITIES

     Government Fund and ARMS Fund may lend their portfolio securities. However, neither Fund has done so in the past, nor do the Funds currently intend to do so. In order to generate additional income, Government Fund may lend portfolio securities representing up to one-third of the value of its total assets and ARMS Fund may lend portfolio securities representing up to 30% of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by their respective Boards of Directors and will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the respective Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

     The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

MORTGAGE DOLLAR ROLLS

     In connection with their ability to purchase securities on a when-issued or forward commitment basis, Government Fund and Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. ARMS Fund may not enter into such transactions. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend on the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Government Fund and ARMS Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of securities in which the respective Fund may invest ("futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Generally, no physical delivery of the fixed-income securities underlying the index is made. The futures contracts which the Funds may enter into have been developed by and are traded on national commodity exchanges.

     The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if a Fund owns long-term U.S. government securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. government securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, a Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. government securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. Government Fund and ARMS Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to this Statement of Additional Information.

     Government Fund and ARMS Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     Additional information with respect to interest rate futures contracts, together with information regarding options on such contracts, is set forth in Appendix B to this Statement of Additional Information.

EURODOLLAR INSTRUMENTS

     ARMS Fund may make investments in Eurodollar instruments for hedging purposes only. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. ARMS Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

INTEREST RATE TRANSACTIONS

     ARMS Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by ARMS Fund may not exceed 5% of the Fund's total assets. ARMS Fund may sell, I.E., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     ARMS Fund may enter into interest rate caps and floors on either an asset-based on liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash or high quality liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. ARMS Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other nationally recognized statistical rating organization. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

OPTIONS

     WRITING COVERED OPTIONS. Each of Government Fund and ARMS Fund may write (I.E., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by a Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

     The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. Each Fund receives premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     The Funds will write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

     PURCHASING OPTIONS. Government Fund and ARMS Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     Government Fund and ARMS Fund also may purchase call options solely for the purpose of hedging against an increase in prices of securities that the respective Fund ultimately wants to buy. Such protection is provided during the life of the call option because a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Fund and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     OVER-THE-COUNTER OPTIONS. In addition to exchange-traded put and call options, Government Fund may also purchase and write over-the-counter ("OTC") put and call options in negotiated transactions with the writers of the options since options on many of the portfolio securities held by the Fund are not traded on an exchange. Government Fund will purchase OTC options only from investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser. ARMS Fund will purchase and write only exchange-traded put and call options.

     OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Government Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. With respect to each OTC option for which such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

     The Fund will enter into such contracts only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

ILLIQUID SECURITIES

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Government Fund nor ARMS Fund will invest more than 15% of its net assets in illiquid securities and Bond Fund will not invest in such securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors.
Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and with respect to interest only, principal only and inverse floating classes of mortgage-related securities issued by the U.S. government or its agencies and instrumentalities.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to dollar roll transactions is considered to be less than 12 months. A portfolio turnover rate in excess of 100% could result in higher transaction and other increased costs to a Fund. Portfolio turnover rates are set forth in the Prospectus in "Financial Highlights."

DIVERSIFICATION

     Each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Funds' Prospectuses, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     With respect to Government Fund, as fundamental investment restrictions, the Fund will not:

     (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     (2) Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     (3) Borrow money (provided that the Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Fund will not borrow money for leverage purposes (provided that the Fund may enter into reverse repurchase agreements for such purposes).

     (4) Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

     (6) Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (7) Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (8) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies, or the acquisition of securities subject to repurchase agreements.

     With respect to Bond Fund, as fundamental investment restrictions, the Fund will not:

     (1)  Issue any senior securities, as defined in the 1940 Act.

     (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

     (3) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     (4) Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (5) Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein.

     (6)  Purchase or sell commodities or commodity futures contracts.

     (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. government or its agencies or instrumentalities and repurchase agreements relating thereto.

     (8) Make loans to other persons, provided that the Fund may enter into repurchase agreements. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan.

     (9)  Loan its portfolio securities.

     With respect to ARMS Fund, as fundamental investment restrictions, the Fund will not:

     (1) With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

     (2) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. government or its agencies or instrumentalities or by private organizations. Except for the requirement that the Fund invest 25% or more of its total assets in ARMS, the foregoing restriction does not apply to securities of the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

     (3) Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #4 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     (4) Borrow money, except for temporary or emergency purposes. The amount of such borrowing (including borrowing through reverse repurchase agreements) may not exceed 10% of the value of the Fund's total assets. The Fund will not purchase portfolio securities while outstanding borrowings exceeds 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes.

     (5) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     (6) Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

     (7) Purchase or sell real estate or interests therein (other than securities backed by mortgages and similar instruments).

     (8) Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (9) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies, or the acquisition of securities subject to repurchase agreements.

     For purposes of determining compliance with fundamental investment restriction number 2, relating to industry concentration, the various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered separate industries and ARMS issued by private organizations are considered to be securities of issuers in the same industry. In addition, the industry classification of asset-backed securities will be determined based on the type of collateral underlying the securities. For example, asset-backed securities backed by automobile receivables will be considered to be in a different industry than asset-backed securities backed by credit card receivables.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     (1)  Invest in warrants.

     (2)  Make short sales of securities.

     (3) Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     (4) Invest more than 5% of total assets in the securities of foreign issuers, provided that Bond Fund will not invest in the securities of foreign issuers other than U.S. dollar-denominated Yankee bonds and ARMS Fund will not invest in the securities of foreign issuers.

     (5) Invest more than 15% of net assets in illiquid securities, except that Bond Fund will not invest in illiquid securities.

     Any investment restriction or limitation referred to above or in the Prospectus which involves a maximum percentage of securities or assets, except a Fund's borrowing policy and policy with respect to investing in illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of each Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. Each Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

     Name, Address and (Age)            Position with the Companies
     -----------------------            ---------------------------

     William H. Ellis* (55)             Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett (57)              Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer (70)                  Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich (48)             Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg (60)            Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     David A. Hughey (66)               Director
     134 Powers Road
     Meredith, NH 03253

     George Latimer (62)                Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow (46)                   President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson (34)              Vice President
     Piper Jaffray Tower                and Treasurer
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Susan S. Miley (40)                Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402
---------------

 * Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Fund.

     William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") and Director of Piper Jaffray Inc..

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of various privately held and nonprofit corporations.

     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

     Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

     George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he was a Senior Vice President of the Adviser.

     Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior there he had been a Vice President of the Adviser from 1991 to 1993.

     Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996, prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

     Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees each Company's financial reporting process, reviews audit results and recommends annually to the Companies a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer, and a Pricing Committee consisting of Ms. Emmerich and Mr. Hughey.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of each Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Companies. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from each Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee of Piper Funds is based on the combined total assets of Piper Funds and Piper Institutional Funds Inc.) The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if assets are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if assets are $5 billion or over. Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Companies and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors, the Derivatives Subcommittee and the Pricing Committee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each director from Piper Funds and Piper Funds--II for the fiscal year ended September 30, 1997, and from the Companies and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1996. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                       Compensation        Compensation      Total Compensation
                     from Piper Funds  from Piper Funds--II  from Fund Complex*
                     ----------------  --------------------  ------------------

Jaye F. Dyer              $14,567             $2,906               $58,750
Karol D. Emmerich         $16,067             $3,031               $58,750
Luella G. Goldberg        $15,317             $2,968               $60,750
George Latimer            $14,567             $2,906               $56,750
David T. Bennett          $16,067             $3,031               $56,250
David A. Hughey           $11,676             $2,242               $   -0-
---------------
* Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Companies. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Pursuant to an Investment Advisory and Management Agreement with each Company, the Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Companies who are affiliated with the Adviser.

     Each Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. An agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, each agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves an agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

     Pursuant to each Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                           Annual Advisory Fee
                            Average Net Asset Values        as Percentage of
                                   of the Fund             Average Net Assets
                            ------------------------       -------------------

Government                 On the first $250,000,000              .50%
  Income Fund              On the next $250,000,000               .45%
                           On average assets of over
                             $500,000,000                         .40%

Bond Fund                  On the first $100,000,000              .30%
                           On the next $150,000,000               .25%
                           On average assets of over
                             $250,000,000                         .20%

Adjustable Rate Mortgage   On the first $500,000,000              .35%
  Securities Fund          One average assets of over             .30%
                             $500,000,000

     The table below sets forth the advisory fees paid by Government Fund and Bond Fund for the periods indicated:

                        Advisory fees       Advisory fees       Advisory fees
                       for the fiscal      for the fiscal      for the fiscal
                         year ended          year ended          year ended
Fund                 September 30, 1995  September 30, 1996  September 30, 1997
----                 ------------------  ------------------  ------------------

Government Fund           $576,359            $474,589            $377,386
Bond Fund                  959,379             634,796             303,718

     With respect to ARMS Fund, the Adviser received compensation of $1,487,059 for the fiscal year ended August 31, 1996, $76,672 for the fiscal period from September 1, 1996 to September 30, 1996 and $766,709 for the fiscal year ended September 30, 1997. Prior to the Merger, the Adviser also acted as the investment adviser of DDJ, the surviving entity of the Merger for financial reporting purposes. Pursuant to the Investment Advisory and Management Agreement between DDJ and the Adviser, the Adviser received a monthly management fee at the per annum rate of .35% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $1,462,719 for the fiscal year ended August 31, 1995.

     Prior to the Merger, the Adviser also acted as the administrator of DDJ pursuant to an Administration Agreement under which the Adviser received a monthly administration fee at the per annum rate of .15% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $626,880 for the fiscal year ended August 31, 1995. ARMS Fund has not entered into such an agreement with the Adviser.

     Under the Investment Advisory and Management Agreements, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the respective Company.

     The same security may be suitable for more than one of the Funds and/or for other series of the Companies or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Companies or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the applicable Investment Advisory and Management Agreement. Any general expenses of the Companies that are not readily identifiable as belonging to a particular series of a Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLANS

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, each Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that each such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that each such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the respective

Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Companies and their shareholders.

     Pursuant to the provisions of the Distribution Plans, each Fund pays a quarterly fee to the Distributor for servicing the Fund's shareholder accounts and providing distribution-related services to the Funds. Such fees are equal, on an annual basis, to .50% of the average daily net assets of Government Fund,
 .30% of the average daily net assets of Bond Fund attributable to such Fund's Class A shares and .15% of the average daily net assets of ARMS Fund. The
Class Y shares of Bond Fund do not pay fees under such Fund's Distribution Plan.

     Except with respect to ARMS Fund, a portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). With respect to Government Fund and Bond Fund, a portion of each Fund's total fee equal to .25% and .05%, respectively, of average daily net assets is categorized as a distribution fee and the remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee. All of the Rule 12b-1 fee paid by ARMS Fund is categorized as a servicing fee.

     Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

     For the fiscal year ended September 30, 1997, the Distributor voluntarily limited the amounts payable under the Distribution Plans to annual rates of .34% of Government Fund's average daily net assets and .22% of Bond Fund's average daily net assets attributable to such Fund's Class A shares. The same limitations remain in place for the fiscal year ending September 30, 1998.

     Total distribution fees for the fiscal year ended September 30, 1997 and how those fees were used by the Distributor are:

                                          Government Fund  Bond Fund    ARMS
                                          ---------------  ---------    ----

Advertising                                  $ 30,117      $ 18,728  $    -0-
Printing and mailing of prospectuses to
  other than current shareholders            $    -0-      $    -0-  $    -0-
Compensation to underwriters (trail
  fees to investment executives)             $225,875      $187,284  $337,359
Compensation to dealers                      $    -0-      $    -0-  $    -0-
Compensation to sales personnel              $    -0-      $    -0-  $    -0-
Interest, carrying or other
  financing charge                           $    -0-      $    -0-  $    -0-
Other (specify)                              $    -0-      $    -0-  $    -0-
                                             --------      --------  --------
Total                                        $255,992      $206,012  $337,359

UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to Underwriting and Distribution Agreements with Piper Funds and Piper Funds--II, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plans discussed above, the Distributor receives the sales charge on sales of Fund shares as set forth in the Prospectuses. The following tables set forth the aggregate dollar amount of underwriting commissions paid by the Funds for the periods indicated and the amount of such commissions retained by the Distributor.


                                                                                                        Underwriting
                                             Total Underwriting Commissions                  Commissions Retained by Distributor
                                       -------------------------------------------       -------------------------------------------
                                        Fiscal year    Fiscal year    Fiscal year         Fiscal year    Fiscal year    Fiscal year
                                       ended 9/30/95  ended 9/30/96  ended 9/30/97       ended 9/30/95  ended 9/30/96  ended 9/30/97
                                       -------------  -------------  -------------       -------------  -------------  -------------

Government Fund                          $111,536        $42,651        $6,707              $64,691        $17,487        $4,509
Bond Fund                                  43,458         12,517         1,615               25,206          5,132         1,489


                                                                                                        Underwriting
                                             Total Underwriting Commissions                  Commissions Retained by Distributor
                                       -------------------------------------------       -------------------------------------------
                                                      Fiscal period                                     Fiscal period
                                        Fiscal year    from 9/1/96    Fiscal year         Fiscal year    from 9/1/96    Fiscal year
                                       ended 8/31/96   to 9/30/96    ended 9/30/97       ended 8/31/96   to 9/30/96    ended 9/30/97
                                       -------------  -------------  -------------       -------------  -------------  -------------

ARMS Fund                                $  9,280        $ 3,805        $6,503              $     0        $     0        $5,712

     The Underwriting and Distribution Agreement between the Distributor and Piper Funds--II was not in effect prior to the fiscal year ended August 31, 1996.

     For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions as set forth below.

                              Brokerage Commissions Paid to Distributor
                     ----------------------------------------------------------
                      Fiscal year ended   Fiscal year ended   Fiscal year ended
                     September 30, 1995  September 30, 1996  September 30, 1997
                     ------------------  ------------------  ------------------

Government Fund             $1,700             $  0               $  -0-
Bond Fund                        0                0                  -0-

     ARMS Fund did not pay any brokerage commissions to the Distributor during the fiscal year ended August 31, 1996, the fiscal period from September 1, 1996 to September 30, 1996 or the fiscal year ended September 30, 1997.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Companies, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $7.50 per active shareholder account (defined as an account that has a balance of shares) by each Fund and $1.60 per closed account (defined as an account that does not have a balance of shares but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     During the fiscal year ended September 30, 1997, the Funds paid the following amounts to the Distributor and Piper Trust under the Shareholder Account Servicing Agreements.

                              Amount paid         Amount paid
                            to Distributor      to Piper Trust
                            --------------      --------------
Government Fund                 $38,499             $6,162
Bond Fund                        16,406              2,737
ARMS Fund                        60,613                  0

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

     When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

     The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

     Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

     The Funds paid the following brokerage commissions for the periods indicated:

                      Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                     September 30, 1995  September 30, 1996  September 30, 1997
                     ------------------  ------------------   -----------------

Government Fund            $15,300           $7,650                 $850
Bond Fund                   11,833                0                    0

     The following table sets forth additional information with respect to brokerage commissions paid during the fiscal year ended September 30, 1997:


                                                                                                              % of Fund's aggregate
                                                                                                                dollar amount of
                                                                                                             transactions involving
                                                                                          % of Fund's              payment of
                                                                  Brokerage             total brokerage         commissions which
                                      Total brokerage         commissions paid         commissions paid       was effected through
                                     commissions paid          to Distributor           to Distributor           the Distributor
                                     ----------------         -----------------        ----------------       --------------------
Government Fund                            $850                       $0                       0%                      0%
Bond Fund                                     0                        0                       0%                      0%


     For the fiscal year ended August 31, 1995, DDJ paid aggregate brokerage commissions of $3,740, of which $1,700 was paid to the Distributor. For the fiscal year ended August 31, 1996, the fiscal period from September 1, 1996 to September 30, 1996, and the fiscal year ended September 30, 1997, ARMS Fund paid no brokerage commissions.

     From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. During the 1997 fiscal year, Bond Fund acquired securities issued by Morgan Stanley, Lehman Brothers, Smith Barney and First Chicago. At fiscal year end, Bond Fund held $1,066,290 of securities issued by Morgan Stanley, $2,110,840 issued by Lehman Brothers, $2,037,380 issued by Smith Barney and $1,048,610 issued by First Chicago. The other Funds did not hold any such securities at fiscal year end or purchase any such securities during the fiscal year.

OPTION TRADING LIMITS

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Companies and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     Piper Funds, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

     Piper Funds II, which was organized under the laws of the State of Minnesota on April 10, 1995, is authorized to issue a total of 100 billion shares of common stock, with a par value of $.01 per share. Ten billion of those shares have been designated as Series A Common Shares, which are the shares of common stock of Adjustable Rate Mortgage Securities Fund. Currently, Series A is the only outstanding series of Piper Funds II.

     Each Fund's shares constitute a separate series of the Company's common stock. The assets received by a Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of a Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

     For both Piper Funds and Piper Funds II, the Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of Piper Funds or Piper Funds II created in the future.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

     Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of Piper Funds or Piper Funds II vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     As of November 14, 1997, shareholders who owned of record or were known by the Funds to own beneficially 5% or more of the outstanding shares of any class of the Funds are listed below. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund, and of each class thereof, as of such date.

     Intermediate Bond Fund--Class Y shares: Marshall & Ilsley Trust Company, for the benefit of Phillips Plastics Corporation, 1000 N. Water Street, Milwaukee, WI 53202, 641,681 shares (35.48%), Piper Capital ADV, United Healthcare Corporation 401(k) Savings Plan, c/o First Trust, P.O. Box 64010, St. Paul, MN 55101, 215,817 shares (11.93%), Dakota County Institutional Account, 1590 Highway 55, Hastings, MN 55033, 503,305 shares (27.83%) and Piper Trust Company, trustee for the benefit of Rural Municipal, 222 S. 9th Street, Minneapolis, MN 55402, 257,115 shares (14.22%).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in the Prospectuses in the text following the headings "Buying Shares -- Calculating Your Purchase Price" and "General Information -- Net Asset Value." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1997, the net asset value per share for each Fund was calculated as follows:

                                 GOVERNMENT FUND

Net Assets ($67,268,377)           =    Net Asset Value Per Share
--------------------------------
Shares Outstanding (7,340,354)               ($9.16)

                            BOND FUND--CLASS A SHARES

Net Assets ($64,401,442)                =    Net Asset Value Per Share
--------------------------------
Shares Outstanding (8,391,288)               ($7.67)

                            BOND FUND--CLASS Y SHARES

Net Assets ($13,985,303)           =    Net Asset Value Per Share
--------------------------------
Shares Outstanding (1,821,360)               ($7.68)

                                    ARMS Fund

Net Assets ($184,697,788)          =    Net Asset Value Per Share
--------------------------------
Shares Outstanding (22,661,426               ($8.15)

                             PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                        n
                                  P(1+T)  = ERV

          Where:    P    =  a hypothetical initial payment of $1,000;
                    T    =  average annual total return;
                    n    =  number of years; and
                    ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     The following table sets forth the average annual total returns for each Fund for one year, five years and since inception (ten years for Government
Fund) for the period ending September 30, 1997.

                                         Average Annual Total Returns
                                     ----------------------------------------
                                                               10 Years/Since
                                     1 Year         5 Years       Inception
                                     ------         -------    --------------

Government Fund                       8.28%          5.48%          8.35%
Bond Fund - Class A Shares (1)        6.13%          2.26%          7.06%
Bond Fund - Class Y Shares (2)         N/A            N/A           4.58%*
ARMS Fund (3)                         5.02%          4.01%          4.60%
---------------
(1) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. government securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(2)  Inception date:  2/18/97.
(3) Inception date: 1/30/92. Performance for periods prior to September 1, 1995 is that of DDJ, the Fund's predecessor for financial reporting purposes.
*    Not annualized.

     The Distributor has voluntarily limited Rule 12b-1 fees and the Adviser has paid certain expenses of some of the Funds, thereby increasing total return and yield. These fees and expenses may or may not waived or paid in the future in the

Adviser's discretion. Absent any voluntary expense payments or fee waivers, the average annual total returns for such Funds for one year, five years and since inception (ten years for Government Fund) for the period ending September 30, 1997 would have been.

                                         Average Annual Total Returns
                                 ---------------------------------------------
                                 (absent voluntary waivers and reimbursements)

                                                               10 Years/Since
                                     1 Year         5 Years       Inception
                                     ------         -------    --------------

Government Fund                       8.05%          5.30%          8.14%
Bond Fund - Class A Shares (1)        5.99%          2.21%          6.83%
Bond Fund - Class Y Shares (2)         N/A            N/A              *
---------------
(1)  Inception date:  7/11/88.
(2)  Inception date: 2/18/97.
*    No fees or expenses waived or paid.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                                CTR = (ERV-P) 100
                                       -----
                                         P

          Where:    CTR  =  Cumulative total return;
                    ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning
                            of such period; and
                    P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns for each Fund from inception to September 30, 1997.

                                                     Cumulative Total Returns
                                    Cumulative     (absent voluntary fee waivers
                                   Total Returns    and expense reimbursements)
                                   -------------    ---------------------------

Government Fund (1)                   109.13%                 104.36%
Bond Fund - Class A Shares (2)         87.68%                  84.03%
Bond Fund - Class Y Shares (3)          4.58%                      *
ARMS Fund (4)                          29.04%                      *
---------------
*    No fees or expenses waived or paid.
(1)  Inception date:  3/16/87

(2) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. government securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(3)  Inception date:   2/18/97.
(4) Inception date: 1/30/92. Performance for periods prior to September 1, 1995 is that of DDJ, the Fund's predecessor for financial reporting purposes.

     The Funds may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

     YIELD = 2[(a-b + 1)6 - 1]
                ---
                cd
          Where:    a    =  dividends and interest earned during the period;
                    b    =  expenses accrued for the period (net of
                            reimbursements);
                    c    =  the average daily number of shares outstanding
                            during the period that were entitled to receive
                            dividends; and
                    d    =  the maximum offering price per share on the last day
                            of the period.


                                                        30-Day Yields
                                               -------------------------------
                                                              Absent Voluntary
                                               Actual            Fee Waivers
                                               ------         ----------------

Government Fund                                 6.19%               6.03%
Bond Fund - Class A Shares                      5.74%               5.66%
Bond Fund - Class Y Shares                      6.08%               6.00%
ARMS Fund                                       5.77%                  *
---------------
*    No fees or expenses waived or paid.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

     Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

     The performance of Bond Fund may be compared to the performance of the U.S. Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Intermediate Aggregate Index. The performance of Government Fund may be compared to the performance of the U.S. Mortgage Fund Average, as reported by Lipper, and to the performance of the Merrill Lynch 5 -10 Year Treasury Index. The performance of ARMS Fund may be compared to the performance of the Adjustable Rate Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Adjustable Rate Mortgage Index, an unmanaged index.

                               PURCHASE OF SHARES

     For shares of Government Fund and ARMS Fund, and Class A shares of Bond Fund, an investor may qualify for a reduced sales charge through one or more of several plans. An investor must notify his or her Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

COMBINED PURCHASE PLAN

     An investor may reduce or eliminate front-end or initial sales charges by aggregating his or her purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of the investor's current purchase to the higher of the cost or current value of shares of any Piper fund sold with a front-end sales charge that are currently held by the investor and the investor's related accounts or by other members of the organized group.

     QUALIFIED GROUPS. Purchases in the following personal accounts may be grouped together:

     -    The investor's individual account.
     -    The account of the investor's spouse.
     -    Accounts of the investor's children.
          The investor's employee benefit plan accounts if they are exclusively for his or her benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.

     - A trust or trusts created for the primary benefit of the investor, his or her spouse or his or her children.

     Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

     -    The group has been in existence for more than six months.
     - It is not organized for the purpose of buying redeemable securities of a registered investment company.
     - Purchases must be made through a central administration, or through a single dealer, or by other means that results in economy of sales effort or expense.

     An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ACCUMULATION PRIVILEGE

     Initial sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any other mutual fund managed by the Adviser, provided such shares were sold with an initial sales charge. For other broker-dealer accounts, an investor should notify his or her Investment Executive at the time of purchase of additional Piper fund shares the investor owns.

LETTER OF INTENT

     An investor's initial sales charge may be reduced by signing a non-binding Letter of Intent, which the investor can obtain by contacting his or her Piper Jaffray Investment Executive or other broker-dealer. This Letter of Intent will state the investor's intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with an initial sales charge over a 13-month period, beginning not earlier than 90 days prior to the date the investor signs the Letter. The investor will pay the lower sales charge applicable to the total amount he or she plans to invest over the 13-month period.

     Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

SPECIAL PURCHASE PLANS

     Shares of Government Fund and ARMS Fund, and Class A shares of Bond Fund, are available without a sales charge in the following situations:

     PURCHASES BY PIPER JAFFRAY COMPANIES, INC., ITS SUBSIDIARIES AND ASSOCIATED PERSONS

     Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

     -  Officers, directors and their spouses.

     -  Employees, retirees and their spouses.

     -  Sales representatives and their spouses.

     - Children, grandchildren, parents, grandparents or siblings of any of the above, or spouses of any of these persons.

     - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

     PURCHASES BY BROKER-DEALERS

     Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

     PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

     The following other individuals and entities may also buy Fund shares without paying a sales charge:

     - Clients of the Adviser buying shares of the Funds in their advisory accounts.
     - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.
     - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end fund that is not managed by the Adviser. This privilege is available for 30 days after the sale.
     - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.
     - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a selected dealer agreement with the Distributor.

     PURCHASES BY EMPLOYEE BENEFIT PLANS

     Shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Funds or any other series of the Company (other than a money market fund) during a calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Funds during such quarter without incurring a sales charge.

                              REDEMPTION OF SHARES

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted.
Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINVESTING AFTER A SALE

     A shareholder who has redeemed shares of a Fund (Class A shares of Bond
Fund), may reinvest all or part of the redemption proceeds in the shares of any fund managed by the Adviser (the Class A shares of any such fund that offers multiple classes of shares) within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption, the Distributor will refund a proportional amount of such CDSC. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value (without the payment of a front-end sales charge), irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($1 million or more in the case of Class Y shares of Bond Fund). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares (of the same Class in the case of Bond Fund) at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes.

Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                    TAXATION

     Each Fund is treated as a separate corporation for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each Fund intends to so qualify during the current taxable year. To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

     The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

     If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

     Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. Bond Fund retained income subject to the

4% excise tax for the 1995, 1994, 1993 and 1992 excise tax years. Bond Fund intends hereafter to distribute sufficient amounts to avoid payment of the excise tax.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Certain Funds may make investments that produce income that is not matched by corresponding distributions to such Funds, such as investments in obligations having original issue discount, such as zero coupon securities, or market discount (if a Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by a

Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

     For federal income tax purposes, Government Fund, Bond Fund and ARMS Fund had capital loss carryovers at September 30, 1997 of $17,784,819, $276,491,719 and $148,112,793, respectively. ARMS Fund is limited in its utilization of capital loss carryovers to $69,945,971 per year. If these loss carryovers are not offset by subsequent capital gains, they will expire September 30, 2002-2004 for Government Fund, September 30, 2003-2004 for Bond Fund and September 30, 1997-2004 for ARMS Fund. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains for a Fund until such Fund's available capital loss carryover has been offset or has expired.

     Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                               GENERAL INFORMATION

     The Bylaws of both Piper Funds and Piper Funds II provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS

     The audited financial statements and supplementary schedules for the Funds as of September 30, 1997 have been incorporated by reference into this Statement of Additional Information from the Funds' annual reports to shareholders in reliance on the reports of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                               PENDING LITIGATION

     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of

Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The Court has granted final approval to a Settlement Agreement which became effective on September 20, 1997. The Settlement Agreement provides $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards will submit shareholder proposals to convert these funds to an open-end format, provided that they determine, at that time, that such proposals are in the best interests of shareholders. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value. Shareholders received notice of the offers to repurchase in October 1997, and the offers to repurchase expired on November 17, 1997.

     Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. The named plaintiffs and defendants have entered into a settlement agreement which is subject to approval by the court and a sufficiently large percentage of class members. Pursuant to the terms of the settlement agreement, defendants collectively have agreed to pay a total amount of up to $6,942,733.66. The Piper defendants have agreed to pay up to $4,592,220.59, consisting of up to $923,930.23 in cash and three notes, each bearing interest of six percent per annum, to be paid as follows: $1,199,908.06 six months from the settlement effective date; $1,097,058.80 to be paid twelve months from the effective date; and $1,371,323.50 to be paid eighteen months from the effective date. The settlement of this putative class action is contingent on the settlement of related actions involving claims by First Commercial Trust Company, an investor in Managers Intermediate and other funds. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The Court granted final approval to a settlement agreement which will provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser. The effective date of the settlement was September 2, 1997. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the

Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.
The parties have entered into a settlement agreement to resolve this matter. Pursuant to the settlement agreement, the share of the settlement to be paid by the Piper defendants is a total of $1,995,968.75 consisting of $314.259.10 in cash and three notes, bearing simple interest of six percent per annum, to be paid as follows: $550,091.95 to be paid six months from the effective date; $502,941.20 to be paid 12 months from the effective date; $628,676.50 to be paid 18 months from the effective date. The settlement of this matter is contingent on the settlement of the related Hosea/Kopelman Consolidated Action and the settlement will not be effective until the effective date of the settlement in the Hosea/Kopelman Consolidated Action.

     The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                       CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

     MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations

     Prime-2 Strong capacity for repayment of short-term promissory obligations

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations

CORPORATE BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES.   Standard & Poor's ratings for
corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

     STANDARD & POOR'S RATINGS SERVICES. Standard & Poor's ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

     An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                   APPENDIX B
               INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

     Government Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit.
In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

     Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The purpose of the acquisition or sale of a futures contract by the Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

     Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against the Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

     The Fund may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. The Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. The Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. The Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. The Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

     Successful use of futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges. The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule.
Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Fund will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                     PART B

                            NATIONAL TAX-EXEMPT FUND
                            MINNESOTA TAX-EXEMPT FUND

                           Series of Piper Funds Inc.


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 24, 1997


                                Table of Contents
                                                                            PAGE
                                                                            ----

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Characteristics and Risks of Securities and Special
  Investment Methods . . . . . . . . . . . . . . . . . . . . . . . . .        2
Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . .       12
Directors and Executive Officers . . . . . . . . . . . . . . . . . . .       14
Investment Advisory and Other Services . . . . . . . . . . . . . . . .       18
Portfolio Transactions and Allocation of Brokerage . . . . . . . . . .       24
Capital Stock and Ownership of Shares. . . . . . . . . . . . . . . . .       26
Net Asset Value and Public Offering Price. . . . . . . . . . . . . . .       27
Performance Comparisons. . . . . . . . . . . . . . . . . . . . . . . .       28
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .       36
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .       42
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .       43
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Appendix A - Ratings of Tax-Exempt Securities and
  Commercial Paper . . . . . . . . . . . . . . . . . . . . . . . . . .      A-1
Appendix B - Futures Contracts and Options . . . . . . . . . . . . . .      B-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to two Prospectuses, each dated November 24, 1997. One Prospectus relates to National Tax-Exempt Fund and the Class A shares of Minnesota Tax-Exempt Fund. The other Prospectus relates to the Class Y shares of Minnesota Tax-Exempt Fund. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                                  INTRODUCTION

     The shares of Piper Funds Inc. (the "Company") are currently offered in twelve series. This Statement of Additional Information relates to two of those series, National Tax-Exempt Fund ("National Fund") and Minnesota Tax-Exempt Fund ("Minnesota Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds").

                     CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS

     The types of securities and investment techniques used by the Funds are described in the Funds' Prospectuses. Additional information about certain of these securities and investment techniques is set forth below.

MUNICIPAL SECURITIES

     Municipal securities include debt obligations issued by states, cities, local authorities, and possessions and certain territories of the United States, to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include the refinancing of other outstanding municipal securities and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.
In addition, certain industrial development, private activity and pollution control bonds may be included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax. Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes and tax-exempt commercial paper. As noted in the Prospectuses, however, the Funds intend to emphasize investments in municipal securities with long-term maturities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal securities, both within a particular classification and between classifications, depending on numerous factors.

     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such securities can be expected to fluctuate with changes in prevailing interest rates.

     Other municipal securities are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     DERIVATIVE MUNICIPAL SECURITIES. Each Fund may also acquire derivative municipal securities, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, custodial receipts in which the Funds will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. See "Taxation."

     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Funds currently do not invest in "interest only" or "principal only" custodial receipts. The Funds may invest in floating rate custodial receipts without limitation. Each Fund may also invest up to 20% of its total assets in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term municipal securities or an index of short-term municipal securities. The interest rates on inverse floating obligations will typically decline as short-term tax-exempt market interest rates increase and increase as short-term tax-exempt market rates decline. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple (typically two) of the change in the interest rates of the specified short-term municipal securities or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of fixed-rate municipal securities and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

     MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of "municipal securities" are lease obligations or installment purchase contract obligations and participations therein issued by tax-exempt issuers such as state and local governments and their agencies and instrumentalities to finance the acquisition of equipment and facilities (hereinafter collectively called "municipal lease obligations"). Each Fund may invest up to 20% of the value of its net assets in municipal lease obligations. Although municipal lease obligations do not constitute general obligations of the issuer for which such issuer's taxing power is pledged, a municipal lease obligation is ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due under the obligation. However, certain municipal lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In determining municipal lease obligations in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA MUNICIPAL SECURITIES

     Minnesota Fund is particularly susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal securities. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session the Governor is empowered to convene a special session.

     Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the state's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996. Job growth in Minnesota is expected to lag the national averages in 1997, due to widespread labor shortages. Minnesota continues to have one of the lowest unemployment rates in the nation. Since 1980, Minnesota per-capita income generally had remained above the national average.

     The state relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the state's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance June 1997 Estimates project that, under current laws, the state will complete its current biennium June 30, 1999 with a $32 million surplus, plus a $350 million cash flow account balance and a $522 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $20.9 billion. The state is a party to a variety of civil actions that could adversely affect the state's General Fund. In addition, substantial portions of state and local revenues are derived from federal expenditures, and reductions in federal aid to the state and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the state and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in state budget forecasts and planning estimates may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the state, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

     There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

     Both possible future changes in federal and state income tax laws, including rate reductions, and recent Minnesota tax legislation could adversely affect the value and marketability of Minnesota municipal bonds that are held by the Fund. See "Taxation" below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and sell municipal bond index futures contracts and interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Municipal bond index futures contracts are based upon The Bond Buyer Municipal Bond Index, an index comprised of tax-exempt bonds rated A- or higher by Standard & Poor's or A or higher by Moody's, with remaining maturities of 19 years or more. A buyer entering into a municipal bond index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the index on the last day of the contract and the value of the index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed upon amount of debt securities at a set price for delivery on a future date.

     The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if interest rates are expected to increase, a Fund might sell futures contracts. If interest rates did increase, the value of the securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase interest rate or municipal bond index futures contracts. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to this Statement of Additional Information.

     The Funds may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. However, the Funds do not currently purchase or sell put or call options on futures contracts and they do not intend to do so during the coming year. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to municipal bond index futures contracts, the degree of correlation will depend, among other things, upon the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contract. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     Additional information with respect to interest rate futures contracts, together with information regarding options on such contracts, is set forth in Appendix B to this Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. To the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

     The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     The Funds may engage in reverse repurchase agreements with banks and securities dealers. However, the Funds do not currently enter into reverse repurchase agreements and they do not intend to do so during the coming year. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.
Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interests costs which may not be deductible for tax purposes and which could possible exceed interest income earned by the Fund on the investment of such borrowed money. No more than 25% of the total assets of either Fund will at any time be subject to reverse repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase and sell municipal securities on a when-issued or forward commitment basis. When-issued and forward commitment transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. The commitment to purchase securities on a when-issued or delayed delivery basis involves an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value of the securities may be less than cost. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent the Fund purchases securities on a when-issued or forward commitment basis while remaining substantially fully invested. Although the Funds will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Funds may each sell these securities before the settlement date. If a Fund sells a when-issued or forward commitment security before the settlement date, any gain or loss would not be exempt from federal or Minnesota income tax. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

PUTS

     To help assure appropriate liquidity, each Fund may acquire municipal securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Each Fund may pay a higher price for a municipal security with a put than would be paid for the same security without a put. The primary purpose of purchasing municipal securities with puts is to permit each Fund to be as fully invested as practicable in municipal securities while at the same time providing the Fund with appropriate liquidity. If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

DIVERSIFICATION

     Although Minnesota Fund is characterized as a nondiversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets consists of cash, cash items, securities issued by the U.S. government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than

25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

ILLIQUID SECURITIES

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors.
Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and with respect to municipal lease obligations.

FOREIGN SECURITIES

     The Funds may invest up to 5% of their total assets in foreign securities. However, neither Fund currently invests in such securities or intends to invest in such securities during the coming year.

RATINGS

     Each Fund will invest in securities rated, at the time of purchase, within the following grades assigned by either Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa for long-term bonds; MIG-1 or MIG-2 for notes and other short-term obligations having fixed maturities; VMIG-1 or VMIG-2 for notes and other short-term obligations having a demand feature; and Prime-1 and Prime-2 for commercial paper) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A or BBB for municipal bonds; SP-1 or SP-2 for state and municipal notes; and A-1 and A-2 for commercial paper) or will be unrated securities which, at the time of purchase, are judged by the Adviser to be of comparable quality. If the rating of a bond held by one of the Funds drops below Baa or BBB, the Fund will conduct a credit analysis of the bond prior to determining whether to retain or dispose of it. In no event, however, will more than 5% of a Fund's net assets consist of securities that have been down-graded to a rating lower than BBB or Baa or, if unrated, that are no longer of a quality comparable to at least a BBB or Baa rating, as determined by the
Adviser.   The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. For a discussion of the various ratings assigned by Moody's and Standard & Poor's, see Appendix A hereto.

     When a Fund is restricted to investing in securities which have received at least a particular credit rating, the fund may invest in securities of the lowest gradation within that rating category. For example, if a Fund may purchase only securities rated BBB or better, the purchase of a security rated BBB- is permitted.

CONCENTRATION

     National Fund does not intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. In addition, neither Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, provided that bonds that have been refunded with escrowed U.S. Government securities will not be subject to this limitation. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. A portfolio turnover rate in excess of 100% could result in higher transaction and other increased costs to a Fund. Portfolio turnover rates are set forth in the Prospectus in "Financial Highlights."

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectuses, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     As fundamental investment restrictions, neither Fund will:

     (1) Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction #2 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

     (2) Borrow money (provided that each Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to 10% of the value of its total assets. With respect to each Fund, interest paid on borrowed funds will decrease the net earnings of the Fund. Neither Fund will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of such Fund's total assets. Neither Fund will borrow money for leverage purposes (provided that each Fund may enter into reverse repurchase agreements for such purposes).

     (3) Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this restriction, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     (4) Purchase or sell commodities or commodities futures contracts, provided that each of the Funds may enter into financial futures contracts and engage in related options transactions.

     (5) Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in municipal securities secured by real estate or interests therein.

     (6) Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (7) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies, or the acquisition of securities subject to repurchase agreements.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Fund will:

     (1) Make short sales of securities, provided that each Fund for hedging purposes may enter into financial futures contracts and engage in related options transactions.

     (2) Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     (3) Invest more than 15% of the value of its net assets in illiquid securities.

     (4) Invest more than 5% of the value of its total assets in foreign securities.

     (5)  Invest in warrants.

     The identification of the issuer of a municipal security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such non-governmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

     Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy and the policy with respect to investments in illiquid securities, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as directors or officers of various closed-end and open-end investment companies managed by the Adviser.

     Name, Address and (Age)            Position with the Company
     -----------------------            -------------------------

     William H. Ellis* (55)             Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett (57)              Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer (70)                  Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich (48)             Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg (60)            Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     David A. Hughey (66)               Director
     134 Powers Road
     Meredith, NH 03253

     George Latimer (62)                Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow (46)                   President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Name, Address and (Age)            Position with the Company
     -----------------------            -------------------------

     Robert H. Nelson (34)              Vice President and Treasurer
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Susan S. Miley (40)                Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

-------------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") and Director of Piper Jaffray Inc..

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Mr. Dyer serves on the board of directors of various privately held and nonprofit corporations.

     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

     Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean

Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

     George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he was a Senior Vice President of the Adviser.

     Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

     Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior thereto she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

     Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer, and a Pricing Committee consisting of Ms. Emmerich and Mr. Hughey.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors, the Derivatives Subcommittee and the Pricing Committee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1997, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1996. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                       Aggregate Compensation      Total Compensation
Director                  from the Company         from Fund Complex*
--------               ----------------------      ------------------

David T. Bennett              $16,067                    $56,250
Jaye F. Dyer                  $14,567                    $58,750
Karol D. Emmerich             $16,067                    $58,750
Luella G. Goldberg            $15,317                    $60,750
George Latimer                $14,567                    $56,750
David A. Hughey               $11,675                    $   -0-

-------------------------
* Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Pursuant to an Investment Advisory and Management Agreement with the Company, the Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of either Fund approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of the other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                Annual Advisory Fee
         Average Net Asset                       as Percentage of
        Values of each Fund                     Average Net Assets
        -------------------                     ------------------

     On the first $250,000,000                         .50%
     On the next $250,000,000                          .45%
     On average assets of over $500,000,000            .40%

     The table below sets forth the advisory fees paid by the Funds for the periods indicated:

                   Advisory fees       Advisory fees       Advisory fees
                  for the fiscal      for the fiscal      for the fiscal
                    year ended          year ended          year ended
Fund            September 30, 1995  September 30, 1996  September 30, 1997
----            ------------------  ------------------  ------------------

National Fund        $298,729            $258,789            $243,669
Minnesota Fund        706,675             660,926             645,935

     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company.

     The same security may be suitable for one or both of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by both Funds or by either of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, National Fund and Minnesota Fund pay fees to the Distributor at monthly rates of 1/12 of .30% of National Fund's average daily net assets and 1/12 of .30% of the average daily net assets of Minnesota Fund attributable to such Fund's Class A shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Funds. The Class Y shares of Minnesota Fund do not pay fees under the Distribution Plan

      A portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). For each Fund, a portion of the total fee equal to .05% of average daily net assets is categorized as a distribution fee, and the remaining portion of the fee, equal to .25% of average daily net assets, is categorized as a servicing fee.

     Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.

     For the fiscal year ended September 30, 1997, the Distributor voluntarily limited amounts payable under the Distribution Plan to .24% of average daily net assets for each Fund. The Distributor has voluntarily limited amounts payable under the Distribution Plan during fiscal 1998 to an annual rate of .24% of the average daily net assets of National Fund and .24% of Minnesota Fund's average daily net assets attributable to such Fund's Class A shares.

     Total distribution fees paid for the fiscal year ended September 30, 1997 and how those fees were used by the Distributor are:

                                           National Fund      Minnesota Fund
                                           -------------      --------------

Advertising                                  $ 19,427            $ 50,955
Printing and Mailing of
  Prospectuses to Other Than
  Current Shareholders                            -0-                 -0-
Compensation to Underwriters
  (trail fees to Investment Executives)        97,135             254,776
Compensation to Dealers                           -0-                 -0-
Compensation to Sales Personnel                   -0-                 -0-
Interest, Carrying or Other
  Financing Charges                               -0-                 -0-
Other (Specify)                                   -0-                 -0-
                                             --------            --------
Total                                        $116,562            $305,731

UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the Prospectus.

     The following table sets forth the aggregate dollar amount of underwriting commissions paid by each Fund for the fiscal years ended September 30, 1995, 1996 and 1997, the amount of such commissions retained by the Distributor and the total dollar amount of brokerage commissions paid by each Fund to the Distributor.

                                                          Underwriting Commissions                  Brokerage Commissions
               Total Underwriting Commissions              Retained by Distributor                   Paid to Distributor
             ----------------------------------      ----------------------------------      ----------------------------------
             Fiscal       Fiscal       Fiscal        Fiscal        Fiscal       Fiscal       Fiscal        Fiscal        Fiscal
              year         year         year          year          year         year         year          year          year
              ended        ended        ended         ended         ended        ended        ended         ended         ended
             9/30/95      9/30/96      9/30/97       9/30/95       9/30/96      9/30/97      9/30/95       9/30/96       9/30/97
             -------      -------      -------       -------       -------      -------      -------       -------       -------
National     $36,355     $ 35,016      $ 8,095       $21,086       $20,659      $ 6,526       $-0-          $-0-          $-0-
Minnesota     83,956      138,945       24,573        48,694        81,978       16,753        -0-           -0-           -0-

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $7.50 per active shareholder account (defined as an account that has a balance of shares) and $1.60 per closed account (defined as an account that does not have a balance of shares, but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     During the fiscal year ended September 30, 1997, the Funds paid the following amounts to the Distributor and Piper Trust under the Shareholder Account Servicing Agreements.

                     Amount paid        Amount paid
                    to Distributor     to Piper Trust
                    --------------     --------------
National Fund          $11,758            $     0
Minnesota Fund          22,113                  0

     PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act.

     The Adviser is responsible for effecting securities transactions for each Fund. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

     In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     Any portfolio transactions for the Funds executed on an agency basis, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

     For the fiscal years ended September 30, 1995, 1996 and 1997, neither Fund paid any brokerage commissions. From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. Neither Fund purchased securities of its regular brokers or dealers or parent companies of such brokers or dealers during the 1997 fiscal year.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

     Each Fund's shares constitute a separate series of the Company's common stock. The assets received by a Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of a Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

     The Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

     Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     As of November 14, 1997, shareholders who owned of record or were known by the Funds to own beneficially 5% or more of the outstanding shares of any class of the Funds are listed below. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund, and of each class thereof, as of such date.

     Minnesota Tax Exempt Fund--Class Y shares: Jane N. Moot Revocable Trust, 6601 Dovre Drive, Edina, MN 55436, 185,420 shares (24.36%), Piper Capital Mangement, ADV for Lew & Co., Resource Bank & Trust, custodian, 900 2nd Avenue, Minneapolis, MN, 171,586 shares (22.55%), Curtis J. and Evelyn C. Cargill, 3141 Sandy Hook Drive, St. Paul, MN 55113, 93,092 shares (12.23%), Daniel D. Childers Revocable Trust, 37352 Riviera Road, St. Cloud, MN 56303, 182,648 shares (24.00%) and Harold F. Griffiths, 27308 N. Palo Fiero Road, Tonto Verde, AZ 85263, 128,289 shares 16.86%).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "Buying Shares -
- Calculating Your Purchase Price" and "General Information -- Net Asset Value." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1997, the net asset value per share for each Fund was calculated as follows:

                                  NATIONAL FUND

     Net Assets ($49,637,679)         =  Net Asset Value Per Share
     ------------------------------
     Shares Outstanding (4,427,749)        ($11.21)

                         MINNESOTA FUND--CLASS A SHARES

     Net Assets ($125,658,567)        =  Net Asset Value Per Share
     -------------------------------
     Shares Outstanding (11,267,758)       ($11.15)

                         MINNESOTA FUND--CLASS Y SHARES

     Net Assets ($9,010,714)          =  Net Asset Value Per Share
     ----------------------------
     Shares Outstanding (808,499)          ($11.14)

     In the case of National Fund and the Class A shares of Minnesota Fund, a sales charge of 2.04% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share. No sales charge will be added in the case of the Class Y shares of Minnesota Fund.

                             PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return," "cumulative total return," "yield" and "tax equivalent yield." All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                                            6
                         YIELD = 2[(a-b + 1)  - 1]
                                    ---
                                    cd

     Where:    a   =  dividends and interest earned during the period;
               b   =  expenses accrued for the period (net of reimbursements);
               c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
               d   =  the maximum offering price per share on the last day of the period.

     Tax equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (E.G., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.

     The Funds' yields and tax-equivalent yields (assuming a 31% federal income tax rate for National Fund and a combined federal/Minnesota income tax rate of 36.9% for Minnesota Fund) based upon the 30-day period ended September 30, 1997, are set forth below. During the period for which yields are calculated, the Distributor voluntarily waived a portion of its Rule 12b-1 fees for each Fund, thereby increasing yields. These fees may or may not be waived or paid in the future, in the Adviser's discretion. The following table also sets forth the yields of each Fund as of September 30, 1997, absent the waiver of fees.

                                                         Yields
                               -----------------------------------------------------------
                                        Actual                Absent Voluntary Fee Waivers
                               -------------------------      ----------------------------
                                30-Day    Tax-Equivalent         30-Day     Tax-Equivalent
Fund                             Yield         Yield              Yield          Yield
----                             -----         -----              -----          -----
National Fund                    4.02%         5.83%              3.96%          5.74%
Minnesota Fund--Class A          4.56%         7.23%              4.50%          7.13%
Minnesota Fund--Class Y          4.90%         7.77%`             *              *

-------------------------
*    No fees or expenses waived or paid.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:    P   =  a hypothetical initial payment of $1,000;
               T   =  average annual total return;
               n   =  number of years; and
               ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     During the periods for which average annual total return is calculated, the Adviser waived or paid certain expenses of the Funds and/or the Distributor voluntarily limited Rule 12b-1 fees, thereby increasing average annual total return. These expenses may or may not be waived or paid in the future, in the Adviser's and the Distributor's discretion.

     The following table sets forth the average annual total return of each Fund for various periods ended September 30, 1997.

                                                               Average Annual Total Return
                                   -----------------------------------------------------------------------------------
                                                                                    Absent Voluntary Fee Waivers
                                                   Actual                               and Expense Payments
                                   --------------------------------------       --------------------------------------
                                                                  Since                                        Since
                                    1 Year         5 Year       Inception        1 Year         5 Year       Inception
                                   --------       --------      ---------       --------       --------      ---------
National Fund
  (Inception 7/11/88)               6.91%          6.30%          7.56%          6.81%          6.21%          7.31%
Minnesota Fund-Class A Shares
  (Inception 7/11/88)               6.15%          6.48%          7.41%          6.15%          6.40%          7.24%
Minnesota Fund-Class Y Shares
  (Inception 8/1/97)                 N/A            N/A           0.09% *         N/A            N/A             **

*    Not annualized.
**   No fees or expenses waived or paid.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                              CTR = (ERV-P) 100
                                     -----
                                       P

     Where:    CTR  =    Cumulative total return
               ERV  =    ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of
                         such period; and
               P    =    initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns for the period from July 11, 1988 (commencement of operations) through September 30, 1997 for National Fund and the Class A shares of Minnesota Fund and from August 1, 1997 (commencement of operations) to September 30, 1997 for the Class Y shares of Minnesota Fund. The Adviser waived or paid certain expenses of the Funds and/or the Distributor voluntarily limited Rule 12b-1 fees during this time period and such expenses and fees may or may not be waived or paid in the future.

                                                   Cumulative Total Returns
                              Cumulative         (absent voluntary fee waivers
                             Total Returns           and expense payments)
                             -------------       -----------------------------

National Fund                   95.93%                      91.75%
Minnesota Fund - Class A        93.40%                      90.63%
Minnesota Fund - Class Y         0.09%                         *

**   No fees or expenses waived or paid.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

     Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

     The performance of National Fund may be compared to the performance of the General Municipal Bond Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Municipal Index. The performance of Minnesota Fund may be compared to the performance of the Minnesota Municipal Bond Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Municipal Index.

TAX-EXEMPT VS. TAXABLE INCOME

     The tables below show the approximate yields that taxable securities must earn to equal federally tax-exempt yields and yields that are exempt from both federal and Minnesota income taxes under selected combined federal/Minnesota income tax brackets, which reflect effective combined rates after deducting Minnesota taxes from federal income. The combined federal/Minnesota tax brackets assume the federal rate listed in the column above each combined bracket and a Minnesota income tax rate of 8.5% (except the 33.8% combined rate, which assumes a Minnesota rate of 8%). The 39.6% federal rate and the 8.5% Minnesota rate are the highest rates currently scheduled to be in effect for individuals in 1998.

                            NATIONAL TAX-EXEMPT FUND

                                   Equivalent Taxable Yield
                   ---------------------------------------------------------
                   28% Federal    31% Federal    36% Federal   39.6% Federal
Tax-Free Yield       Bracket        Bracket        Bracket        Bracket
--------------     -----------    -----------    -----------   -------------

    4.00%             5.56%           5.80%          6.25%          6.62%
    4.50              6.25            6.52           7.03           7.45
    5.00              6.94            7.25           7.81           8.28
    5.50              7.64            7.97           8.59           9.11
    6.00              8.33            8.70           9.38           9.93
    6.50              9.03            9.42          10.16          10.76
    7.00              9.72           10.14          10.94          11.59
    7.50             10.42           10.87          11.72          12.42
    8.00             11.11           11.59          12.50          13.25

                            MINNESOTA TAX-EXEMPT FUND

                                           Equivalent Taxable Yield
                 -----------------------------------------------------------------------------
                  33.8% Combined      36.9% Combined      41.4% Combined      44.7% Combined
                 Federal/Minnesota   Federal/Minnesota   Federal/Minnesota   Federal/Minnesota
Tax-Free Fund         Bracket             Bracket             Bracket             Bracket
-------------    -----------------   -----------------   -----------------   -----------------
    4.00%               6.04%               6.34%               6.83%               7.23%
    4.50                6.80                7.13                7.68                8.14
    5.00                7.55                7.92                8.53                9.04
    5.50                8.31                8.72                9.39                9.95
    6.00                9.06                9.51               10.24               10.85
    6.50                9.82               10.30               11.09               11.75
    7.00               10.57               11.09               11.95               12.66
    7.50               11.33               11.89               12.80               13.56
    8.00               12.08               12.68               13.65               14.47

     These charts do not take into consideration any federal or Minnesota alternative minimum tax. In addition, each chart is based on yields that are derived solely from tax-exempt income. To the extent a Fund's advertised yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the chart. The tax-free yields used in these charts should not be considered as representations of any particular rates of return and are for purposes of illustration only.

COMPARISON OF THE EFFECT OF COMPOUNDING ON TAXABLE AND TAX-EXEMPT INVESTMENTS

     The graphs below demonstrate the effect that compounding has on taxable and tax-exempt investments with similar dividend yields for selected federal tax brackets and selected combined federal/Minnesota tax brackets. Dividends on an after-tax basis are assumed to be invested and compounded monthly.

           Federal Tax Free     After Tax 6.50% Bond        After Tax 6.50% Bond
                 earn 5.10%   Federal Tax Bracket 31.0%   Federal Tax Bracket 36
  9/30/96            10,000                      10,000                      10,000
  9/30/97            10,522                      10,458                      10,424
  9/30/98            11,071                      10,937                      10,866
  9/30/99            11,649                      11,437                      11,327
  9/30/00            12,258                      11,961                      11,807
  9/30/01            12,898                      12,509                      12,308
  9/30/02            13,571                      13,081                      12,830
  9/30/03            14,280                      13,680                      13,374
  9/30/04            15,025                      14,307                      13,941
  9/30/05            15,810                      14,962                      14,532
  9/30/06            16,635                      15,647                      15,148
  9/30/07            17,503                      16,363                      15,790
  9/30/08            18,417                      17,112                      16,460
  9/30/09            19,379                      17,895                      17,158
  9/30/10            20,391                      18,715                      17,885
  9/30/11            21,455                      19,572                      18,644
  9/30/12            22,575                      20,468                      19,434
  9/30/13            23,754                      21,405                      20,258
  9/30/14            24,994                      22,385                      21,117
  9/30/15            26,299                      23,410                      22,013
  9/30/16            27,672                      24,481                      22,946
  9/30/17            29,117                      25,602                      23,919
  9/30/18            30,637                      26,774                      24,933
  9/30/19            32,237                      28,000                      25,990
  9/30/20            33,920                      29,282                      27,093
  9/30/21            35,690                      30,623                      28,241
  9/30/22            37,554                      32,025                      29,439
  9/30/23            39,514                      33,491                      30,687
  9/30/24            41,578                      35,024                      31,988
  9/30/25            43,748                      36,628                      33,345
  9/30/26            46,032                      38,305                      34,759

$10,000 Compounded at 5.00%
DOUBLE TAX-EXEMPT VERSUS A 6.50% BOND COMPOUNDED AFTER FEDERAL AND MINNESOTA TAX

             Minnesota and         After Tax 6.50%             After Tax 6.50%
                 Federal Tax          Bond Minnesota and          Bond Minnesota
             Free earn 5.00%   Federal Tax Bracket 36.9%   Federal Tax Bracket 41.4%
 9/30/1996             10000                       10000                       10000
 9/30/1997             10512                       10418                       10388
 9/30/1998             11049                       10853                       10790
 9/30/1999             11615                       11307                       11209
 9/30/2000             12209                       11780                       11643
 9/30/2001             12834                       12272                       12094
 9/30/2002             13490                       12785                       12563
 9/30/2003             14180                       13319                       13050
 9/30/2004             14906                       13876                       13556
 9/30/2005             15668                       14456                       14081
 9/30/2006             16470                       15060                       14627
 9/30/2007             17313                       15689                       15194
 9/30/2008             18198                       16345                       15783
 9/30/2009             19130                       17028                       16395
 9/30/2010             20108                       17740                       17030
 9/30/2011             21137                       18481                       17691
 9/30/2012             22218                       19254                       18376
 9/30/2013             23355                       20058                       19089
 9/30/2014             24550                       20897                       19828
 9/30/2015             25806                       21770                       20597
 9/30/2016             27126                       22680                       21395
 9/30/2017             28514                       23628                       22225
 9/30/2018             29973                       24616                       23086
 9/30/2019             31507                       25644                       23981
 9/30/2020             33118                       26716                       24911
 9/30/2021             34813                       27833                       25876
 9/30/2022             36594                       28996                       26879
 9/30/2023             38466                       30208                       27921
 9/30/2024             40434                       31470                       29003
 9/30/2025             42503                       32786                       30128
 9/30/2026             44677                       34156                       31296

     Each graph assumes that dividend yield and taxable income remain constant and that taxable dividend income earned does not put an investor into a higher tax bracket. The assumed dividend yields used in these graphs should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                               PURCHASE OF SHARES

     For shares of National Fund and Class A shares of Minnesota Fund, an investor may qualify for a reduced sales charge through one or more of several plans. An investor must notify his or her Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

COMBINED PURCHASE PLAN

     An investor may reduce or eliminate front-end or initial sales charges by aggregating his or her purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of the investor's current purchase to the higher of the cost or current value of shares of any Piper fund sold with a front-end sales charge that are currently held by the investor and the investor's related accounts or by other members of the organized group.

     QUALIFIED GROUPS. Purchases in the following personal accounts may be grouped together:

     -    The investor's individual account.
     -    The account of the investor's spouse.
     -    Accounts of the investor's children.
     - The investor's employee benefit plan accounts if they are exclusively for his or her benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.
     - A trust or trusts created for the primary benefit of the investor, his or her spouse or his or her children.

     Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

     -    The group has been in existence for more than six months.
     - It is not organized for the purpose of buying redeemable securities of a registered investment company.
     - Purchases must be made through a central administration, or through a single dealer, or by other means that results in economy of sales effort or expense.

     An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ACCUMULATION PRIVILEGE

     Initial sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any other mutual fund managed by the Adviser, provided such shares were sold with an initial sales charge. For other broker-dealer accounts, an investor should notify his or her Investment Executive at the time of purchase of additional Piper fund shares the investor owns.

LETTER OF INTENT

     An investor's initial sales charge may be reduced by signing a non-binding Letter of Intent, which the investor can obtain by contacting his or her Piper Jaffray Investment Executive or other broker-dealer. This Letter of Intent will state the investor's intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with an initial sales charge over a 13-month period, beginning not earlier than 90 days prior to the date the investor signs the Letter. The investor will pay the lower sales charge applicable to the total amount he or she plans to invest over the 13-month period.

     Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

SPECIAL PURCHASE PLANS

     Shares of National Fund and Class A shares of Minnesota Fund are available without a sales charge in the following situations:

     PURCHASES BY PIPER JAFFRAY COMPANIES, INC., ITS SUBSIDIARIES AND ASSOCIATED PERSONS

     Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

     -    Officers, directors and their spouses.
     -    Employees, retirees and their spouses.
     -    Sales representatives and their spouses.
     - Children, grandchildren, parents, grandparents or siblings of any of the above, or spouses of any of these persons.
     - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

     PURCHASES BY BROKER-DEALERS

     Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

     PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

     The following other individuals and entities may also buy Fund shares without paying a sales charge:

     - Clients of the Adviser buying shares of the Funds in their advisory accounts.
     - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.
     - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end fund that is not managed by the Adviser. This privilege is available for 30 days after the sale.
     - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.
     - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a selected dealer agreement with the Distributor.

                              REDEMPTION OF SHARES

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more ($25,000 or more in the case of Class Y shares of Minnesota Tax-Exempt Fund) or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINVESTING AFTER A SALE

     A shareholder who has redeemed shares of National Fund or Class A shares of Minnesota Fund may reinvest all or part of the redemption proceeds in shares of any fund managed by the Adviser (the Class A shares of any such fund that offers multiple classes of shares) within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption, the Distributor will refund a proportional amount of such CDSC. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value, without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($1 million or more in the case of Class Y shares of Minnesota Fund). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate

Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                    TAXATION

     Each Fund qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during its last taxable year and intends to so qualify during the current taxable year. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

     Each Fund intends to take all actions required under the Code to ensure that it may pay "exempt-interest dividends." If a Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excludable from the gross income of the Fund's shareholders.

     If a Fund invests in custodial receipts (see "Characteristics and Risks of Securities and Special Investment Methods--Municipal Securities--Derivative Municipal Securities"), it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. Because of the requirement that the Fund distribute 90% of its net investment income to maintain its status as a regulated investment company, the Fund would be obligated to distribute taxable income to shareholders in the amount of its accrued taxable income.

     Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

     Any loss on the sale or exchange of shares of a Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal and Minnesota income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. This loss disallowance rule applies to Minnesota taxpayers (including corporations) even though all or a portion of such dividend is not excluded from Minnesota taxable income. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of either Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of each Fund. Similar nondeductibility rules apply under Minnesota law to individuals, estates and trusts, even as to exempt-interest dividends that are not excluded from Minnesota taxable net income.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. The Funds may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

     Because liability for AMT will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in a Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

     For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

     The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contracts are closed.

     The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for municipal securities. The Funds cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in municipal securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a municipal security in a Fund's portfolio loses its exempt status, that Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

MINNESOTA TAXATION

     The portion of exempt-interest dividends that is derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts. The Fund intends to meet this 95% requirement, so that the dividends it pays that are attributable to interest on Minnesota obligations will be excludable from the Minnesota taxable income of shareholders that are individuals, estates and trusts. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Minnesota law. However, Minnesota has repealed the favorable treatment of long-term capital gains while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

     The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or

Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the U.S. Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota municipal securities held by the Fund would become taxable under this Minnesota statutory provision.

     The foregoing relates only to federal and Minnesota income taxation. Prospective shareholders should consult their tax advisers as to the possible application of other state and local income tax laws to Fund distributions.

                               GENERAL INFORMATION

     The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS

     The audited financial statements for the Funds as of September 30, 1997, as set forth in the Funds' annual report to shareholders, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                               PENDING LITIGATION

     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company.
The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The Court has granted final approval to a Settlement Agreement which became effective on September 20, 1997. The Settlement Agreement provides $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards will submit shareholder proposals to convert these funds to an open-end format, provided that they determine, at that time, that such proposals are in the best interests of shareholders. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value. Shareholders received notice of the offers to repurchase in October 1997, and the offers to repurchase expired on November 17, 1997.

     Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. The named plaintiffs and defendants have entered into a settlement agreement which is subject to approval by the court and a sufficiently large percentage of class members. Pursuant to the terms of the settlement agreement, defendants collectively have agreed to pay a total amount of up to $6,942,733.66. The Piper defendants have agreed to pay up to $4,592,220.59, consisting of up to $923,930.23 in cash and three notes, each bearing interest of six percent per annum, to be paid as follows: $1,199,908.06 six months from the settlement effective date; $1,097,058.80 to be paid twelve months from the effective date; and $1,371,323.50 to be paid eighteen months from the effective date. The settlement of this putative class action is contingent on the settlement of related actions involving claims by First Commercial Trust Company, an investor in Managers Intermediate and other funds. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The Court granted final approval to a settlement agreement which will provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser. The effective date of the settlement was September 2, 1997. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.
The parties have entered into a settlement agreement to resolve this matter. Pursuant to the settlement agreement, the share of the settlement to be paid by the Piper defendants is a total of $1,995,968.75 consisting of $314.259.10 in cash and three notes, bearing simple interest of six percent per annum, to be paid as follows: $550,091.95 to be paid six months from the effective date; $502,941.20 to be paid 12 months from the effective date; $628,676.50 to be paid 18 months from the effective date. The settlement of this matter is contingent on the settlement of the related Hosea/Kopelman Consolidated Action and the settlement will not be effective until the effective date of the settlement in the Hosea/Kopelman Consolidated Action.

     The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                              RATINGS OF TAX-EXEMPT
                         SECURITIES AND COMMERCIAL PAPER

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax exempt securities are Aaa, Aa, A and Baa. Tax exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards," but as to which margins of protection or other elements make long term risks appear somewhat larger than Aaa rated tax exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax exempt securities which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A 1 and Baa 1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and
(3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG if the demand feature is rated. Short-term ratings on issues with demand features are differentiated to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Loans bearing the MIG-1 or VMIG-1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2 or VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the MIG-3 or VMIG-3 and MIG-4 or VMIG-4 designations are of lower quality.

     The four highest ratings of Standard & Poor's Ratings Services ("Standard & Poor's") for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest. The designation SP-2 indicates a satisfactory capacity to pay principal and interest.

     Commercial paper ratings are graded by Standard & Poor's into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation. The "A-2" designation indicates that the degree of safety regarding timely payment is strong.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations.

     Prime-2 Strong capacity for repayment of short-term promissory obligations.

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

                                   APPENDIX B
                          FUTURES CONTRACTS AND OPTIONS

FUTURES CONTRACTS

     Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, interest rate futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

     Although most interest rate futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Each Fund also may purchase and sell futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities, but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

     The municipal bond index underlying these futures contracts is The Bond Buyer Municipal Bond Index, developed by THE BOND BUYER and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. The index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated A- or higher by Standard and Poor's or A or higher by Moody's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealer brokers.

     The municipal bond index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The purpose of the acquisition or sale of futures contracts by the Funds, as holders of long-term municipal securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term municipal securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in each Fund's portfolio will far exceed the value of the futures contracts sold by such Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

     Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term bonds at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable a Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and sell put and call options on interest rate and municipal bond index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. Options on interest rate futures contracts are currently available with respect to Treasury bonds (direct obligations of the U.S. Treasury which generally have maturities of greater than ten years). An options contract based on the municipal bond index futures contract discussed above was introduced on the CBT in June 1987. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Funds. In connection with the writing of options on futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or municipal bond index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate or municipal bond index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using municipal bond index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying municipal bond index or fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in the municipal bond index or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. For example, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds which are the subject of the hedge. The degree of imperfection or correlation depends upon, among other things, the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts. For example, each bond included in the municipal bond index must have a remaining maturity of 19 years or more, whereas each Fund's portfolio probably will be comprised of securities with an average aggregate maturity of less than 19 years. This risk of an imperfect correlation increases to the extent that either Fund enters into futures contracts for other than municipal bonds since the value of municipal bonds and other debt securities may not react exactly the same to general changes in interest rates and may react differently to factors other than changes in the general level of interest rates.

     Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. The purchase of municipal bond index futures contracts involves an additional risk since these are instruments with a relatively short trading history. As a result, it is possible that trading in such futures contracts will be less liquid than that in other futures contracts.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves certain risks. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

     To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

     The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate, or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio.

Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Both Funds intend to file such a notice and to meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                     PART B


                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                           Series of Piper Funds Inc.


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 24, 1997


                                Table of Contents
                                                                            PAGE
                                                                            ----

Investment Policies and Restrictions . . . . . . . . . . . . . . . . .        2
Directors and Executive Officers . . . . . . . . . . . . . . . . . . .       13
Investment Advisory and Other Services . . . . . . . . . . . . . . . .       17
Portfolio Transactions and Allocation of Brokerage . . . . . . . . . .       23
Capital Stock and Ownership of Shares. . . . . . . . . . . . . . . . .       25
Net Asset Value and Public Offering Price. . . . . . . . . . . . . . .       26
Performance Comparisons. . . . . . . . . . . . . . . . . . . . . . . .       27
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .       31
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .       33
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .       34
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Appendix A - Ratings . . . . . . . . . . . . . . . . . . . . . . . . .      A-1

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 24, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The shares of Piper Funds Inc. (the "Company") are currently offered in 12 series. This Statement of Additional Information relates to three of those series, Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). Piper Capital Management Incorporated (the "Adviser") acts as the investment adviser to the Funds. The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

     RULE 2a-7. Each Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions. Rule 2a-7 requires that each of the Funds invest exclusively in securities that mature within 397 days and that each maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Funds be limited to United States dollar-denominated investments that (a) present "minimal credit risks" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, (i) securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Ratings Services or P-1 or P-2 by Moody's Investors Service, Inc., (ii) securities that at the time of issuance were long-term securities but that have remaining maturities of 397 calendar days or less, provided the issuer has comparable outstanding short-term debt rated in one of the two highest categories, and (iii) unrated securities of comparable quality. See Appendix A to this Statement of Additional Information for an explanation of the ratings issued by NRSROs. It is the responsibility of the Adviser to determine that the Funds' investments present only "minimumal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Company's Board of Directors.

     Under Rule 2a-7, no more than 5% of the assets of non-tax-exempt money funds (such as Money Market Fund and U.S. Government Money Market Fund) may be invested in securities that are not First Tier Securities. (First Tier Securities include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1)). In addition, a non-tax-exempt money fund (a) may not invest (with certain limited exceptions) more than 5% of it total assets in securities of a single issuer, other than U.S. Government securities and (b) may not invest more than the greater of 1% of the fund's total assets or $1,000,000 in Second Tier Securities of a single issuer. These requirements do not apply to tax-exempt money funds such as Tax-Exempt Money Market Fund.

     FOREIGN GOVERNMENT OBLIGATIONS. Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of Money Market Fund's assets invested in securities issued by foreign governments will vary depending upon the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries.

     COMMERCIAL PAPER. Commercial paper in which Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) invests includes variable amount master demand notes, which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Money Market Fund may also invest in asset-backed commercial paper. This type of commercial paper is issued by an entity which does not have a corporate purpose other than that of financing a specific asset or pool of assets with some common characteristics. Assets include, for example, loans or retail and trade receivables. Although payment of principal and interest on asset-backed securities is generally dependent upon the cash flows generated by the assets backing the securities, the asset-backed commercial paper purchased by Money Market Fund will generally contain elements of credit support.

     BANK OBLIGATIONS. Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) may invest in commercial paper, certificates of deposit, bank notes, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Fund will not invest more than 10% of its net assets in time deposits and other illiquid securities. See "Investment Restrictions," below. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit, bank notes, time deposits and bankers' acceptances issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks and foreign branches of foreign banks will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     PARTICIPATION INTERESTS. Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) may purchase from banks and securities dealers participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of one year or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and in other illiquid securities. See "Investment Restrictions," below.

     CORPORATE DEBT. Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) may invest in nonconvertible corporate debt securities of domestic and foreign entities (for example, bonds and debentures) with no more than 397 calendar days remaining to maturity, provided such obligations are Eligible Securities. Corporate debt securities with a remaining maturity of 397 calendar days or less tend to be liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

     U.S. GOVERNMENT SECURITIES. Money Market Fund and U.S. Government Money Market Fund (and Tax-Exempt Money Market Fund, to the extent it invests in taxable obligations) may invest in U.S. Government securities, which are obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full and credit of the U.S. Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities, such as the Student Loan Marketing Association, are backed by the credit of the agency or instrumentality issuing the obligations.

     MUNICIPAL SECURITIES. Municipal securities include obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as bridges, docks and wharves, highways, hospitals, housing, jails, mass transportation, parks, public buildings, recreational facilities, school facilities, streets, and water and sewer systems. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or federal or state grants or aids, the payment of judgments, community redevelopment, district heating or cooling facilities, the purchase of street maintenance and firefighting equipment, and any authorized corporate purpose of the issuer. In addition, certain types of industrial development or private activity bonds have been or may be issued by or on behalf of public corporations to finance publicly owned and/or operated housing facilities, hospitals, nursing homes, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewer or solid waste disposal. Other types of industrial development or private activity bonds have been or may be issued, the proceeds of which are used for the construction, equipment, repair or improvement of privately owned and/or operated industrial, commercial or office facilities. However, current federal income tax laws place substantial limitations on the size and volume of such issues.

     The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer which are secured by its taxing power without limitation as to rate or amount and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, from a specific limited tax or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development or private activity bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, which are pledged to their payment. The credit quality of industrial development or private activity bonds is usually directly related to the credit standing of the owner and/or user of the facilities financed (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

     Municipal securities include municipal bonds, notes and commercial paper. Municipal bonds are debt obligations issued to obtain funds for various public purposes which have maturities at the time of issuance generally ranging from one to 20 years or more. Municipal notes are short-term obligations, generally with maturities ranging from six months to three years. Municipal notes include grant anticipation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Municipal commercial paper refers to short-term obligations with maturities of 365 days or less issued by state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of municipal securities for investment by Tax-Exempt Money Market Fund and the value of the Fund's portfolio. In such event, the Fund may discontinue the issuance of shares to new investors and it may reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the approval of its shareholders.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements with respect to the securities in which it may invest. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. To the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. Interest earned by a Fund from repurchase agreements with respect to tax-exempt securities will not be treated for federal income tax purposes as tax-exempt interest.

     The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     U.S. Government Money Market Fund will enter into repurchase agreements and reverse repurchase agreements (see "--Reverse Repurchase Agreements" below) only with the primary reporting dealers that report to the Federal Reserve

Bank of New York and with banks that are among the 100 largest United States commercial banks.

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by the Adviser, and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. However, the Funds do not currently enter into such transactions, nor do they intend to enter
into such transactions during the coming year.   Under a reverse repurchase
agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which the Funds enter into reverse repurchase agreement transactions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

          Tax-Exempt Money Market Fund may purchase and sell municipal securities on a when-issued or forward commitment basis. When-issued and forward commitment transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or forward commitment basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value may be less than cost. Although the Fund will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date. If the Fund sells a when-issued or forward commitment security before the settlement date, any gain or loss would not be exempt from federal income tax. For purposes of Tax-Exempt Money Market Fund's investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

     When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PUTS

     To help assure appropriate liquidity, Tax-Exempt Money Market Fund may acquire municipal securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. The Fund may pay a higher price for a municipal security with a put than would be paid for the same security without a put. The primary purpose of purchasing municipal securities with puts is to permit the Fund to be as fully invested as practicable in municipal securities while at the same time providing the Fund with appropriate liquidity.

     Immediately after acquisition of any put, Tax-Exempt Money Market Fund will not, with respect to 75% of the total amortized cost value of its assets, have invested more than 5% of the total amortized cost value of its assets in securities underlying puts from the same institution. An unconditional put, which is a put that would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities, will not be considered to be a put from that institution, provided that the amortized cost value of all securities held by the Fund and issued or guaranteed by the same institution does not exceed 10% of the total amortized cost value of the Fund's assets. For the purposes of this paragraph, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price and an unconditional put will be considered to be a guarantee of the underlying security or securities.

     If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, Tax-Exempt Money Market Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be the Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

     Certain of the obligations in which the Funds may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of 397 calendar days. The Funds determine the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

ILLIQUID SECURITIES

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will invest more than 10% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act. Money Market Fund currently invests a significant portion of its assets in this type of commercial paper.

PORTFOLIO TURNOVER

     Each Fund, consistent with its investment objective, may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Since each Fund's assets will be invested in securities with short maturities and the Funds will manage their portfolios as described above, each Fund's portfolio will turn over several times a year. However, this will not generally increase the Funds' brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Funds invest.

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for each Fund will generally be insignificant.

INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     As fundamental investment restrictions, no Fund will:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto, or to municipal securities. In addition, this restriction does not apply to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 3 below and except to the extent that purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

     3. Borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any money market instruments. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes (provided that the Funds may enter into reverse repurchase agreements for such purposes).

     4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10%, with respect to Money Market Fund and U.S. Government Money Market Fund, and 20% with respect to Tax-Exempt Money Market Fund, of the value of their total assets to secure temporary or emergency borrowing.

     5.   Purchase or sell commodities or commodity futures contracts.

     6. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     7. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     8. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies, or the acquisition of securities subject to repurchase agreements.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     1.   Invest more than 10% of its net assets in illiquid securities.

     2.   Invest in warrants.

     3.   Make short sales of securities.

     4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     5. Invest in foreign securities, except as follows: (a) Money Market Fund may invest without limit in foreign securities, subject to the requirements of Rule 2a-7 of the 1940 Act, and (b) Tax-Exempt Money Market Fund may invest up to 5% of its total assets in foreign securities. For purposes of this investment limitation, securities of foreign issuers which are guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities are not considered foreign securities.

     6.   Loan portfolio securities.

     The identification of the issuer of a municipal security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

     Any investment restriction or limitation referred to above or in the Prospectus, except a Fund's borrowing policy and policy with respect to investing in illiquid securities, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

     Name, Address and (Age)            Position with the Company
     -----------------------            -------------------------

     William H. Ellis* (55)             Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett (57)              Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer (70)                  Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich (48)             Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg (60)            Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     David A. Hughey (66)               Director
     134 Powers Road
     Meredith, NH 03253

     George Latimer (62)                Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow (46)                   President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson (34)              Vice President
     Piper Jaffray Tower                and Treasurer
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Susan S. Miley (40)                Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

-------------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

     William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") and Director of Piper Jaffray Inc..

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of various privately held and nonprofit corporations.

     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

     Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors

Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

     George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he was a Senior Vice President of the Adviser.

     Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

     Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

     Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer, and a Pricing Committee consisting of Ms. Emmerich and Mr. Hughey..

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors, the Derivatives Subcommittee and the Pricing Committee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1997, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1996. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                              Aggregate Compensation      Total Compensation
Director                         from the Company         from Fund Complex*
--------                      ----------------------      ------------------

David T. Bennett                     $16,067                   $56,250
Jaye F. Dyer                         $14,567                   $58,750
Karol D. Emmerich                    $16,067                   $58,750
Luella G. Goldberg                   $15,317                   $60,750
George Latimer                       $14,567                   $56,750
David A. Hughey                      $11,676                   $   -0-

-------------------------
* Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor") acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Pursuant to an Investment Advisory and Management Agreement with each Company, the Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Companies who are affiliated with the Adviser.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                Annual Advisory Fee
    Average Net Asset                            as Percentage of
   Values of the Fund                           Average Net Assets
   ------------------                           ------------------

On the first $500,000,000                              .50%
On the next $250,000,000                               .425%
On the next $250,000,000                               .375%
On the next $500,000,000                               .35%
On the next $500,000,000                               .325%
On the next $500,000,000                               .30%
On average assets of over $2,500,000,000               .275%

     The table below sets forth the advisory fees paid by the Funds for the periods indicated:

                                       Advisory fees         Advisory fees         Advisory fees
                                      for the fiscal        for the fiscal        for the fiscal
                                        year ended            year ended            year ended
Fund                                September 30, 1995    September 30, 1996    September 30, 1997
----                                ------------------    ------------------    ------------------
Money Market Fund                       $5,857,287            $7,536,110            $8,205,374
U.S. Governmber Money Market Fund        1,105,123             1,477,604             1,460,611
Tax-Exempt Money Market Fund               966,676             1,122,039             1,113,781

     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule l2b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule l2b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule l2b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule l2b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Company may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

     Pursuant to the provisions of the Distribution Plan, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund each pays a quarterly fee to the Distributor equal, on an annual basis, to .30% of such Fund's average daily net assets. The fee for Money Market Fund is equal to .30% of such Fund's average daily net assets attributable to Class A shares and 1.00% of such Fund's average daily net assets attributable to Class B shares. Such fees are paid for servicing of the Funds' shareholder accounts and providing distribution-related services to the Funds.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). The .30% Rule 12b-1 fee paid by U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, and by Money Market Fund with respect to its Class A shares, is comprised of (a) a servicing fee equal to .25% of average daily net assets and (b) a distribution fee equal to .05% of average daily net assets. The 1.00% Rule 12b-1 fee paid by Money Market Fund with respect to its Class B shares is comprised of (a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.

     Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; interest expenses; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

     For the fiscal year ended September 30, 1997, the Distributor limited its Rule 12b-1 fees to .20% of average daily net assets, provided that it did not limit Rule 12b-1 fees payable with respect to Money Market Fund's Class B shares. The Distributor intends to limit its Rule 12b-1 fees to the same extent for the fiscal year ending September 30, 1998.

     Total distribution fees for the fiscal year ended September 30, 1997 and how those fees were used by the Distributor are:

                                                           U.S. Government       Tax-Exempt
                                       Money Market         Money Market        Money Market
                                           Fund                 Fund                 Fund
                                       ------------        ---------------      ------------
Advertising. . . . . . . . . . . . .    $      -0-             $    -0-           $    -0-
Printing and Mailing of
  Prospectuses to Other
  than Current Shareholders. . . . .           -0-                  -0-                -0-
Compensation to Under-
  writers (trail fees to
  Investment Executives) . . . . . .    $4,213,258             $581,277           $443,629
Compensation to Dealers. . . . . . .           -0-                  -0-                -0-
Compensation to Sales
  Personnel. . . . . . . . . . . . .           -0-                  -0-                -0-
Interest, Carrying or Other
  Finance Charge . . . . . . . . . .           -0-                  -0-                -0-
Other (Specify). . . . . . . . . . .           -0-                  -0-                -0-
                                        ----------             --------           --------
Total. . . . . . . . . . . . . . . .    $4,213,258             $581,277           $443,629

UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders.

     As compensation for such services, the Distributor and Piper Trust are paid annual fees of $9.00 per active shareholder account by each Fund and $6.00 per inactive account (defined as an account that has a balance of shares in any of the Funds but that does not require a client statement for the current month) by each Fund. There is no charge for a closed shareholder account (defined as an account that has been inactive for at least three consecutive months). Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     During the fiscal year ended September 30, 1997, the Funds paid the following amounts to the Distributor and Piper Trust under the Shareholder Account Servicing Agreements.

                                        Amount paid        Amount paid
                                      to Distributor      to Piper Trust
                                      --------------      --------------
Money Market Fund                       $3,436,119           $    11
U.S. Government Money Market Fund          207,768                 6
Tax-Exempt Money Market Fund               123,864                 0

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer, or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act. For the fiscal years ended September 30, 1995, 1996 and 1997, the Funds did not pay any brokerage commissions.

     The Adviser is responsible for effecting securities transactions for each of the Funds. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

     In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     Any portfolio transactions for the Funds executed on an agency basis may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. During the 1997 fiscal year, Money Market Fund acquired securities issued by Morgan Stanley, JP Morgan, Merrill Lynch and Goldman Sachs. As of September 30, 1997, Money Market Fund held $30,000,000 of securities issued by Morgan Stanley, $28,483,788 issued by JP Morgan, $36,500,271 issued by Merrill Lynch and
$29,990,583 issued by Goldman Sachs.    During the 1997 fiscal year, U.S.
Government Money Market Fund and Tax-Exempt Money Market Fund did not purchase any securities of their regular brokers or dealers or parent companies of such brokers or dealers.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

     The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

     Each Fund's shares constitute a separate series of the Company's common stock. The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

     The Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

     Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     As of November 14, 1997, shareholders who owned of record or were known by the Funds to own beneficially 5% or more of the outstanding shares of any class of the Funds are as follows: Money Market Fund--Class B shares: Piper Jaffray Inc., 222 S. 9th Street, Minneapolis, MN 55402, 10,000 shares (100%). The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund, and of each class thereof, as of such date.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price of Fund shares (which is equal to their net asset value) is summarized in the Prospectus in the text following the heading "Managing Your Investment -- Buying Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund may also fluctuate. On September 30, 1997, the net asset value per share for each Fund (Class A shares of Money Market Fund) was calculated as follows:

                           MONEY MARKET FUND--CLASS A

Net Assets ($2,265,821,728)             =  Net Asset Value Per Share
----------------------------------           ($1.00)
Shares Outstanding (2,265,821,728)

                           MONEY MARKET FUND--CLASS B

Net Assets ($10,239)                    =  Net Asset Value Per Share
---------------------------                  ($1.00)
Shares Outstanding (10,239)

                       U. S. GOVERNMENT MONEY MARKET FUND

Net Assets ($284,813,950)               =  Net Asset Value Per Share
--------------------------------             ($1.00)
Shares Outstanding (284,813,950)

                          TAX-EXEMPT MONEY MARKET FUND

Net Assets ($234,521,429)               =  Net Asset Value Per Share
--------------------------------             ($1.00)
Shares Outstanding (234,521,429)

     Each Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a

Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     Pursuant to Rule 2a-7, the Board of Directors has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of each of the Funds and their shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. Each of the Funds will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to Fund shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize each Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations, from each Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Each Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days, will not purchase any instrument with a remaining maturity of greater than 397 calendar days, will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are at the time of acquisition Eligible Securities (as defined in Rule 2a-7), and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                             PERFORMANCE COMPARISONS

     Advertisements and other sales literature for the Funds may refer to each Fund's "yield," "average annual total return" and "cumulative total return."

     Each Fund may issue current yield quotations. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent.

     A Fund's effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                    365/7
          Effective Yield = [(Base Period Return +1)     ] -1

     When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

     Tax-Exempt Money Market Fund may also advertise its tax equivalent yield. This yield will be computed by dividing that portion of the seven-day yield or effective yield of the Fund (computed as set forth above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The Funds' yields, effective yields and, in the case of Tax-Exempt Money Market Fund, tax-equivalent yield (assuming a 36% federal income tax rate), based upon the seven days ended September 30, 1997, are set forth below.

                                            Effective    Tax-Equivalent     Tax-Equivalent
Fund                              Yield       Yield           Yield         Effective Yield
----                              -----       -----           -----         ---------------
Money Market Fund--Class A        4.88%       4.99%            N/A               N/A
Money Market Fund--Class B        4.07%       4.15%            N/A               N/A
U.S. Government Money
  Market Fund                     4.87%       4.99%            N/A               N/A
Tax-Exempt Money
  Market Fund                     3.01%       3.06%           4.70%             4.78%

     During the period for which yields are calculated, the Adviser voluntarily waived certain Rule 12b-1 fees for each Fund, thereby increasing yields. These fees may or may not be waived or paid in the future, in the Adviser's discretion. The following table sets forth the yields of each Fund as of September 30, 1997, absent the waiver of fees.

                                            Effective    Tax-Equivalent     Tax-Equivalent
Fund                              Yield       Yield           Yield         Effective Yield
----                              -----       -----           -----         ---------------
Money Market Fund--Class A        4.78%       4.89%            N/A               N/A
Money Market Fund--Class B           *           *             N/A               N/A
U.S. Government Money
  Market Fund                     4.77%       4.89%            N/A               N/A
Tax-Exempt Money
  Market Fund                     2.91%       2.96%           4.55%             4.63%

-------------------------
*    No fees or expenses waived or paid.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                        n
                                  P(1+T)  = ERV

          Where:    P    =    a hypothetical initial payment of $1,000;
                    T    =    average annual total return;
                    n    =    number of years; and
                  ERV    =    ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and any capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the average annual total return of each Fund for one year, five years and since inception (ten years with respect to the Class A shares of Money Market Fund) for the periods ended September 30, 1997.

                                                     Average Annual Total Returns
                               -------------------------------------------------------------------------
                                                                               Absent Voluntary
                                             Actual                               Fee Waivers
                               ----------------------------------     ----------------------------------
                                                   10 Years/Since                         10 Years/Since
                               1 Year     5 Years     Inception       1 Year     5 Years     Inception
                               ------     -------     ---------       ------     -------     ---------
Money Market Fund-Class A       4.84%      3.98%         5.31%         4.74%      3.88%        5.21%
Money Market Fund-Class B
  (Inception 2/18/97)            N/A        N/A          2.39%*         N/A        N/A           **
U.S. Government Money
  Market Fund
  (Inception 7/5/88)            4.71%      3.96%         5.11%         4.61%      3.86%        5.01%
Tax-Exempt Money
  Market Fund
  (Inception 7/5/88)            2.77%      2.45%         3.48%         2.66%      2.35%        3.38%

-------------------------
*    Return since inception (not annualized).
**   No fees or expenses waived or paid.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                               CTR = (ERV-P) 100
                                     -------
                                        P

          Where:    CTR =     Cumulative total return;
                    ERV =     ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the
                              beginning of such period; and
                    P   =     initial payment of $1,000.

This calculation assumes all dividends and any capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns for each Fund from inception to September 30, 1997.

                                                Cumulative Total Returns
                                            --------------------------------
                                                           Absent Voluntary
                                             Actual           Fee Waivers
                                            --------      ------------------
Money Market Fund-Class A                    72.98%              71.98%
  (Inception 3/16/87)
Money Market Fund-Class B                     2.39%                  *
  (Inception 2/18/97)
U.S. Government Money Market Fund            58.28%              57.35%
  (Inception 7/5/88)
Tax-Exempt Money Market Fund                 37.07%              36.14%
  (Inception 7/5/88)

-------------------------
*    No fees or expenses waived or paid.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. Performance information for the Funds also may be compared to various unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

                              REDEMPTION OF SHARES

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a Social Security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

                                    TAXATION

     Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. For purposes of this calculation, any amount of income on which corporate-level income tax has been paid is deemed to have been distributed.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     Distributions paid from net realized capital gains, if any, will be taxable to shareholders as ordinary income. Capital gains from the sale or exchange of shares are also taxable.

     Distributions may be subject to state and local income taxes and the treatment thereof may differ from the federal income tax consequences discussed above.

TAX-EXEMPT MONEY MARKET FUND

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Money Market Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Money Market Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of Tax-Exempt Money Market Fund.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. Tax-Exempt Money Market Fund may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under
Section 884 of the Code.

     Because liability for AMT in the case of individuals will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Money Market Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

     For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for municipal securities. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in municipal securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a municipal security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

                               GENERAL INFORMATION

     The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                              FINANCIAL STATEMENTS

     The audited financial statements for the Funds dated September 30, 1997, as set forth in Funds' Annual Reports, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                               PENDING LITIGATION

     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The Court has granted final approval to a Settlement Agreement which became effective on September 20, 1997. The Settlement Agreement provides $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards will submit shareholder proposals to convert these funds to an open-end format, provided that they determine, at that time, that such proposals are in the best interests of shareholders. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value. Shareholders received notice of the offers to repurchase in October 1997, and the offers to repurchase expired on November 17, 1997.

     Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. The named plaintiffs and defendants have entered into a settlement agreement which is subject to approval by the court and a sufficiently large percentage of class members.

Pursuant to the terms of the settlement agreement, defendants collectively have agreed to pay a total amount of up to $6,942,733.66. The Piper defendants have agreed to pay up to $4,592,220.59, consisting of up to $923,930.23 in cash and three notes, each bearing interest of six percent per annum, to be paid as follows: $1,199,908.06 six months from the settlement effective date; $1,097,058.80 to be paid twelve months from the effective date; and $1,371,323.50 to be paid eighteen months from the effective date. The settlement of this putative class action is contingent on the settlement of related actions involving claims by First Commercial Trust Company, an investor in Managers Intermediate and other funds. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The Court granted final approval to a settlement agreement which will provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser. The effective date of the settlement was September 2, 1997. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.
The parties have entered into a settlement agreement to resolve this matter. Pursuant to the settlement agreement, the share of the settlement to be paid by the Piper defendants is a total of $1,995,968.75 consisting of $314.259.10 in cash and three notes, bearing simple interest of six percent per annum, to be paid as follows: $550,091.95 to be paid six months from the effective date; $502,941.20 to be paid 12 months from the effective date; $628,676.50 to be paid 18 months from the effective date. The settlement of this matter is contingent on the settlement of the related Hosea/Kopelman Consolidated Action and the settlement will not be effective until the effective date of the settlement in the Hosea/Kopelman Consolidated Action.

     The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                                     RATINGS

     Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service LP ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances differ only in small degrees from issues rated AAA.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that


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


adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial condition may increase investment risk, albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely upon support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.


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